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                                                                    EXHIBIT 10.2
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================================================================================



                                CREDIT AGREEMENT

                                   DATED AS OF
                                 JANUARY 2, 1998




                                      AMONG

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                   AS BORROWER




                     THE LENDING INSTITUTIONS NAMED THEREIN
                                   AS LENDERS




                                       AND




                               NATIONAL CITY BANK
                             AS ADMINISTRATIVE AGENT




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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

SECTION 1.        DEFINITIONS AND TERMS...........................................................................1
         1.1.     CERTAIN DEFINED TERMS...........................................................................1
         1.2.     COMPUTATION OF TIME PERIODS....................................................................15
         1.3.     ACCOUNTING TERMS...............................................................................15
         1.4.     TERMS GENERALLY................................................................................15
         1.5.     CURRENCY EQUIVALENTS...........................................................................16

SECTION 2.        AMOUNT AND TERMS OF LOANS......................................................................16
         2.1.     COMMITMENTS FOR LOANS..........................................................................16
         2.2.     MINIMUM BORROWING AMOUNTS, ETC.; PRO RATA BORROWINGS...........................................17
         2.3.     NOTICE OF BORROWING............................................................................17
         2.4.     DISBURSEMENT OF FUNDS FROM BORROWINGS..........................................................18
         2.5.     NOTES..........................................................................................19
         2.6.     VOLUNTARY CONVERSION OF DOLLAR DENOMINATED LOANS; REDENOMINATION OF LOANS......................19
         2.7.     INTEREST ON LOANS..............................................................................20
         2.8.     INTEREST PERIODS...............................................................................21
         2.9.     INCREASED COSTS, ILLEGALITY, ETC...............................................................22
         2.10.    COMPENSATION...................................................................................24
         2.11.    CHANGE OF LENDING OFFICE; REPLACEMENT OF LENDERS...............................................24

SECTION 3.        LETTERS OF CREDIT..............................................................................25
         3.1.     LETTERS OF CREDIT..............................................................................25
         3.2.     LETTER OF CREDIT REQUESTS: NOTICES OF ISSUANCE.................................................26
         3.3.     AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS...................................................26
         3.4.     LETTER OF CREDIT PARTICIPATIONS................................................................26
         3.5.     INCREASED COSTS................................................................................28
         3.6.     GUARANTY OF SUBSIDIARY LETTER OF CREDIT OBLIGATIONS............................................29
         3.7.     SEPARATE DOCUMENTARY LETTERS OF CREDIT.........................................................30

SECTION 4.        FEES; COMMITMENTS..............................................................................30
         4.1.     FEES...........................................................................................30
         4.2.     VOLUNTARY TERMINATION/REDUCTION OF COMMITMENTS.................................................31
         4.3.     MANDATORY TERMINATION/ADJUSTMENTS OF COMMITMENTS, ETC..........................................31
         4.4.     EXTENSION OF MATURITY DATE.....................................................................32

SECTION 5.        PAYMENTS.......................................................................................32
         5.1.     VOLUNTARY PREPAYMENTS..........................................................................32
         5.2.     MANDATORY PREPAYMENTS..........................................................................33
         5.3.     METHOD AND PLACE OF PAYMENT....................................................................34
         5.4.     NET PAYMENTS...................................................................................34

SECTION 6.        CONDITIONS PRECEDENT...........................................................................36
         6.1.     CONDITIONS PRECEDENT AT INITIAL BORROWING DATE.................................................36
         6.2.     CONDITIONS PRECEDENT TO ALL CREDIT EVENTS......................................................38

SECTION 7.        REPRESENTATIONS AND WARRANTIES.................................................................38
         7.1.     CORPORATE STATUS, ETC..........................................................................39
         7.2.     SUBSIDIARIES...................................................................................39
         7.3.     CORPORATE POWER AND AUTHORITY, ETC.............................................................39
         7.4.     NO VIOLATION...................................................................................39

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
         7.5.     GOVERNMENTAL APPROVALS.........................................................................39
         7.6.     LITIGATION.....................................................................................40
         7.7.     USE OF PROCEEDS; MARGIN REGULATIONS............................................................40
         7.8.     FINANCIAL STATEMENTS, ETC......................................................................40
         7.9.     NO MATERIAL ADVERSE CHANGE.....................................................................41
         7.10.    TAX RETURNS AND PAYMENTS.......................................................................41
         7.11.    TITLE TO PROPERTIES, ETC.......................................................................41
         7.12.    LAWFUL OPERATIONS, ETC.........................................................................41
         7.13.    ENVIRONMENTAL MATTERS..........................................................................41
         7.14.    COMPLIANCE WITH ERISA..........................................................................42
         7.15.    INTELLECTUAL PROPERTY, ETC.....................................................................42
         7.16.    INVESTMENT COMPANY.............................................................................42
         7.17.    BURDENSOME CONTRACTS; LABOR RELATIONS..........................................................43
         7.18.    EXISTING INDEBTEDNESS..........................................................................43
         7.19.    SECURITY INTERESTS.............................................................................43
         7.20.    TRUE AND COMPLETE DISCLOSURE...................................................................43

SECTION 8.        AFFIRMATIVE COVENANTS..........................................................................44
         8.1.     REPORTING REQUIREMENTS.........................................................................44
         8.2.     BOOKS, RECORDS AND INSPECTIONS.................................................................47
         8.3.     INSURANCE......................................................................................47
         8.4.     PAYMENT OF TAXES AND CLAIMS....................................................................47
         8.5.     CORPORATE FRANCHISES...........................................................................48
         8.6.     GOOD REPAIR....................................................................................48
         8.7.     COMPLIANCE WITH STATUTES, ETC..................................................................48
         8.8.     COMPLIANCE WITH ENVIRONMENTAL LAWS.............................................................48
         8.9.     FISCAL YEARS, FISCAL QUARTERS..................................................................49
         8.10.    CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY............................................49
         8.11.    ADDITIONAL SECURITY; FURTHER ASSURANCES........................................................49
         8.12.    CORPORATE SEPARATENESS.........................................................................51
         8.13.    ERISA..........................................................................................51
         8.14.    HEDGE AGREEMENTS, ETC..........................................................................51
         8.15.    LANDLORD/MORTGAGEE WAIVERS; BAILEE LETTERS.....................................................52
         8.16.    SENIOR DEBT....................................................................................52

SECTION 9.        NEGATIVE COVENANTS.............................................................................52
         9.1.     CHANGES IN BUSINESS............................................................................52
         9.2.     CONSOLIDATION, MERGER OR SALE OF ASSETS, ETC...................................................52
         9.3.     LIENS..........................................................................................54
         9.4.     INDEBTEDNESS...................................................................................56
         9.5.     ADVANCES, INVESTMENTS, LOANS AND GUARANTY OBLIGATIONS..........................................57
         9.6.     DIVIDENDS, ETC.................................................................................59
         9.7.     TOTAL INDEBTEDNESS/EBITDA RATIO................................................................59
         9.8.     INTEREST COVERAGE RATIO........................................................................59
         9.9.     CAPITAL EXPENDITURES...........................................................................59
         9.10.    CERTAIN LEASES.................................................................................59
         9.11.    MINIMUM CONSOLIDATED TANGIBLE NET WORTH........................................................59
         9.12.    PREPAYMENTS AND REFINANCINGS OF OTHER DEBT, ETC................................................60
         9.13.    TRANSACTIONS WITH AFFILIATES...................................................................60
         9.14.    LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES.............................................60
         9.15.    LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS.................................................60

SECTION 10.       EVENTS OF DEFAULT..............................................................................61
         10.1.    EVENTS OF DEFAULT..............................................................................61

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
         10.2.    ACCELERATION, ETC..............................................................................63
         10.3.    APPLICATION OF LIQUIDATION PROCEEDS............................................................63

SECTION 11.       THE ADMINISTRATIVE AGENT.......................................................................64
         11.1.    APPOINTMENT....................................................................................64
         11.2.    DELEGATION OF DUTIES...........................................................................64
         11.3.    EXCULPATORY PROVISIONS.........................................................................64
         11.4.    RELIANCE BY ADMINISTRATIVE AGENT...............................................................64
         11.5.    NOTICE OF DEFAULT..............................................................................65
         11.6.    NON-RELIANCE...................................................................................65
         11.7.    INDEMNIFICATION................................................................................65
         11.8.    THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY................................................66
         11.9.    SUCCESSOR ADMINISTRATIVE AGENT.................................................................66
         11.10.   OTHER AGENTS...................................................................................66

SECTION 12.       GUARANTY BY THE BORROWER.......................................................................66
         12.1.    GUARANTY OF CERTAIN SUBSIDIARY BORROWINGS......................................................66
         12.2.    ADDITIONAL UNDERTAKING.........................................................................66
         12.3.    GUARANTY UNCONDITIONAL, ETC....................................................................66
         12.4.    BORROWER OBLIGATIONS TO REMAIN IN EFFECT; RESTORATION..........................................67
         12.5.    WAIVER OF ACCEPTANCE, ETC......................................................................67
         12.6.    SUBROGATION....................................................................................67
         12.7.    EFFECT OF STAY.................................................................................67

SECTION 13.       MISCELLANEOUS..................................................................................68
         13.1.    PAYMENT OF EXPENSES ETC........................................................................68
         13.2.    RIGHT OF SETOFF................................................................................68
         13.3.    NOTICES........................................................................................69
         13.4.    BENEFIT OF AGREEMENT...........................................................................69
         13.5.    NO WAIVER: REMEDIES CUMULATIVE.................................................................70
         13.6.    PAYMENTS PRO RATA..............................................................................70
         13.7.    CALCULATIONS: COMPUTATIONS.....................................................................71
         13.8.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.........................71
         13.9.    COUNTERPARTS...................................................................................72
         13.10.   EFFECTIVENESS..................................................................................72
         13.11.   HEADINGS DESCRIPTIVE...........................................................................72
         13.12.   AMENDMENT OR WAIVER............................................................................72
         13.13.   SURVIVAL OF INDEMNITIES........................................................................73
         13.14.   DOMICILE OF LOANS..............................................................................73
         13.15.   CONFIDENTIALITY................................................................................73
         13.16.   LENDER REGISTER................................................................................73
         13.17.   LIMITATIONS ON LIABILITY OF THE LETTER OF CREDIT ISSUERS.......................................74
         13.18.   GENERAL LIMITATION OF LIABILITY................................................................74
         13.19.   NO DUTY........................................................................................74
         13.20.   LENDERS AND ADMINISTRATIVE AGENT NOT FIDUCIARY TO BORROWER, ETC................................75
         13.21.   JUDGMENT CURRENCY..............................................................................75
         13.22.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................................................75


                                      iii


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------------



ANNEX I     -        INFORMATION AS TO LENDERS
ANNEX II    -        INFORMATION AS TO SUBSIDIARIES
ANNEX III   -        DESCRIPTION OF EXISTING INDEBTEDNESS
ANNEX IV    -        DESCRIPTION OF EXISTING LIENS
ANNEX V     -        DESCRIPTION OF EXISTING ADVANCES, LOANS, INVESTMENTS AND
                     GUARANTEES
ANNEX VI    -        DESCRIPTION OF LETTERS OF CREDIT DEEMED ISSUED UNDER THE
                     CREDIT AGREEMENT

EXHIBIT A   -        FORM OF NOTE
EXHIBIT B-1 -        FORM OF NOTICE OF BORROWING
EXHIBIT B-2 -        FORM OF NOTICE OF CONVERSION
EXHIBIT B-3 -        FORM OF LETTER OF CREDIT REQUEST
EXHIBIT B-4 -        FORM OF REDENOMINATION REQUEST
EXHIBIT C   -        FORM OF SUBSIDIARY GUARANTY
EXHIBIT D   -        FORM OF SECURITY AGREEMENT
EXHIBIT E-1 -        FORM OF PLEDGE AGREEMENT
EXHIBIT E-2 -        FORM OF MORTGAGE OF SHARES OF PARRY POWER SYSTEMS LIMITED
EXHIBIT F-1 -        FORM OF LANDLORD WAIVER
EXHIBIT F-2 -        FORM OF MORTGAGEE WAIVER
EXHIBIT G   -        FORM OF BAILEE WAIVER
EXHIBIT H   -        FORM OF COMPLIANCE CERTIFICATE
EXHIBIT I   -        FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER
EXHIBIT J   -        FORM OF ASSIGNMENT AGREEMENT
EXHIBIT K   -        FORM OF SECTION 5.4(B)(II) CERTIFICATE


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

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of January 2, 1998, among the following:

                  (i) ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

                  (ii) the lending institutions listed in Annex I hereto (each a "Lender" and collectively, the "Lenders"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as administrative agent (the "Administrative Agent"):


         PRELIMINARY STATEMENTS:

         (1) Unless otherwise defined herein, all capitalized terms used herein and defined in section 1 are used herein as so defined.

         (2) The Borrower has applied to the Lenders for credit facilities in order to refinance certain indebtedness of the Borrower and its Subsidiaries and in order to provide working capital and funds for other lawful purposes.

         (3) Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the credit facilities provided for herein.

         NOW, THEREFORE, it is agreed:


         SECTION 1. DEFINITIONS AND TERMS

         1.1. Certain Defined Terms. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

         "ACQUISITION" shall mean and include:

                  (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of any facility and/or business operated by any person who is not a Wholly-Owned Subsidiary of the Borrower, and

                  (ii) acquisitions of equity or other similar interests in any such person (whether by merger, stock purchase or otherwise) which result in the ownership by the Borrower and its Subsidiaries of a majority of the outstanding equity or other similar interests in any such person.

         "ADDITIONAL SECURITY DOCUMENT" shall have the meaning provided in section 8.11(a).

         "ADMINISTRATIVE AGENT" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to section 11.9.

         "AFFILIATE" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with such person. A person shall be deemed to control a second person if such first person possesses, directly or indirectly, the power (i) to vote 20% or more of the securities having ordinary voting power for the election of directors or managers of such second person or (ii) to direct or cause the direction of the management and policies of such second person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (x) a director, officer or employee of a person shall not, solely by reason of such status, be considered an Affiliate of such person; and (y) neither the Administrative Agent nor any Lender shall in any event be considered an Affiliate of the Borrower or any other Credit Party or any of their respective Subsidiaries.

         "AGREEMENT" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

         "ALTERNATIVE CURRENCY" shall mean and include (i) German Marks, French Francs, Pounds Sterling, Australian Dollars and Canadian Dollars, if at the time any such currency is readily and freely transferable and convertible into Dollars; and (ii) any other lawful currency other than Dollars which is readily and freely transferable and convertible into Dollars and is acceptable to the Lenders as provided in section 2.3(b) or 2.6(b), as applicable, and any applicable Letter of Credit Issuer.

         "APPLICABLE EUROCURRENCY MARGIN" shall have the meaning provided in section 2.7(g).

         "APPLICABLE COMMITMENT FEE RATE" shall have the meaning provided in section 4.1(a).

         "APPLICABLE LENDING OFFICE" shall mean, with respect to each Lender,
(i) such Lender's Domestic Lending Office in the case of Borrowings consisting of Prime Rate Loans and (ii) such Lender's Eurocurrency Lending Office in the case of Borrowings consisting of Eurocurrency Loans.

         "APPLICABLE PRIME RATE MARGIN" shall have the meaning provided in section 2.7(g).

         "ASSET SALE" shall mean the sale, transfer or other disposition (including by means of Sale and Lease-Back Transaction and by means of mergers, consolidations, and liquidations of a corporation, partnership or limited liability company of the interests therein of the Borrower or any Subsidiary) by the Borrower or any Subsidiary to any person other than the Borrower or any Subsidiary of any of their respective assets (other than sales of inventory and equipment in the ordinary course of business, and sales, transfers or other dispositions of obsolete or excess furniture, fixtures, equipment or other property, tangible or intangible, also in the ordinary course of business).

         "ASSIGNMENT AGREEMENT" shall mean an Assignment Agreement substantially in the form of Exhibit J hereto.

         "AUTHORIZED OFFICER" shall mean any officer or employee of the Borrower designated as such in writing to the Administrative Agent by the Borrower.

         "BANKRUPTCY CODE" shall have the meaning provided in section 10.1(g).

         "BORROWER" shall have the meaning provided in the introductory paragraph hereof.

         "BORROWING" shall mean the incurrence of Loans consisting of one Type of Loan, by the Borrower from all of the Lenders having Commitments in respect thereof on a PRO RATA basis on a given date (or resulting from conversions on a given date), which in the case of Eurocurrency Loans have the same Interest Period and are denominated in the same currency.

         "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the city in which the applicable Payment Office is located a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans, any day which is a Business Day described in clause (i) and which is also a day on which dealings are carried on in the London interbank market and banks are open for business in London and in the country of issue of any Alternative Currency in which any applicable Eurocurrency Loans are denominated.

         "CAPITAL LEASE" as applied to any person shall mean any lease of any property (whether real, personal or mixed) by that person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that person.

         "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities identified as "capital lease obligations" (or any similar words) on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

         "CASH EQUIVALENTS" shall mean any of the following:

                   (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

                  (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "APPROVED BANK"), in each case with maturities of not more than 90 days from the date of acquisition;

                  (iii) commercial paper issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 90 days after the date of acquisition;

                  (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iii) above;

                  (v) investments in money market funds access to which is provided as part of "sweep" accounts maintained with a Lender or an Approved Bank; and

                  (vi) only in the case of any Foreign Subsidiary or a foreign branch or permanent establishment of the Borrower, short term deposits, certificates of deposit, repurchase agreements and similar financial instruments, in any currency, incident to normal operations in any foreign jurisdiction outside the United States, with or issued by any local or international financial institution with undivided capital and surplus of at least $250,000,000 (or the equivalent in any applicable currency), not exceeding $1,100,000 (or the equivalent in any other currency) in the case of any single financial institution.

         "CASH PROCEEDS" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by the Borrower and/or any Subsidiary from such Asset Sale.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Sec. 9601 ET SEQ.

         "CHANGE OF CONTROL" shall mean and include any of the following:

                   (i) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                  (ii) any person or group (as such term is defined in section 13(d)(3) of the 1934 Act), other than the Borrower, any trustee or other fiduciary holding securities under an employee benefit plan of the Borrower, and Wayne R. Hellman (and (x) trusts for the benefit of such person, his family and descendants, and (y) any voting trust over which Mr. Hellman exercises control), shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 25%, on a fully diluted basis, of the economic or voting interest in the Borrower's capital stock;

                  (iii) Wayne R. Hellman (and trusts for the benefit of such person, his family and descendants) shall, for any reason, cease to have, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of at least 12%, on a fully diluted basis, of the economic or voting interest in the Borrower's capital stock;

                  (iv) the full time active employment of Wayne R. Hellman as chief executive officer of the Borrower shall be voluntarily terminated by the Borrower or Mr. Hellman (other than by reason of death or disability), unless a successor acceptable to the Required Lenders shall have been appointed or elected and actually taken office within three months following any such termination, in which case the name of such successor shall be substituted for the name of the person he or she replaces for purposes of this clause (iv);

                  (v) the shareholders of the Borrower approve (A) a merger or consolidation of the Borrower with any other person, other than a merger or consolidation which would result in the voting securities of the Borrower outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged for voting securities of the surviving or resulting entity) more than 75% of the combined voting power of the voting securities of the Borrower or such surviving or resulting entity outstanding after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Borrower (or similar transaction), other than any such transaction in which no person or group (as hereinabove defined) not excepted from the provisions of clause (ii) above acquires more than 25% of the combined voting power, on a fully diluted basis, of the Borrower's then outstanding voting securities; and/or

                  (vi) the shareholders of the Borrower approve a plan of complete liquidation of the Borrower or an agreement or agreements for the sale or disposition by the Borrower of all or substantially all of the Borrower's assets.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "COLLATERAL" shall mean any collateral covered by any Security
Document.

         "COLLATERAL AGENT" shall mean the Administrative Agent acting as Collateral Agent for the Lenders pursuant to the Security Documents.

         "COMMITMENT" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Annex I as its "Commitment" as the same may be reduced from time to time pursuant to section 4.2, 4.3 and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 13.4.

         "COMMITMENT FEE" shall have the meaning provided in section 4.1(a).

         "CONSOLIDATED CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

         "CONSOLIDATED NET INCOME" shall mean for any period, the net income (or loss), without deduction for minority interests, of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, PROVIDED that there shall be excluded therefrom (i) the income, (or loss) of any entity accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any of its Subsidiaries or on which its assets are acquired by the Borrower or any of its Subsidiaries, and (ii) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

         "CONSOLIDATED TANGIBLE NET WORTH" shall mean at any time for the determination thereof (i) all amounts which, in conformity with GAAP, would be included under the caption "total stockholders' equity" (or any like caption) on a consolidated balance sheet of the Borrower as at such date, REDUCED BY (ii) the sum (without duplication), on a consolidated basis, of the following, to the extent reflected as consolidated assets: (A) any write-up in the book value of any assets subsequent to September 30, 1997, (B) goodwill, (C) organizational expenses, research and development expenses, patents, trademarks, copyrights licenses and other intangible assets, (D) unamortized debt discount and expense,
(E) securities which are not readily marketable, (F) cash or Cash Equivalents held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Indebtedness, and (G) any items not included in the foregoing clauses (A) through (F) which are treated as intangibles in accordance with GAAP.

         "CREDIT DOCUMENTS" shall mean this Agreement, the Notes, the Subsidiary Guaranty, the Security Documents and any Letter of Credit Document.

         "CREDIT EVENT" shall mean the making of any Loans and/or the issuance of any Letter of Credit.

         "CREDIT PARTY" shall mean the Borrower and each Subsidiary which is a party to any Credit Document.

         "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "DEFAULTING LENDER" shall mean any Lender with, respect to which a Lender Default is in effect.

         "DESIGNATED HEDGE AGREEMENT" shall mean any Hedge Agreement to which the Borrower or any of its Subsidiaries is a party which, pursuant to a written instrument signed by the Administrative Agent, has been designated as a Designated Hedge Agreement so that the Borrower's or Subsidiaries's counterparty's credit exposure thereunder will be entitled to share in the benefits of the Subsidiary Guaranty and the Security Documents to the extent such Subsidiary Guaranty and Security Documents provide guarantees or security for creditors of the Borrower or any Subsidiary under Designated Hedge Agreements. The Administrative Agent may, without the approval or consent of the Lenders, designate a Hedge Agreement as a Designated Hedge Agreement if the counterparty is a Lender or an Affiliate of a Lender and the maximum credit exposure of such counterparty under such Hedge Agreement to the Borrower and its Subsidiaries is reasonably determined by the Administrative Agent, in accordance with its own customary valuation practices, not to exceed $3,000,000; however, if the counterparty is not a Lender or an Affiliate of a Lender, or such credit exposure is so determined by the Administrative Agent to be greater than $3,000,000, the Administrative Agent shall only designate the Hedge Agreement involving such counterparty as a Designated Hedge Agreement if the Administrative Agent is instructed to do so by the Required Lenders. As a matter of present intention, the Administrative Agent intends to offer to Lenders the opportunity to participate in any Designated Hedge Agreement arranged by it. The Administrative Agent may impose as a condition to any designation of a Designated Hedge Agreement a requirement that the counterparty enter into an intercreditor or similar agreement with the Administrative Agent under which recoveries from the Borrower and its Subsidiaries with respect to such Designated Hedge Agreement will be shared in a manner consistent with the provisions of section 10.3 hereof.

         "DOLLARS", "U.S. DOLLARS" and the sign "$" each means lawful money of the United States.

         "DOMESTIC LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its Domestic Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EBIT" shall mean, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provisions for taxes based on income, and (iii) Total Interest Expense, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "EBITDA" shall mean, for any period, (A) the sum of the amounts for such period of (i) EBIT, (ii) depreciation and amortization, and (iii) extraordinary, infrequent or unusual, and other non-recurring non-cash losses and non-cash charges, LESS (B) gains on sales of assets (excluding sales in the ordinary course of business) and extraordinary gains, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "EFFECTIVE DATE" shall have the meaning provided in section 13.10.

         "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), in each case which

                  (i) so long as no Default under section 10.1(a) or Event of Default shall have occurred and be continuing, and so long as the financial covenants contained in sections 9.7 through 9.13 of this Agreement have not been modified (or compliance therewith waived) following a deterioration in the financial condition or results of operations of the Borrower and its Subsidiaries, is not disapproved in writing by the Borrower in a notice given to a requesting Lender and the Administrative Agent, specifying the reasons for such disapproval, within five Business Days following the giving of notice to the Borrower of the identity of any proposed transferee (any such disapproval by the Borrower must be reasonable), and

                  (ii) is not a direct competitor of the Borrower or engaged in the same or similar business as the Borrower, or any of its respective Subsidiaries or is not an Affiliate of any such competitors of the Borrower or any of its respective Subsidiaries.

         "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings arising under any Environmental Law or any permit issued under any such law (hereafter "CLAIMS"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the storage, treatment or Release (as defined in CERCLA) of any Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "ENVIRONMENTAL LAW" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment issued to or rendered against the Borrower or any of its Subsidiaries relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Sec. 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. Sec. 7401 ET SEQ.; the Safe Drinking Water Act,

42 U.S.C. Sec. 3803 ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. Sec. 2701 ET SEQ.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Sec. 11001 ET SEQ., the Hazardous Material Transportation Act, 49 U.S.C. Sec. 1801 ET SEQ. and the Occupational Safety and Health Act, 29 U.S.C. Sec. 651 ET SEQ. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA AFFILIATE" shall mean each person (as defined in section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of section 414(b),(c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

         "EUROCURRENCY LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its Eurocurrency Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office or offices (for Eurocurrency Loans denominated in Dollars or particular Alternative Currencies) of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EUROCURRENCY LOANS" shall mean each Loan, denominated in U.S. Dollars or in an Alternative Currency, bearing interest at the rates provided in section 2.7(b).

         "EUROCURRENCY RATE" shall mean with respect to each Interest Period for a Eurocurrency Loan, (A) either (i) the rate per annum for deposits in Dollars or in the relevant Alternative Currency for a maturity most nearly comparable to such Interest Period which appears on page 3740 or 3750, as applicable, of the Dow Jones Telerate Screen as of 11:00 A.M. (local time at the Notice Office) on the date which is two Business Days prior to the commencement of such Interest Period, or (ii) if such a rate does not appear on such a page, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars or in the relevant Alternative Currency are offered to each of the Reference Banks by prime banks in the London interbank Eurocurrency market for deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurocurrency Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurocurrency Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in each case divided (and rounded upward to the nearest whole multiple of 1/16th of 1%) by (B) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "EVENT OF DEFAULT" shall have the meaning provided in section 10.1.

         "EXISTING INDEBTEDNESS" shall have the meaning provided in section
7.18.

         "EXISTING INDEBTEDNESS AGREEMENTS" shall have the meaning provided in section 7.18.

         "EXISTING LETTER OF CREDIT" shall have the meaning provided in section 3.1(d).

         "FACING FEE" shall have the meaning provided in section 4.1(c).

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "FEES" shall mean all amounts payable pursuant to, or referred to in, section 4.1.

         "FOREIGN SUBSIDIARY" shall mean any Subsidiary (i) substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside the United States, or (ii) substantially all of whose assets consist of Subsidiaries that are Foreign Subsidiaries as defined in clause (i) of this definition.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of section 9, including defined terms as used therein, are subject (to the extent provided therein) to section 13.7(a).

         "GUARANTEED OBLIGATIONS" shall have the meaning provided in section
12.1.

         "GUARANTY OBLIGATIONS" shall mean as to any person (without duplication) any obligation of such person guaranteeing any Indebtedness ("PRIMARY INDEBTEDNESS") of any other person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such person, whether or not contingent, (a) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness, or
(d) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, PROVIDED, HOWEVER, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

         "HEDGE AGREEMENT" shall mean (i) any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates, and (ii) any currency swap agreement, forward currency purchase agreement or similar agreement or arrangement designed to protect against fluctuations in currency exchange rates.

         "HAZARDOUS MATERIALS" shall mean (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "restricted hazardous materials", "extremely hazardous wastes", "restrictive hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar meaning and regulatory effect under any applicable Environmental Law.

         "INDEBTEDNESS" of any person shall mean without duplication:

                  (i) all indebtedness of such person for borrowed money,

                  (ii) all bonds, notes, debentures and similar debt securities of such person,

                  (iii) the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such person,

                  (iv) the face amount of all letters of credit issued for the account of such person and, without duplication, all drafts drawn thereunder,

                  (v) all Indebtedness of a second person secured by any Lien on any property owned by such first person, whether or not such indebtedness has been assumed,

                  (vi) all Capitalized Lease Obligations of such person,

                  (vii) all obligations of such person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations,

                  (viii) all net obligations of such person under Hedge Agreements,

                  (ix) the full outstanding balance of trade receivables sold with full or limited recourse, other than solely for purposes of collection of delinquent accounts, and

                  (x) all Guaranty Obligations of such person,

PROVIDED that neither trade payables and accrued expenses, in each case arising in the ordinary course of business, nor obligations in respect of insurance policies or performance or surety bonds which themselves are not guarantees of Indebtedness, shall constitute Indebtedness.

         "INITIAL BORROWING DATE" shall mean the date, on or after the Effective Date, upon which the conditions specified in section 6.1 are satisfied.

         "INTEREST COVERAGE RATIO" shall mean, for any Testing Period, the ratio of (i) the sum of EBIT and amortization, to (ii) Total Interest Expense, in each case on a consolidated basis for the Borrower and its Subsidiaries for such Testing Period.

         "INTEREST PERIOD" with respect to any Eurocurrency Loan shall mean the interest period applicable thereto, as determined pursuant to section 2.8.

         "LEASEHOLDS" of any person means all the right, title and interest of such person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

         "LENDER" shall have the meaning provided in the first paragraph of this Agreement.

         "LENDER DEFAULT" shall mean (i) the refusal (which has not been retracted) of a Lender in violation of the requirements of this Agreement to make available its portion of any incurrence of Loans or to fund its portion of any unreimbursed payment under section 3.4(c) or (ii) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under section 2.1 and/or section 3.4(c), in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "LENDER REGISTER" shall have the meaning provided in section 13.16.

         "LETTER OF CREDIT" shall have the meaning provided in section 3.1(a).

         "LETTER OF CREDIT DOCUMENTS" shall have the meaning specified in section 3.2(a).

         "LETTER OF CREDIT FEE" shall have the meaning provided in section
4.1(b).

         "LETTER OF CREDIT ISSUER" shall mean (i) in respect of each Existing Letter of Credit, the Lender that has issued same as of the Effective Date; (ii) in any other case, any of the original Lenders named in this Agreement;

and/or (iii) any other Lender that is requested, and agrees, to so act by the Borrower, and is approved by the Administrative Agent and the Required Lenders; PROVIDED, that unless otherwise agreed by the Borrower, NCB and NBD Bank, NBD Bank will act as the Letter of Credit Issuer for Letters of Credit issued after the Effective Date for any of the purposes contemplated by clause (ii) of section 3.1(a).

         "LETTER OF CREDIT OUTSTANDINGS" shall mean, at anytime, the sum, without duplication, of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

         "LETTER OF CREDIT REQUEST" shall have the meaning provided in section 3.2(a).

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

         "LOAN" shall have the meaning provided in section 2.1.

         "MARGIN STOCK" shall have the meaning provided in Regulation U.

         "MATERIAL ADVERSE EFFECT" (i) when used with reference to either (x) the Borrower, or (y) any of its Subsidiaries, shall mean a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole; or (ii) when used with reference to any other person, shall mean a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of such person and its Subsidiaries, taken as a whole.

         "MATERIAL SUBSIDIARY" shall mean, at any time, with reference to any person, any Subsidiary of such person (i) that has assets at such time comprising 5% or more of the consolidated assets of such person and its Subsidiaries, or (ii) whose operations in the current fiscal year are expected to, or whose operations in the most recent fiscal year did (or would have if such person had been a Subsidiary for such entire fiscal year), represent 5% or more of the consolidated earnings before interest, taxes, depreciation and amortization of such person and its Subsidiaries for such fiscal year.

         "MATURITY DATE" shall mean December 31, 2000, unless earlier terminated, or extended in accordance with section 4.4.

         "MINIMUM BORROWING AMOUNT" shall mean (i) for Loans which are Prime Rate Loans, $1,000,000, with minimum increments thereafter of $250,000 and (ii) for Loans which are Eurocurrency Loans, $1,000,000 (or the substantial equivalent thereof in any Alternative Currency), with minimum increments thereafter of $500,000 (or the substantial equivalent thereof in any Alternative Currency).

         "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors.

         "MULTIEMPLOYER PLAN" shall mean a multiemployer plan, as defined in section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding three plan years made or accrued an obligation to make contributions.

         "MULTIPLE EMPLOYER PLAN" shall mean an employee benefit plan, other than a Multiemployer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

         "NCB" shall mean National City Bank, a national banking association, together with its successors and assigns.

         "NET CASH PROCEEDS" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of (i) reasonable and customary expenses of sale incurred in connection with such Asset Sale, and other reasonable and customary fees and expenses incurred, and all state, and local taxes paid or reasonably estimated to be payable by such person, as a consequence of such Asset Sale and the payment of principal, premium and interest of Indebtedness secured by the asset which is the subject of the Asset Sale and required to be, and which is, repaid under the terms thereof as a result of such Asset Sale,
(ii) amounts of any distributions payable to holders of minority interests in the relevant person or in the relevant property or assets and (iii) incremental income taxes paid or payable as a result thereof.

         "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "NON-DEFAULTING LENDER" shall mean each Lender other than a Defaulting Lender.

         "NOTE" shall have the meaning provided in section 2.5(a).

         "NOTICE OF BORROWING" shall have the meaning provided in section
2.3(a).

         "NOTICE OF CONVERSION" shall have the meaning provided in section
2.6(a).

         "NOTICE OF REDENOMINATION" shall have the meaning provided in section 2.6(b).

         "NOTICE OFFICE" shall mean the office of the Administrative Agent at 1900 East Ninth Street, Cleveland, Ohio 44114, Attention: Anthony J. DiMare, Senior Vice President (telephone: (216) 575-3344; facsimile: (216) 575-9396), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.

         "OBLIGATIONS" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by the Borrower to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "PARTICIPANT" shall have the meaning provided in section 3.4(a).

         "PAYMENT OFFICE" shall mean the office of the Administrative Agent at 1900 East Ninth Street, Cleveland, Ohio 44114, Attention: Connie Djukic (telephone: (216) 575-2578; facsimile: (216) 575-9396), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "PERCENTAGE" shall mean at any time for any Lender, the percentage obtained by dividing such Lender's Commitment by the Total Commitment, PROVIDED, that if the Total Commitment has been terminated, the Percentage for each Lender shall be determined by dividing such Lender's Commitment immediately prior to such termination by the Total Commitment immediately prior to such termination.

         "PERMITTED ACQUISITION" shall mean and include any Acquisition as to which all of the following conditions are satisfied:

                  (i) such transaction is not actively opposed by the Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired, UNLESS all of the Lenders consent to such transaction;

                  (ii) the aggregate consideration for such transaction (including the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons), does not exceed $10,000,000, UNLESS the Required Lenders consent to such transaction; PROVIDED that this limitation shall not apply to the acquisition of the company identified to the Lenders prior to the Effective Date if the aggregate consideration does not exceed $15,000,000 plus 600,000 shares of the Borrower's common stock; and

                  (iii) such Acquisition would not involve the Borrower and its Subsidiaries in a business which is not similar or related to the businesses engaged in by the Borrower and its Subsidiaries on the Effective Date.

Notwithstanding the foregoing, the term Permitted Acquisition does not include
(x) the acquisition of Ruud Lighting, Inc.; (y) any Consolidated Capital Expenditures; or (z) any loans, advances or investments (including investments in joint ventures) otherwise permitted pursuant to section 9.5.

         "PERMITTED LIENS" shall mean Liens described in section 9.3.

         "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "PLAN" shall mean any multiemployer or single-employer plan as defined in section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute by) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "PLEDGE AGREEMENT" shall have the meaning provided in section 6.1(c).

         "PRIME RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of (i) the rate of interest established by the Administrative Agent at its principal office, from time to time, as its prime rate, whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; and (ii) the Federal Funds Effective Rate in effect from time to time PLUS 1/2 of 1% per annum.

         "PRIME RATE LOAN" shall mean each Loan, denominated in U. S. Dollars, bearing interest at the rates provided in section 2.7(a).

         "PROHIBITED TRANSACTION" shall mean a transaction with respect to a Plan that is prohibited under section 4975 of the Code or section 406 of ERISA and not exempt under section 4975 of the Code or section 408 of ERISA.

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Sec. 6901 et seq.

         "REAL PROPERTY" of any person shall mean all of the right, title and interest of such person in and to land, improvements and fixtures, including Leaseholds.

         "REDENOMINATE", "REDENOMINATION" and "REDENOMINATED" each refers to redenomination of each Eurocurrency Loan comprising the same Borrowing from Dollars into an Alternative Currency or from an Alternative Currency into Dollars or another Alternative Currency pursuant to section 2.6.

         "REFERENCE BANKS" shall mean (i) NCB, NBD Bank, and PNC Bank, National Association, and (ii) any other Lender or Lenders selected as a Reference Bank by the Administrative Agent and the Required Lenders, PROVIDED, that if any of such Reference Banks is no longer a Lender, such other Lender or Lenders as may be selected by the Administrative Agent acting on instructions from the Required Lenders.

         "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

         "REPORTABLE EVENT" shall mean an event described in section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation section 2615.

         "REQUIRED LENDERS" shall mean Non-Defaulting Lenders whose outstanding Loans and Unutilized Commitments constitute at least 66+2/3% of the sum of the total outstanding Loans and Unutilized Commitments of Non-Defaulting Lenders (PROVIDED that, for purposes hereof, neither the Borrower, nor any of its Affiliates, shall be included in (i) the Lenders holding such amount of the Loans or having such amount of the Unutilized Commitments, or (ii) determining the aggregate unpaid principal amount of the Loans or Unutilized Commitments).

         "RUUD ACQUISITION DOCUMENTS" shall have the meaning provided in section 6.1(l).

         "SALE AND LEASE-BACK TRANSACTION" shall mean any arrangement with any person providing for the leasing by the Borrower or any Subsidiary of the Borrower of any property (except for temporary leases for a term, including any renewal thereof, of not more than one year and except for leases between the Borrower and a Subsidiary or between Subsidiaries), which property has been or is to be sold or transferred by the Borrower or such Subsidiary to such person.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SEC REGULATION D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

         "SECTION 5.4(B)(II) CERTIFICATE" shall have the meaning provided in section 5.4(b)(ii).

         "SECURITY AGREEMENT" shall have the meaning provided in section 6.1(c).

         "SECURITY DOCUMENTS" shall mean the Security Agreement, the Pledge Agreement and each other document pursuant to which any Lien or security interest is granted by any Credit Party to the Collateral Agent as security for any of the Obligations.

         "SEPARATE DOCUMENTARY LETTER OF CREDIT OBLIGATIONS" shall mean all obligations of the Borrower or any of its Subsidiaries under documentary letters of credit issued by NCB as contemplated by section 3.7.

         "STATED AMOUNT" of each Letter of Credit shall mean the maximum available to be drawn thereunder (regardless of whether any conditions or other requirements for drawing could then be met).

         "SUBSIDIARY" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

         "SUBSIDIARY GUARANTY" shall have the meaning provided in section
6.1(c).

         "SUBORDINATED INDEBTEDNESS" shall mean any Indebtedness which has been subordinated to the Obligations in such manner and to such extent as the Required Lenders may require.

         "TESTING PERIOD" shall mean for any determination a single period consisting of the four consecutive fiscal quarters of the Borrower most recently ended (whether or not such quarters are all within the same fiscal year).

         "TOTAL COMMITMENT" shall mean the sum of the Commitments of the Lenders.

         "TOTAL INDEBTEDNESS" shall mean the sum (without duplication) of the following, for the Borrower and/or any of its Subsidiaries, all as determined on a consolidated basis of:

                  (i) all indebtedness for borrowed money,

                  (ii) all bonds, notes, debentures and similar debt securities,

                  (iii) the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of a consolidated balance sheet of the Borrower and its Subsidiaries,

                  (iv) the face amount of all letters of credit issued for the account of the Borrower or any Subsidiary, and, without duplication, all drafts drawn thereunder, EXCEPT that, to the extent any such letters of credit support Indebtedness of a Subsidiary referred to in section 9.4(b) hereof, such amount shall only be counted (without duplication) to the extent of the principal amount of such Indebtedness of such Subsidiary which is outstanding;

                  (v) all Indebtedness of a second person secured by any Lien on any property owned by such first person, whether or not such Indebtedness has been assumed,

                  (vi) all Capitalized Lease Obligations,

                  (vii) all obligations of the Borrower or any Subsidiary to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations,

                  (viii) the full outstanding balance of trade receivables sold with full or limited recourse, other than solely for purposes of collection of delinquent accounts, PROVIDED that if the structure of any receivables sales program provides for "over-collateralization", the outstanding balance of the trade receivables attributable to the "over-collateralization" may be excluded, and

                  (ix) all Guaranty Obligations of such person,

PROVIDED that neither trade payables and accrued expenses, in each case arising in the ordinary course of business, nor obligations in respect of insurance policies or performance or surety bonds which themselves are not guarantees of Indebtedness, shall be included.

         "TOTAL INTEREST EXPENSE" shall mean, for any period, (i) total interest expense (including that which is attributable to Capital Leases, in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Hedge Agreements, but excluding, however, any amortization of deferred financing costs, all as determined in accordance with GAAP, MINUS (ii) gross interest income of the Borrower and its Subsidiaries on a consolidated basis, all as determined in accordance with GAAP.

         "TOTAL LIABILITIES" shall mean the sum (without duplication) of (i) Total Indebtedness, and (ii) all other liabilities which in accordance with GAAP which would be shown on a consolidated balance sheet as liabilities, all as determined on a consolidated basis for the Borrower and its Subsidiaries.

         "TYPE" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Prime Rate Loan or a Eurocurrency Loan.

         "UCC" shall mean the Uniform Commercial Code.

         "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

         "UNITED STATES" and "U.S." each means United States of America.

         "UNPAID DRAWING" shall have the meaning provided in section 3.3(a).

         "UNUTILIZED COMMITMENT" for any Lender at any time shall mean the excess of (i) such Lender's Commitment at such time over (ii) the sum of the principal amount of Loans made by such Lender and outstanding at such time and
(y) such Lender's Percentage of Letter of Credit Outstandings at such time.

         "UNUTILIZED TOTAL COMMITMENT" shall mean, at any time, the excess of
(i) the Total Commitment at such time over (ii) the sum of (x) the aggregate principal amount of all Loans then outstanding plus (y) the aggregate Letter of Credit Outstandings at such time.

         "VALUE" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (ii) the fair value in the opinion of the Borrower, acting in good faith, of such property at the time of entering into such Sale and Lease-Back Transaction.

         "WHOLLY-OWNED SUBSIDIARY" shall mean each Subsidiary of the Borrower at least 95% of whose capital stock, equity interests and partnership interests, other than director's qualifying shares or similar interests, are owned directly or indirectly by the Borrower.

         "WRITTEN", "WRITTEN" or "IN WRITING" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

         1.2. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         1.3. ACCOUNTING TERMS. Except as otherwise specifically provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision of section 8 or 9 hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof to such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any such provision hereof for such purposes), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with the requirements of this Agreement.

         1.4. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing.

         1.5. CURRENCY EQUIVALENTS. For purposes of this Agreement, except as otherwise specified herein, (i) the equivalent in Dollars of any Alternative Currency shall be determined by using the quoted spot rate at which the Administrative Agent offers to exchange Dollars for such Alternative Currency at its Payment Office at 9:00 A.M. (local time at the Payment Office) two Business Days prior to the date on which such equivalent is to be determined, (ii) the equivalent in any Alternative Currency of any other Alternative Currency shall be determined by using the quoted spot rate at which the Administrative Agent's Payment Office offers to exchange such Alternative Currency for the equivalent in Dollars of such other Alternative Currency at such Payment Office at 9:00 A.M. (local time at the Payment Office) two Business Days prior to the date on which such equivalent is to be determined, and (iii) the equivalent in any Alternative Currency of Dollars shall be determined by using the quoted spot rate at which the Administrative Agent's Payment Office offers to exchange such Alternative Currency for Dollars at the Payment Office at 9:00 A.M. (local time at the Payment Office) two Business Days prior to the date on which such equivalent is to be determined; provided, that (A) the equivalent in Dollars of each Eurocurrency Loan made in an Alternative Currency shall be recalculated hereunder on each date that it shall be necessary (or the Administrative Agent shall elect) to determine the unused portion of each Lender's Commitment, or any or all Loan or Loans outstanding on such date; (B) the equivalent in Dollars of any Unpaid Drawing in respect of any Letter of Credit denominated in an Alternative Currency shall be determined at the time the drawing under such Letter of Credit was paid or disbursed by the applicable Letter of Credit Issuer; (C) for purposes of sections 2.1(a), 3.1(b) and 5.2(a), the equivalent in Dollars of the Stated Amount of any Letter of Credit denominated in an Alternative Currency shall be calculated (x) on the date of the issuance of the respective Letter of Credit, (y) on the first Business Day of each calendar month thereafter and (z) in any other case where the same is required or permitted to be calculated, on such other day as the Administrative Agent may, in its sole discretion, consider appropriate; and (D) for purposes of sections 4.1(b) and (c), the equivalent in Dollars of the Stated Amount of any Letter of Credit denominated in an Alternative Currency shall be calculated on the first day of each calendar month in the quarterly period in which the respective payment is due pursuant to said sections.


     SECTION 2. AMOUNT AND TERMS OF LOANS.

         2.1. COMMITMENTS FOR LOANS. Subject to and upon the terms and conditions set forth in this Agreement, each Lender severally agrees to make a loan or loans (each a "LOAN" and, collectively, the "LOANS") to the Borrower, which Loans shall be drawn, in accordance with the following provisions: (a) Loans may be made pursuant to a Borrowing by the Borrower at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date; (b) Loans may, except as otherwise provided, at the option of the Borrower, be incurred and maintained as, or converted or Redenominated into, Loans which are Prime Rate Loans or Eurocurrency Loans, denominated in Dollars or an Alternative Currency, PROVIDED that all Loans made as part of the same Borrowing by the Borrower shall, unless otherwise specifically provided herein, consist of Loans of the same Type and currency; and provided, further, that the aggregate outstanding principal amount of Loans to the Borrower denominated in any Alternative Currency shall not exceed $8,000,000 at any time outstanding;
(c) Loans may be repaid or prepaid and reborrowed in accordance with the provisions hereof; and (d) Loans shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product at such time of (i) such Lender's Percentage, times (ii) the aggregate Letter of Credit Outstandings, equals the Commitment of such Lender at such time.

         2.2. MINIMUM BORROWING AMOUNTS, ETC.; Pro Rata Borrowings. (a) The aggregate principal amount of each Borrowing by the Borrower shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred by the Borrower on any day, provided that (i) if there are two or more Borrowings on a single day by the Borrower which consist of Eurocurrency Loans denominated in the same currency, each such Borrowing shall have a different initial Interest Period, and (ii) at no time shall there be more than 14 Borrowings of Eurocurrency Loans outstanding hereunder.

         (b) All Borrowings shall be made by the Lenders pro rata on the basis of their respective Commitments. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

         2.3. NOTICE OF BORROWING. (a) Whenever the Borrower desires to incur Loans, the Borrower shall give the Administrative Agent at its Notice Office,

                  (A) BORROWINGS OF EUROCURRENCY LOANS DENOMINATED IN DOLLARS: prior to 11:00 A.M. (local time at its Notice Office), at least three Business Days' prior written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of each Borrowing of Eurocurrency Loans denominated in Dollars to be made hereunder,

                  (B) BORROWINGS OF EUROCURRENCY LOANS DENOMINATED IN AN ALTERNATIVE CURRENCY: prior to 11:00 A.M. (local time at its Notice Office), at least five Business Days' prior written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of each Borrowing of Loans consisting of Eurocurrency Loans denominated in an Alternative Currency to be made hereunder, or

                  (C) BORROWINGS OF PRIME RATE LOANS: prior to 11:00 A.M. (local time at its Notice Office) on the proposed date thereof written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of each Borrowing of Prime Rate Loans to be made hereunder.

Each such notice (each such notice, a "NOTICE OF BORROWING") shall (if requested by the Administrative Agent to be confirmed in writing), be substantially in the form of Exhibit B-1, and in any event shall be irrevocable and shall specify:
(i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (ii) the date of the Borrowing (which shall be a Business Day); (iii) whether the Borrowing shall consist of Prime Rate Loans or Eurocurrency Loans;
(iv) if the requested Borrowing consists of Eurocurrency Loans, the Interest Period to be initially applicable thereto; and (v) in the case of a requested Borrowing consisting of Loans which are Eurocurrency Loans, the currency, if other than Dollars, in which such Loans are requested. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing relating thereto.

         (b) In the case of a proposed Borrowing comprised of Loans which are Eurocurrency Loans denominated in an Alternative Currency, the obligation of each affected Lender to make its Eurocurrency Loan in the requested Alternative Currency as part of such Borrowing is subject to:

                  (A) if such requested Alternative Currency is an Alternative Currency described in clause (i) of the definition of the term Alternative Currency, the confirmation by the Administrative Agent to the Borrower not later than the fourth Business Day before the requested date of such Borrowing that such Alternative Currency is readily and freely transferable and convertible into Dollars, or

                  (B) if such requested Alternative Currency is not an Alternative Currency described in clause (i) of the definition of the term Alternative Currency, the confirmation by such Lender to the Administrative Agent not later than the fourth Business Day before the requested date of such Borrowing that such

         Alternative Currency is acceptable to such Lender, which confirmation shall be notified immediately by the Administrative Agent to the Borrower.

If the Administrative Agent shall not have provided the confirmation referred to in clause (A) above, or any affected Lender shall not have so provided to the Administrative Agent the confirmation referred to in clause (B) above, the Administrative Agent shall promptly notify the Borrower and each affected Lender that a Lender has not provided any such confirmation referred to in such clause
(B), whereupon the Borrower may, by notice to the Administrative Agent not later than the third Business Day before the requested date of such Borrowing, withdraw the Notice of Borrowing relating to such requested Borrowing. If the Borrower does so withdraw such Notice of Borrowing, the Borrowing requested in such Notice of Borrowing shall not occur and the Administrative Agent shall promptly so notify each affected Lender. If the Borrower does not so withdraw such Notice of Borrowing, the Administrative Agent shall promptly so notify each affected Lender and such Notice of Borrowing shall be deemed to be a Notice of Borrowing which requests a Borrowing of Loans comprised of Eurocurrency Loans in an aggregate amount in Dollars equivalent, on the date the Administrative Agent so notifies each affected Lender, to the amount of the originally requested Borrowing in an Alternative Currency; and in such notice by the Administrative Agent to each affected Lender the Administrative Agent shall state such aggregate equivalent amount of such Borrowing in Dollars and such Lender's ratable portion of such Borrowing.

         (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower entitled to give telephonic notices under this Agreement on behalf of the Borrower. In each such case, the Administrative Agent's record of the terms of such telephonic notice shall be conclusive absent manifest error.

         2.4. DISBURSEMENT OF FUNDS FROM BORROWINGS. (a) No later than 2:00 P.M. (local time at the Payment Office of the Administrative Agent) on the date specified in each Notice of Borrowing relating to Eurocurrency Loans, and no later than 2:00 P.M. (local time at the Payment Office of the Administrative Agent) on the date specified in each Notice of Borrowing relating to Prime Rate Loans, each Lender will make available its pro rata share of each Borrowing requested to be made on such date in the manner provided below. All amounts relating to any Borrowing by the Borrower shall be made available to the Administrative Agent in U.S. dollars or the applicable Alternative Currency and immediately available funds at the Administrative Agent's Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at such Payment Office, or at such other account in another financial institution designated by the Borrower to the Administrative Agent, the aggregate of the amounts so made available in the currency and type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a rate per annum equal to (x) if paid by such Lender, at the overnight Federal Funds Effective Rate, in the case of any Loan denominated in Dollars, or at the weighted average overnite or weekend borrowing rate for immediately available and freely transferrable funds in the applicable Alternative Currency which is offered to the Administrative Agent in the international markets, in the case of any Loan denominated in an Alternative Currency, or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with section 2.7, for the respective Loan (but without any requirement to pay any amounts in respect thereof pursuant to section 2.10).

         (b) Nothing herein and no subsequent termination of the Commitments pursuant to section 4.2 or 4.3 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder and in existence from time to time or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         2.5. Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Lender shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A (each a "Note" and, collectively, the "Notes").

         (b) The Note issued by the Borrower to a Lender shall: (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan outstanding thereunder is made; (iii) be payable in the principal amount of Loans evidenced thereby; (iv) mature on the Maturity Date; (v) bear interest as provided in section 2.7 in respect of the Prime Rate Loans or Eurocurrency Loans, as the case may be, evidenced thereby;
(vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of the Notes issued to it by the Borrower, endorse on the reverse side thereof or the grid attached thereto the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans.

         2.6. VOLUNTARY CONVERSION OF DOLLAR DENOMINATED LOANS; REDENOMINATION OF LOANS. (a) The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of its Loans denominated in Dollars of one Type owing by it into a Borrowing or Borrowings of another Type of Loans denominated in Dollars which can be made by the Borrower, provided that: (i) no partial conversion of a Borrowing of Eurocurrency Loans shall reduce the outstanding principal amount of the Eurocurrency Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto; (ii) any conversion of Eurocurrency Loans into Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such Eurocurrency Loans; (iii) Prime Rate Loans may only be converted into Eurocurrency Loans if no Default under section 10.1(a) or Event of Default is in existence on the date of the conversion unless the Required Lenders otherwise agree; and (iv) Borrowings of Eurocurrency Loans resulting from this section 2.6 shall conform to the requirements of section
2.2. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 11:00 A.M. (local time at such Notice Office), at least three Business Days' (or prior to 11:00 A.M. (local time at such Notice Office) same Business Day's, in the case of a conversion into Prime Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing if so requested by the Administrative Agent) (each a "NOTICE OF CONVERSION"), substantially in the form of Exhibit B-2, specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurocurrency Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans. For the avoidance of doubt, the prepayment or repayment of any Loans out of the proceeds of other Loans by the Borrower is not considered a conversion of Loans into other Loans.

         (b) The Borrower may, upon notice given to the Administrative Agent at least five Business Days prior to the date of the proposed Redenomination, request that all Loans comprising the same Borrowing by the Borrower be Redenominated from Dollars into an Alternative Currency or from an Alternative Currency into Dollars or another Alternative Currency; PROVIDED, HOWEVER, that any Redenomination of Eurocurrency Loans shall be made on, and only on, the last day of an Interest Period for such Loans; and PROVIDED, FURTHER, that no Redenomination shall be made which would cause any Prime Rate Loans to be denominated in any currency other than Dollars.. Each such notice of request of a Redenomination (a "NOTICE OF REDENOMINATION") shall be by telecopier, telex or cable (confirmed immediately in writing if so requested by the Administrative Agent), in substantially the form of Exhibit

B-4 hereto, specifying (i) the Loans comprising the Borrowing to be Redenominated, (iii) the date of the proposed Redenomination (which shall be a Business Day), (iv) the currency into which such Loans are to be Redenominated, and (v) if such Loans as so Redenominated are to be Eurocurrency Loans, the duration of the Interest Period for such Loans upon being so Redenominated. The Administrative Agent shall promptly notify each affected Lender of any such requested Redenomination. In the case of a Notice of Redenomination which requests a Redenomination of Loans into an Alternative Currency, such Redenomination is subject to the confirmation by each Lender to the Administrative Agent, not later than the third Business Day before the requested date of such Redenomination that such Lender agrees to such Redenomination, which confirmation shall be notified immediately by the Administrative Agent to the Borrower. If any affected Lender shall not have so provided to the Administrative Agent such confirmation, the requested Redenomination will not occur and the Administrative Agent shall promptly notify the Borrower and each affected Lender that a Lender has not provided such confirmation and that the requested Redenomination will not occur. If each affected Lender shall have so provided to the Administrative Agent such confirmation or if such Notice of Redenomination requests a Redenomination of Loans into Dollars, each Loan so requested to be Redenominated will be Redenominated, on the date specified therefor in such Notice of Redenomination, into an equivalent amount thereof in the currency requested in such Notice of Redenomination, such equivalent amount to be determined on such date by the Administrative Agent in accordance with section 1.4, and in the case of any such Loan being so Redenominated which will be a Eurocurrency Loan, such Eurocurrency Loan will have an initial Interest Period as requested in such Notice of Redenomination.

         2.7. INTEREST ON LOANS. (a) The unpaid principal amount of each Loan which is a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time plus the Applicable Prime Rate Margin (as defined below) in effect at the time.

         (b) The unpaid principal amount of each Loan which is a Eurocurrency Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurocurrency Margin (as defined below) for such Loan plus the relevant Eurocurrency Rate.

         (c) Notwithstanding the above provisions, if a Default under section 10.1(a) or Event of Default is in existence, all outstanding amounts of principal and, to the extent permitted by law, all overdue interest, in respect of each Loan shall bear interest, payable on demand, at a fluctuating rate per annum equal at all times to 2% per annum above the Prime Rate in effect from time to time. If any amount (other than the principal of and interest on the Loans) payable by the Borrower under the Credit Documents is not paid when due, such amount shall bear interest, payable on demand, at a fluctuating rate per annum equal at all times to 2% per annum above the Prime Rate in effect from time to time.

         (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any prepayment or repayment thereof and shall be payable (i) in respect of each Prime Rate Loan, quarterly in arrears on the last Business Day of March, June, September and December, (ii) in respect of each Eurocurrency Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period, and (iii) in respect of each Loan, on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) All computations of interest hereunder shall be made in accordance with section 13.7(b).

         (f) Each Reference Bank agrees to furnish the Administrative Agent timely information for the purpose of determining the Eurocurrency Rate for any Borrowing consisting of Eurocurrency Loans. If any one or more of the Reference Banks shall not timely furnish such information, the Administrative Agent shall determine the Eurocurrency Rate on the basis of timely information furnished by the remaining Reference Banks. The Administrative Agent upon determining the interest rate for any Borrowing shall promptly notify the Borrower and the Lenders thereof.

         (g) As used herein, the term "APPLICABLE EUROCURRENCY MARGIN", as applied to any Loan which is a Eurocurrency Loan, means 75 basis points per annum, and the term "APPLICABLE PRIME RATE MARGIN", as applied to any Loan which is a Prime Rate Loan, means zero basis points per annum; provided, that subsequent to the fiscal quarter of the Borrower ended nearest to March 31, 1998, the Applicable Eurocurrency Margin and the Applicable Prime Rate Margin will be determined by the Administrative Agent in accordance with the Pricing Grid Table which appears below, based on the Borrower's ratio of Total Indebtedness to EBITDA referred to in section 9.7 and identified in such Table. Changes in the Applicable Eurocurrency Margin and Applicable Prime Rate Margin based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements; PROVIDED that if any financial statements referred to in section 8.1(a) or (b), or the related certificate referred to in section 8.1(c), are not timely delivered, the Administrative Agent may determine the Applicable Eurocurrency Margin and the Applicable Prime Rate Margin based upon a good faith estimate by the Borrower of such ratio as in effect at the end of the applicable period to be covered (in whole or in part) by such financial statements, PROVIDED, FURTHER, that if upon delivery of such delinquent financial statements and related certificate, such financial statements indicate that such good faith estimate was incorrect and, as a result thereof, the Applicable Eurocurrency Margin or Applicable Prime Rate Margin for any Loans was too low at such determination, the Applicable Eurocurrency Margin or Applicable Prime Rate Margin, as the case may be, for such Loans shall be increased, as appropriate, with retroactive effect to the date of the change made on the basis of such determination, and the Borrower will immediately pay to the Administrative Agent, for the account of the Lenders all additional interest due by reason of such increased Applicable Eurocurrency Margin or Applicable Prime Rate Margin, as the case may be. Any changes in the Applicable Eurocurrency Margin or Applicable Prime Rate Margin shall be determined by the Administrative Agent in accordance with the foregoing provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.7(g) shall be conclusive and binding absent manifest error.


                               PRICING GRID TABLE
                           (Expressed in Basis Points)

----------------------------------------------------------------------------------------------------------------
                                                           APPLICABLE              APPLICABLE         APPLICABLE
       TOTAL INDEBTEDNESS/EBITDA RATIO                    EUROCURRENCY             PRIME RATE         COMMITMENT
                                                             MARGIN                  MARGIN            FEE RATE
----------------------------------------------------------------------------------------------------------------
less than 1.50 to 1.00                                         62.50                    -0-             20.00
----------------------------------------------------------------------------------------------------------------
greater than = 1.50 to 1.00 and less than 2.00 to 1.00         75.00                    -0-             22.50
----------------------------------------------------------------------------------------------------------------
greater than = 2.00 to 1.00 and less than 2.50 to 1.00        100.00                    -0-             25.00
----------------------------------------------------------------------------------------------------------------
greater than = 2.50 to 1.00 and less than 3.00 to 1.00        125.00                    -0-             27.50
----------------------------------------------------------------------------------------------------------------
greater than = 3.00 to 1.00 and less than 3.50 to 1.00        150.00                    -0-             30.00
----------------------------------------------------------------------------------------------------------------
greater than = 3.50 to 1.00                                   175.00                   25.00            37.50
----------------------------------------------------------------------------------------------------------------



         2.8. INTEREST PERIODS. (a) At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurocurrency Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (local time at the applicable Notice Office) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurocurrency Loans, it shall have the right to elect by giving the Administrative Agent written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

                  (i) the initial Interest Period for any Borrowing of Eurocurrency Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Prime Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                  (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) no Interest Period for any Loan may be selected which would end after the Maturity Date; and

                  (v) no Interest Period may be elected at any time when a Default under section 10.1(a) or an Event of Default is then in existence unless the Required Lenders otherwise agree.

         (b) If upon the expiration of any Interest Period the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurocurrency Loans as provided above, (i) in the case of any such Eurocurrency Loans which are denominated in Dollars, the Borrower shall be deemed to have elected to convert such Borrowing to Prime Rate Loans effective as of the expiration date of such current Interest Period, and (ii) in the case of any such Eurocurrency Loans which are denominated in an Alternative Currency, the Borrower shall be deemed to have elected effective as of the expiration date of such current Interest Period to Redenominate such Loans from the applicable Alternative Currency into an equivalent amount thereof in Dollars, such equivalent amount to be determined on such date by the Administrative Agent in accordance with section 1.4, and to treat such Loans as so Redenominated as Prime Rate Loans.

         2.9. INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses
(ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurocurrency Rate for Eurocurrency Loans denominated in Dollars or in an Alternative Currency for any Interest Period that, by reason of any changes arising after the Effective Date affecting the interbank Eurocurrency market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurocurrency Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Lender deems material with respect to any Eurocurrency Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the Eurocurrency Rate pursuant to the definition thereof); or

                  (iii) at any time, that the making or continuance of any Eurocurrency Loan denominated in Dollars or in an Alternative Currency has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies;

THEN, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on or promptly following such date or time and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other applicable Lenders). Thereafter (x) in the case of clause (i) above, Eurocurrency Loans shall no longer be available in the applicable currency until such time as the Administrative Agent notifies the Borrower and the applicable Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing, Notice of Conversion or Notice of Redenomination given by or on behalf of the Borrower with respect to Eurocurrency Loans denominated in such currency which have not yet been incurred, converted or Redenominated shall be deemed rescinded by the Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Borrower, be deemed converted into a Notice of Borrowing for Prime Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in section 2.9(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Eurocurrency Loan denominated in Dollars or an Alternative Currency is affected by the circumstances described in section 2.9(a)(ii) or (iii), the Borrower may (and in the case of a Eurocurrency Loan affected pursuant to section 2.9(a)(iii) the Borrower shall) either (i) if the affected Eurocurrency Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing if requested) thereof on the same date that the Borrower was notified by a Lender pursuant to section 2.9(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Prime Rate Loans or require the affected Lender to make its requested Loan as a Prime Rate Loan, or (ii) if the affected Eurocurrency Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Lender to convert each such Eurocurrency Loan denominated in Dollars into a Prime Rate Loan, or require the affected Lender to Redenominate each such Eurocurrency Loan denominated in an Alternative Currency into a Prime Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this section 2.9(b).

         (c) If any Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this section 2.9(c), will give prompt written notice thereof to the Borrower, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this section 2.9(c) upon the subsequent receipt of such notice.

         (d) Notwithstanding anything in this Agreement to the contrary, (i) no Lender shall be entitled to compensation or payment or reimbursement of other amounts under section 2.9, 3.5 or 5.4 for any amounts incurred or accruing more than 180 days prior to the giving of notice to the Borrower of additional costs or other amounts of the nature described in such sections, and (ii) no Lender shall demand compensation for any reduction referred to in section 2.9(c) or payment or reimbursement of other amounts under section 3.5 or 5.4 if it shall not at the time be the general policy or practice of such Lender to demand such compensation, payment or reimbursement in similar circumstances under comparable provisions of other credit agreements.

         2.10. COMPENSATION. The Borrower shall compensate each applicable Lender, upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurocurrency Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurocurrency Loans by the Borrower does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by or on behalf of the Borrower or deemed withdrawn pursuant to section 2.9(a)); (ii) if any repayment, prepayment or conversion of any of its Eurocurrency Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurocurrency Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurocurrency Loans when required by the terms of this Agreement or (y) an election made pursuant to section 2.9(b).

         2.11. CHANGE OF LENDING OFFICE; REPLACEMENT OF LENDERS. (a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of section 2.9(a)(ii) or (iii), 2.9(c), 3.5 or 5.4 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Applicable Lending Office for any Loans or Commitment affected by such event, provided that such designation is made on such terms that such Lender and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section.

         (b) If any Lender requests any compensation, reimbursement or other payment under section 2.9(a)(ii) or (iii), 2.9(c) or 3.5 with respect to such Lender, or if the Borrower is required to pay any additional amount to any Lender or governmental authority pursuant to section 5.4, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in section 13.4(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under section 2.9(a)(ii) or (iii), 2.9(c) or 3.5 with respect to such Lender, or resulting from any required payments to any Lender or governmental authority pursuant to section 5.4, such assignment will result in a reduction in such compensation, reimbursement or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         (c) Nothing in this section 2.11 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in section 2.9,
3.5 or 5.4.

         SECTION 3. LETTERS OF CREDIT.

         3.1. LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the date that is 15 Business Days prior to the Maturity Date to issue, for the account of the Borrower or any of its Subsidiaries and in support of

                  (i) worker compensation, liability insurance, releases of contract retention obligations, contract performance guarantee requirements and other bonding obligations of the Borrower or any such Subsidiary incurred in the ordinary course of its business, and such other standby obligations of the Borrower and its Subsidiaries that are acceptable to the Letter of Credit Issuer, and/or

                  (ii) Indebtedness of any Foreign Subsidiary of the Borrower incurred as contemplated by section 9.4(b) to any other persons or persons that are acceptable to the Letter of Credit Issuer, and subject to and upon the terms and conditions herein set forth, such Letter of Credit Issuer agrees to issue from time to time, irrevocable standby letters of credit denominated in Dollars or an Alternative Currency in such form as may be approved by such Letter of Credit Issuer and the Administrative Agent (each such letter of credit (and each Existing Letter of Credit described in section 3.1(d)), a "LETTER OF CREDIT" and collectively, the "LETTERS OF CREDIT").

         (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed either (x) $15,000,000 or (y) when added to the aggregate principal amount of all Loans then outstanding, an amount equal to the Total Commitment at such time; (ii) no Letter of Credit shall be issued for any of the purposes specified in clause (i) or (ii) of section 3.1(a) if after giving effect thereto the Letter of Credit Outstandings at such time in respect of all Letters of Credit issued for the purposes specified in clauses
(i) of section 3.1(a) would exceed $5,000,000; (iii) no Letter of Credit shall be issued in support of Indebtedness of any Foreign Subsidiary of the Borrower if after giving effect thereto the Letter of Credit Outstandings at such time in respect of all Letters of Credit issued to support any Indebtedness of the Foreign Subsidiaries of the Borrower would exceed $10,500,000; and (iv) each Letter of Credit shall have an expiry date (including any renewal periods) occurring not later than the earlier of (A) one year from the date of issuance thereof, unless a longer period is approved by the relevant Letter of Credit Issuer and Lenders (other than any Defaulting Lender) holding a majority of the Total Commitment, and (B) 15 Business Days prior to the Maturity Date, in each case on terms acceptable to the Administrative Agent and the relevant Letter of Credit Issuer.

         (c) Notwithstanding the foregoing, in the event a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless either (i) such Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the Letter of Credit Outstandings; or (ii) the issuance of such Letter of Credit, taking into account the potential failure of the Defaulting Lender or Lenders to risk participate therein, will not cause the Letter of Credit Issuer to incur aggregate credit exposure hereunder with respect to Loans and Letter of Credit Outstandings in excess of its Commitment, and the Borrower has undertaken, for the benefit of such Letter of Credit Issuer and the Lenders (other than any Defaulting Lender), pursuant to an instrument satisfactory in form and substance to such Letter of Credit Issuer, not to thereafter incur Loans or Letter of Credit Outstandings hereunder which would cause the Letter of Credit Issuer to incur aggregate credit exposure hereunder with respect to Loans and Letter of Credit Outstandings in excess of its Commitment.

         (d) Annex VI hereto contains a description of all letters of credit outstanding on, and to continue in effect after, the Initial Borrowing Date. Each such letter of credit issued by a bank that is or becomes a Lender under this Agreement on the Effective Date (each, an "EXISTING LETTER OF CREDIT") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of section 3.4(a), on the Initial Borrowing Date, and the Borrower, the Administrative Agent and the applicable Lenders hereby agree that, from and after such date, the terms of this Agreement shall apply to such Letters of Credit, superseding any other agreement theretofore applicable to them to the extent inconsistent with the terms hereof.

         3.2. LETTER OF CREDIT REQUESTS: NOTICES OF ISSUANCE. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the Letter of Credit Issuer written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) which, if in the form of written notice shall be substantially in the form of Exhibit B-3, or transmit by electronic communication (if arrangements for doing so have been approved by the Letter of Credit Issuer), prior to 11:00 A.M. (local time at its Notice Office) at least three Business Days (or such shorter period as may be acceptable to the relevant Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day) (each a "Letter of Credit Request"), which Letter of Credit Request shall include such supporting documents that such Letter of Credit Issuer customarily requires in connection therewith (including, in the case of a Letter of Credit for an account party other than the Borrower, an application for, and if applicable a reimbursement agreement with respect to, such Letter of Credit). Any such documents executed in connection with the issuance of a Letter of Credit, including the Letter of Credit itself, are herein referred to as "LETTER OF CREDIT DOCUMENTS". In the event of any inconsistency between any of the terms or provisions of any Letter of Credit Document and the terms and provisions of this Agreement respecting Letters of Credit, the terms and provisions of this Agreement shall control. The Administrative Agent shall promptly notify each Lender of each Letter of Credit Request.

         (b) Each Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it, give the Administrative Agent and the Borrower written notice of the issuance of such Letter of Credit, accompanied by a copy to the Administrative Agent of the Letter of Credit or Letters of Credit issued by it. Each Letter of Credit Issuer shall provide to the Administrative Agent a quarterly (or monthly if requested by any applicable Lender) summary describing each Letter of Credit issued by such Letter of Credit Issuer and then outstanding and an identification for the relevant period of the daily aggregate Letter of Credit Outstandings represented by Letters of Credit issued by such Letter of Credit Issuer.

         3.3. AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse (or cause any Subsidiary for whose account a Letter of Credit was issued to reimburse) each Letter of Credit Issuer, by making payment directly to such Letter of Credit Issuer in immediately available funds at the payment office of such Letter of Credit Issuer, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "UNPAID DRAWING") immediately after, and in any event on the date on which, such Letter of Credit Issuer notifies the Borrower (or any such Subsidiary for whose account such Letter of Credit was issued) of such payment or disbursement (which notice to the Borrower (or such Subsidiary) shall be delivered reasonably promptly after any such payment or disbursement), such payment to be made in Dollars (and in the amount which is the Dollar equivalent of any such payment or disbursement made or denominated in an Alternative Currency), with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (local time at the payment office of the Letter of Credit Issuer) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the rate then applicable to Loans which are Prime Rate Loans (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), any such interest also to be payable on demand.

         (b) The Borrower's obligation under this section 3.3 to reimburse, or cause a Subsidiary to reimburse, each Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent, any other Letter of Credit Issuer or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing, provided, however that the Borrower shall not be obligated to reimburse, or cause a Subsidiary to reimburse, a Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

         3.4. LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit (and on the Initial Borrowing Date with respect to any Existing Letter of Credit), such Letter of Credit Issuer shall be deemed to have sold and transferred to each Lender, and each such Lender (each a

"PARTICIPANT") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder, the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Lenders as provided in section 4.1(b) and the Participants shall have no right to receive any portion of any fees of the nature contemplated by section 4.1(c)), the obligations of any Subsidiary of the Borrower under any Letter of Credit Documents pertaining thereto, and any security for, or guaranty pertaining to, any of the foregoing. Upon any change in the Commitments of the Lenders pursuant to section 13.4(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this section 3.4 to reflect the new Percentages of the assigning and assignee Lender.

         (b) In determining whether to pay under any Letter of Credit, a Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by a Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

         (c) In the event that a Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed (or caused any applicable Subsidiary to reimburse) such amount in full to such Letter of Credit Issuer pursuant to section 3.3(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's Percentage of such payment in U.S. Dollars (the Administrative Agent having determined in the case of any payment by a Letter of Credit Issuer made in an Alternative Currency the equivalent thereof in Dollars) and in same day funds, PROVIDED, HOWEVER, that no Participant shall be obligated to pay to the Administrative Agent its Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (local time at its Notice Office) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the relevant Letter of Credit Issuer such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Administrative Agent for the account of the relevant Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the Federal Funds Effective Rate. The failure of any Participant to make available to the Administrative Agent for the account of the relevant Letter of Credit Issuer its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's Percentage of any such payment.

         (d) Whenever a Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to section 3.4(c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Percentage thereof, in U.S. dollars and in same day funds, an amount equal to such Participant's Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations, as and to the extent so received.

         (e) The obligations of the Participants to make payments to the Administrative Agent for the account of each Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, set-off defense or other right which the Borrower (or any Subsidiary) may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Lender, or other person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower (or any Subsidiary) and the beneficiary named in any such Letter of Credit), other than any claim which the Borrower (or any Subsidiary which is the account party with respect to a Letter of Credit) may have against any applicable Letter of Credit Issuer for gross negligence or wilful misconduct of such Letter of Credit Issuer in making payment under any applicable Letter of Credit;

                  (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit
         Documents: or

                  (v) the occurrence of any Default or Event of Default.

         (f) To the extent the Letter of Credit Issuer is not indemnified by the Borrower, the Participants will reimburse and indemnify the Letter of Credit Issuer, in proportion to their respective Percentages, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Letter of Credit Issuer in performing its respective duties in any way related to or arising out of its issuance of Letters of Credit, PROVIDED that no Participants shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements resulting from the Letter of Credit Issuer's gross negligence or willful misconduct.

         3.5. INCREASED COSTS. If after the Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency (in each case made subsequent to the Effective Date) shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Lender's participation therein, or (ii) shall impose on such Letter of Credit Issuer or any Lender any other conditions affecting this Agreement, any Letter of Credit or such Lender's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Lender of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Lender hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to the Borrower by such Letter of Credit Issuer or such Lender (a copy of which notice shall be sent by such Letter of Credit Issuer or such Lender to the Administrative Agent), the Borrower shall pay to such Letter of Credit Issuer or such Lender such additional amount or amounts as will compensate any such Letter of Credit Issuer or such Lender for such increased cost or reduction. A certificate submitted to the Borrower by any Letter of Credit Issuer or any Lender, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Lender to the Administrative Agent), setting forth, in reasonable detail, the basis for the determination of such additional amount or amounts necessary to compensate any Letter of Credit Issuer or such Lender as aforesaid shall be conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this section 3.5. Reference is hereby made to the provisions of section 2.9(d) for certain limitations upon the rights of a Letter of Credit Issuer or Lender under this section.

         3.6. GUARANTY OF SUBSIDIARY LETTER OF CREDIT OBLIGATIONS. (a) The Borrower hereby unconditionally guarantees, for the benefit of the Administrative Agent and the Lenders, the full and punctual payment of the Obligations of each Subsidiary under each Letter of Credit Document to which such Subsidiary is now or hereafter becomes a party. Upon failure by any such Subsidiary to pay punctually any such amount, the Borrower shall forthwith on demand by the Administrative Agent pay the amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any applicable Letter of Credit Document.

         (b) As a separate, additional and continuing obligation, the Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent and the Lenders, that, should any amounts not be recoverable from the Borrower under section 3.6(a) for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Lender, the Administrative Agent, any of their respective Affiliates, or any other person, at any time, the Borrower as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Lenders and the Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Credit Documents.

         (c) The obligations of the Borrower under this section shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect to any obligation of any Subsidiary under any Letter of Credit Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to this Agreement, any Note or any other Credit Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement, any Note or any other Credit Document or of any Subsidiary under any Letter of Credit Document;

                  (iv) any change in the corporate existence, structure or ownership of any Subsidiary or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Subsidiary or its assets or any resulting release or discharge of any obligation of any Subsidiary contained in any Letter of Credit Document;

                  (v) the existence of any claim, set-off or other rights which the Borrower may have at any time against any Subsidiary, the Administrative Agent, any Lender or any other person, whether in connection herewith or any unrelated transactions;

                  (vi) any invalidity or unenforceability relating to or against any Subsidiary for any reason of any Letter of Credit Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Subsidiary of any Obligations in respect of any Letter of Credit; or

                  (vii) any other act or omission to act or delay of any kind by any Subsidiary, the Administrative Agent, any Lender or any other person or any other circumstance whatsoever which might, but for the provisions of this section, constitute a legal or equitable discharge of the Borrower's obligations under this section.

         (d) The Borrower's obligations under this section shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under the Credit Documents and by any Subsidiary under the Letter of Credit Documents shall have been paid in full. If at any time any payment of any of the Obligations of any Subsidiary in respect of any Letter of Credit Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Subsidiary, the Borrower's obligations under this section with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         (e) The Borrower irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Subsidiary or any other person, or against any collateral or guaranty of any other person.

         (f) Until the indefeasible payment in full of all of the Obligations and the termination of the Commitments of the Lenders hereunder, the Borrower shall have no rights, by operation of law or otherwise, upon making any payment under this section to be subrogated to the rights of the payee against any Subsidiary with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any Subsidiary in respect thereof.

         (g) In the event that acceleration of the time for payment of any amount payable by any Subsidiary under any Letter of Credit Document is stayed upon insolvency, bankruptcy or reorganization of such Subsidiary, all such amounts otherwise subject to acceleration under the terms of any applicable Letter of Credit Document shall nonetheless be payable by the Borrower under this section forthwith on demand by the Administrative Agent.

         3.7. SEPARATE DOCUMENTARY LETTERS OF CREDIT. If after the Effective Date, NCB in its sole discretion issues any documentary letter of credit for the account of the Borrower or any of its Subsidiaries, it may do so, provided that the aggregate Separate Documentary Letter of Credit Outstandings do not exceed $1,000,000 at any time. Such documentary letters of credit will not constitute Letters of Credit hereunder, but the documentation incident thereto shall be deemed to constitute Letter of Credit Documents for purposes of section 10 hereof and the reimbursement obligations of the Borrower (or any Subsidiary) in respect of such letters of credit shall be deemed covered by the guaranty provided in section 3.6 and shall be entitled to the benefits of the Subsidiary Guaranty and the Security Documents, subject to the provisions of section 10.3 in the event of the recovery of any proceeds or payments under any of the Credit Documents.

         SECTION 4. FEES; COMMITMENTS.

         4.1. FEES. (a) The Borrower agrees to pay to the Administrative Agent a Commitment Fee ("COMMITMENT FEE"), for the account of each Non-Defaulting Lender, for the period from and including the Effective Date to, but not including, the Maturity Date or, if earlier, the date upon which the Total Commitment has been terminated, computed for each day at a rate per annum equal to the Applicable Commitment Fee Rate for such day on such Lenders' aggregate Unutilized Commitments for such day. Such Commitment Fee shall be due and payable in arrears on the last Business Day of each June, September, December and March and on the Maturity Date or, if earlier, the date upon which the Total Commitment has been terminated. As used herein, the term "APPLICABLE COMMITMENT FEE RATE" means 22.50 basis points per annum; PROVIDED, that subsequent to the fiscal quarter of the Borrower ended nearest to March 31, 1998, the Applicable Commitment Fee Rate will be determined by the Administrative Agent in accordance with the Pricing Grid Table which appears in section 2.8(g), based on the ratio referred to in such Table. Changes in the Applicable Commitment Fee Rate based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or
(b) of the financial statements of the Borrower, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements; provided that if any financial statements referred to in section 8.1(a) or (b), or the related certificate referred to in section 8.1(c), are not timely delivered, the Administrative Agent may determine the Applicable Commitment Fee Rate based upon a good faith estimate by the Borrower of such ratio as in effect at the end of the applicable period to be covered (in whole or in part) by such financial statements, PROVIDED, FURTHER, that if upon delivery of such delinquent financial statements and related certificate, such financial statements indicate that such good faith estimate was incorrect and, as a result thereof, the Applicable Commitment

Fee Rate was too low at such determination, the Applicable Commitment Fee Rate shall be increased, as appropriate, with retroactive effect to the date of the change made on the basis of such determination, and the Borrower will immediately pay to the Administrative Agent for the account of the affected Lenders all additional Commitment Fee due by reason of such increased Applicable Commitment Fee Rate. Any changes in the Applicable Commitment Fee Rate shall be determined by the Administrative Agent and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 4.1(a) shall be conclusive and binding absent manifest error.

         (b) The Borrower agrees to pay to the Administrative Agent, for the account of each Non-Defaulting Lender, pro rata on the basis of its Percentage, on or prior to the date of issuance of any Letter of Credit (an increase in the amount of a Letter of Credit, or an extension of the expiration date thereof, shall be considered an issuance to the extent of the increase or extension), a fee in respect of such Letter of Credit (the "LETTER OF CREDIT FEE"), computed at the rate per annum equal to the Applicable Eurocurrency Margin then in effect, on the daily Stated Amount of such Letter of Credit, for the period from and including the date of issuance to but excluding the date of expiration date thereof (assuming exercise of any renewal rights applicable thereto).

         (c) The Borrower agrees to pay directly to each Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (a "FACING FEE"). A Facing Fee shall be due and payable on or prior to the date of issuance of any Letter of Credit (an increase in the amount of a Letter of Credit, or an extension of the expiration date thereof, shall be considered an issuance to the extent of the increase or extension), computed at the rate of 1/8 of 1% per annum, on the daily Stated Amount of such Letter of Credit, for the period from and including the date of issuance to but excluding the date of expiration date thereof (assuming exercise of any renewal rights applicable thereto).

         (d) The Borrower agrees to pay directly to each Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment, extension, renewal or transfer of, a Letter of Credit issued by it such amount as shall at the time of such issuance, drawing, amendment, extension, renewal or transfer be the administrative or processing charge which such Letter of Credit Issuer is customarily charging for issuances of, drawings under or amendments, extensions, renewals or transfers of, letters of credit issued by it.

         (e) The Borrower shall pay to the Administrative Agent on the Effective Date and thereafter for its own account and/or for distribution to the Lenders such fees as heretofore agreed by the Borrower and the Administrative Agent.

         (f) All computations of Fees shall be made in accordance with section 13.7(b).

         4.2. VOLUNTARY TERMINATION/REDUCTION OF COMMITMENTS. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to

                  (a) terminate the Total Commitment, provided that: (i) any and all outstanding Loans are contemporaneously prepaid in accordance with section 5.1; and (ii) if there are any Letter of Credit Outstandings, the Borrower contemporaneously completes the cash collateralization actions contemplated by section 5.2(a); and/or

                  (b) partially and permanently reduce the Unutilized Total Commitment, provided that (i) any such reduction shall apply to proportionately and permanently reduce the Commitment of each of the Lenders; (ii) any such reduction of the Unutilized Total Commitment pursuant to this section 4.2 shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $1,000,000).

         4.3. MANDATORY TERMINATION/ADJUSTMENTS OF COMMITMENTS, ETC. (a) The Total Commitment (and the Commitment of each Lender) shall terminate on January 31, 1998, unless the Initial Borrowing Date has occurred on or prior to such date.

         (b) The Total Commitment (and the Commitment of each Lender) shall terminate on the earlier of (x) the Maturity Date and (y) the date on which a Change of Control occurs.

         (c) The Total Commitment shall be permanently reduced, without premium or penalty, at the time that any mandatory prepayment of Loans would be made pursuant to section 5.2(b) if Loans were then outstanding in the full amount of the Total Commitment, in an amount at least equal to the required prepayment of principal of Loans which would be required to be made in such circumstance. Any such reduction shall apply to proportionately and permanently reduce the Commitment of each of the Lenders, and any partial reduction of the Total Commitment pursuant to this section 4.3(c) shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $1,000,000). The Borrower will provide at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), of any reduction of the Total Commitment pursuant to this section 4.3(c), specifying the date and amount of the reduction.

         4.4. EXTENSION OF MATURITY DATE. At any time after February 1, 1999 and during the 30 day period following delivery by the Borrower pursuant to section 8.1(a) of its consolidated financial statements for its fiscal year then most recently ended, and annually thereafter during the 30 day period following delivery by the Borrower of its consolidated financial statements pursuant to section 8.1(a), the Borrower may request the Administrative Agent to determine if all of the Lenders are then willing to extend the Maturity Date for a single additional year. If the Borrower so requests, the Administrative Agent will so advise the Lenders. If all of the Lenders in their sole discretion are all willing to so extend the Maturity Date, after taking into account such considerations as any Lender may deem relevant, the Borrower, the Administrative Agent and all of the Lenders (including each Letter of Credit Issuer) shall execute and deliver a definitive written instrument so extending the Maturity Date. No such extension of the Maturity Date shall be valid or effective for any purpose unless such definitive written instrument is so signed and delivered within 60 days following the giving by the Administrative Agent of notice to the Lenders that the Borrower has requested such an extension.

         SECTION 5. PAYMENTS.

         5.1. VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay any of its Loans, in whole or in part, without premium or penalty, from time to time on the following terms and conditions:

                  (i) the Borrower shall give the Administrative Agent at the Notice Office written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurocurrency Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent by

                           (x) 11:00 A.M. (local time at the Notice Office)
                  three Business Days prior to the date of such prepayment, in the case of any prepayment of Eurocurrency Loans, or

                           (y) 12:00 noon (local time at the Notice Office) on
                  the date of such prepayment, in the case of any prepayment of Prime Rate Loans,

         and which notice shall promptly be transmitted by the Administrative Agent to each of the Lenders;

                  (ii) each partial prepayment of any Borrowing by the Borrower shall be in an aggregate principal amount which is $1,000,000 or an integral multiple of $250,000 in excess thereof, in the case of Loans which are Prime Rate Loans, and $1,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of Loans which are Eurocurrency Loans;

                  (iii) no partial prepayment of Eurocurrency Loans of the Borrower made pursuant to a Borrowing shall reduce the aggregate principal amount of the Eurocurrency Loans outstanding pursuant to such Borrowing to an amount less the Minimum Borrowing Amount applicable thereto;

                  (iv) each prepayment in respect of any Loans of the Borrower made pursuant to a Borrowing shall be applied pro rata among such Loans; and

                  (v) each prepayment of Eurocurrency Loans pursuant to this section 5.1 on any date other than the last day of the Interest Period applicable thereto shall be accompanied by any amounts payable in respect thereof under section 2.10.

         5.2. MANDATORY PREPAYMENTS. The Loans shall be subject to mandatory prepayment in accordance with the following provisions:

                  (a) IF OUTSTANDING LOANS AND LETTER OF CREDIT OUTSTANDINGS EXCEED TOTAL COMMITMENT. If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of Loans plus (ii) the aggregate amount of Letter of Credit Outstandings, exceeds the Total Commitment as then in effect, the Borrower shall prepay on such date that principal amount of Loans and, after Loans have been paid in full, Unpaid Drawings, in an aggregate amount, conforming to the requirements of section 5.1 as to the amount of any partial prepayments provided for therein, at least equal to such excess. If, after giving effect to the prepayment of Loans and Unpaid Drawings, the aggregate amount of Letter of Credit Outstandings exceeds the Total Commitment as then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

                  (b) CERTAIN ASSET SALES. If during any fiscal year of the Borrower, the Borrower and its Subsidiaries have received cumulative Cash Proceeds during such fiscal year from one or more Asset Sales of at least $1,000,000, not later than the third Business Day following the date of receipt of any Cash Proceeds in excess of such amount, an amount, conforming to the requirements of section 5.1 as to the amount of any partial prepayments provided for therein, at least equal to 100% of the Net Cash Proceeds then received in excess of such amount from any Asset Sale shall be applied as a mandatory prepayment of the then outstanding Loans; provided, that (i) if no Default under section 10.1(a) or Event of Default shall have occurred and be continuing, (ii) the Borrower and its Subsidiaries have scheduled Consolidated Capital Expenditures during the following six months, and the Borrower notifies the Administrative Agent of the amount and nature thereof and of its intention to reinvest all or a portion of such Net Cash Proceeds in such Consolidated Capital Expenditures during such six month period, then no such prepayment shall be required to the extent the Borrower so indicates that such reinvestment will take place. If at the end of any such six month period any portion of such Net Cash Proceeds has not been so reinvested, the Borrower will immediately make a prepayment of principal of the then outstanding Loans in an amount, conforming to the requirements as to the amount of partial prepayments contained in section 5.1, at least equal to such remaining amount.

                  (c) CHANGE OF CONTROL. On the date on which a Change of Control occurs, notwithstanding anything to the contrary contained in this Agreement, no further Borrowings shall be made and the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full, and the Borrower shall contemporaneously either (i) cause all outstanding Letters of Credit to be surrendered for cancellation (any such Letters of Credit to be replaced by letters of credit issued by other financial institutions), or (ii) the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to 100% of the Letter of Credit Outstandings and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

                  (d) PARTICULAR LOANS TO BE PREPAID. With respect to each prepayment of Loans required by this section 5.2, the Borrower shall designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which such prepayment is to be made, PROVIDED that (i) the Borrower shall first so designate all Loans that are Prime Rate Loans and Eurocurrency Loans with Interest Periods ending on the date of prepayment prior to designating any other Eurocurrency Loans for prepayment, (ii) if the outstanding principal amount of Eurocurrency Loans made pursuant to a Borrowing is reduced below the applicable Minimum Borrowing Amount as a result of any such prepayment, then all the Loans outstanding pursuant to such Borrowing shall be converted into Prime Rate Loans, and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under section 2.10. Any prepayment of Eurocurrency Loans pursuant to this section 5.2 shall in all events be accompanied by such compensation as is required by section 2.10.

         5.3. METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments by the Borrower under this Agreement shall be made to the Administrative Agent for the ratable (based on its pro rata share) account of the Lenders entitled thereto, not later than 11:00 A.M. (local time at the Payment Office) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America (in the case of Loans denominated in Dollars), or in the applicable Alternative Currency (in the case of Loans denominated in an Alternative Currency), at the Payment Office, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account which are so applied. Any payments under this Agreement which are made later than 11:00 A.M. (local time at the Payment Office) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

         5.4. NET PAYMENTS. (a) All payments made by the Borrower hereunder, under any Note or any other Credit Document, will be made without setoff, counterclaim or other defense. Except as provided for in section 5.4(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax, imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction under which such Lender is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non excluded taxes, levies imposts, duties, fees, assessments or other charges (all such nonexcluded taxes levies, imposts, duties, fees assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment by it of all amounts due hereunder, under any Note or under any other Credit Document, after withholding or deduction for or on account of any Taxes will not be less than the amount provided for herein or in such Note or in such other Credit Document. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender for taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or Applicable Lending Office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or Applicable Lending Office of such Lender is located and for any withholding of income or similar taxes imposed by the United States of America as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence, which request shall be accompanied by a statement from such Lender setting forth, in reasonable detail, the computations used in determining such amounts. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts, or other evidence satisfactory to the Lender, evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless the Administrative Agent and each Lender, and reimburse the Administrative Agent or such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Lender.

         (b) Each Lender that is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes agrees to provide to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the cases of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to section 13.4 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer and such Lender is in compliance with the provisions of this section 5.4(b)), on the date of such assignment or transfer to such Lender,
(i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement, any Note or any other Credit Document, or (ii) if the Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit K (any such certificate, a "SECTION 5.4(B)(II) CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement, any Note or any other Credit Document. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a
Section 5.4(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement, any Note or any other Credit Document, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this section 5.4(b). Notwithstanding anything to the contrary contained in section 5.4(a), but subject to section 13.4(b) and the immediately succeeding sentence,
(x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for United States federal income tax purposes and which has not provided to the Borrower such forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to section 5.4(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States or any additional amounts with respect thereto (I) if such Lender has not provided to the Borrower the Internal Revenue Service forms required to be provided to the Borrower pursuant to this section 5.4(b) or (II) in the case of a payment other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this section 5.4 and except as specifically provided for in section 13.4(b), the Borrower agrees to pay additional amounts and indemnify each Lender in the manner set forth in section 5.4(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the previous sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

         (c) If any Lender, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes paid as to which indemnification has been paid by the Borrower pursuant to this section, it shall promptly remit such refund (including any interest received in respect thereof), net of all out-of-pocket costs and expenses; PROVIDED, that the Borrower agrees to promptly return any such refund (plus interest) to such Lender in the event such Lender is required to repay such refund to the relevant taxing authority. Any such

Lender shall provide the Borrower with a copy of any notice of assessment from the relevant taxing authority (redacting any unrelated confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on any Lender to apply for any such refund.

         (d) Reference is hereby made to the provisions of section 2.9(d) for certain limitations upon the rights of a Lender under this section.



         SECTION 6. CONDITIONS PRECEDENT.

         6.1. CONDITIONS PRECEDENT AT INITIAL BORROWING DATE. The obligation of the Lenders to make Loans, and of any Letter of Credit Issuer to issue Letters of Credit, is subject to the satisfaction of each of the following conditions on the Initial Borrowing Date:

                  (a) EFFECTIVENESS; NOTES. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender each appropriate Note executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein.

                  (b) FEES, ETC. The Borrower shall have paid or caused to be paid all fees required to be paid by it on or prior to such date pursuant to section 4 hereof and all reasonable fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent which have been invoiced on or prior to such date in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby.

                  (c) OTHER CREDIT DOCUMENTS. The Credit Parties named therein shall have duly executed and delivered and there shall be in full force and effect, and original counterparts shall have been delivered to the Administrative Agent, in sufficient quantities for the Administrative Agent and the Lenders, of, (i) the Subsidiary Guaranty (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "SUBSIDIARY GUARANTY"), substantially in the form attached hereto as Exhibit C; (ii) the Security Agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "SECURITY AGREEMENT"), substantially in the form attached hereto as Exhibit D; (iii) the Pledge Agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "PLEDGE AGREEMENT"), substantially in the form attached hereto as Exhibit E-1; and (iv) the pledge agreement, substantially in the form attached hereto as Exhibits E-2, relating to the pledge of a portion of the shares of a United Kingdom company which is a Subsidiary of the Borrower.

                  (d) CORPORATE RESOLUTIONS AND APPROVALS. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the Board of Directors of the Borrower and each other Credit Party, approving the Credit Documents to which the Borrower or any such other Credit Party, as the case may be, is or may become a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower or any such other Credit Party of the Credit Documents to which it is or may become a party.

                  (e) INCUMBENCY CERTIFICATES. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate of the Secretary or an Assistant Secretary of the Borrower and of each other Credit Party, certifying the names and true signatures of the officers of the Borrower or such other Credit Party, as the case may be, authorized to sign the Credit Documents to which the Borrower or such other Credit Party is a party and any other documents to which the Borrower or any such other Credit Party is a party which may be executed and delivered in connection herewith.

                  (f) RECORDATION OF SECURITY DOCUMENTS, DELIVERY OF COLLATERAL, TAXES, ETC. The Security Documents (or proper notices or financing statements in respect thereof) shall have been duly recorded, published and filed in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights and security interests of the parties thereto and their respective successors and assigns, all collateral items required to be physically delivered to the Collateral Agent under the Security Documents shall have been so delivered, accompanied by any appropriate instruments of transfer, and all taxes, fees and other charges then due and payable in connection with the execution, delivery, recording, publishing and filing of such instruments and the issue and delivery of the Notes shall have been paid in full.

                  (g) SEARCH REPORTS. The Administrative Agent shall have received completed requests for information on Form UCC-11, or search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements filed against any Credit Party which is a party to the Security Agreement in any jurisdiction in which such Credit Party maintains an office or in which any Collateral of such Credit Party is located, together with copies of such financing statements.

                  (h) COMPLIANCE CERTIFICATE. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate, dated the Initial Borrowing Date, of a responsible financial or accounting officer of the Borrower, in form and substance satisfactory to each Lender, (i) certifying compliance with the financial covenants contained in sections 9.7 and 9.8 of this Agreement, and (ii) covenanting to provide to the Lenders by January 15, 1998 computations as to compliance with such financial covenants on a pro forma basis after giving effect to the acquisition of Ruud Lighting, Inc.

                  (i) EVIDENCE OF INSURANCE. The Collateral Agent shall have received certificates of insurance and other evidence, satisfactory to it, of compliance with the insurance requirements of this Agreement and the Security Agreement.

                  (j) OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received (i) an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, from Cowden, Humphrey & Sarlson, special counsel to the Borrower, substantially in the form of Exhibit I hereto and covering such other matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, such opinion to be in form and substance satisfactory to the Administrative Agent; and (ii) if requested by the Administrative Agent, an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, from United Kingdom counsel to the Borrower, with respect to the pledge document executed and delivered in substantially the form attached as Exhibit E-2 hereto, such opinion to be in form and substance satisfactory to the Administrative
         Agent.

                  (k) EXISTING CREDIT AGREEMENT. Contemporaneously with the initial Borrowing hereunder, the Borrower and the other borrowers named therein shall have terminated the commitments of the lenders under the existing financing arrangements with Bank of New York (or its Affiliates), shall have prepaid all borrowings thereunder, shall have made effective provision satisfactory to the Administrative Agent for the termination, or assignment to the Collateral Agent, of the liens and security thereunder, and if required in connection with such termination, made effective provision for any letters of credit issued thereunder to be supported or replaced by Letters of Credit issued hereunder.

                  (l) TRANSACTION. Contemporaneously with the initial Borrowing hereunder, the Borrower shall have completed the acquisition of Ruud Lighting, Inc. in accordance with the acquisition documents (the "RUUD ACQUISITION DOCUMENTS"), true, correct and complete copies of which shall have been furnished to the Lenders prior to the Effective Date. The purchase price (which may be subject to customary audit and other similar adjustments) for such acquisition shall not exceed $35,500,000 in cash and 3,000,000 shares of the Borrower's common stock, and each Lender shall be reasonably satisfied with all of the material terms of such acquisition. Without limitation of the foregoing, (i) such acquisition shall have been completed in compliance with all applicable laws; (ii) there shall have been no amendment to or other modification of the terms or conditions of the Ruud Acquisition Documents, or any waiver of performance of any of the terms thereof, which in the opinion of the Required Lenders is materially adverse; and (iii) the Borrower shall have made arrangements for all Indebtedness for borrowed money, if any, of the seller which is assumed, or to which the assets acquired are subject, in such transaction, to be repaid or prepaid, and all Liens on acquired assets securing such Indebtedness terminated, on or immediately following completion of such transactions. In addition, the Lenders shall be satisfied, in their sole discretion, with their "due diligence" review of the business, properties, liabilities and commitments of Ruud Lighting to which the Borrower will be subject following completion of such acquisition.

                  (m) APPROVALS, ETC. On the Initial Borrowing Date, (i) all material governmental and third party approvals in connection with the transactions contemplated by the Ruud Acquisition Documents and the Credit Documents and otherwise referred to herein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority (including any court having jurisdiction) which restrains or prevents such transactions or imposes, in the judgment of the Required Lenders or the Administrative Agent, materially adverse conditions upon the consummation of such transactions; and (ii) there shall be no legal restriction upon any Lender which prohibits, or imposes any material burdens upon any Lender in connection with, the extensions of credit contemplated by the Credit Documents.

                  (n) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Administrative Agent and the Lenders and the Administrative Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel or any Lender may reasonably request.

         6.2. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligations of the Lenders to make each Loan and/or of a Letter of Credit Issuer to issue each Letter of Credit is subject, at the time thereof, to the satisfaction of the following conditions:

                  (a) NOTICE OF BORROWING, ETC. The Administrative Agent shall have received a Notice of Borrowing meeting the requirements of section
         2.3 with respect to the incurrence of Loans or a Letter of Credit Request meeting the requirement of section 3.2 with respect to the issuance of a Letter of Credit.

                  (b) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time thereof and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Credit Parties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan or issuance of such Letter of Credit, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date.

The acceptance of the benefits of each Loan or issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower to each of the Lenders that all of the applicable conditions specified in section 6.1 and/or 6.2, as the case may be, exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in section 6.1 or this section 6.2, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders, and the Administrative Agent will promptly distribute to the Lenders their respective Notes and the copies of such other certificates, legal opinions and documents.


         SECTION 7. REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lenders to enter into this Agreement and to make the Loans, and/or to issue and/or to participate in the Letters of Credit provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and each Credit Event:

         7.1. CORPORATE STATUS, ETC. Each of the Borrower and its Material Subsidiaries (i) is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) except for the Subsidiary which has been identified to the Lenders and as to which its qualification as a foreign corporation and good standing in a particular jurisdiction is excepted from the operation and effect of this clause (ii) during a period of 60 days following the Effective Date, has duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.

         7.2. SUBSIDIARIES. Annex II hereto lists, as of the date hereof, each Material Subsidiary of the Borrower and certain other Subsidiaries of the Borrower (and the direct and indirect ownership interest of the Borrower therein). As of the Initial Borrowing Date and after giving effect to the Ruud Acquisition, the only Material Subsidiaries of the Borrower are the following:

DOMESTIC SUBSIDIARIES                                FOREIGN SUBSIDIARIES
---------------------                                --------------------
APL Engineered Materials, Inc.                       Ballastronix Incorporated
Venture Lighting International, Inc.                 Parry Power Systems Limited
Lighting Resources International, Inc.
Ruud Lighting, Inc.

         7.3. CORPORATE POWER AND AUTHORITY, ETC. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is party. Each Credit Party has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         7.4. NO VIOLATION. Neither the execution, delivery and performance by any Credit Party of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Credit Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents) upon any of the property or assets of such Credit Party pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or by-laws, or other charter documents of such Credit Party.

         7.5. GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which any Credit Party is a party, other than filings and recordings necessary to establish or perfect any Liens or security interests purported to be granted by any of the Security Documents.

         7.6. LITIGATION. There are no actions, suits or proceedings pending or, to, the knowledge of the Borrower, threatened with respect to the Borrower or any of its Material Subsidiaries (i) that have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by any Credit Party pursuant to any of the Credit Documents to which it is a party.

         7.7. USE OF PROCEEDS; MARGIN REGULATIONS. (a) The proceeds of all Loans shall be utilized (i) to retire the Indebtedness referred to in section 6.1(k) and (l), (ii) to pay the cash purchase payable in connection with the Acquisition referred to in section 6.1(l), and (iii) for other lawful purposes not inconsistent with the requirements of this Agreement.

         (b) No part of the proceeds of any Credit Event will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither any Credit Event, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or of the Borrower and its consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

         7.8. FINANCIAL STATEMENTS, ETC. (a) The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of (i) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of June 30, 1997 and as of June 30, 1996, and the related audited consolidated statements of income, shareholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and (ii) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of September 30, 1997, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which will involve a Material Adverse Effect.

         (b) The Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that the Borrower has incurred to the Administrative Agent and the Lenders. The Borrower now has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its debts as they mature and the Borrower, as of the Initial Borrowing Date, owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay the Borrower's debts; and the Borrower is not entering into the Credit Documents with the intent to hinder, delay or defraud its creditors. Without limitation of the foregoing, on and as of the Initial Borrowing Date, and after giving effect to the acquisition contemplated by the Ruud Acquisition Documents referred to in section 6.1(l) and to all Indebtedness incurred and to be incurred by the Borrower and its Subsidiaries in connection therewith, (i) the sum of the assets, at a fair valuation, of the Borrower will exceed its debts, (ii) the Borrower will not have incurred or intended to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature and (iii) the Borrower will have sufficient capital with which to conduct its business. For purposes of this section 7.8(b), "debt" means any liability on a claim, and "claim" means (x) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         (c) The Borrower has delivered to the Lenders prior to the execution and delivery of this Agreement (i) a copy of the Borrower's Report on Form 10-K as filed (without Exhibits) with the SEC for its fiscal year ended

June 30, 1997, which contains a general description of the business and affairs of the Borrower and its Subsidiaries as of the end of such fiscal year, and (ii) financial projections prepared by management of the Borrower for the Borrower and its Subsidiaries for the fiscal years 1998-2000 which take into account the acquisition contemplated by the Ruud Acquisition Documents (the "Financial Projections"). The Financial Projections were prepared on behalf of the Borrower in good faith after taking into account the existing and historical levels of business activity of the Borrower and its Subsidiaries, historical financial information with respect to the properties and business acquired pursuant to the Ruud Acquisition Documents, as supplied by the seller, known trends, including general economic trends, and all other information, assumptions and estimates considered by management of the Borrower and its Subsidiaries to be pertinent thereto, taking into account the fact that such management is not intimately familiar with the properties and business acquired pursuant to the Ruud Acquisition Documents. The Financial Projections were considered by management of the Borrower, as of such date of preparation, to be realistically achievable; provided, that no representation or warranty is made as to the impact of future general economic conditions or as to whether the Borrower's projected consolidated results as set forth in the Financial Projections will actually be realized. No facts are known to the Borrower at the date hereof which, if reflected in the Financial Projections, would result in a material adverse change in the assets, liabilities, results of operations or cash flows reflected therein.

         7.9. NO MATERIAL ADVERSE CHANGE. Since June 30, 1997, there has been no change in the condition, business or affairs of the Borrower and its Subsidiaries taken as a whole, or their properties and assets considered as an entirety, except for changes none of which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.

         7.10. TAX RETURNS AND PAYMENTS. The Borrower and each of its Material Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower and each of its Material Subsidiaries has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. The Borrower knows of no proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Borrower and its Subsidiaries have made, could reasonably be expected to have a Material Adverse Effect.

         7.11. TITLE TO PROPERTIES, ETC. At the date of the most recent consolidated balance sheet referred to in section 7.8, the Borrower and each of its Subsidiaries had good and marketable title, in the case of real property, and good title (or valid leasehold interests, in the case of any leased property), in the case of all other property, to all of its properties and assets reflected in such consolidated balance sheet. The interests of the Borrower and each of its Subsidiaries in the properties reflected in the most recent consolidated balance sheet referred to in section 7.8, taken as a whole, were sufficient, in the judgment of the Borrower, as of the date of such consolidated balance sheet, for purposes of the ownership and operation of the businesses conducted by the Borrower and such Subsidiaries.

         7.12. LAWFUL OPERATIONS, ETC. Except for known situations or incidents which are reserved for on the consolidated financial statements of the Borrower and its Subsidiaries pursuant to this Agreement or which, if not so reserved, could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Material Subsidiaries is in full compliance with all material requirements imposed by law, whether federal or state, including (without limitation) Environmental Laws and zoning ordinances.

         7.13. ENVIRONMENTAL MATTERS. (a) The Borrower and each of its Material Subsidiaries is in compliance with all Environmental Laws governing its business except to the extent that any such failure to comply (together with any resulting penalties, fines or forfeitures) would not reasonably be expected to have a Material Adverse Effect. All licenses, permits, registrations or approvals required for the business of the Borrower and each of its Material Subsidiaries, as conducted as of the Initial Borrowing Date, under any Environmental Law have been secured and the Borrower and each of its Material Subsidiaries is in substantial compliance therewith, except for such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any of its Material Subsidiaries has received written notice, or otherwise knows, that it is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which the Borrower or such Material Subsidiary is a party or which would affect the ability of the Borrower or such Material Subsidiary to operate any real property and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as would not reasonably be expected to, in the aggregate, have a Material Adverse Effect. There are as of the Initial Borrowing Date no Environmental Claims pending or, to the best knowledge of the Borrower, threatened wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property now or at any time owned, leased or operated by the Borrower or any of its Material Subsidiaries, which are known by the Borrower or as to which the Borrower or any such Material Subsidiary has received written notice, that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Material Subsidiaries or any Real Property of the Borrower or any of its Material Subsidiaries, or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (b) Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property of the Borrower or any of its Material Subsidiaries or (ii) released on any such Real Property, in each case where such occurrence or event is not in compliance with Environmental Laws and is reasonably likely to have a Material Adverse Effect.

         7.14. COMPLIANCE WITH ERISA. Compliance by the Borrower with the provisions hereof and Credit Events contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or section 4975 of the Code. The Borrower and each of its Subsidiaries, (i) has fulfilled all obligations under minimum funding standards of ERISA and the Code with respect to each Plan that is not a Multiemployer Plan or a Multiple Employer Plan, (ii) has satisfied all respective contribution obligations in respect of each Multiemployer Plan and each Multiple Employer Plan, (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Plan, each Multiemployer Plan and each Multiple Employer Plan, and (iv) has not incurred any liability under the Title IV of ERISA to the PBGC with respect to any Plan, any Multiemployer Plan, any Multiple Employer Plan, or any trust established thereunder. No Plan or trust created thereunder has been terminated, and there have been no Reportable Events, with respect to any Plan or trust created thereunder or with respect to any Multiemployer Plan or Multiple Employer Plan, which termination or Reportable Event will or could result in the termination of such Plan, Multiemployer Plan or Multi Employer Plan and give rise to a material liability of the Borrower or any ERISA Affiliate in respect thereof. Neither the Borrower nor any ERISA Affiliate is at the date hereof, or has been at any time within the two years preceding the date hereof, an employer required to contribute to any Multiemployer Plan or Multiple Employer Plan, or a "contributing sponsor" (as such term is defined in section 4001 of ERISA) in any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Lenders in writing.

         7.15. INTELLECTUAL PROPERTY, ETC. The Borrower and each of its Material Subsidiaries has obtained or has the right to use all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, except for such patents, trademarks, servicemarks, trade names, copyrights, licenses and rights, the loss of which, and such conflicts, which in any such case individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         7.16. INVESTMENT COMPANY ACT, ETC. Neither the Borrower nor any of its Material Subsidiaries is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable state public utility law.

         7.17. BURDENSOME CONTRACTS; LABOR RELATIONS. The Borrower and its Material Subsidiaries (i) are not subject to any burdensome contract, agreement, corporate restriction, judgment, decree or order, (ii) are not parties to any labor dispute, (iii) are not subject to any material strikes, slow downs, workouts or other concerted interruptions of operations by employees of the Borrower or any Material Subsidiary, whether or not relating to any labor contracts, (iv) are not subject to any significant pending or, to the knowledge of the Borrower, threatened, unfair labor practice complaint, before the National Labor Relations Board, and (v) are not subject to any significant pending or, to the knowledge of the Borrower, threatened, grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement, (vi) are not subject to any significant pending or, to the knowledge of the Borrower, threatened, significant strike, labor dispute, slowdown or stoppage, and (vii) to the knowledge of the Borrower, no union representation question exists with respect to the employees of the Borrower or any of its Material Subsidiaries, except (with respect to any matter specified in any of the above clauses), for such matters as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         7.18. EXISTING INDEBTEDNESS. Annex III sets forth a true and complete list, as of the date or dates set forth therein, of all Indebtedness of the Borrower and each of its Subsidiaries, on a consolidated basis, which (i) has an outstanding principal amount of at least $250,000 or (ii) is secured by any Lien on any property of the Borrower or any Subsidiary, and which will be outstanding on the Initial Borrowing Date after giving effect to the initial Borrowing hereunder, other than the Indebtedness created under the Credit Documents (all such Indebtedness, whether or not in a principal amount meeting such threshold and required to be so listed in Annex III, the "EXISTING INDEBTEDNESS"). The Borrower has provided to the Administrative Agent prior to the date of execution hereof true and complete copies of all agreements and instruments governing the Indebtedness listed on Annex III (the "EXISTING INDEBTEDNESS AGREEMENTS").

         7.19. SECURITY INTERESTS. Once executed and delivered, and until terminated in accordance with the terms thereof, each of the Security Documents creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto from time to time, in favor of the Collateral Agent for the benefit of the Secured Creditors referred to in the Security Documents, superior to and prior to the rights of all third persons and subject to no other Liens (except that the Collateral under the Security Agreement may be subject to Permitted Liens). No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made, or for which satisfactory arrangements have been made, upon or prior to the execution and delivery thereof. All recording, stamp, intangible or other similar taxes required to be paid by any person under applicable legal requirements or other laws applicable to the property encumbered by the Security Documents in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement thereof have been paid.

         7.20. TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein, other than the Financial Projections (as to which representations are made only as provided in section 7.8), is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such person in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, except that any such future information consisting of financial projections prepared by management of the Borrower is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. As of the Effective Date, there is no fact known to the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which has not theretofore been disclosed to the Lenders.

         SECTION 8. AFFIRMATIVE COVENANTS.

         The Borrower hereby covenants and agrees that so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes are outstanding and the Loans, together with interest, Fees and all other Obligations hereunder, have been paid in full:

         8.1. REPORTING REQUIREMENTS. The Borrower will furnish to each Lender and the Administrative Agent:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the close of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, of stockholder's equity and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, all in reasonable detail and accompanied by

                           (i) the opinion with respect to such consolidated
                  financial statements of independent public accountants of recognized national standing selected by the Borrower, which opinion shall be unqualified and shall (A) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles, or (B) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization); and

                           (ii) a certificate of or letter from such independent
                  accountants containing certified computations with respect to compliance with the provisions of sections 9.7, 9.8, 9.9, 9.10 and 9.11 of this Agreement and stating whether or not their examination of such financial statements has disclosed the existence, during the fiscal year covered by such financial statements, of any condition or event which constitutes a Default or Event of Default, and if their examination has disclosed any such condition or event, specifying the nature and period of existence thereof (which certificate or letter may contain such statements as are customarily included in similar certifications of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization)).

                  (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, the unaudited condensed consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such quarterly period and the related unaudited condensed consolidated and consolidating statements of income and of cash flows for such quarterly period, and setting forth, in the case of such unaudited consolidated statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year, and which consolidated financial statements shall be certified on behalf of the Borrower by the Chief Financial Officer or other Authorized Officer of the Borrower, subject to changes resulting from normal year-end audit adjustments.

                  (c) OFFICER'S COMPLIANCE CERTIFICATES. At the time of the delivery of the financial statements provided for in sections 8.1(a) and (b), a certificate on behalf of the Borrower of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that, to the best knowledge of the Borrower, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall be substantially in the form attached hereto as Exhibit H and shall set forth the calculations required to establish compliance with the provisions of sections 9.7, 9.8, 9.9, 9.10 and 9.11 of this Agreement and the other provisions of this Agreement referred to in the form of such certificate.

                  (d) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each month during each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated and consolidating statements of income and of cash flows for such month, and setting forth comparative figures for prior periods, in the form customarily prepared by the Borrower for internal review by senior management.

                  (e) BUDGET. Not later than 90 days after the commencement of any fiscal year of the Borrower and its Subsidiaries, a consolidated budget in reasonable detail for each of the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of the Borrower) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and capital expenditures of the Borrower and its Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.

                  (f) SEC REPORTS AND REGISTRATION STATEMENTS. Promptly upon transmission thereof or other filing with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statement on Form S-8 or its equivalent) and annual, quarterly or current reports that the Borrower or any of its Subsidiaries files with the SEC.

                  (g) AUDITORS' INTERNAL CONTROL COMMENT LETTERS, ETC. Promptly upon receipt thereof, a copy of each letter or memorandum commenting on internal accounting controls, which is submitted to the Borrower by its independent accountants in connection with any annual or interim audit made by them of the books of the Borrower or any of its Subsidiaries.

                  (h) NOTICE OF DEFAULT, LITIGATION OR CERTAIN MATTERS INVOLVING MAJOR CUSTOMERS OR SUPPLIERS. Promptly, and in any event within three Business Days, in the case of clause (i) below, or five Business Days, in the case of clause (ii) or (iii) below, after the Borrower or any of its Material Subsidiaries obtains knowledge thereof, notice of

                           (i) the occurrence of any event which constitutes a
                  Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto,

                           (ii) any litigation or governmental or regulatory
                  proceeding pending against the Borrower or any of its Material Subsidiaries which is likely to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations hereunder or under any other Credit Document, and

                           (iii) any significant adverse change (in the
                  Borrower's reasonable judgment) in the Borrower's or any Subsidiary's relationship with, or any significant event or circumstance which is in the Borrower's reasonable judgment likely to adversely affect the Borrower's or any Subsidiary's relationship with, (A) any customer (or related group of customers) representing more than 10% of the Borrower's consolidated revenues during its most recent fiscal year, or
                  (B) any supplier which is significant to the Borrower and its Subsidiaries considered as an entirety.

                  (i) ERISA. Promptly, and in any event within 10 days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate on behalf of the Borrower of an Authorized Officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such

         Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto:

                           (i) that a Reportable Event has occurred with respect
                  to any Plan;

                           (ii) the institution of any steps by the Borrower,
                  any ERISA Affiliate, the PBGC or any other person to terminate any Plan;

                           (iii) the institution of any steps by the Borrower or
                  any ERISA Affiliate to withdraw from any Plan;

                           (iv) the institution of any steps by the Borrower or
                  any Subsidiary to withdraw from any Multiemployer Plan or Multiple Employer Plan, if such withdrawal could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) in excess of $1,000,000;

                           (v) a non-exempt "prohibited transaction" within the
                  meaning of section 406 of ERISA in connection with any Plan;

                           (vi) that a Plan has an Unfunded Current Liability
                  exceeding $1,000,000;

                           (vii) any material increase in the contingent
                  liability of the Borrower or any Subsidiary with respect to any post-retirement welfare liability; or

                           (viii) the taking of any action by, or the
                  threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing.

                  (j) ENVIRONMENTAL MATTERS. Promptly upon, and in any event within 10 Business Days after, an officer of the Borrower obtains actual knowledge thereof, notice of any of the following environmental matters which involves any reasonable likelihood (in the Borrower's reasonable judgment) of resulting in a Material Adverse Effect:

                           (i) any pending or threatened (in writing)
                  Environmental Claim against the Borrower or any of its Material Subsidiaries or any Real Property owned or operated by the Borrower or any of its Material Subsidiaries;

                           (ii) any condition or occurrence on or arising from
                  any Real Property owned or operated by the Borrower or any of its Material Subsidiaries that results in noncompliance by the Borrower or any of its Material Subsidiaries with any applicable Environmental Law;

                           (iii) any condition or occurrence on any Real
                  Property owned, leased or operated by the Borrower or any of its Material Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Material Subsidiaries of such Real Property under any Environmental Law; and

                           (iv) the taking of any removal or remedial action in
                  response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Material Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

         All such notices shall describe in reasonable detail the nature of the Environmental Claim and the Borrower's or such Material Subsidiary's response thereto.

                  (k) OTHER INFORMATION. With reasonable promptness, such other information or documents (financial or otherwise) relating to the Borrower or any of its Subsidiaries as any Lender may reasonably request from time to time.

         8.2. BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, (i) keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower or such Subsidiaries, as the case may be, in accordance with GAAP, in the case of the Borrower, or which are reconcilable to a GAAP presentation, in the case of any Subsidiary; and (ii) permit, upon at least five Business Days' notice to the Chief Financial Officer or any other Authorized Officer of the Borrower, officers and designated representatives of the Administrative Agent or any of the Lenders to visit and inspect any of the properties or assets of the Borrower and any of its Material Subsidiaries in whomsoever's possession (but only to the extent the Borrower or such Material Subsidiary has the right to do so to the extent in the possession of another person), and to examine the books of account of the Borrower and any of its Material Subsidiaries and discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, the Borrower's officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any of the Lenders may request.

         8.3. INSURANCE. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) maintain insurance coverage by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower and its Subsidiaries at the date hereof, and (ii) forthwith upon any Lender's written request, furnish to such Lender such information about such insurance as such Lender may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Lender and certified by an Authorized Officer of the Borrower.

         (b) The Borrower will, and will cause each of its Subsidiaries which is a Credit Party to, at all times keep their respective property which is subject to the Lien of any Security Document insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower or any such Subsidiary) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee (with respect to Collateral) or, to the extent permitted by applicable law, as an additional insured), (ii) shall state that such insurance policies shall not be cancelled without 30 days' prior written notice thereof (or 10 days' prior written notice in the case of cancellation for the non-payment of premiums) by the respective insurer to the Collateral Agent,
(iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Lenders, and
(iv) shall in the case of any such certificates or endorsements in favor of the Collateral Agent, be delivered to or deposited with the Collateral Agent. In no event shall the Borrower be required to deposit the actual insurance policies with the Collateral Agent. The Administrative Agent shall deliver copies of any certificates of insurance to a Lender upon such Lender's request.

         (c) If the Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this section 8.3, or if the Borrower or any of its Subsidiaries which is a Credit Party shall fail to so endorse and deliver or deposit all endorsements or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon prior notice to the Borrower, to procure such insurance and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent, as the case may be for all costs and expenses of procuring such insurance.

         8.4. PAYMENT OF TAXES AND CLAIMS. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP; and PROVIDED, FURTHER, that the Borrower will not be considered to be in default of any of the provisions of this sentence if the Borrower or any

Subsidiary fails to pay any such amount which, individually or in the aggregate, is immaterial to the Borrower and its Subsidiaries considered as an entirety.

         8.5. CORPORATE FRANCHISES. The Borrower will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate or other organizational existence, rights, authority and franchises, provided that nothing in this section 8.5 shall be deemed to prohibit (i) any transaction permitted by section 9.2; (ii) the termination of existence of any Subsidiary if (A) the Borrower determines that such termination is in its best interest and (B) such termination is not adverse in any material respect to the Lenders; or (iii) the loss of any rights, authorities or franchises if the loss thereof, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         8.6. GOOD REPAIR. The Borrower will, and will cause each of its Material Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements, thereto, to the extent and in the manner customary for companies in similar businesses.

         8.7. COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply, in all material respects, with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, other than those (i) being contested in good faith by appropriate proceedings, as to which adequate reserves are established to the extent required under GAAP, and (ii) the noncompliance with which would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         8.8. COMPLIANCE WITH ENVIRONMENTAL LAWS. Without limitation of the covenants contained in section 8.7:

                  (a) The Borrower will, and will cause each of its Subsidiaries to, (i) comply in all material respects, with all Environmental Laws applicable to the ownership, lease or use of all Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, and promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document; and (ii) keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws which are not permitted under section 9.3.

                  (b) Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries or transport or permit the transportation of Hazardous Materials to or from any such Real Property other than in compliance with applicable Environmental Laws and in the ordinary course of business, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

                  (c) If required to do so under any applicable order of any governmental agency, the Borrower will undertake, and cause each of its Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders of all governmental authorities, except (i) to the extent that the Borrower or such Subsidiary is contesting such order in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, or (ii) for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         8.9. FISCAL YEARS, FISCAL QUARTERS. The Borrower will, for consolidated financial reporting purposes, continue to use June 30 as the end of its fiscal year and September 30, December 31, and March 31 as the end of its first three fiscal quarters. If the Borrower shall change any of its Subsidiaries' fiscal years or fiscal quarters (other than the fiscal year or fiscal quarters of a person which becomes a Subsidiary, made at the time such person becomes a Subsidiary, to conform to the Borrower's fiscal year and fiscal quarters or to conform to the fiscal year or fiscal quarters which the Borrower generally utilizes for its Subsidiaries), the Borrower will promptly, and in any event within 30 days following any such change, deliver a notice to the Administrative Agent and the Lenders describing such change and any material accounting entries made in connection therewith and stating whether such change will have any impact upon any financial computations to be made hereunder, and if any such impact is foreseen, describing in reasonable detail the nature and extent of such impact. If the Required Lenders determine that any such change will have any impact upon any financial computations to be made hereunder which is adverse to the Lenders, the Borrower will, if so requested by the Administrative Agent, enter into an amendment to this Agreement, in form and substance satisfactory to the Administrative Agent and the Required Lenders, modifying any of the financial covenants or related provisions hereof in such manner as the Required Lenders determine is necessary to eliminate such adverse effect.

         8.10. CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY. (a) In the event that at any time after the Initial Borrowing Date

                  (x) the Borrower has any Material Subsidiary which is not a party to the Subsidiary Guaranty, or

                  (y) an Event of Default shall have occurred and be continuing and the Borrower has any Subsidiary which is not a party to the Subsidiary Guaranty,

the Borrower will notify the Administrative Agent in writing of such event, identifying the Subsidiary in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section. The Borrower will, within 30 days following request therefor from the Administrative Agent (who may give such request on its own initiative or upon request by the Required Lenders), cause such Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders, (i) a joinder supplement, satisfactory in form and substance to the Administrative Agent and the Required Lenders, duly executed by such Subsidiary, pursuant to which such Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder, and (ii) if such Subsidiary is a corporation, resolutions of the Board of Directors of such Subsidiary, certified by the Secretary or an Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such joinder supplement, or if such Subsidiary is not a corporation, such other evidence of the authority of such Subsidiary to execute such joinder supplement as the Administrative Agent may reasonably request.

         (b) Notwithstanding the foregoing or the provisions of section 8.11 hereof, the Borrower shall not, unless an Event of Default shall have occurred and be continuing, be required to cause a Foreign Subsidiary to join in the Subsidiary Guaranty or to become a party to an Additional Security Document if
(i) to do so would subject the Borrower to liability for additional United States income taxes by virtue of section 956 of the Code in an amount the Borrower considers material, and (ii) the Borrower provides the Administrative Agent with documentation, including computations prepared by the Borrower's internal tax officer, its independent accountants or tax counsel, acceptable to the Required Lenders, in support thereof.

         8.11. ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) In the event that at any time after the Initial Borrowing Date

                  (x) the Borrower or any Subsidiary acquires, or a person which has become a Subsidiary owns or holds, an interest in any Real Property or any other property or interest, located in the United States, which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, the Borrower will notify the Administrative Agent in writing of such event, identifying the property in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section,

                  (y) the Borrower or any Subsidiary at any time owns or holds an interest in any Real Property or any other property or interest, located in the United States, (1) which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, and (2) as to which the Administrative Agent on its own initiative or upon instructions from the Required Lenders has notified the Borrower that it requires that the same be included in the Collateral,

                  (z) an Event of Default shall have occurred and be continuing and the Borrower or any Subsidiary at any time owns or holds an interest in any Real Property or any other property or interest, located within or outside of the United States, which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, the Borrower will, or will cause such Subsidiary to, within 20 days following request by the Collateral Agent (who may make such request on its own initiative or upon instructions from the Required Lenders), grant the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Documents) security interests and mortgages (each an "ADDITIONAL SECURITY DOCUMENT") in such interests or properties of the Borrower or any Subsidiary, subject to obtaining any required consents from third parties (including third party lessors and co-venturers) necessary to be obtained for the granting of a Lien on the interests or assets involved (with the Borrower hereby agreeing to use its reasonable best efforts to obtain such consents), and subject to the provisions of section 8.11(b). Each Additional Security Document (i) shall be granted pursuant to documentation satisfactory in form and substance to the Administrative Agent and the Collateral Agent, which documentation shall in the case of Real Property or interests therein be accompanied by such Phase I environmental assessments, surveys and surveyor's certifications, a mortgage policy of title insurance, consents of landlords and other supporting documentation requested by and satisfactory in form and substance to the Administrative Agent and the Collateral; and (ii) shall constitute a valid and enforceable perfected Lien upon the interests or properties so included in the Collateral, superior to and prior to the rights of all third persons and subject to no other Liens except those permitted by section 9.3 or otherwise agreed by the Administrative Agent at the time of perfection thereof and (in the case of Real Property or interests therein) such other encumbrances as may be set forth in the mortgage policy, if any, relating to such Additional Security Document which shall be delivered to the Collateral Agent together with such Additional Security Document and which shall be satisfactory in form and substance to the Collateral Agent. The Borrower, at its sole cost and expense, will cause each Additional Security Document or instruments related thereto to be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens created thereby required to be granted pursuant to the Additional Security Document, and will pay or cause to be paid in full all taxes, fees and other charges payable in connection therewith. For the avoidance of doubt, it is noted that as of the Initial Borrowing date the Lenders have determined not to request the Borrower to provide a mortgage or deed of trust covering any of the Real Property owned by the entities to be acquired pursuant to the Ruud Acquisition Documents.

         (b) The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. If at any time the Collateral Agent determines, based on applicable law, that all applicable taxes (including, without limitation, mortgage recording taxes or similar charges) were not paid in connection with the recordation of any mortgage or deed of trust, the Borrower shall promptly pay the same upon demand. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of local counsel, appraisals, title insurance, surveys, environmental assessments, consents of landlords, lien waivers from landlords or mortgagees and other related documents as may be reasonably requested by the Administrative Agent or the Collateral Agent in connection therewith, all of which documents shall be in form and substance satisfactory to the Administrative Agent and the Collateral Agent, except that no title insurance or surveys shall be required for any leasehold properties (unless the lessee has a nominal or bargain purchase option).

         (c) The Borrower will if requested by any Lender at any time, in order to meet any legal requirement applicable to such Lender, provide to Administrative Agent, the Collateral Agent and the Lenders, at the sole cost and expense of the Borrower, appraisals and other supporting documentation relating to the any mortgage or deed of trust delivered as an Additional Security Document hereunder, as specified by any Lender, meeting the appraisal and other documentation requirements of the Real Estate Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, or any other legal requirements applicable to any Lender, which in the case of any such appraisal shall be prepared by one or more valuation firms of national standing, acceptable to the Required Lenders, utilizing appraisal standards satisfying such Amendments, Act or other legal requirements.

         (d) The Borrower will provide the Administrative Agent with sufficient copies of each Additional Security Document and any additional supporting documents delivered in connection therewith for distribution of copies thereof to the Lenders, and the Administrative Agent will promptly so distribute such copies.

         8.12. CORPORATE SEPARATENESS. The Borrower will take, and will cause each of its Subsidiaries to take, all such action as is necessary to keep the operations of the Borrower and its Subsidiaries separate and apart from those of each Subsidiary which has outstanding Indebtedness, including, without limitation, ensuring that all customary formalities regarding corporate existence, including holding regular board of directors' meetings and maintenance of corporate records, are followed. All financial statements of the Borrower and its Subsidiaries provided to creditors will clearly evidence the corporate separateness of the Borrower and its other Subsidiaries from each Subsidiary which has Indebtedness outstanding. Finally, neither the Borrower nor any of its other Subsidiaries will take any action, or conduct its affairs in a manner which is likely to result in the corporate existence of a Subsidiary which has Indebtedness outstanding, on the one hand, and the Borrower and its other Subsidiaries, on the other hand, being ignored, or in the assets and liabilities of the Borrower or any of its other Subsidiaries being substantively consolidated with those of a Subsidiary which has Indebtedness outstanding in a bankruptcy, reorganization or other insolvency proceeding. No action or indemnity, or provision of support in the form of a letter of credit, expressly permitted by this Agreement will breach this covenant.

         8.13. ERISA. As soon as possible and, in any event, within 10 days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of section 412 of the Code or section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under section 412 of the Code or section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary' liability) to or on account of the termination of or withdrawal from a Plan under section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under section 401(a)(29), 4971, 4975 or 4980 of the Code or section 409 or 502(i) or 502(l) of
ERISA or with respect to a group health plan (as defined in section 607(1) of ERISA or section 4980B(g)(2) of the Code) under section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by section 601 of ERISA) or any Plan.

         8.14. HEDGE AGREEMENTS, ETC. The Borrower will, and will cause each of its Subsidiaries to, enter into Hedge Agreements in order to provide protection to the Borrower or any such Subsidiary from fluctuations and other changes in interest rates and currency exchange rates, as and to the extent considered reasonably necessary by the Borrower, but without exposing the Borrower or its Subsidiaries to predominantly speculative risks unrelated to the amount of Indebtedness, assets or liabilities intended to be subject to coverage on a notional basis under all such Hedge Agreements. Without limitation of the foregoing, the Borrower will obtain within 60 days following the Initial Borrowing Date, and thereafter maintain in effect, a Hedge Agreement, in form and substance satisfactory to the Administrative Agent, with a notional amount of at least $35,000,000, protecting the Borrower for a period of at least three years against such changes in interest rates as can be obtained at reasonable cost in light of prevailing market conditions. In the case of any Hedge Agreement to be entered into in order to comply with the requirements of the preceding sentence, the Borrower will provide the proposed form thereof (including any proposed pricing or other material terms) to the Administrative Agent contemporaneously with or prior to the entry into such Hedge Agreement.

         8.15. LANDLORD/MORTGAGEE WAIVERS; BAILEE LETTERS. The Borrower will promptly (and in any event within 60 days following request by the Administrative Agent) obtain, and will maintain in effect, (a) waivers from landlords and mortgagees having any interest in any Real Property on which any tangible items of Collateral having a value of at least $100,000 are located, substantially in the form attached hereto as Exhibits F-1 and F-2, and (b) bailee letters, substantially in the form attached hereto as Exhibit G, from persons unrelated to any of the Credit Parties who are parties to the Security Agreement to whom any tangible items of Collateral having a value of at least $100,000 have been delivered for storage, use in the manufacture of products for the Borrower and its Subsidiaries, consignment or similar purposes.

         8.16. SENIOR DEBT. The Borrower will at all times ensure that (a) the claims of the Lenders in respect of the Obligations of the Borrower will not be subordinate to, and will in all respects at least rank pari passu with, the claims of every other senior secured or unsecured creditor of the Borrower, and
(b) any Indebtedness subordinated in any manner to the claims of any senior secured or unsecured creditor of the Borrower will be subordinated in like manner to such claims of the Lenders.


         SECTION 9. NEGATIVE COVENANTS.

         The Borrower hereby covenants and agrees that on the Effective Date and thereafter for so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes remain outstanding and the Loans, together with interest, Fees and all other Obligations incurred hereunder are paid in full:

         9.1. CHANGES IN BUSINESS. Neither the Borrower nor any of its Subsidiaries will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Borrower and its Subsidiaries, would be substantially changed from the general nature of the business engaged in by the Borrower and its Subsidiaries on the date hereof, it being understood that any acquisition by the Borrower of the company identified to the Lenders prior to the Effective Date would not be considered a violation of this covenant.

         9.2. CONSOLIDATION, MERGER OR SALE OF ASSETS, ETC. The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation or sell or otherwise dispose of any of its property or assets (but excluding any sale or disposition of obsolete or excess furniture, fixtures or equipment or excess vacant land in the ordinary course of business), or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any person (excluding any purchases, leases or other acquisitions of property or assets in, and for use in, the ordinary course of business) or agree to do any of the foregoing at any future time, except that the following shall be permitted:

                  (a) CAPITAL EXPENDITURES: Consolidated Capital Expenditures permitted by section 9.11;

                  (b) PERMITTED INVESTMENTS: the investments permitted pursuant to section 9.5;

                  (c) CERTAIN INTERCOMPANY MERGERS, ETC.: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger, consolidation or amalgamation of any Wholly-Owned Subsidiary with or into the Borrower or another Wholly-Owned Subsidiary, so long as in any merger, consolidation or amalgamation involving the Borrower it is the surviving or continuing or resulting corporation, or the liquidation or dissolution of any Subsidiary, or
         (ii) the transfer or other disposition of any property by the Borrower to any Wholly-Owned Subsidiary which is a Subsidiary Guarantor or by any Wholly-Owned Subsidiary to the Borrower or any other Wholly-Owned Subsidiary of the Borrower which is a Subsidiary Guarantor;

                  (d) RUUD LIGHTING TRANSACTION: the acquisition of Ruud Lighting, Inc. and its Subsidiaries may be completed as contemplated by section 6.1;

                  (e) PERMITTED ACQUISITIONS: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may make Permitted Acquisitions, provided that at least five Business Days prior to the date of any such Permitted Acquisition which involves consideration (including the amount of any assumed Indebtedness and (without duplication) any outstanding Indebtedness of any person which becomes a Subsidiary as a result of such Permitted Acquisition) of $3,000,000 or more, the Borrower shall have delivered to the Administrative Agent an officer's certificate executed on behalf of the Borrower by an Authorized Officer of the Borrower, which certificate shall (A) contain the date such Permitted Acquisition is scheduled to be consummated, (B) contain the estimated purchase price of such Permitted Acquisition, (C) contain a description of the property and/or assets acquired in connection with such Permitted Acquisition, (D) demonstrate that at the time of making any such Permitted Acquisition the covenants contained in sections 9.7 and 9.8 shall be complied with on a pro forma basis as if the properties and/or assets so acquired had been owned by the Borrower, and the Indebtedness assumed and/or incurred to acquire and/or finance same has been outstanding, for the 12 month period immediately preceding such acquisition (without giving effect to any credit for unobtained or unrealized gains or any adjustments to overhead in connection with any such Permitted Acquisition), and (E) if requested by the Administrative Agent, attach thereto a true and correct copy of the then proposed purchase agreement, merger agreement or similar agreement, partnership agreement and/or other contract entered into in connection with such Permitted Acquisition;

                  (f) PERMITTED DISPOSITIONS: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any of its Subsidiaries may (i) sell any property, land or building (including any related receivables or other intangible assets) to any person which is not a Subsidiary of the Borrower, or (ii) sell the entire capital stock (or other equity interests) and Indebtedness of any Subsidiary owned by the Borrower or any other Subsidiary to any person which is not a Subsidiary of the Borrower, or (iii) permit any Subsidiary to be merged or consolidated with a person which is not an Affiliate of the Borrower, or (iv) consummate any other Asset Sale with a person who is not a Subsidiary of the Borrower; provided that (A) the consideration for such transaction represents fair value (as determined by management of the Borrower), and at least 90% of such consideration consists of cash, (B) in the case of any such transaction involving consideration in excess of $3,000,000, at least five Business Days prior to the date of completion of such transaction the Borrower shall have delivered to the Administrative Agent an officer's certificate executed on behalf of the Borrower by an Authorized Officer of the Borrower, which certificate shall contain a description of the proposed transaction, the date such transaction is scheduled to be consummated, the estimated purchase price or other consideration for such transaction, financial information pertaining to compliance with the preceding clause (A), and which shall (if requested by the Administrative Agent) include a certified copy of the draft or definitive documentation pertaining thereto, and (C) contemporaneously therewith, the Borrower prepays Loans as and to the extent contemplated by section 5.2(b);

                  (g) CONTRIBUTIONS TO JOINT VENTURES, ETC.: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any of its Subsidiaries may contribute assets to joint ventures and other persons in accordance with section 9.5(o); and

                  (h) LEASES: the Borrower or any of its Subsidiaries may enter into leases of property or assets not constituting Permitted Acquisitions in the ordinary course of business not otherwise in violation of this Agreement.

To the extent the Required Lenders (or all of the Lenders as shall be required by section 13.12) waive the provisions of this section 9.2 with respect to the sale, transfer or other disposition of any Collateral, or any Collateral is sold, transferred or disposed of as permitted by this section 9.2, (i) such Collateral shall be sold, transferred or disposed of free and clear of the Liens created by the respective Security Documents; (ii) if such Collateral includes all of the capital stock of a Subsidiary which is a Party to the Subsidiary Guaranty or other Security Document, such capital stock shall be released from the Pledge Agreement and such Subsidiary shall be released from the Subsidiary Guaranty; and (iii) the Administrative Agent and the Collateral Agent shall be authorized to take actions deemed appropriate by them in order to effectuate the foregoing.

         9.3. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with or without recourse to the Borrower or any of its Subsidiaries, other than for purposes of collection in the ordinary course of business) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except that the foregoing restrictions shall not apply to:

                  (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

                  (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, materialmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary;

                  (c) Liens created by this Agreement or the other Credit Documents;

                  (d) Liens (i) in existence on the Initial Borrowing Date which are listed, and the Indebtedness secured thereby and the property subject thereto on the Initial Borrowing Date described, in Annex IV,
         (ii) consisting of cash collateral for letters of credit issued by other financial institutions which are outstanding on the Initial Borrowing Date in an aggregate undrawn amount not in excess of $1,000,000, PROVIDED such letters of credit are replaced or supported within 60 days following the Initial Borrowing Date with Letters of Credit issued hereunder and such cash collateral is released in connection with such replacement or support, or (iii) arising out of the refinancing, extension, renewal or refunding of any Indebtedness referred to in the preceding clause (i) which is secured by any such Liens, provided that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets, and PROVIDED, FURTHER, that the Indebtedness referred to in section 6.1(k) may only be refinanced by Loans made, Letters of Credit issued and collateral granted pursuant to the Credit Documents;

                  (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under section 10.1(f);

                  (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and mechanic's Liens, carrier's Liens, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements;

                  (g) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

                  (h) easements, rights-of-way, zoning or deed restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries considered as an entirety;

                  (i) Liens arising from financing statements regarding property subject to leases not in violation of the requirements of this Agreement, provided that such Liens are only in respect of the property subject to, and secure only, the respective lease (and any other lease with the same or an affiliated lessor);

                  (j) Liens on specifically identifiable receivables, chattel paper, inventory and related property and rights of Lighting Resources, securing Indebtedness permitted by section 9.4(d) incurred in connection with the financing thereof;

                  (k)      Liens which

                           (i) are placed upon equipment or machinery used in
                  the ordinary course of business of the Borrower or any Subsidiary at the time of (or within 180 days after) the acquisition thereof by the Borrower or any such Subsidiary to secure Indebtedness incurred to pay or finance all or a portion of the purchase price thereof, PROVIDED that the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or any such Subsidiary; or

                           (ii) are existing on property or other assets at the
                  time acquired by the Borrower or any Subsidiary or on assets of a person at the time such person first becomes a Subsidiary of the Borrower; provided that (A) any such Liens were not created at the time of or in contemplation of the acquisition of such assets or person by the Borrower or any of its Subsidiaries; (B) in the case of any such acquisition of a person, any such Lien attaches only to the property and assets of such person; and (C) in the case of any such acquisition of property or assets by the Borrower or any Subsidiary, any such Lien attaches only to the property and assets so acquired and not to any other property or assets of the Borrower or any Subsidiary;

         PROVIDED that (1) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the property and assets to which such Lien attaches, determined at the time of the acquisition of such property or asset or the time at which such person becomes a Subsidiary of the Borrower (except in the circumstances described in clause (ii) above to the extent such Liens constituted customary purchase money Liens at the time of incurrence and were entered into in the ordinary course of business), and (2) the Indebtedness secured thereby is permitted by section 9.4(e);

                  (l) Liens placed on (A) the Real Property and improvements thereto acquired by the Borrower for a corporate headquarters, training center and showroom, to secure Indebtedness incurred to pay or finance up to 100% of the purchase price thereof, and/or (B) other unencumbered Real Property and the improvements thereto, to finance up to 100% of the fair value thereof; PROVIDED in either such case that the Lien encumbering such Real Property and improvements does not encumber any other asset of the Borrower or any Subsidiary, and the Indebtedness secured thereby is permitted by section 9.4(f); and

                  (m) Liens on any property of any Subsidiary organized under the laws of Canada, or any Province thereof, substantially all of whose property (exclusive of any consigned inventory) is located in Canada, securing Indebtedness permitted by section 9.4(b).

If any specifically identifiable Collateral is subjected to a Lien contemplated by clause (j), (k) or (l) of this section 9.3, the Administrative Agent and the Collateral Agent shall be authorized to release such specifically identifiable Collateral from the Lien of any Security Document and to take any related actions deemed appropriate by them in connection therewith.

         9.4. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness of the Borrower or any of its Subsidiaries, EXCEPT:

                  (a) Indebtedness incurred under this Agreement and the other Credit Documents;

                  (b) Indebtedness of Subsidiaries of the Borrower organized under the laws of Canada, or any Province thereof, substantially all of whose property (exclusive of any consigned inventory) is located in Canada, not in excess of $10,000,000 (or the equivalent amount thereof in any other applicable currency) at any time outstanding, and any guaranty by the Borrower or any Subsidiary of any such Indebtedness, provided that if any such Indebtedness is supported by a Letter of Credit, such Indebtedness so supported is secured by substantially all of the otherwise unencumbered property of the Subsidiary which has incurred such Indebtedness;

                  (c) Indebtedness of the Borrower or any Subsidiary in respect of Capital Leases; provided that (i) the aggregate Capitalized Lease Obligations of the Borrower and its Subsidiaries, plus the aggregate outstanding principal amount of Indebtedness permitted under clause (e) below, shall not exceed $15,000,000 in the aggregate at any time outstanding, and (ii) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                  (d) Indebtedness of Lighting Resources International, Inc., one of the Borrower's Subsidiaries, subject to Liens permitted by section 9.3(j), and any guaranty by the Borrower of any such Indebtedness; provided that (i) the aggregate principal amount of such Indebtedness shall not exceed $10,000,000 in the aggregate at any time outstanding, (ii) such Indebtedness is supported by a guaranty or other form of credit support supplied by Eximbank (or any comparable U.S. government authority) and the credit initially evidenced by such Indebtedness shall have been offered to one or more of the Lenders (or their respective Affiliates) on the same terms as offered to any other financial institution, and (iii) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                  (e) Indebtedness of the Borrower or any Subsidiary subject to Liens permitted by section 9.3(k), including and any guaranty by the Borrower of any such Indebtedness; PROVIDED that (i) the aggregate principal amount of such Indebtedness shall not exceed $10,000,000 in the aggregate at any time outstanding, (ii) if at the time any such Indebtedness is incurred the aggregate outstanding principal amount of Indebtedness secured by Liens permitted by section 9.3(k), after giving effect to such incurrence, would exceed $5,000,000, the Borrower shall have demonstrated to the reasonable satisfaction of the Administrative Agent that the incurrence of such additional Indebtedness would be likely to result in a weighted average borrowing cost less than the weighted average borrowing cost which would have resulted if Loans had been incurred hereunder in lieu of such additional Indebtedness, and
         (iii) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                  (f) secured Indebtedness of the Borrower in the aggregate principal amount of up to $45,000,000, having a weighted average life to maturity (computed in accordance with standard financial practices) at the time of incurrance thereof in excess of five years, incurred to finance Real Property and improvements referred to in section 9.3(l)(A) or (B), and secured by Liens permitted under such section 9.3(l); PROVIDED that (A) at the time of incurrence thereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom, and the Borrower is and will be in compliance with the covenant contained in section 9.7; and (B) the aggregate outstanding principal amount of Indebtedness incurred to finance the corporate headquarters, training center and showroom which is referred to in section 9.3(l)(A) does not exceed $30,000,000;

                  (g) Indebtedness of Foreign Subsidiaries of the Borrower, and Indebtedness of branches of the Borrower that are incorporated under the laws of a country other than the United States, not otherwise permitted by the foregoing clauses, provided that (i) the aggregate principal amount of such Indebtedness outstanding at any time is not in excess of $8,000,000 (or the equivalent in any applicable currency or currencies), and (ii) at the time of incurrence thereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                  (h) Existing Indebtedness, to the extent not otherwise permitted pursuant to the foregoing clauses; and any refinancing, extension, renewal or refunding of any such Existing Indebtedness not involving an increase in the principal amount thereof or a reduction of more than 10% in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice);

                  (i) Indebtedness of the Borrower or any Subsidiary under Hedge Agreements;

                  (j) Indebtedness of the Borrower to any of its Subsidiaries, and Indebtedness of any of the Borrower's Subsidiaries to the Borrower or to another Subsidiary of the Borrower, in each case to the extent permitted under section 9.5; and

                  (k) Guaranty Obligations permitted under section 9.5.

         9.5. ADVANCES, INVESTMENTS, LOANS AND GUARANTY OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, (1) lend money or credit or make advances to any person, (2) purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or other investment in, any person, (3) create, acquire or hold any Subsidiary, (4) be or become a party to any joint venture or partnership, or (5) be or become obligated under any Guaranty Obligations (other than those created in favor of the Lenders pursuant to the Credit Documents),
EXCEPT:

                  (a) the Borrower or any of its Subsidiaries may invest in cash and Cash Equivalents;

                  (b) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business;

                  (c) the Borrower and its Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (d) investments acquired by the Borrower or any of its Subsidiaries (i) in exchange for any other investment held by the Borrower or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment, or (ii) as a result of a foreclosure by the Borrower or any of its Subsidiaries with respect to any secured investment or other transfer of title with respect to any secured investment in default;

                  (e) loans and advances to employees for business-related travel expenses, moving expenses, costs of replacement homes and other similar expenses, in each case incurred in the ordinary course of business, shall be permitted;

                  (f) investments in the capital of any Wholly-Owned Subsidiary which is (i) a Subsidiary Guarantor, and (ii) not a Foreign Subsidiary;

                  (g) to the extent not permitted by the foregoing clauses, existing investments in any Subsidiaries (and any increases thereof attributable to increases in retained earnings);

                  (h) to the extent not permitted by the foregoing clauses, the existing loans, advances, investments and guarantees described on Annex V hereto;

                  (i) any unsecured guaranty by the Borrower of any Indebtedness of a Subsidiary permitted by section 9.4, and any guaranty by any Subsidiary described in section 9.4;

                  (j) investments of the Borrower and its Subsidiaries in Hedge Agreements;

                  (k) loans and advances by any Subsidiary of the Borrower to the Borrower, provided that the Indebtedness represented thereby constitutes Subordinated Indebtedness;

                  (l) loans and advances by the Borrower or by any Subsidiary of the Borrower to, or other investments in, any Subsidiary of the Borrower which is (i) a Subsidiary Guarantor, (ii) a Wholly-Owned Subsidiary, and (iii) not a Foreign Subsidiary;

                  (m) loans and advances by any Subsidiary of the Borrower which is not a Subsidiary Guarantor to, or other investments by any such Subsidiary in, any other Subsidiary of the Borrower which is a Wholly-Owned Subsidiary;

                  (n) Acquisitions permitted by section 9.2; and loans, advances and investments of any person which are outstanding at the time such person becomes a Subsidiary of the Borrower in an Acquisition permitted by section 9.2, but not any increase in the amount thereof;

                  (o) loans, advances and investments by the Borrower or any Subsidiary in or to any Foreign Subsidiary made after September 30, 1997, PROVIDED that (i) at the time of making any such loan, advance or investment no Event of Default shall have occurred or would result therefrom, and (ii) taking into account any repayment of any such loans or advances or return of such investments, the aggregate amount so expended does not exceed $10,000,000;

                  (p) Guaranty Obligations, not otherwise permitted by the foregoing clauses, of (i) the Borrower or any Subsidiary in respect of leases of the Borrower or any Subsidiary the entry into which is not prohibited by this Agreement, (ii) the Borrower or any Subsidiary in respect of any other person (other than in respect of (x) Indebtedness for borrowed money or represented by bonds, notes, debentures or similar securities, or (y) Indebtedness constituting Capital Leases) arising as a matter of applicable law because the Borrower or such Subsidiary is or is deemed to be a general partner of such other person, or (iii) the Borrower or any Subsidiary in respect of any other person (other than in respect of (x) Indebtedness for borrowed money or represented by bonds, notes, debentures or similar securities, or (y) Indebtedness constituting Capital Leases) arising in the ordinary course of business;

                  (q) any other loans, advances, investments (whether in the form of cash or contribution of property, and if in the form of a contribution of property, such property shall be valued for purposes of this clause (q) at the fair value thereof as reasonably determined by the Borrower) and Guaranty Obligations, including, without limitation, in or to or for the benefit of, Subsidiaries, joint ventures, or other persons, not otherwise permitted by the foregoing clauses, made after September 30, 1997 (such loans, advances and investments, collectively, "BASKET INVESTMENTS", and such Guaranty Obligations, collectively "BASKET GUARANTEES") described below:

                           (i) Basket Investments of up to an aggregate of
                  $15,000,000, taking into account the repayment of any loans or advances comprising such Basket Investments, shall be permitted to be made in joint venture or similar arrangements with Rohm & Haas or any of its Affiliates, provided that no Event of Default shall have occurred and be continuing, or would result therefrom;

                           (ii) additional Basket Investments of up to an
                  aggregate of $25,000,000, taking into account the repayment of any loans or advances comprising such Basket Investments, shall be permitted to be made, PROVIDED that (A) no Event of Default shall have occurred and be continuing, or would result therefrom, and (B) the aggregate Basket Investments made pursuant to this provision in any single person or related group of persons does not exceed $10,000,000, taking into account the repayment of any loans or advances comprising such Basket Investments; and

                           (iii) if no Event of Default shall have occurred and
                  be continuing, or would result therefrom, Basket Guarantees covering up to $5,000,000 aggregate principal amount of Indebtedness outstanding at any time, shall be permitted to be incurred.

         9.6. DIVIDENDS, ETC. The Borrower will not declare or pay any dividends (other than dividends payable solely in common stock of the Borrower) on, or make any other distribution or payment on account of (other than in shares of the common stock of the Borrower), and the Borrower will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire, any shares of any class of the capital stock of the Borrower, whether now or hereafter outstanding.

         9.7. TOTAL INDEBTEDNESS/EBITDA RATIO. The Borrower will not at any time permit the ratio of (i) the amount of Total Indebtedness at such time to (ii) EBITDA for any Testing Period, to exceed (A) 4.00 to 1.00 for any Testing Period ending on or prior to December 31, 1998, (B) 3.75 to 1.00 for any subsequent Testing Period ending on or prior to December 31, 1999, or (C) 3.50 to 1.00 for any subsequent Testing Period.

         9.8. INTEREST COVERAGE RATIO. The Borrower will not permit its Interest Coverage Ratio for any Testing Period to be less than 4.00 to 1.00.

         9.9. CAPITAL EXPENDITURES. The Borrower will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal period of the Borrower described below which exceed the aggregate amount set forth for such fiscal period:

         Fiscal Period                                        Amount
         -------------                                        ------
         Fiscal Quarter ended 3/31/98                         $6,500,000
         Fiscal Quarter ended 6/30/98                         $6,500,000
         Fiscal Year ended 6/30/99                            $26,000,000
         Fiscal Year ended 6/30/2000                          $20,000,000
         Any Fiscal Year thereafter                           $15,000,000

; PROVIDED that Consolidated Capital Expenditures of up to $30,000,000 related to the acquisition, renovation and expansion of the Borrower's Solon, Ohio headquarters shall be excluded from computations of this covenant.

         9.10. CERTAIN LEASES. The Borrower will not permit the aggregate payments (excluding any property taxes, insurance or maintenance obligations paid by the Borrower and its Subsidiaries as additional rent or lease payments) by the Borrower and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property for a period exceeding 12 months (including any renewal or similar option periods), other than:

                  (i) any leases constituting Capital Leases; and

                  (ii) any operating lease of any Real Property which could have been subjected to a Lien permitted under section 9.3(l), or any equipment located thereon;

to exceed $2,500,000 in any fiscal year of the Borrower.

         9.11. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit its Consolidated Tangible Net Worth at any time to be less than $100,800,000, except that (i) effective as of the end of the Borrower's fiscal quarter ended March 31, 1998, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by 75% of the consolidated net income of the Borrower and its Subsidiaries for the fiscal quarter ended on such date, if any, without deduction for minority interests, as determined in conformity with GAAP (there being no reduction in the case of any such consolidated net income which reflects a deficit), (ii) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other customary fees and costs associated therewith) from any sale or issuance of equity by the Borrower after the Initial Borrowing Date (other than any sale or issuance to management or employees pursuant to employee benefit plans of general application), and (iii) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by an amount equal to 90% of any increase in Consolidated Tangible Net Worth attributable to the issuance of common stock or other equity interests in connection with the completion of any acquisition after September 30, 1997.

         9.12. PREPAYMENTS AND REFINANCINGS OF OTHER DEBT, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any Indebtedness of the Borrower or its Subsidiaries (other than the Obligations); provided that the Borrower or any Subsidiary may refinance or refund any such Indebtedness if the aggregate principal amount thereof is not increased and the weighted average life to maturity thereof (computed in accordance with standard financial practice) is not reduced by more than 10%.

         9.13. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Affiliate (other than, in the case of the Borrower, any Subsidiary, and in the case of a Subsidiary, the Borrower or another Subsidiary) other than in the ordinary course of business of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a person other than an Affiliate, except (i) loans, advances and investments permitted by section 9.5, (ii) sales of goods to an Affiliate for use or distribution outside the United States which in the good faith judgment of the Borrower complies with any applicable legal requirements of the Code, or (iii) agreements and transactions with and payments to officers, directors and shareholders which are either (A) entered into in the ordinary course of business and not prohibited by any of the provisions of this Agreement, or (B) entered into outside the ordinary course of business, approved by the directors or shareholders of the Borrower, and not prohibited by any of the provisions of this Agreement.

         9.14. LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any contractual encumbrance or restriction in or on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any of the Borrower's other Subsidiaries, or transfer any of its property or assets to the Borrower or any of the Borrower's other Subsidiaries, EXCEPT for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of a Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by any Subsidiary of the Borrower in the ordinary course of business, (v) customary provisions restricting the transfer of assets subject to Liens permitted under section 9.3(k), (vi) encumbrances and restrictions contained in the Existing Indebtedness Agreements as in effect on the Effective Date and customary restrictions governing any of the Indebtedness of a Subsidiary permitted pursuant to 9.4, (vii) any document relating to Indebtedness secured by a Lien permitted by section 9.3, insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness, and (viii) any operating lease or Capital Lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest to any other person.

         9.15. LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. The Borrower will not, nor will it permit any Subsidiary to, enter into any Sale and Lease-Back Transaction involving any individual property (or related group


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of properties as part of the same Sale and Lease-Back Transaction) having a
Value over $250,000 unless either (a) the Borrower or such Subsidiary would be entitled to incur Indebtedness secured by a Lien on such property pursuant to section 9.4(e) or (f), or (b) the Borrower complies with the provisions of section 5.2(b).

         SECTION 10. EVENTS OF DEFAULT.

         10.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

                  (a) PAYMENTS: the Borrower shall (i) default in the payment when due of any principal of the Loans or any reimbursement obligation in respect of any Unpaid Drawing or (ii) default in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

                  (b) REPRESENTATIONS, ETC.: any representation, warranty or statement made by the Borrower or any other Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  (c) COVENANTS: the Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in sections 9.2 through 9.13 (inclusive) of this Agreement, or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in clause (a) or (b) above or the preceding clause (i) of this clause (c)) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 30 days after notice by the Administrative Agent or the Required Lenders; or

                  (d) CROSS DEFAULT UNDER OTHER AGREEMENTS: the Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) having an unpaid principal amount of $250,000 or greater, and such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption, prior to the stated maturity thereof); or

                  (e) OTHER CREDIT DOCUMENTS: the Subsidiary Guaranty or any Security Document (once executed and delivered) shall cease for any reason (other than termination in accordance with its terms) to be in full force and effect; or any Credit Party shall default in any payment obligation thereunder; or any Credit Party shall default in any material respect in the due performance and observance of any other obligation thereunder and such default shall continue unremedied for a period of at least 30 days after notice by the Administrative Agent or the Required Lenders; or any Credit Party shall (or seek to) disaffirm or otherwise limit its obligations thereunder otherwise than in strict compliance with the terms thereof; or

                  (f) JUDGMENTS: one or more judgments or decrees shall be entered against the Borrower and/or any of its Subsidiaries involving a liability (whether or not covered by insurance) of $500,000 or more in the aggregate for all such judgments and decrees for the Borrower and its Subsidiaries) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days (or such longer period, not in excess of 60 days, during which enforcement thereof, and the filing of any judgment lien, is effectively stayed or prohibited) from the entry thereof; or

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

                  (g) BANKRUPTCY, ETC.: any of the following shall occur:

                           (i) the Borrower or any of its Material Subsidiaries
                  or any other Credit Party (the Borrower or any of such other persons, each a "PRINCIPAL PARTY") shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or

                           (ii) an involuntary case is commenced against any
                  Principal Party and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or

                           (iii) a custodian (as defined in the Bankruptcy Code)
                  is appointed for, or takes charge of, all or substantially all of the property of any Principal Party; or

                           (iv) any Principal Party commences (including by way
                  of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "CONSERVATOR") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Principal Party; or

                           (v) any such proceeding is commenced against any
                  Principal Party to the extent such proceeding is consented by such person or remains undismissed for a period of 60 days; or

                           (vi) any Principal Party is adjudicated insolvent or
                  bankrupt; or

                           (vii) any order of relief or other order approving
                  any such case or proceeding is entered; or

                           (viii) any Principal Party suffers any appointment of
                  any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or

                           (ix) any Principal Party makes a general assignment
                  for the benefit of creditors; or

                           (x) any corporate (or similar organizational) action
                  is taken by any Principal Party for the purpose of effecting any of the foregoing; or

                  (h) ERISA: (i) any of the events described in clauses (i) through (viii) of section 8.1(i) shall have occurred; or (ii) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (iii) any such event or events or any such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  (i) MATERIAL ADVERSE EFFECT: (i) the forced liquidation value of the Collateral, considered as an entirety, shall in the reasonable written opinion of the Required Lenders delivered to the Borrower, decline substantially over a period of not less than three months, or
         (ii) any other objective event or circumstance shall occur or exist after the date hereof which, in the reasonable opinion of the Required Lenders, (A) casts reasonable and substantial doubt upon the Borrower's ability to repay or refinance the Obligations, or (B) has resulted in a Material Adverse Effect upon the Borrower and its Subsidiaries, considered as an entirety, as compared to the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries, considered as an entirety, as reflected in the most recent consolidated financial statements referred to in section 7.8.


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

         10.2. ACCELERATION, ETC. Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in section 10.1(g) shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans, all Unpaid Drawings and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; and (iv) direct the Borrower to pay (and the Borrower hereby agrees that on receipt of such notice or upon the occurrence of an Event of Default with respect to the Borrower under section 10.1(g), it will pay) to the Administrative Agent an amount of cash equal to the aggregate Stated Amount of all Letters of Credit then outstanding (such amount to be held as security after the Borrower's reimbursement obligations in respect thereof).

         10.3. APPLICATION OF LIQUIDATION PROCEEDS. All monies received by the Administrative Agent or any Lender from the exercise of remedies hereunder or under the other Credit Documents or under any other documents relating to this Agreement shall, unless otherwise required by the terms of the other Credit Documents or by applicable law, be applied as follows:

                  (i) FIRST, to the payment of all expenses (to the extent not paid by the Borrower) incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies, including, without limitation, all reasonable costs and expenses of collection, attorneys' fees, court costs and any foreclosure expenses;

                  (ii) SECOND, to the payment PRO RATA of interest then accrued on the outstanding Loans;

                  (iii) THIRD, to the payment PRO RATA of any fees then accrued and payable to the Administrative Agent, any Letter of Credit Issuer or any Lender under this Agreement in respect of the Loans or the Letter of Credit Outstandings;

                  (iv) FOURTH, to the payment PRO RATA of (A) the principal balance then owing on the outstanding Loans, (B) the amounts then due under Designated Hedge Agreements to creditors of the Borrower or any Subsidiary, subject to confirmation by the Administrative Agent of any calculations of termination or other payment amounts being made in accordance with normal industry practice, and (C) the Stated Amount of the Letter of Credit Outstandings (to be held and applied by the Administrative Agent as security for the reimbursement obligations in respect thereof);

                  (v) FIFTH, to the payment to the Lenders of any amounts then accrued and unpaid under sections 2.9, 2.10 and 3.5 hereof, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA;

                  (vi) SIXTH, to the payment PRO RATA of all other amounts owed by the Borrower to the Administrative Agent, to any Letter of Credit Issuer or any Lender under this Agreement or any other Credit Document, and to any counterparties under Designated Hedge Agreements of the Borrower and its Subsidiaries, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA;

                  (vii) SEVENTH, to the extent proceeds remain, to NCB in respect of the reimbursement and other obligations in respect of Separate Document Letter of Credit Outstandings; and

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

                  (viii) FINALLY, any remaining surplus after all of the Obligations have been paid in full, to the Borrower or to whomsoever shall be lawfully entitled thereto.

         SECTION 11. THE ADMINISTRATIVE AGENT.

         11.1. APPOINTMENT. Each Lender hereby irrevocably designates and appoints NCB as Administrative Agent (such term to include, for the purposes of this section 11, NCB acting as Collateral Agent) to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes NCB as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this section 11 are solely for the benefit of the Administrative Agent, and the Lenders, and the Borrower and its Subsidiaries shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

         11.2. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by section 11.3.

         11.3. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or of its Subsidiaries or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Borrower or any Subsidiary of the Borrower or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

         11.4. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it, in good faith, to be genuine and correct and to have been signed, sent or made by the

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proper person or persons and upon advice and statements of legal counsel
(including, without limitation, counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or all of the Lenders, as to any matter which, pursuant to section 13.12, can only be effectuated with the consent of all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         11.5. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6. NON-RELIANCE. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.7. INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective Loans and Unutilized Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower, PROVIDED that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity


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and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this section 11.7 shall survive the payment of all Obligations.

         11.8. THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries and their Affiliates as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         11.9. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Lenders and the Borrower. The Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders subject to prior approval by the Borrower (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         11.10. OTHER AGENTS. Any Lender identified herein as a Co-Agent, Syndication Agent, Managing Agent, Manager or any other corresponding title, other than "Administrative Agent" or "Collateral Agent", shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Credit Document except those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.


         SECTION 12. GUARANTY BY THE BORROWER.

         12.1. GUARANTY OF CERTAIN SUBSIDIARY BORROWINGS. The Borrower hereby unconditionally guarantees, for the benefit of any Lender or any of its Affiliates which has extended credit to any Subsidiary of the Borrower which is supported by a Letter of Credit issued hereunder, the full and punctual payment of all amounts owed by any such Subsidiary in respect of any such extension or extensions of credit (collectively, the "GUARANTEED OBLIGATIONS"). Upon failure by any Subsidiary to pay punctually any such amount, the Borrower shall forthwith on demand by the Administrative Agent (acting on instructions from any affected Lender, on its own behalf or on behalf of any of its Affiliates) pay the amount not so paid at the place and in the currency and otherwise in the manner specified in any other applicable agreement or instrument.

         12.2. ADDITIONAL UNDERTAKING. As a separate, additional and continuing obligation, the Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Lenders and their Affiliates referred to in section 12.1, that, should any amounts not be recoverable from the Borrower under section 12.1 for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Lender, the Administrative Agent, any of their respective Affiliates, or any other person, at any time, the Borrower as sole, original and independent obligor, upon demand by the Administrative Agent (acting on instructions from any affected Lender, on its own behalf or on behalf of any of its Affiliates), will make payment to the Administrative Agent, for the account of the affected Lenders (or any such Affiliate), of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in any applicable agreement or instrument.

         12.3. GUARANTY UNCONDITIONAL, ETC. The obligations of the Borrower under this section shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:


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                  (i) any extension, renewal, settlement, compromise, waiver or release in respect to any Guaranteed Obligation of any Subsidiary under any agreement or instrument, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to this Agreement, any Note, any other Credit Document, or any agreement or instrument evidencing or relating to any Guaranteed Obligation;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any Guaranteed Obligation of any Subsidiary under any agreement or instrument evidencing or relating to any Guaranteed Obligation;

                  (iv) any change in the corporate existence, structure or ownership of any Subsidiary or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Subsidiary or its assets or any resulting release or discharge of any obligation of any Subsidiary contained in any agreement or instrument evidencing or relating to any Guaranteed Obligation;

                  (v) the existence of any claim, set-off or other rights which the Borrower may have at any time against any Subsidiary, the Administrative Agent, any Lender, any Affiliate of any Lender or any other person, whether in connection herewith or any unrelated transactions;

                  (vi) any invalidity or unenforceability relating to or against any Subsidiary for any reason of any agreement or instrument evidencing or relating to any Guaranteed Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by any Subsidiary of any Guaranteed Obligations; or

                  (vii) any other act or omission to act or delay of any kind by any Subsidiary, the Administrative Agent, any Lender, any of their Affiliates, or any other person, or any other circumstance whatsoever, which might, but for the provisions of this section, constitute a legal or equitable discharge of the Borrower's obligations under this section.

         12.4. BORROWER OBLIGATIONS TO REMAIN IN EFFECT; RESTORATION. The Borrower's obligations under this section shall remain in full force and effect until the Commitments shall have terminated, and the principal of and interest on the Notes and other Guaranteed Obligations, and all other amounts payable by the Borrower or any Subsidiary under the Credit Documents or any other agreement or instrument evidencing or relating to any of the Guaranteed Obligations, shall have been paid in full. If at any time any payment of any of the Guaranteed Obligations of any Subsidiary in respect of any Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Subsidiary, the Borrower's obligations under this section with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         12.5. WAIVER OF ACCEPTANCE, ETC. The Borrower irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Subsidiary or any other person, or against any collateral or guaranty of any other person.

         12.6. SUBROGATION. Until the indefeasible payment in full of all of the Obligations and any other Guaranteed Obligations and the termination of the Commitments of the Lenders hereunder and the termination of any commitments of any Lender or its Affiliate to any Subsidiary for any extension of credit to be supported by a Letter of Credit issued hereunder, the Borrower shall have no rights, by operation of law or otherwise, upon making any payment under this section to be subrogated to the rights of the payee against any Subsidiary with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any Subsidiary in respect thereof.

         12.7. EFFECT OF STAY. In the event that acceleration of the time for payment of any amount payable by any Subsidiary under any Guaranteed Obligation is stayed upon insolvency, bankruptcy or reorganization of such


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Subsidiary, all such amounts otherwise subject to acceleration under the terms of any applicable agreement or instrument evidencing or relating to any Guaranteed Obligation shall nonetheless be payable by the Borrower under this section forthwith on demand by the Administrative Agent.


         SECTION 13. MISCELLANEOUS.

         13.1. PAYMENT OF EXPENSES ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Jones, Day, Reavis & Pogue, special counsel to the Administrative Agent), and of the Administrative Agent and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Lenders and any allocated costs of internal counsel for any of the Lenders);
(ii) in the event of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of the Borrower or any of its Subsidiaries, pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes; (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Lender, its officers, directors, employees, representatives and agents (collectively, the "INDEMNITEES") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Credit Document, other than any such investigation, litigation or proceeding arising out of transactions solely between any of the Lenders or the Administrative Agent, transactions solely involving the assignment by a Lender of all or a portion of its Loans and Commitment, or the granting of participations therein, as provided in this Agreement, or arising solely out of any examination of a Lender by any regulatory authority having jurisdiction over it, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the Borrower or any of its Subsidiaries, the release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, if the Borrower or any such Subsidiary could have or is alleged to have any responsibility in respect thereof, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower or any of its Subsidiaries, in respect of any Real Property owned, leased or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an Affiliate of such person). To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         13.2. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for

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

the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower (or any of them) to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to section 13.4(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         13.3. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, (a) if to the Borrower, to the Borrower at 2307 East Aurora Road, Suite One, Twinsburg, Ohio 44087, attention: Nicholas R. Sucic, Chief Financial Officer & Treasurer (facsimile: (216) 405-1335); (b) if to any Lender at its address specified for such Lender on Annex I hereto; (c) if to the Administrative Agent, at its Notice Address; or (d) at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

         13.4. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders, and, PROVIDED, FURTHER, that any assignment by a Lender of its rights and obligations hereunder shall be effected in accordance with section 13.4(b). Each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes to another financial institution or any other "accredited investor" (as defined in SEC Regulation D), PROVIDED that in the case of any such participation, (i) the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto), (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of any Note for all purposes of this Agreement and (v) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender's rights and obligations under this Agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of sections 2.9, 2.10 and 5.4 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, PROVIDED FURTHER, that no Lender shall transfer, grant or sell any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of the Loans in which such participant is participating (it being understood that any waiver of the making of any mandatory prepayment of the Loans shall not constitute an extension of the final maturity date thereof), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment, shall not constitute a change in the terms of any Commitment) or (y) release all or any substantial portion of the Collateral, or release any Credit Party from any obligations under any Security Document or the Subsidiary Guaranty, except in accordance with the explicit terms hereof or thereof, or (z) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

         (b) Notwithstanding the foregoing, (x) any Lender may assign all or a portion of its Loans and/or Commitment and its rights and obligations hereunder to another Lender that is not a Defaulting Lender, or to an Affiliate of any Lender (including itself) which is not a Defaulting Lender which is a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), and (y) any Lender may assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of its Loans and/or Commitments and its rights and obligations hereunder, to one or more Eligible Transferees, each


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

of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment Agreement, PROVIDED that, (i) in the case of any assignment of a portion of the Loans and/or Commitment of a Lender, such Lender shall retain a minimum fixed portion thereof equal to at least $5,000,000 ($10,000,000, if such Lender is also the Administrative Agent), (ii) at the time of any such assignment Annex I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (iii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of section 2.5 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iv) in the case of clause (y) only, the consent of the Administrative Agent and each Letter of Credit Issuer shall be required in connection with any such assignment (which consent shall not be unreasonably withheld or delayed), and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,000 and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Lender Register maintained by it as provided herein. To the extent of any assignment pursuant to this section 13.4(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this section 13.4(b) to a person which is not already a Lender hereunder and which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 5.4(b)(ii) Certificate) described in section 5.4(b). To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to this section 13.4(b) would, at the time of such assignment, result in increased costs under section 2.9 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to any other increased costs of the type described above resulting from changes after the date of the respective assignment). Nothing in this section 13.4(b) shall prevent or prohibit any Lender from pledging its Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

         (c) Notwithstanding any other provisions of this section 13.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

         (d) Each Lender initially party to this Agreement hereby represents, and each person that became a Lender pursuant to an assignment permitted by this section 13.4 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the preceding sections 13.4(a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

         13.5. NO WAIVER: REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         13.6. PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived in writing its right to receive its PRO RATA share thereof) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was


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received. As to any such payment received by the Administrative Agent prior to
1:00 P.M. (local time at its Payment Office) in funds which are immediately available on such day, the Administrative Agent will use all reasonable efforts to distribute such payment in immediately available funds on the same day to the Lenders as aforesaid.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding sections 13.6(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Lenders which are not Defaulting Lenders, as opposed to Defaulting Lenders.

         13.7. CALCULATIONS: COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided, that if at any time the computations determining compliance with section 9 utilize accounting principles different from those utilized in the financial statements furnished to the Lenders, such computations shall set forth in reasonable detail a description of the differences and the effect upon such computations.

         (b) All computations of interest on Eurocurrency Loans and Prime Rate Loans hereunder and all computations of Commitment Fees, Letter of Credit Fees and other Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

         13.8. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO, TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the Courts of the State of Ohio, or of the United States for the Northern District of Ohio, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to section 13.3, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in section 13.8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

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

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         13.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         13.10. EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Notice Office of the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

         13.11. HEADINGS DESCRIPTIVE. The headings of the several sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         13.12. AMENDMENT OR WAIVER. Neither this Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) affected thereby,

                  (i) extend any interim or final maturity date provided for herein (including any extension of any interim maturity date to be effected in accordance with section 4.4 hereof) applicable to a Loan or a Commitment (it being understood that any waiver of the making of, or application of, any mandatory prepayment of the Loans shall not constitute an extension of such final maturity thereof);

                  (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or Fees thereon, or reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment of any Lender);

                  (iii) release the Borrower from any obligations as a guarantor of any of its Subsidiaries' obligations under any Credit Document or other agreement or instrument referred to herein;

                  (iv) release any Credit Party from the Subsidiary Guaranty, except in connection with a transaction permitted by section 9.2(f);

                  (v) release all or any substantial portion of the Collateral (in each case except as expressly provided in the Credit Documents);

                  (vi) change the definition of the term "Change of Control" or any of the provisions of section 5.2(c) which are applicable upon a Change of Control;

                  (vii) change the definition of the term "Permitted Acquisition" or any of the provisions of section 9.2(e) which are applicable to Permitted Acquisitions which would have the effect of depriving such Lender of its rights with respect to "hostile acquisitions" as contemplated by such definition;

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


                  (viii) amend, modify or waive any provision of this section 13.12, or section 11.7, 13.1, 13.4, 13.6 or 13.7(b), or any other provision of any of the Credit Documents pursuant to which the consent or approval of all Lenders is by the terms of such provision explicitly required;

                  (ix) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders; or

                  (x) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

No provision of section 3 or 11 may be amended without the consent of (x) any Letter of Credit Issuer adversely affected thereby or (y) the Administrative Agent, respectively.

         13.13. SURVIVAL OF INDEMNITIES. All indemnities set forth herein including, without limitation, in section 2.9, 2.10, 3.5, 11.7 and 13.1, shall survive the execution and delivery of this Agreement and the making, prepayment and repayment of Loans for the longest period permitted under any applicable statute of limitations.

         13.14. DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, PROVIDED that the Borrower shall not be responsible for costs arising under section 2.9 resulting from any such transfer (other than a transfer pursuant to section 2.11) to the extent not otherwise applicable to such Lender prior to such transfer.

         13.15. CONFIDENTIALITY. Subject to section 13.4, the Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Borrower or any Subsidiary in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure:

                  (i) to other Lenders and the Administrative Agent;

                  (ii) reasonably required by any BONA FIDE transferee or participant in connection with the contemplated transfer of any Loans or Commitment or participation therein (PROVIDED that each such prospective transferee and/or participant shall execute an agreement for the benefit of the Borrower with such prospective transferor Lender containing provisions substantially identical to those contained in this section 13.15);

                  (iii) to its auditors or attorneys on a confidential basis consistent with the requirements of this section 13.15;

                  (iv) as required or requested by any governmental agency or representative thereof in connection with an examination of the financial condition of such Lender or any of its Affiliates by such governmental agency; and/or

                  (v) as required pursuant to legal process (or, if approved by the Borrower, as requested in lieu of legal process), provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any such request or demand for disclosure of any such non-public information prior to disclosure of such information;

PROVIDED that in no event shall any Lender be obligated or required to return any materials furnished by or on behalf of the Borrower or any of its Subsidiaries. The Borrower hereby agrees that the failure of a Lender to comply with the provisions of this section 13.15 shall not relieve the Borrower of any of the obligations to such Lender under this Agreement and the other Credit Documents.

         13.16. LENDER REGISTER. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this section 13.16, to retain a copy of each Assignment Agreement delivered to and accepted

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

by it and to maintain a register (the "LENDER REGISTER") on or in which it will record the names and addresses of the Lenders, and the Commitments from time to time of each of such Lenders to the Borrower, the Loans made to the Borrower by each of such Lenders and each repayment or prepayment in respect of the principal amount of such Loans of each such Lender. Failure to make any such recordation, or (absent manifest error) any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to section 13.4(b). The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by such Administrative Agent in performing its duties under this section 13.16. The Lender Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         13.17. LIMITATIONS ON LIABILITY OF THE LETTER OF CREDIT ISSUERS. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letters of Credit. Neither any Letter of Credit Issuer nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by a Letter of Credit Issuer against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower (or a Subsidiary which is the account party in respect of the Letter of Credit in question) shall have a claim against a Letter of Credit Issuer, and a Letter of Credit Issuer shall be liable to the Borrower (or such Subsidiary), to the extent of any direct, but not consequential, damages suffered by the Borrower (or such Subsidiary) which the Borrower (or such Subsidiary) proves were caused by (i) such Letter of Credit Issuer's willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit or (ii) such Letter of Credit Issuer's willful failure to make lawful payment under any Letter of Credit after the presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, a Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation.

         13.18. GENERAL LIMITATION OF LIABILITY. No claim may be made by the Borrower, any Lender, the Administrative Agent, any Letter of Credit Issuer or any other person against the Administrative Agent, any Letter of Credit Issuer, or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Credit Documents, or any act, omission or event occurring in connection therewith; and the Borrower, each Lender, each Administrative Agent and each Letter of Credit Issuer hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue or counterclaim upon any such claim for any special, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         13.19. NO DUTY. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Credit Documents shall have the right to act exclusively in the interest of the applicable Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower, to any of its Subsidiaries, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.

         13.20. LENDERS AND ADMINISTRATIVE AGENT NOT FIDUCIARY TO BORROWER, ETC. The relationship among the Borrower and its Subsidiaries, on the one hand, and the Administrative Agent, each Letter of Credit Issuer and the Lenders, on the other hand, is solely that of debtor and creditor, and the Administrative Agent, each Letter of Credit Issuer and the Lenders have no fiduciary or other special relationship with the Borrower and its Subsidiaries, and no term or provision of any Credit Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

         13.21. JUDGMENT CURRENCY. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in U.S. dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. dollars, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or the applicable Lender of the full amount of U.S. dollars expressed to be payable to the Administrative Agent or such Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than U.S. dollars (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in U.S. dollars, the conversion shall be made at the equivalent thereof in Dollars determined as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

         (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrower covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of U.S. dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

         (c) For purposes of determining the equivalent in Dollars for this section, such amount shall include any premium and costs payable in connection with the conversion into or from the Judgment Currency.

         13.22. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties herein shall survive the making of Loans and the issuance of Letters of Credit hereunder, the execution and delivery of this Agreement, the Notes and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Notes, any disposition thereof by any holder thereof, and any investigation made by the Administrative Agent or any Lender or any other holder of any of the Notes or on its behalf. All statements contained in any certificate or other document delivered to the Administrative Agent or any Lender or any holder of any Notes by or on behalf of the Borrower or of its Subsidiaries pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Administrative Agent or any Lender.


               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                ADVANCED LIGHTING TECHNOLOGIES, INC.


                                BY:  /S/______________________________________
                                         CHIEF FINANCIAL OFFICER & TREASURER


                                NATIONAL CITY BANK, INDIVIDUALLY
                                   AND AS ADMINISTRATIVE AGENT


                                BY: /S/______________________________________
                                         SENIOR VICE PRESIDENT


                                NBD BANK


                                BY: /S/______________________________________
                                         FIRST VICE PRESIDENT


                                PNC BANK, NATIONAL ASSOCIATION


                                BY: /S/______________________________________
                                         VICE PRESIDENT


                                NATIONAL BANK OF CANADA,
                                         A CANADIAN CHARTERED BANK,
                                         CLEVELAND REPRESENTATIVE OFFICE


                                BY: /S/______________________________________
                                         VICE PRESIDENT

                                     ANNEX I

                            INFORMATION AS TO LENDERS

====================================================================================================================================

  NAME OF LENDER       COMMITMENT         DOMESTIC LENDING OFFICE                  EURODOLLAR LENDING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
National City Bank     $25,000,000        National City Bank                       National City Bank
                                          National City Center                     National City Center
                                          1900 East Ninth Street                   1900 East Ninth Street
                                          Cleveland, Ohio 44114                    Cleveland, Ohio 44114

                                          CONTACTS/NOTIFICATION METHODS:
                                          National City Bank
                                          National City Center
                                          1900 East Ninth Street
                                          Cleveland, Ohio 44114
                                            Attn.: Metro/Ohio Division
                                          Facsimile: (216) 575-9396

                                          PRIMARY CONTACT:
                                          Anthony J. DiMare
                                          Senior Vice President
                                          Direct Dial: (216) 575-3344

                                          BACK-UP CONTACT:
                                          Boyd K. Pethel
                                          Vice President
                                          Direct Dial: (216) 575-2830

                                          CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                          Connie Djukic
                                          Metro/Ohio Division
                                          Direct Dial: (216) 575-2578
                                          Facsimile: (216) 575-9396

                                          LETTER OF CREDIT NOTIFICATION:
                                          National City Bank
                                          National City Center
                                          1900 East Ninth Street
                                          Cleveland, Ohio 44114
                                            Attn.: Metro/Ohio Division
                                          Facsimile: (216) 575-9396

                                          PAYMENT INSTRUCTIONS:
                                          ABA # 041 000 124
                                          Attention: Commercial Loan Operations
                                          Reference: Advanced Lighting
                                          Technologies, Inc.
====================================================================================================================================

====================================================================================================================================

  NAME OF LENDER       COMMITMENT         DOMESTIC LENDING OFFICE                  EURODOLLAR LENDING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
NBD Bank               $22,500,000        NBD Bank                                 NBD Bank
                                          611 Woodward Avenue                      611 Woodward Avenue
                                          Detroit, Michigan 48226                  Detroit, Michigan 48226

                                          CONTACTS/NOTIFICATION METHODS:
                                          NBD Bank
                                          611 Woodward Avenue
                                          Detroit, Michigan 48226
                                            Attn.: Corporate and Institutional
                                                   Banking
                                          Facsimile: (313) 225-1212

                                          PRIMARY CONTACT:
                                          Winifred S. Pinet
                                          First Vice President
                                          Direct Dial: (313) 225-1313

                                          BACK-UP CONTACT:
                                          Paul Flynn
                                          Vice President
                                          Direct Dial: (313) 225-1671

                                          CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                          Carletta Colquitt
                                          Direct Dial: (313) 225-3698
                                          Facsimile: (313) 225-1212

                                          LETTER OF CREDIT NOTIFICATION:
                                          Madeline Savary
                                          Direct Dial: (313) 225-1349

                                          PAYMENT INSTRUCTIONS:
                                          ABA # 072 000 326
                                          Account # Comm'l Loans 212115
                                          Attention: Commercial Loan Operations
                                          Reference: Advanced Lighting
                                          Technologies, Inc.
====================================================================================================================================

====================================================================================================================================

  NAME OF LENDER       COMMITMENT         DOMESTIC LENDING OFFICE                  EURODOLLAR LENDING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
PNC Bank, National     $22,500,000        PNC Bank, National Association           PNC Bank, National Association
Association                               One PNC Plaza                            One PNC Plaza
                                          249 Fifth Avenue                         249 Fifth Avenue
                                          Pittsburgh, Pennsylvania 15222-2707      Pittsburgh, Pennsylvania 15222-2707

                                          CONTACTS/NOTIFICATION METHODS:
                                          PNC Bank, National Association
                                          Cleveland Office
                                          Suite 1250
                                          One Cleveland Center
                                          1375 East Ninth Street
                                          Cleveland, Ohio 44114-1724
                                          Facsimile: (216) 348-8594

                                          PRIMARY CONTACT:
                                          David J. Williams
                                          Vice President
                                          Direct Dial: (216) 348-8562

                                          BACK-UP CONTACT:
                                          Joseph G. Moran
                                          Vice President
                                          Direct Dial: (216) 348-8560

                                          CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                          Peggy Collier
                                          PNC Bank, National Association
                                          249 Fifth Avenue
                                          Pittsburgh, Pennsylvania 15222
                                          Direct Dial: (412) 762-7946
                                          Facsimile: (412) 762-4586

                                          LETTER OF CREDIT NOTIFICATION:
                                          Stephanie Angelini
                                          PNC Bank, National Association
                                          249 Fifth Avenue
                                          Pittsburgh, Pennsylvania 15222
                                          Direct Dial: (412) 768-4262
                                          Facsimile: (412) 762-2571

                                          PAYMENT INSTRUCTIONS:
                                          Routing Transit/ABA # 0430 00096
                                          Attention: Commercial Loan Operations
                                          Reference: Advanced Lighting
                                          Technologies, Inc.
====================================================================================================================================

====================================================================================================================================

  NAME OF LENDER       COMMITMENT         DOMESTIC LENDING OFFICE                  EURODOLLAR LENDING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
National Bank of       $15,000,000        National Bank of Canada,                 National Bank of Canada,
Canada, a Canadian                          a Canadian Chartered Bank                a Canadian Chartered Bank
Chartered Bank                            125 West 55th Street                     125 West 55th Street
                                          New York, New York 10019                 New York, New York 10019

                                          CONTACTS/NOTIFICATION METHODS:
                                          National Bank of Canada,
                                            a Canadian Chartered Bank,
                                            Cleveland Representative Office
                                          Suite 2430
                                          One Cleveland Center
                                          1375 East Ninth Street
                                          Cleveland, Ohio 44114
                                          Facsimile: (216) 574-9236

                                          PRIMARY CONTACT:
                                          Jack Jankovic
                                          Vice President
                                          Direct Dial: (216) 696-2923

                                          BACK-UP CONTACT:
                                          John Gierowski
                                          Vice President
                                          Direct Dial: (216) 696-2923

                                          CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                          Catherine Petipas
                                          Direct Dial: (216) 696-2923
                                          Facsimile: (216) 574-9236

                                          LETTER OF CREDIT NOTIFICATION:
                                          Catherine Petipas
                                          Direct Dial: (216) 696-2923
                                          Facsimile: (216) 574-9236


                                          PAYMENT INSTRUCTIONS:
                                          ABA # 026 005 487
                                          Name of Account: G/L Suspense Account
                                          Account # 156100097602
                                          Attention: Cleveland Office
                                          Reference: Advanced Lighting
                                          Technologies, Inc.
====================================================================================================================================

                         INFORMATION AS TO SUBSIDIARIES
                             (as of January 2, 1998)
                     (After Giving Effect to the Acquisition
                             of Ruud Lighting, Inc.)


====================================================================================================================

                                                                                         PERCENTAGE OF
                                                                                       OUTSTANDING STOCK
                NAME OF                             TYPE OF       JURISDICTION          OR OTHER EQUITY
              SUBSIDIARY                          ORGANIZATION       WHERE              INTERESTS OWNED
                                                                   ORGANIZED          (INDICATING WHETHER
                                                                                          OWNED BY THE
                                                                                          BORROWER OR A
                                                                                     SPECIFIED SUBSIDIARY)
--------------------------------------------------------------------------------------------------------------------
APL Engineered Materials, Inc.                     corporation        Ohio               100% by VLI
2307 East Aurora Road
Suite One
Twinsburg, Ohio 44087

PLACE OF OPERATION:
2401 North Willow Road
Urbana, Illinois 61801-7332
--------------------------------------------------------------------------------------------------------------------

Venture Lighting International, Inc. ("VLI")       corporation        Ohio               100% by the Borrower
32000 Aurora Road
Solon, Ohio 44139
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                corporation        Wisconsin          100% by the Borrower
9201 Washington Avenue
Racine, Wisconsin 54406
--------------------------------------------------------------------------------------------------------------------

Specialty Discharge Lighting, Inc.                 corporation        Ohio               100% by VLI
101 Shawnee Drive
Bellevue, Ohio 44811
--------------------------------------------------------------------------------------------------------------------

Lighting Resources International, Inc.             corporation        Ohio               100% by VLI
3000 Seneca Industrial Parkway
Bellevue, Ohio 44811
--------------------------------------------------------------------------------------------------------------------

Metal Halide Technologies, Inc.                    corporation        Ohio               100% by the Borrower
32000 Aurora Road
Solon, Ohio 44139
--------------------------------------------------------------------------------------------------------------------

The Light Source, Inc.                             corporation        Ohio               100% by the Borrower
32000 Aurora Road
Solon, Ohio 44139
--------------------------------------------------------------------------------------------------------------------

Energy-Wise Lighting, Inc.                         corporation        Ohio               100% by the Borrower
2307 East Aurora Road
Suite One
Twinsburg, Ohio 44087
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

                                                                                         PERCENTAGE OF
                                                                                       OUTSTANDING STOCK
                NAME OF                             TYPE OF       JURISDICTION          OR OTHER EQUITY
              SUBSIDIARY                          ORGANIZATION       WHERE              INTERESTS OWNED
                                                                   ORGANIZED          (INDICATING WHETHER
                                                                                          OWNED BY THE
                                                                                          BORROWER OR A
                                                                                     SPECIFIED SUBSIDIARY)
--------------------------------------------------------------------------------------------------------------------
Bio Light, Inc.                                    corporation        Ohio               100% by the Borrower
2307 East Aurora Road
Suite One
Twinsburg, Ohio 44087
--------------------------------------------------------------------------------------------------------------------

HID Direct, Inc.                                   corporation        Ohio               100% by the Borrower
2307 East Aurora Road
Suite One
Twinsburg, Ohio 44087
--------------------------------------------------------------------------------------------------------------------

Bright Ideas Advertising and Design, Inc.          corporation        Ohio               100% by the Borrower
8500 Station Street, Suite 275
Mentor, Ohio 44060
--------------------------------------------------------------------------------------------------------------------

Energy Efficient Products, Inc.                    corporation        Ohio               100% by the Borrower
3000 Seneca Industrial Parkway
Bellevue, Ohio 44811
--------------------------------------------------------------------------------------------------------------------

ADLT Services, Inc.                                corporation        Ohio               100% by the Borrower
f/k/a High Intensity Technologies, Inc.
3000 Seneca Industrial Parkway
Bellevue, Ohio 44811
--------------------------------------------------------------------------------------------------------------------

Metal Halide Controls, Inc.                        corporation        Ohio               100% by the Borrower
a/k/a Current Industries, Inc.
1893 E. Aurora Road
Twinsburg, Ohio 44087

(authorized to do business in Illinois;
SOS file no. 5951-602-7) on July 29, 1997
--------------------------------------------------------------------------------------------------------------------

HID Recycling, Inc.                                corporation        Ohio               100% by the Borrower
32000 Aurora Road
Solon, Ohio 44139
--------------------------------------------------------------------------------------------------------------------

MICROSUN Technologies, Inc.                        corporation        Ohio               100% by the Borrower
1667 East 40th Street
Cleveland, Ohio 44103
--------------------------------------------------------------------------------------------------------------------

Advanced Acquisitions, Inc.                        corporation        Ohio               100% by the Borrower
2307 East Aurora Road
Suite One
Twinsburg, Ohio 44087
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Systems, Inc.                    corporation        Arizona            100% by the Borrower
7830 East Evans Road
Scottsdale, Arizona 85360
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

                                                                                         PERCENTAGE OF
                                                                                       OUTSTANDING STOCK
                NAME OF                             TYPE OF       JURISDICTION          OR OTHER EQUITY
              SUBSIDIARY                          ORGANIZATION       WHERE              INTERESTS OWNED
                                                                   ORGANIZED          (INDICATING WHETHER
                                                                                          OWNED BY THE
                                                                                          BORROWER OR A
                                                                                     SPECIFIED SUBSIDIARY)
--------------------------------------------------------------------------------------------------------------------
Ballastronix (Delaware), Inc.                      corporation        Delaware           100% by the Borrower
c/o CT Corp. (Agent)
1209 Orange Street
Wilmington, Delaware 19801
--------------------------------------------------------------------------------------------------------------------

Ballastronix Incorporated                          corporation        Nova Scotia        100% by Canadian Lighting
10 Chandler Road                                                                         System Holding
P.O. Box 250                                                                             Incorporated
Amherst, Nova Scotia B4H 3Z2
CANADA
--------------------------------------------------------------------------------------------------------------------

Canada Lighting Systems Holding Incorporated       corporation        Nova Scotia        100% by VLI
200 Bay Street
South Tower, Royal Bank Plaza
Toronto, Ontario M5J 2I4
CANADA
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies Australia, Inc.     corporation        Ohio               100% by the Borrower
2307 East Aurora Road
Suite One
Twinsburg, Ohio 44087
--------------------------------------------------------------------------------------------------------------------

Venture Lighting International, Ltd.               corporation        United Kingdom     100% by the Borrower
P.O. Box 164
Rickmansworth
Herts WD3 4QG
England
--------------------------------------------------------------------------------------------------------------------

Parry Power Systems Limited                        company            United Kingdom     100% by the Borrower
Victoria Mills Draycott                            (registered no.
Derby DE72 3PW                                     33417889)
England
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies Canada, Inc.        corporation        Canada             100% by the Borrower
d/b/a Spectro Electric
875 Progress Avenue
Scarborough, Ontario M1H 3A7
CANADA
--------------------------------------------------------------------------------------------------------------------

                                    ANNEX III

                      DESCRIPTION OF EXISTING INDEBTEDNESS








                        [DESCRIPTION FOLLOWS THIS PAGE.]


                                                                                                                        CONFIDENTIAL

Advanced Lighting Technologies, Inc.                                                                          ANNEX III, PAGE 1 OF 3
         Debt Schedule                                                                                            LOAN AGREEMENT
        January 2, 1998

                                                                                      Principle          Interest           Maturity
Description                        Obligor                  Lender                    Outstanding          Rate              Date
-----------                      ------------       -------------------------        ------------      --------------     ---------
Short-Term Debt
---------------
Multioption Credit Facility     ADLT Australia         National Australia Bank, Ltd.  $  578,510          various           3/24/99

Trade Facility                   VLI, Ltd.             Barclays Bank PLC                 300,000          9.25%             6/30/98

Trade Facility                  ADLT Australia         National Australia Bank, Ltd.     594,453     depends on currency    120 days
                                                                                       ---------

            TOTAL SHORT-TERM                                                          $1,472,963

Long-Term Debt
--------------
Mortgage                            APL                Bank Illinois                     719,413           7.5%             10/1/08

Mortgage                        ADLT, Corporation      Homeside Lending, Inc.            183,718           7.5%              8/1/10

Mortgage                        ADLT, Corporation      Security Federal                  157,248           8.5               5/1/22

Mortgage                          Microsun             Shore Bank                        450,000     Months 1-12 @ 8.25%   12/20/99
                                                                                                    Months 13-36 Variable
                                                                                                     & = to Shore Bank's
                                                                                                     prime lending rate

Installation loan               ADLT Australia         National Australia Bank, Ltd.      25,305          9.76%             2/29/01

Environmental Protection        ADLT Australia         EPA                                35,527          0.00%             6/30/02
   Authority-term

Mortgage                         Ballastronix          Province of Nova Scotia           321,954          9.50%              3/1/01

Unsecured term loan              Ballastronix          Government of Canada (A.C.O.A)     77,825          0.00%             3/31/02

Unsecured term loan              Ballastronix          Government of Canada (A.C.O.A)     29,359          0.00%             3/31/03

Unsecured note                   Ballastronix          Acrovox                            98,118          6.50%             4/30/98

Term loan                           LRI                Ohio Edison                        42,601         11.00%             6/29/00
                                                                                       ---------

            TOTAL LONG-TERM                                                           $2,141,068

Promissory note                 ADLT, Corporation      Unison Fiber Optics Systems     3,000,000          0.00%              1/1/00

Capital leases                                                                        $1,429,174
   (schedule attached)

            TOTAL INDEBTEDNESS                                                        $8,043,205
                                                                                      ==========

                                                                   CONFIDENTIAL

ADVANCED LIGHTING TECHNOLOGIES, INC.                      ANNEX III PAGE 2 OF 3
CAPITAL LEASES                                            LOAN AGREEMENT
JANUARY 2, 1998


                                                                  Principal        Maturity
Description                                   Obligor             Outstanding         Date
-----------                                 -------             ------------      ---------
Computer Hardware Capital Lease            ADLT, Corporation      28,264           2/1/99
Computer Hardware Capital Lease            ADLT, Corporation       7,836          4/14/99
Bulb Former                                ADLT, Corporation     159,200          5/10/01
Computer Hardware Capital Lease - HW & SW  ADLT, Corporation       8,572          4/14/99
Computer Hardware Capital Lease            ADLT, Corporation      14,162           8/3/99
Badalex, Stern Machine/Chi Fong Flare
  Machine                                  ADLT, Corporation      50,658           8/3/01
Furnace Equipment                          ADLT, Corporation      65,815          10/1/01
FAF Partitions/Cubicles                    ADLT, Corporation     380,090          10/1/01
Computer Hardware Capital Lease            ADLT, Corporation      18,313          10/1/99
Computer Hardware Capital Lease            ADLT, Corporation     151,523           2/1/02
Computer Hardware Capital Lease            ADLT, Corporation      24,407           2/1/02
Computer Hardware Capital Lease            ADLT, Corporation      19,080          3/12/00
Manufacturing Equipment                    ADLT, Corporation     248,959          1/16/02
Computer Hardware Capital Lease            Venture Lighting        2,657          1/15/98
Computer Hardware Capital Lease            Venture Lighting        4,234          1/15/98
Computer Hardware Capital Lease            Venture Lighting        7,180          1/15/98
Computer Hardware Capital Lease            Venture Lighting        3,323
Ritch Copier                               Venture Lighting       22,801          1/15/98
Office Furniture                                LRI              148,371           4/1/02
Yale Fork Lift Truck                            LRI               20,007         10/20/00
AT&T-computer hardware                          LRI                  948           4/1/98
AT&T-computer hardware                          LRI                  311           2/1/98
AT&T-computer hardware                          LRI                1,664          1/22/99
AT&T-computer hardware                          LRI                4,419          6/15/99
AT&T-computer hardware                          LRI                8,870          4/23/99
Development Lathe                               LRI               21,147           3/2/00
AT&T-computer hardware                          SDL                6,363          6/13/90
                                                              ----------
                                                              $1,429,174
                                                              ==========



                                                        Annex III, Page 3 of 3
                                                                Loan Agreement


Obligation to Lend

Pursuant to the terms of the Ruud Lighting transaction, each Ruud shareholder, upon notice delivered in 1999, can require Advanced Lighting to lend an amount related to income taxes above an agreed level. The shareholders have informed Advanced Lighting that they do not anticipate that any such requests will be made. The permitted loans will not exceed $5 million in the aggregate.



Letters of Credit




         ADLT                                                        Expiration
        Entity              Type       Issuer                Amount    Date
-------------------------------------------------------------------------------
Microsun Technologies    Stand-by   BNY FC                 $234,000     1/31/97
Lighting Resources Intl. Import     BNY FC                   20,350    12/22/97
Lighting Resources Intl. Import     BNY FC                   23,765    12/31/97
Lighting Resources Intl. Import     BNY FC                   11,990      3/2/98
ADLT Canada              Import     BNY FC                  125,239    12/25/97
ADLT Canada              Import     BNY FC                  181,949     1/10/98
Ballastronix             Import     Royal Bank of Canada    119,850     1/23/98
                                                          ---------
                                                           $717,143
                                                          =========


                                    ANNEX IV

                          DESCRIPTION OF EXISTING LIENS









                        [DESCRIPTION FOLLOWS THIS PAGE.]

                                    ANNEX IV
                                       TO
                                CREDIT AGREEMENT

                            List of Permitted Liens



The mortgages listed on Annex III (Description of Existing Indebtedness) are incorporated by reference.

                           PERMITTED ENCUMBRANCES OF
                  ADVANCED LIGHTING TECHNOLOGIES, CANADA INC.

                ONTARIO PERSONAL PROPERTY SECURITY REGISTRATIONS


FILE NO.                SECURED PARTY                   COLLATERAL                GENERAL COLLATERAL
                                                        CLASSIFICATION               DESCRIPTION
-------------------------------------------------------------------------------------------------------------
835388631               G.N. Johnston Equipment Co.        Equipment, Other, MV      (1)    Rebuilt Battery,
                        Ltd. 1400 Courtney Park Drive,     Included                         S/N 12411279
                        Mississauga, Ontario L5T 1H1                                 (2)    Rebuilt Charger
                                                                                            S/N CSM12-1-720B
                                                                                            Ref#1838
                                                                                      MV: 77 Raymond
                                                                                      Lift Truck 20R30TT
                                                                                      VIN:     S/N 20-1168-S
--------------------------------------------------------------------------------------------------------------
832255362               Ford Credit Canada Limited         Equipment, Other, MV       MV: 97 Ford Explorer
                        3700 Steeles Avenue West           Included                   VIN: IFMDV34E9VUCO2084
                        Suite 301
                        Woodbridge, Ontario L4L 8K8
--------------------------------------------------------------------------------------------------------------
828959283              Commcorp. Financial Services         Equipment, Other          Photocopy & Facsimile
                       Inc.                                                           Equipment
                       5050 South Service Road                                        C/N 877036
                       Burlington, Ontario L7R 4C8                                    L/N N726340

--------------------------------------------------------------------------------------------------------------
824205393              GMAC Leaseco Limited                 Equipment, Other, MV      MV: 96 Oldsmobile
                       3250 Bloor Street West               Included                  Aurora
                       Suite 800                                                      VIN: 1G3GR62C9T4123971
                       Toronto, Ontario
                       M8X 2Y5
---------------------------------------------------------------------------------------------------------------
821556306              Venture Lighting International,      Inventory, Equipment
                       Inc.                                 Accounts, Other MV
                                                            Included
---------------------------------------------------------------------------------------------------------------
009362961              Venture Lighting International,      Inventory, Equipment,
Assigned from The      Inc.                                 Accounts, Other, MV
Bank of Nova Scotia                                         Included
---------------------------------------------------------------------------------------------------------------
922125429               Venture Lighting International,     Book Debts, Other        and the proceeds thereof
Assigned from The       Inc.
Bank of Nova Scotia
(Original Reg. No.
8902101221432773)
---------------------------------------------------------------------------------------------------------------
947611476               Venture Lighting International,     Inventory, Accounts,
Assigned from The       Inc.                                Other
Bank of Nova Scotia
(Original Reg. No.
8902101221432772)
---------------------------------------------------------------------------------------------------------------
957863682                Venture Lighting International,    Inventory, Equipment,     Demand Debenture
Assigned from The        Inc.                               Book Debts, Other,
Bank of Nova Scotia                                         MV Included
(Original Reg. No.
8411091312435184)
---------------------------------------------------------------------------------------------------------------

                                      -2-

         FILE NO.          SECURED PARTY                     COLLATERAL                GENERAL COLLATERAL
                                                           CLASSIFICATION                  DESCRIPTION
--------------------------------------------------------------------------------------------------------------
900741249                  Venture Lighting International,
Assigned from The          Inc.
Bank of Nova Scotia
(Original
CSRANO.074124)
--------------------------------------------------------------------------------------------------------------

ADLT WHOLLY-OWNED SUBSIDIARIES
UCC FINANCING FIXTURES FILINGS - PERMITTED LIENS
===============================================================================
                                                                        12/30/97

ADVANCED LIGHTING TECHNOLOGIES, INC.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

Jurisdiction Searched    Date Filed   File Number    Item Type   Secured Party            Security
---------------------    ----------   ----------     ---------   -------------            ---------
OH Secretary of State     5/3/96       AM70326        UCC-1     Security Federal S & L  EDP Equipment Schedule: 3-GA P 5133
                                                                Ass                     Professional PC; 3-20" Vivitron
                                                                                        Color Monitor; 3-Office 95 on CD; 1-GA
                                                                                        P5-133 Professional PC; 1-17" Vivitron
                                                                                        Color Monitor; 1-Office 95 on CD; 5-GA
                                                                                        P5 133 Professional PC; 5-20 Vivitron
                                                                                        Color Monitor; 5 MSF etc



OH Secretary of State    7/9/96        AM86848        UCC-1     Dove Management         EDP Equipment Schedule: 3-GA P 5133
                                                                Services, Inc.          Professional PC; 3-20" Vivitron Color
                                                                                        Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                        Professional PC; 1-17" Vivitron Color
                                                                                        Monitor; 1-Office 95 on CD; 5-GA P5 133
                                                                                        Professional PC; 5-20 Vivitron Color
                                                                                        Monitor; 5 MSF etc


OH Secretary of State    7/9/96        AM86907         UCC-1     Dove Management        1-HP Envisex Base Unit 10MB RAM;
                                                                Services, Inc.          1-Mulltimedia 19" Color X Station; 1-ADD
                                                                                        8MB DRAM; 1-HP UX Keyboard; 1-Digitizing
                                                                                        Tablet; 1-Add HP 16 MB RAM; 1- ME 10
                                                                                        Unix; 1-GDBPENT 133P1B P5-133 Pro PC;
                                                                                        1-Office 95 Pro CD; 1-Monitor WW SON
                                                                                        2OVIV 19.1" View etc

OH Secretary of State    7/9/96        AM86908         UCC-1     Security Federal S & L 1-HP Envisex Base Unit 10MB RAM;
                                                                Ass                     1-Mulltimedia 19" Color X Station; 1-ADD
                                                                                        8MB DRAM; 1-HP UX Keyboard; 1-Digitizing
                                                                                        Tablet; 1-Add HP 16 MB RAM; 1-ME 10
                                                                                        Unix; 1-GDBPENT 133P1B P5-133 Pro PC;
                                                                                        1-Office 95 Pro CD; 1-Monitor WW SON
                                                                                        2OVIV 19.1" View etc

OH Secretary of State    7/12/96       AM87777         UCC-1     Dove Management         Model #R105, 1-3x5 Bulb Former (5x7)
                                                                Services, Inc.           potential; 1-Lathe Bed; 1-Control Unit

OH Secretary of State    7/15/96       AM88264         UCC-1     Security Federal S & L  Model #R105, 1-3x5 Bulb Former (5x7)
                                                                Ass                      potential; 1-Lathe Bed; 1-Control
                                                                                         Unit

OH Secretary of State    7/26/96       AM91047         UCC-1     Security Federal S & L 4-Model P5-166 Intel P5-166MHz, Tower
                                                                Ass                     Case, KBD, Mouse, 32MB EDO DRAM,
                                                                                        1.44M 3.5" DSHD Floppy...;
                                                                                        4-Soundblaster 16 Bit Sound Card
                                                                                        Speakers; 4-Ethernet Card 10/100;
                                                                                        4-Matrox Millenium Video Card 4MB WRAM,
                                                                                        17" Vivitron Monitor, Win '95 Installed
                                                                                        etc


                                                                                                                           12/30/97


OH Secretary of State     7/26/96     AM91046       UCC-1       Dove Management            4-Model P5-166 Intel P5-166MHz, Tower
                                                                Services, Inc.             Case, KBD, Mouse, 32MB EDO DRAM, 1.44M
                                                                                           3.5" DSHD Floppy...; 4-Soundblaster 16
                                                                                           Bit Sound Card Speakers; 4-Ethernet Card
                                                                                           10/100; 4-Matrox Millenium Video Card
                                                                                           4MB WRAM, 17" Vivitron Monitor, Win '95
                                                                                           Installed etc

OH Secretary of State     10/4/96     AN08067       UCC-1       Security Federal S & L     8-PS-166 Intel P5-166MHZ, Tower Case,
                                                                Ass                        KBD, Mouse; 8-32MB EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8 Ethenet Card 10/100;
                                                                                           8-Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95-Installed,
                                                                                           MS Office Prof etc


OH Secretary of State     10/4/96     AN08069       UCC-1       Dove Management            8-PS-166 Intel P5-166MHZ, Tower Case,
                                                                Services, Inc.             KBD, Mouse; 8-32MB  EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8 Ethenet Card 10/100;
                                                                                           8-Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95-Installed,
                                                                                           MS Office Prof etc


OH Secretary of State     10/7/96     AN08870       UCC-1       Dove Management            1-Rebuilt CHI-Fong Flare Machine Model
                                                                Services, Inc.             #CRFA-12-H; 1-Rebuilt Badalex Stem
                                                                                           Machine


OH Secretary of State     10/7/96     AN08872       UCC-1       Security Federal S & L     1-Rebuilt CHI-Fong Flare Machine Model
                                                                Ass                        #CRFA-12-H; 1-Rebuilt Badalex Stem
                                                                                           Machine


OH Secretary of State     12/4/96     AN23135       UCC-1       Security Federal S & L     1-CM Furnance 10-0022 34D, 346-36-1Z-
                                                                Ass                        240V-3PH 480V-3PE


OH Secretary of State     12/4/96     AN23138       UCC-1       Dove Management            1-CM Furnance 10-0022 34D,
                                                                Services, Inc.             346-36-1Z-240V-3PH 480V-3PE






OH Secretary of State     12/11/96    AN25035       UCC-1       Security Federal S & L     4-Allsteel Interchange Item APCF4130N
                                                                Ass                        Panel Complete, Non-Powered,
                                                                                           Dimensions 41"x30", Group 2 Avalon AV9V5
                                                                                           Northern Lights, Paint P92 Pumice, Tag
                                                                                           Warren/W459C; 12-Allsteel Interchange
                                                                                           Item APCF4148P Panel Complete, Powered,
                                                                                           Dimensions 41"x48", etc


OH Secretary of State     12/11/96    AN25032       UCC-1       Dove Management            4-Allsteel Interchange Item APCF4130N
                                                                Services, Inc.             Panel Complete, Non-Powered, Dimensions
                                                                                           41"x30", Group 2 Avalon AV9V5 Northern
                                                                                           Lights, Paint P92 Pumice, Tag
                                                                                           Warren/W459C; 12-Allsteel Interchange
                                                                                           Item APCF4148P Panel Complete, Powered,
                                                                                           Dimensions 41"x48", etc


OH Secretary of State     12/27/96    AN28794       UCC-1       Security Federal S & L     11 P5-166 Pentium PCs, GDBPENT166PIB
                                                                Ass                        Seiral Nos - #6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308, 3309;
                                                                                           11-MONO17010AAWW CrystalScan 700 Monitor
                                                                                           (15.9 viewable); 11-SWRKIT125ABUS Office
                                                                                           '95 Pro CD; 1-FFAH01; Freight &
                                                                                           Handling

                                                                                                                12/30/97

OH Secretary of State     12/27/96    AN28793       UCC-1       Dove Management            11 P5-166 Pentium PCs, GDBPENT166PIB
                                                                Services, Inc.             Seiral Nos - #6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308, 3309;
                                                                                           11-MONO17010AAWW CrystalScan 700 Monitor
                                                                                           (15.9 viewable); 11-SWRKIT125ABUS Office
                                                                                           '95 Pro CD: 1-FFAH01; Freight & Handling

OH Secretary of State     4/15/97     AN55732       UCC-1       Security Federal S & L     1-Allsteel Dedicated Truck for W459C,
                                                                Ass                        From Allsteel to Venture, Tag
                                                                                           Warren/W459R; 1-Sandglo Item 1/4" Plate
                                                                                           Glass w/Polished Edges (2 Pieces) Approx
                                                                                           Dim 168"x48", Tag Warren/WA624; 15-
                                                                                           Allsteel Interchange Item AEP Panel
                                                                                           Port, Color Black, Tag etc



OH Secretary of State     4/15/97     AN55733       UCC-1       Dove Management            1-Allsteel Dedicated Truck for W459C,
                                                                Services, Inc.             From Allsteel to Venture, Tag
                                                                                           Warren/W459R; 1-Sandglo Item 1/4" Plate
                                                                                           Glass w/Polished Edges (2 Pieces) Approx
                                                                                           Dim 168"x48", Tag Warren/WA624; 15-
                                                                                           Allsteel Interchange Item AEP Panel
                                                                                           Port, Color Black, Tag etc


OH Secretary of State     4/15/97     AN55775       UCC-1       Dove Management            10-P5-166 Pentium PC, S/N GDBPENT 166PIB;
                                                                Services, Inc.             10-P5-166 Midtower/GDB Ser#-6875988,
                                                                                           5989, 5990, 5991, 5992, 5993, 5994, 5995,
                                                                                           5996, 5997; 10-SWRKIT125AAUS/Microsoft
                                                                                           '95; 10-MONO21005AAWW Vivitron 1100
                                                                                           Viewable area


OH Secretary of State     4/15/97     AN55777       UCC-1       Security Federal S & L     10-P5-166 Professional Pentium PC,
                                                                Ass                        Serial No. GDBPENT166PIB 6875988, 5989,
                                                                                           5990, 5991, 5992, 5993, 5994, 5995,
                                                                                           5996, 5997; 10-SWRKIT125AAUS Microsoft
                                                                                           Office '95 Professional on CD; 10
                                                                                           MONO21005AAWW Vivitron 1100 with 19.7
                                                                                           Viewable area

OH Secretary of State     5/8/97      AN63212       UCC-1       The Croghan Colonial       1-Used 13"x25" Clausing Colchester
                                                                Bank                       Geared Head Tool Room Engine Lathe,
                                                                                           Model 8014, Serial No.5/0013/11963DD
                                                                                           Complete with Accessories; 1-2 Axis
                                                                                           AUC-RITE Tuenmate Digital Readout
                                                                                           Assembly Complete

OH Secretary of State     5/20/97     AN66607       UCC-1       Dove Management            10-P5-166 Professional PC Ser#
                                                                Services, Inc.             GDBPENT166PIH 7007797, 7798, 7799, 7800,
                                                                                           7801, 7802, 7803, 7804, 7805, 7806; 10-
                                                                                           MONO1700AAWW Vivitron 700 Monitor (15.9
                                                                                           viewable); 10-SWRKIT125AAUS Microsoft
                                                                                           Office 95 Professional on CD; 1-FFAH01

OH Secretary of State     5/20/97     AN66609       UCC-1       Security Federal S & L     10-P5-166 Professional PC Ser#
                                                                Ass                        GDBPENT166PIH 7007797, 7798, 7799,
                                                                                           7800, 7801, 7802, 7803, 7804, 7805, 7806;
                                                                                           10-MONO17008AAWW Vivitron 700 Monitor
                                                                                           (15.9 viewable); 10-SWRKIT125AAUS
                                                                                           Microsoft Office 95 Professional on CD;
                                                                                           1-FFAH01


OH Secretary of State     5/27/97     AN68135       UCC-1       Security Federal S & L     1-Electro Static Coater MDL SCO-4000,
                                                                Ass                        Ser 10687-C, Spec-XM 0007


                                                                                                                12/30/97

OH Secretary of State     5/27/97     AN68134       UCC-1       Dove Management            1-Electro Static Coater MDL SCO-4000,
                                                                Services, Inc.             Ser 10687-C, Spec-XM 0007

OH Secretary of State     6/27/97     AN76986       UCC-1       Security Federal S & L     3-Allsteel Item APCF-6524N Non-Powered
                                                                Ass                        Panel, Dimensions 65"x24", Fabric Grade 1
                                                                                           Roberts Ridge VV9RG, Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area
                                                                                           A/MKTING-Sales; 12-Allsteel Item
                                                                                           APCF-6536P Powered Panel, Dimensions
                                                                                           65"x36", Fabric Grade 1 etc

OH Secretary of State     6/27/97     AN76987       UCC-1       Dove Management            3-Allsteel Item APCF-6524N Non-Powered
                                                                Services, Inc.             Panel, Dimensions 65"x24", Fabric Grade
                                                                                           1 Roberts Ridge VV9RG. Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area
                                                                                           A/MKTING-Sales; 12-Allsteel Item
                                                                                           APCF-6536P Powered Panel, Dimensions
                                                                                           65"x36", Fabric Grade 1 etc

OH Secretary of State     7/21/97     AN82970       UCC-1       Dove Management            1-Electro Static Coater, MDL SCO-400 C
                                                                Services, Inc.             Ser 10687-E, Spec-KM 0007


OH Secretary of State     7/21/97     AN82972       UCC-1       Dove Management            Henredon Item C9386B Sofa-516B80252,
                                                                Services, Inc.             Dimen 76"L x39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair-189-75535, Dimen
                                                                                           36"Wx41"D x 38"H, Tag Warren/WA824;
                                                                                           Stanley Item 589-15-01 SQ Cocktail Table
                                                                                           356-87857, Dimen 40"W x 40"D x

OH Secretary of State     7/21/97     AN82968       UCC-1       Security Federal S & L     1-Electro Static Coater, MDL SCO-400
                                                                Ass                        C Ser 10687-E, Spec-KM 0007


OH Secretary of State     7/21/97     AN82965       UCC-1       Dove Management            15-SOFTW SYMIX V .40 User License;
                                                                Services, Inc.             1-SOFTW Migrate 8-Progress Users from
                                                                                           SCO to HP Enterprise Server & 8 Clients;
                                                                                           16-SOFTW Progress Users & Database
                                                                                           Servers; 1-SOFTW Progress 4GL
                                                                                           Development System; 1-HARDW HP
                                                                                           9000...Server, 128mb of Memory 2 etc

OH Secretary of State     7/21/97     AN82964       UCC-1       Security Federal S & L     15-SOFTW SYMIX V .40 User License;
                                                                Ass                        1-SOFTW Migrate 8-Progress Users from
                                                                                           SCO to HP Enterprise Server & 8 Clients;
                                                                                           16-SOFTW Progress Users & Database
                                                                                           Servers; 1-SOFTW Progress 4GL
                                                                                           Development System; 1-HARDW HP
                                                                                           9000...Server, 128mb of Memory 2 etc


OH Secretary of State     7/21/97     AN82971       UCC-1       Security Federal S & L     Henredon Item C9386B Sofa-516B80252,
                                                                Ass                        Dimen 76"L x39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair-189-75535, Dimen 36"W
                                                                                           x 41"D x 38"H, Tag Warren/WA824; Stanley
                                                                                           Item 589-15-01 SQ Cocktail Table 356-
                                                                                           87857, Dimen 40"W x 40"D x


OH Secretary of State     8/7/97      AN87472       UCC-1       Dove Management            12-GA-G5-200 Professional PC Ser#
                                                                Services, Inc.             7257128, 7129, 7130, 7131, 7132, 7133,
                                                                                           7134, 7135, 7136, 7137, 7138, 7139;
                                                                                           12-17" Vivitron Monitor; 12-MS Office
                                                                                           Professional '95 on CD

                                                                                                                12/30/97

OH Summit County          5/13/96     504472        UCC-1(FX)   Security Federal S & L     EDP Equipment Schedule: 3-GA P 5133
                                                                Ass                        Professional PC; 3-20" Vivitron Color
                                                                                           Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                           Professional PC; 1-17" Vivitron Color
                                                                                           Monitor; 1 Office 95 on CD; 5-GA P5 133
                                                                                           Professional PC; 5-20" Vivitron Color
                                                                                           Monitor; 5 MSF etc

OH Summit County          7/9/96      506341        UCC-1(FX)   Security Federal S & L     1-HP Envisex Base Unit, 10MB Ram;
                                                                Ass                        1-Multimedia 19" Color X Station; 1-ADD
                                                                                           8MB DRAM; 1-HP-UX Keyboard; 1-Digitizing
                                                                                           Tablet; 1-ADD HP 16 MB Ram; 1-ME 10
                                                                                           Unix; 1-GDBPent 133P1B P5-133 Pro PC;
                                                                                           1-Office 95 Pro CD; 1-Monitor WW SON 20
                                                                                           VIV, 19.1" View etc

OH Summit County          7/11/96     506390        UCC-1(FX)   Security Federal S & L     Model #R05, 1-3x5 Bulb Former 5x7
                                                                Ass                        potential; 1 Lathe Bed; 1-Control Unit

OH Summit County          7/12/96     506483        UCC-1(FX)   Dove Management            Model #R105, 1-3x5 Bulb Former 5x7
                                                                Services, Inc.             potential; 1 Lathe Bed; 1-Control Unit

OH Summit County          7/12/96     506484        UCC-1(FX)   Dove Management            EDP Equipment Schedule: 3-GA P 5133
                                                                Services, Inc.             Professional PC; 3-20" Vivitron Color
                                                                                           Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                           Professional PC; 1-17" Vivitron Color
                                                                                           Monitor; 1-Office 95 on CD; 5-GA P5 133
                                                                                           Professional PC; 5-20" Vivitron Color
                                                                                           Monitor; 5-MSF etc

OH Summit County          7/24/96     506906        UCC-1(FX)   Dove Management            4-Model P5-166 Intel P5-166MHz,
                                                                Services, Inc.             Tower Case, KBD, Mouse, 32MB EDO DRAM,
                                                                                           1.44M 3.5" DSHD Floppy, 2.56GB EIDE Hard
                                                                                           Drive, CDROM-8X; 4-Soundblaster 16Bit
                                                                                           Sound Card-Speakers; 4-Ethernet Card
                                                                                           10/100; 4-Matrox Millenium Video
                                                                                           Card-4MB WRAM, 17" Vivitro etc

OH Summit County          7/24/96     506905        UCC-1(FX)   Security Federal S & L     4-Model P5-166 Intel P5-166MHz, Tower
                                                                Ass                        Case, KBD, Mouse, 32MB EDO DRAM, 1.44M
                                                                                           3.5" DSHD Floppy, 2.56GB EIDE Hard
                                                                                           Drive, CDROM-8X; 4-Soundblaster l6Bit
                                                                                           Sound Card-Speakers; 4-Ethernet Card
                                                                                           10/100; 4-Matrox Milllenium Video
                                                                                           Card-4MB WRAM, 17" Vivitro etc

OH Summit County          10/1/96     509001        UCC-1(FX)   Security Federal S & L     1-Rebuilt CHI-Fong Flare Machine Model #
                                                                Ass                        CRFA-12-H, 1-Rebuilt Badalex Stem
                                                                                           Machine*

OH Summit County          10/1/96     509002        UCC-1(FX)   Dove Management            1-Rebuilt CHI-Fong Flare Machine Model #
                                                                Services, Inc.             CRFA-12-H, 1-Rebuilt Badalex Stem Machine

OH Summit County          10/2/96     509031        UCC-1(FX)   Security Federal S & L     8-PS-166 Intel P5-166 MHZ, Tower Case,
                                                                Ass                        KBD, Mouse; 8-32MB EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8-Ethenet Card 10/100; 8
                                                                                           Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95 Installed,
                                                                                           MS Office Prof etc

                                                                                                                           12/30/97

OH Summit County          10/2/96     509032        UCC-1(FX)   Dove Management            8-PS-166 Intel P5-166 MHZ, Tower Case,
                                                                Services, Inc.             KBD, Mouse; 8-32MB EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8-Ethenet Card 10/100;
                                                                                           8 Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95 Installed,
                                                                                           MS Office Prof etc


OH Summit County          12/5/96     510990        UCC-1(FX)   Security Federal S & L     1-CM Furnance 10-0022-34D,
                                                                Ass                        346-36-1Z-240V-3PH 480V-3PE


OH Summit County          12/5/96     510991        UCC-1(FX)   Dove Management            1 CM Furnance 10-0022-34D,
                                                                Services, Inc.             346-36-1Z-240V-3PH 480V-3PH


OH Summit County          12/6/96     511013        UCC-1(FX)   Security Federal S & L     Attachment missing
                                                                Ass

OH Summit County          12/6/96     511014        UCC-1(FX)   Dove Management            Attachment missing
                                                                Services, Inc.

OH Summit County          12/27/96    511756        UCC-1(FX)   Security Federal S & L     11-P5-166 Pentium PC GDBPent166PIB
                                                                Ass                        Serial Nos 6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308,
                                                                                           3309; 11-MONO17010AAWW CrystalScan 700
                                                                                           Monitor (15.9 viewable);
                                                                                           11-SWRKIT125ABUS Office '95 Pro CD;
                                                                                           1-FFAHO1; Freight & Handling

OH Summit County          12/27/96    511757        UCC-1(FX)   Dove Management            11-P5-166 Pentium PC GDBPent166PIB
                                                                Services, Inc.             Serial Nos 6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308,
                                                                                           3309; 11-MONO17010AAWW CrystalScan 700
                                                                                           Monitor (15.9 viewable);
                                                                                           11-SWRKIT125ABUS Office '95 Pro CD;
                                                                                           1-FFAHO1; Freight & Handling

OH Summit County           4/18/97    21001204      UCC-1(FX)   Dove Management            P5-166 Professional Pentium PC,
                                                                Services, Inc.             SN GDBPENT166PIB; 10-P5-166
                                                                                           Midtower/GDB Ser # 6875988, 5989, 5990,
                                                                                           5991, 5992, 5993, 5994, 5995, 5996,
                                                                                           5997; 10 SWRKIT125AAUS/Microsoft 95;
                                                                                           10-MONO21005AAWW Vivitron 1100 Viewable
                                                                                           Area

OH Summit County           4/18/97    21001202      UCC-1(FX)   Dove Management            1-Allsteel Dedicated Truck for W459C From
                                                                Services, Inc.             Allsteel to Venture, Tag Warren/W459R;
                                                                                           1-Sandglo Item 1/4" Plate Glass
                                                                                           w/Polished Edges (2 pieces), Approx Dim
                                                                                           168"x48", Tag Warren/WA624; 15-
                                                                                           Allsteel Interchange Item AEP Panel Port,
                                                                                           Color Black, Tag etc

OH Summit County           4/18/97    21001203      UCC-1(FX)   Security Federal S & L     1-Allsteel Dedicated Truck for W459C From
                                                                Ass                        Allsteel to Venture, Tag Warren/W459R;
                                                                                           1-Sandglo Item 1/4" Plate Glass
                                                                                           w/Polished Edges (2 pieces), Approx Dim
                                                                                           168"x48", Tag Warren/WA624; 15-Allsteel
                                                                                           Interchange Item AEP Panel Port, Color
                                                                                           Black, Tag etc




                                                                                                                         12/30/97

OH Summit County           5/20/97    21002537      UCC-1(FX)   Dove Management            10-166 PIH, P5-166 Professional PC Ser#
                                                                Services, Inc.             GDBPENT166PIH 700797, 7798, 7799, 7800,
                                                                                           7801, 7802, 7803, 7804, 7805, 7806;
                                                                                           10-MONO17008AAWW Vivitron 700 Monitor
                                                                                           (15.9 viewable); 10 SWRKIT125AAUS,
                                                                                           Microsoft Office 95 Professional on CD;
                                                                                           1-FFAH01

OH Summit County           5/20/97    21002538      UCC-1(FX)   Security Federal S & L     10-166 PIH, P5-166 Professional PC Ser#
                                                                Ass                        GDBPENT166PIH 7007797, 7798, 7799, 7800,
                                                                                           7801, 7802, 7803, 7804, 7805, 7806;
                                                                                           10-MONO17008AAWW Vivitron 700 Monitor
                                                                                           (15.9 viewable); 10 SWRKIT125AAUS,
                                                                                           Microsoft Office 95 Professional on CD;
                                                                                           1-FFAH01

OH Summit County           5/21/97    21002574      UCC-1(FX)   Security Federal S & L     1-Electro Static Coater, MDL SCO-4000,
                                                                Ass                        Ser 10687-C, Spec-XM 0007

OH Summit County           5/21/97    21002575      UCC-1 (FX) Dove Management             1-Electro Static Coater, MDL
                                                               Services, Inc.              SCO-4000, Ser 10687-C, Spec-XM
                                                                                           0007

OH Summit County           6/19/97    21003748      UCC-1 (FX)  Dove Management            3-Allsteel Item APCF-6524N Non-Powered
                                                                Services, Inc.             Panel, Dimensions 65"x24", Fabric Grade
                                                                                           1 Roberts Ridge VV9RG, Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area A/
                                                                                           MKTING-Sales; 12-Allsteel Item APCF-6536
                                                                                           Powered Panel, Dimensions 65"x36",
                                                                                           Fabric Grade etc

OH Summit County           6/19/97    21003749      UCC-1(FX)   Security Federal S & L     3-Allsteel Item APCF-6524N Non-Powered
                                                                Ass                        Panel, Dimensions 65"x24", Fabric Grade
                                                                                           1 Roberts Ridge VV9RG, Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area A/
                                                                                           MKTING-Sales; 12-Allsteel Item
                                                                                           APCF-6536 Powered Panel, Dimensions
                                                                                           65"x36", Fabric Grade etc

OH Summit County           7/18/97    21005101      UCC-1(FX)   Security Federal S & L     15-SOFTW SYMIX V.40 User License; 1 SOFTW
                                                                Ass                        Migrate 8-Progress Users from SCO to HP
                                                                                           Enterprise Server & 8 Clients; 16 SOFTW
                                                                                           Progress User & Database Servers; 1
                                                                                           SOFTW Progress 4GL Development System; 1
                                                                                           HARDW Hewlett-Packard 9000 D210 Server,
                                                                                           128mb etc

OH Summit County           7/18/97    21005100      UCC-1(FX)   Dove Management            15-SOFTW SYMIX V.40 User License; 1 SOFTW
                                                                Services, Inc.             Migrate 8-Progress Users from SCO to HP
                                                                                           Enterprise Server & 8 Clients; 16 SOFTW
                                                                                           Progress User & Database Servers; 1
                                                                                           SOFTW Progress 4GL Development System; 1
                                                                                           HARDW Hewlett-Packard 9000 D210 Server,
                                                                                           128mb etc

OH Summit County           7/23/97    21005340      UCC-1(FX)   Security Federal S & L     1-Electro Static Coater, MDL SCO-400 C,
                                                                Ass                        Ser 10687-E, Spec-KM 0007

OH Summit County           7/23/97    21005341      UCC-1(FX)   Dove Management            1-Electro Static Coater, MDL SCO-400 C,
                                                                Services, Inc.             Ser 10687-E, Spec-KM 0007*

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
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
OH Summit County           7/31/97    21005652      UCC-1(FX)   Security Federal S & L     Henredon Item C9386B Sofa-516B-80252,
                                                                Ass                        Dimen 76"L x 39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair 189-75535, Dimen 36"W
                                                                                           x 41"D x 38"H, Tag Warren/WA824; Stanley
                                                                                           Item 589-15-01 SQ Cocktail Table 356-
                                                                                           87857, Dimen 40"W x 40" etc

OH Summit County           7/31/97    21005653      UCC-1(FX)  Dove Management             Henredon Item C9386B Sofa-516B-80252,
                                                                Services, Inc.             Dimen 76"L x 39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair 189-75535, Dimen 36"W
                                                                                           x 41"D x 38"H, Tag Warren/WA824; Stanley
                                                                                           Item 589-15-01 SQ Cocktail Table 356-
                                                                                           87857, Dimen 40"W x 40" etc

OH Summit County           8/13/97    21006106      UCC-1(FX)   Dove Management            12-GA G5-200 Professional PC
                                                                Services, Inc.             Ser# 7257128, 7129, 7130, 7131,
                                                                                           7132, 7133, 7134, 7135, 7136, 7137, 7138,
                                                                                           7139; 12-17" Vivitron Monitor; 12-MS
                                                                                           Office Professional 95 on CD

APL ENGINEERED MATERIALS, INC.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------

IL  Secretary of State     8/14/91    2883308       UCC-1       The Champaign National     Rents re real estate
                                                                Bank

IL  Secretary of State     11/17/95   3471524       UCC-1       Aldrich Chemical           Ownership interest of Debtor in
                                                                Company, Inc.              Aldrich- APL, LLC

IL  Secretary of State     7/9/96     3562595       CONT        BankIllinois, Successor    Rents re real estate
                                                                The Champaign National
                                                                Bank

OH  Secretary of State     1/24/96    AM45283       UCC-1       Levetz Investments, Inc.   1-Beechcraft King Air 300, aircraft,
                                                                                           all parts & accessories
                                                                                           thereto, all instruments, accounts &
                                                                                           chattel paper arising
                                                                                           therefrom (including leases & conditional
                                                                                           sales contracts), & the
                                                                                           proceeds of all of the foregoing,
                                                                                           including proceeds in the etc









                                       8
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
                                                                                                                12/30/97



ENERGY-WISE LIGHTING, INC.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
OH  Secretary of State     11/18/94   AL43453       UCC-1        General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc

OH  Secretary of State     5/24/96    05249617301   AMEND        General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc

OH  Summit County          11/15/94   487528        UCC-1(FX)    General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc

OH  Summit County          6/5/96     487528        AMEND(FX)    General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc


LIGHTING RESOURCES INTERNATIONAL, INC.
3000 Seneca Industrial Pkwy
Bellevue, OH 44811
Huron County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
OH  Huron County           5/15/97    77266         UCC-1(FX)   AT & T Capital Leasing     Sharp SD2060, Sharp SF2214, Sharp FO6500,
                                                                Services, Inc.             Sharp FO5400, Equipment Lease No 620826,
                                                                                           This transaction is a true lease & is
                                                                                           not intended by the parties as a secured
                                                                                           transaction. Filing is only intended to
                                                                                           make the true lease a matter of public
                                                                                           rec etc

OH  Secretary of State     4/26/96    AM68503       UCC-1       AT & T Credit              Definity & Intuity under lease No.5618813
                                                                Corporation                [illegible] & all attachments,
                                                                                           accessories, additions, substitutions,
                                                                                           products, replacements & rentals & a
                                                                                           right to use license for any software
                                                                                           related to any of the foregoing, &
                                                                                           proceeds therefrom etc


                                       9
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

                                                                                                                12/30/97

OH  Secretary of State     1/8/97     AN31531       UCC-1       Brennan Leasing            Yale Industrial Fork Lift Truck Model
                                                                Company                    GLC050DENUAE083, Ser No. N546824

OH  Secretary of State     5/5/97     AN61511       UCC-1       AT & T Capital Leasing     Sharp SD2060, Sharp SF2214, Sharp FO6500,
                                                                Services, Inc.             Sharp FO5400 - Equipment Lease No
                                                                                           00620826. This transaction is a true
                                                                                           lease & is not intended by the parties
                                                                                           as a secured transaction. Filing is
                                                                                           only intended to make the true lease a
                                                                                           matter of public etc
MICROSUN Technologies, Inc.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
OH  Cuyahoga County        11/17/97   1402406       UCC-1(FX)   Sanwa Business Credit      1-New Mitsubishi Forklift Model: FG15B-LP
                                                                Corporation                S/N: AF31-51256 including, but not
                                                                                           limited to, all replacements, parts,
                                                                                           repairs, attachments & accessories
                                                                                           incorporated herein or affixed thereto
                                                                                           now owned or hereafter acquired


OH  Secretary of State     11/19/97   AP0004062     UCC-1       Sanwa Business Credit      [Attachment missing- not available]
                                                                Corporation

RUUD LIGHTING, INC.
9201 Washington Ave
Racine, WI 54406
Racine County, WI
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
WI  Secretary of State     5/11/95    7501507516    UCC-1       General Electric           Inventory consisting of lamps & light
                                                                Company, GE Lighting       bulbs now or hereafter sold
                                                                                           or consigned to the debtor by General
                                                                                           Electric Company & A/R, contracts rights,
                                                                                           chattel paper, & any other right to the
                                                                                           payment of money & security therefore,
                                                                                           now or hereafter etc










                                       10
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

                                                                                                                12/30/97

SPECIALTY DISCHARGE LIGHTING, INC.
101 Shawnee Dr
Bellevue, OH 44811
Huron County, OH
GS/CA: Yes / No

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY             SECURITY
---------------------      ---------- -----------   ---------   -------------             --------

OH  Huron County           6/17/96     75404         UCC-1(FX)   AT & T Capital Leasing   P5-133 Pro Gateway 2000, P5-150
                                                                 Services, Inc.           Gateway 2000. Equipment Lease
                                                                                          No.00561731. This transaction is a true
                                                                                          lease & is not intended by the parties
                                                                                          as a secured transaction. Filing is
                                                                                          only intended to make the true lease a
                                                                                          matter of public record. Etc

OH  Secretary of State     8/30/93     AK43106       UCC-1       AT & T Capital           HP-54600A Digital Oscilloscope
                                                                 Corporation              S/N 3227A07440; HP 54650A
                                                                                          HP-IB Interface S/N 3230A03925;
                                                                                          TEK P6015A High Voltage Probe S/N
                                                                                          B010117

OH  Secretary of State     6/17/96     AM81510       UCC-1       AT & T Capital Leasing   P5-133 Pro Gateway 2000, P5-150
                                                                 Services, Inc.           Gateway 2000. Equipment Lease No.
                                                                                          00561731. This transaction is a true
                                                                                          lease & is not intended by the parties
                                                                                          as a secured transaction. Filing is
                                                                                          only intended to make the true lease a
                                                                                          matter of public record. etc

THE LIGHT SOURCE, INC.
32000 Aurora Rd
Solon, OH 44139
Cuyahoga County, OH
GS/CA: Yes / No

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY             SECURITY
---------------------      ---------- -----------   ---------   -------------             --------
OH  Secretary of State     7/13/95    AM00017       UCC-1       Osram Sylvania, Inc.      All Osram Sylvania [illegible]...
                                                                                          manufactured and/or branded...
                                                                                          merchandise inventory including...
                                                                                          bulbs, flourscent lamps, headlamps..
                                                                                          carbide, glass, etc regardless of
                                                                                          type...or hereafter acquired & any A/R
                                                                                          created or proceeds received as a etc


VENTURE LIGHTING INTERNATIONAL, INC.
32000 Aurora Rd
Solon, OH 44139
Cuyahoga County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY             SECURITY
---------------------      ---------- -----------   ---------   -------------             --------
OH  Cuyahoga County        5/17/91    1197400       CONT(FX)    Philips Lighting Co.     Computer print-out no detail


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
                                                                                                            12/30/97
OH Cuyahoga County         5/17/91    1023621       UCC-1(FX)   Philips Lighting Co.       Computer print-out no detail
OH Cuyahoga County          9/8/93    1259219       UCC-1(FX)   Yale Financial Serv. Inc.  Computer print-out no detail
OH Cuyahoga County        10/28/93    1263708       UCC-1(FX)   Xerox Corp.                Computer print-out no detail
OH Cuyahoga County        11/29/93    1266087       UCC-1(FX)   General Electric Co.       Computer print-out no detail
OH Cuyahoga County         6/30/94    1284365       CONT(FX)    Siemens Credit Corp.       Computer print-out no detail
OH Cuyahoga County         6/30/94    1149137       UCC-1(FX)   Siemens Credit Corp.       Computer print-out no detail
OH Cuyahoga County         2/24/95    1305407       UCC-1(FX)   IBM Credit Corp.           Computer print-out no detail
OH Cuyahoga County         2/24/95    1305420       UCC-1(FX)   IBM Credit Corp.           Computer print-out no detail
OH Cuyahoga County         4/14/95    1309620       UCC-1(FX)   General Electric Capital   Computer print-out no detail
                                                                Computer

OH Cuyahoga County         7/13/95    1317922       UCC-1(FX)   Osram Sylvania, Inc.       Computer print-out no detail
OH Cuyahoga County         9/13/95    1323196       UCC-1(FX)   American Financial         Computer print-out no detail
                                                                Resources, Inc.
OH Cuyahoga County         7/23/96    1349905       UCC-1(FX)   Security Federal S & L     1-HP Envisex Base Unit, 10MB RAM; 1-
                                                                Ass                        Multimedia 19" Color X Station;
                                                                                           1-ADD 8MB DRAM; 1-HP-UX
                                                                                           Keyboard; 1-Digitizing Tablet; 1-ADD HP
                                                                                           16 MB RAM; 1-ME 10 Unix; 1 GDBPent
                                                                                           133P1B P5-133 Pro PC; 1-Office 95 Pro CD;
                                                                                           1-Monitor WW SON 20 VIV, 19.1" View; etc

OH Cuyahoga County         7/23/96    1349902       UCC-1(FX)   Security Federal S & L     4-Model P5-166 Intel P5-166MHZ, Tower
                                                                Ass                        Case, KBD, Mouse, 32MB EDO DRAM, 1.44M,
                                                                                           3.5" DSHD Floppy, 2.5GB EIDE Hard Drive,
                                                                                           CDROM-8X; 4-Soundblaster 16 Bit Sound
                                                                                           Card-Speakers;4-Ethernet Card 10/100;
                                                                                           4-Matrox Millenium Video Card4-MB WRAM,
                                                                                           17" Vivitr etc

OH Cuyahoga County         7/23/96    1349903       UCC-1(FX)   Security Federal S & L     Model #R105, 1-3x5 Bulb Former 5x7
                                                                Ass                        potential; 1-Lathe Bed; 1-Control Unit

OH Cuyahoga County         7/23/96    1349904       UCC-1(FX)   Security Federal S & L     EDP Equipment Schedule: 3-GA P 5133
                                                                Ass                        Professional PC; 3-20" Vivitron Color
                                                                                           Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                           Professional PC; 1-17" Vivitron Color
                                                                                           Monitor; 1-Office 95 on CD; 5-GA P5-133
                                                                                           Professional PC; 5-20" Vivitron Color
                                                                                           Monitor; 5-MSF etc.

OH Cuyahoga County         10/2/96    1355623       UCC-1(FX)   Security Federal S & L     8-PS-166 Intel P5-166MHZ; Tower Case,
                                                                Ass                        KBD; Mouse; 8-32MB EDO DRAM, 1.44M 3.5 DS
                                                                                           HD Floppy, 2.0GB Eide WD
                                                                                           Hard Drive, CDROM-8X; 8-Ethenet
                                                                                           Card 10/100; 8-Matrox Millenium
                                                                                           Video Card-4MB WRAM, 17" Vivitron
                                                                                           Monitor, WIN '95-Installed, MS Office
                                                                                           Prof etc


                                                                                                                        12/30/97
OH Cuyahoga County         10/7/96      1355917     UCC-1(FX)   Security Federal S & L     Rebuilt CHI-Fong Flare Machine Model
                                                                Ass                        #CRFA-12-H; Rebuilt Badalex Stem Machine

OH Cuyahoga County         11/27/96     1360246     UCC-1(FX)   American Financial         1-Ricoh 8680 Copier System, This is a
                                                                Resources                  lease transaction & is being filed for
                                                                                           notification purposes only

OH Cuyahoga County         12/3/96      1360566     UCC-1(FX)   Security Federal S & L     1-CM Furnance 10-0022-34D,
                                                                Ass                        346-36-1Z-240V-3PH 480V-3PE


OH Cuyahoga County         12/5/96      1360945     UCC-1(FX)   Security Federal S & L     Computer print-out no detail
                                                                Ass

OH Cuyahoga County          1/2/97      1363450     UCC-1(FX)   Security Federal S & L     11-P5-166 Pentium PC, GDBPENT166IB Serial
                                                                Ass                        Nos-6223299, 3300, 3301, 3302, 3303,
                                                                                           3304, 3305, 3306, 3307, 3308, 3309; 11-
                                                                                           MONO17010AAWW CrystalScan700 Monitor
                                                                                           (15.9 viewable); 11-SWRKIT125ABUS
                                                                                           Office 95 Pro CD; 1 FFAH01, Freight &
                                                                                           handling

OH Cuyahoga County        11/21/97      1402905     UCC-1(FX)   American Financial         1 Ricoh 8680 Copier, This is a lease
                                                                Resources                  transaction& is being filed for
                                                                                           notification purposes only.
                                                                                           LS#4557252

OH Secretary of State       9/7/93      AK44159     UCC-1       Yale Financial Services,   (1) Used Yale Forklift ERC030A w/battery
                                                                Inc.                       charger, & all accessions, additions,
                                                                                           replacements, & substitutions thereto &
                                                                                           therefor, & all proceeds including
                                                                                           insurance proceeds, thereof

OH Secretary of State     11/29/93      AK61791     UCC-1       General Electric           Inventory consisting of lamps & light
                                                                Company GE Lighting        bulbs (including w/o limitation
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories &
                                                                                           parts relating thereto), lighting
                                                                                           fixtures including parts & components etc

OH Secretary of State      2/22/95      AL64948     UCC-1       IBM Credit Corp.           All computer, information processing, &
                                                                                           other peripheral equipment & goods
                                                                                           referenced on IBM Supplement # 205504
                                                                                           dated 2/16/95 Qty Description
                                                                                           017-Gateway 486DX-66 (2/17/95) 9405345
                                                                                           UCC Log No. CPQZ4205504

OH Secretary of State      2/22/95      AL65116      UCC-1      IBM Credit Corp.           All computer, information processing,
                                                                                           & other peripheral equipment & goods
                                                                                           referenced on IBM Supplement #205360
                                                                                           dated 2/16/95 Qty Description 001-Apple
                                                                                           Powerbook 520 160MB 008-Apple Quadra 630
                                                                                           33MHZ (2/17/95) 9405345 UCC Log No.
                                                                                           CPQZ4205360

OH Secretary of State      4/14/95      AL77868      UCC-1       General Electric Capital  Equipment Schedule 1 to Master Equipment
                                                                 Computer Leasing          Lease Agreement dated as of 1/20/95:
                                                                 Corporation               1-Hewlett Packard 9000/A4090A Base CPU,
                                                                                           1-Apple Powerbook Duo












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
                                                                                                               12/30/97
JUDSDICTION SEARCHED    DATE FILED   FILE NUMBER    ITEM TYPE   SECURED PARTY             SECURITY
--------------------    ----------   ----------     ---------   -------------             ---------

OH  Secretary of State   7/13/95      AM00016        UCC-1      Osram Sylvania, Inc.      All OSRAM Sylvania Inc. and/or affiliates
                                                                                          manufactured and/or branded (Sylvania
                                                                                          Osram/Sylvania Lighting Services
                                                                                          [illegible]...inventory including...
                                                                                          bulbs, flourescent lamps... wire...
                                                                                          received as a result of the sale of such
                                                                                          merchandise inventory

OH  Secretary of State   9/11/95      AM13649        UCC-1      American Financial        1-Ricoh 6655 Copier. This is a Lease
                                                                Resources                 Transaction & is being filed
                                                                                          for notification purposes only

OH  Secretary of State   1/24/96      AM45284        UCC-1      Levetz Investments, Inc.  1-Beechcraft King Air 300, aircraft, all parts & accessories thereto, all
                                                                                          instruments, accounts & chattel paper
                                                                                          arising therefrom (including leases &
                                                                                          conditional sales contracts) & the
                                                                                          proceeds of all the foregoing, including
                                                                                          proceeds in the etc

OH  Secretary of State   7/15/96      AM88264        UCC-1      Security Federal S & L    Model #R105, 1-3x5 Bulb Former 5x7
                                                                Ass                       Potential; 1-Lathe Bed; 1-Control Unit

OH  Secretary of State   7/26/96      AM91048        UCC-1      Security Federal S & L    4-Model P5-166 Intel...; 4-Soundblaster
                                                                Ass                       16 Bit...; 4-Ethenet Card 10/100;
                                                                                          4-Matrox Millenium Video Card 4MB
                                                                                          WRAM...; 4-21" Vivitron Upgrade;
                                                                                          4-NT Workstation Upgrade 3.51;
                                                                                          4-Shipping Configuration

OH  Secretary of State   10/4/96      AN08068        UCC-1      Security Federal S & L    8-PS-166 Intel P5-166MHZ, Tower Case, KBD,
                                                                Ass                       Mouse; 8-32MB EDO DRAM, 1.44M 3.5 DSHD
                                                                                          Floppy, 2.0GB...WD Hard Drive, CDROM
                                                                                          8X; 8 Ethenet Card 10/100; 8-Matrox
                                                                                          Millenium Video Card-4MB WRAM, 17"
                                                                                          Vivitron Monitor, WIN '95 Installed, MS
                                                                                          Office Prof etc.

OH  Secretary of State   10/7/96      AN08873        UCC-1      Security Federal S & L    Rebuilt CHI-FONG Flare Machine Model
                                                                Ass                       # CRFA-12-H; Rebuilt Badalex Stem
                                                                                          Machine

OH  Secretary of State   12/4/96      AN23136        UCC-1      Security Federal S & L    1-CM Furnance 10-0022-34D,
                                                                Ass                       346-36-1Z-240V-3PH 480V-3PE

OH  Secretary of State   12/10/96     AN24590
                                                     UCC-1      American Financial        1-Ricoh 8680 Copier System - This is a
                                                                Resources                 lease transaction & is being filed for
                                                                                          notification purposes only

OH  Secretary of State   12/11/96     AN25034
                                                     UCC-1      Security Federal S & L    4-Allsteel Interchange Item APCF4130N
                                                                Ass                       Panel Complete Non-Powered, dimensions
                                                                                          41"x30", Group 2 Avalon AV9V5 Northern
                                                                                          Lights, Paint P92 PUMICE, Tag
                                                                                          Warren/W459C; 12-ALLSteel Interchange
                                                                                          Item APCF4148P Panel Complete, Powered,
                                                                                          Dimensions 41"x48", etc

OH  Secretary of State   12/27/96     AN28792        UCC-1      Security Federal S & L    11-PS-166 Pentium PC, Serial Nos.
                                                                Ass                       GDBPENT166PIB 6223299, 3300, 3301, 3302,
                                                                                          3303, 3304, 3305, 3306, 3307, 3308,
                                                                                          3309; 11-MONO17010AAWW CrystalScan700
                                                                                          Monitor (15.9) viewable);
                                                                                          11-SWRKIT125ABUS Office '95 Pro CD;
                                                                                          1-FFAH01; Freight & Handling


                                                                                                                12/30/97

WEB DESIGN ASSOCIATES, INC.
275 Martinel Dr., Suite 2A
Kent, OH 44240
Portage County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED    DATE FILED   FILE NUMBER    ITEM TYPE   SECURED PARTY             SECURITY
---------------------    ----------   ----------     ---------   -------------             ---------
OH  Portage County      2/11/93      113476         UCC-1(FX)    Dana Commercial Credit   SGI Iris Indigo 4000, Pro Engineer
                                                                 Corporation              Designer Package


OH  Secretary of State  2/13/93      AH98379        UCC-1        Dana Commercial Credit   SGI Iris Indigo 4000, Pro Engineer
                                                                 Corporation              Designer Package



                                                                    SCHEDULE "B"

                                 SEARCH RESULTS

I.   BALLASTRONIX INCORPORATED

1 .  REAL PROPERTY

We have searched the records and indices of the Registry of Deeds in and for the County Cumberland and Halifax and subject to the accuracy thereof, we have found the following registered against the title of Ballastronix:


(a) a Debenture to the Nova Scotia Business Development Corporation ("NSBDC") in the amount of $1,450,000 dated April 29, 1993, registered under the Registry Act at the Cumberland County Registry of Deeds on May 5, 1993, in book 595 at page 1051.

          A PARTIAL RELEASE WAS GRANTED FEBRUARY 4, 1997 AND REGISTERED ST THE OFFICE OF THE REGISTRY OF JOINT STOCK COMPANIES ON APRIL 23, 1997 WITH REGARD TO TRADEMARKS, TRADENAMES, PATENTS, ETC. IN RELATION TO AN ASSET PURCHASE AGREEMENT DATED JANUARY 31, 1997 AND INCLUDED:

          (i) Canadian Patent No. 1,210,099 - Method of making bobbin constructions for auto transformer ballast;

          (ii) U.S. Patent No. 4,419,81 - Method of making bobbin constructions for auto transformer ballast;

          (iii) Ballast License Agreement between General Signal Limited and Ballastronix Inc. dated April 30, 1993 ("Ballast License Agreement") for fluorescent ballast and mercury vapour transformers, high intensity discharge ballast and all engineering know-how related to the manufacture, use and installation of such products;

          (iv) Canadian Trademark Registration No. TNA 449,454 for the trademark "Ballastronix"; and

          (v) United States Trademark Application No.74/584879 to register the trademark "Ballastronix" .

(b) a Supplemental Debenture dated July 18, 1995, in favour of NSBDC with respect to the above-mentioned Debenture registered under the Registry Act in the Cumberland County Registry of Deeds, Nova Scotia, on
          July 21, 1995, in book 631, at page 937.

          (c) a Debenture in favour of the Royal Bank in the amount of $4,000,000 dated July 18, 1995, registered at the Registry of Deeds in Cumberland County on July 21, 1995, in book 631 at page 942 ("RBC").

          A PARTIAL RELEASE DATED MAY 6, 1997 AND REGISTERED AT THE OFFICE OF THE REGISTRAR OF JOINT STOCKS ON MAY 12, 1997 WITH REGARD TO TRADEMARKS, TRADENAMES, PATENTS, ETC. IN RELATION TO AN ASSET PURCHASE AGREEMENT DATED JANUARY 31, 1997 AND INCLUDED:

                    (i) Canadian Patent No. 1,210,099 - Method of making bobbin constructions for auto transformer ballast;
                    (ii) U.S. Patent No. 4,419,814 - Method of making bobbin constructions for auto transformer ballast;
                    (iii) Ballast License Agreement between General Signal Limited and Ballastronix Inc. dated April 30, 1993 ("Ballast License Agreement") for fluorescent ballast and mercury vapour transformers, high intensity discharge ballast and all engineering know-how related to the manufacture, use and installation of such products;
                    (iv)      Canadian Trademark Registration No. TNA 449,454
                              for the trademark "Ballastronix"; and
                    (v)       United States Trademark Application No.74/584879
                              to register the trademark "Ballastronix".

          (d) a Priority Agreement was recorded in the Cumberland County Registry of Deeds on the 17th day of August, 1995 in book 633 at pages 79-90.


A Grantee search under the name "Ballastronix" reveals that the lands described in a deed to Ballastronix from the Nova Scotia Business Development Corporation dated the 30th day of April, 1993, are the only lands registered in the name of Ballastronix in Cumberland County.


2. CHATTEL SEARCH (BILLS OF SALE, CHATTEL MORTGAGES, CONDITIONAL SALES, ASSIGNMENTS OF BOOK DEBTS)

We have searched the records of the Registrar of Deeds in and for the Counties of Cumberland and Halifax with respect to the Bills of Sale Act, the Conditional Sales Act, and the Assignment of Book Debts Act with respect to Ballastronix. Subject to the accuracy of these records, the following encumbrances appear:

          (a) Conditional Sales Agreement between General Signal Ltd. to Ballastronix Incorporated dated the 30th day of April, 1993, and registered on the 18th day of May, 1993, As No.1993-1583. DISCHARGED.

          (b) Transfer Agreement, undated, between Sola Canada Inc., a unit of General Signal Ltd., as transferor, Ballastronix, as transferee, and AT&T Canada Inc., registered on the 10th day of November, 1994, as No.1994-4372. A complete copy of this is enclosed, as it appears that there are several problems with it, including the fact that it is not executed by AT&T Capital Canada Inc. This agreement purports to transfer to Ballastronix all of the interest of Sola Canada in the equipment which is the subject of Agreement 90038759 which is supposed to be attached to the Transfer Agreement, but is not.

          (c) Lease Agreement dated the 4th day of January, 1995, between Ballastronix Incorporated as Lessor and The Lease Line, a division of Credit Line Corporation, which lease was registered on the 6th day of January, 1995, as No.95-106, relating to certain computer equipment as described.

          (d) Order of the Supreme Court of Nova Scotia, in File S.H. 122771, dated the 30th day of November, 1995, and registered the 4th day of December, 1995, as No.1995-4970. AT&T Capital Canada Inc. is granted leave to register late the Lease Agreement between OE Leasing, a division of OE Inc., and Sola Canada, a unit of General Signal Ltd., dated the 4th day of November, 1994, and assigned to AT&T Capital Canada Inc. by undated agreement. This is the Lease referred to in the Transfer Agreement referred to in (2) above.

          (e) Lease Agreement between Ballastronix, as lessee, and HOP Leasing, a division of Halifax Office Products Limited, undated and registered on the 13th day of November, 1996, as No. 1996-4286, with respect to certain Canon photocopying equipment specific on the front page of the Lease.

          (f) Leasing Agreement dated November 10, 1994, which lease was registered on November 17, 1994, as No. 44620, between Dana Commercial Credit Canada Inc. and Ballastronix for the lease of a "three Prolinea computer system".

          (g) Chattel Mortgage dated May 2, 1995, which was registered on May 30, 1995, as No. 18229, between the Toronto Dominion Bank and Ballastronix in respect of certain equipment.

          (h) Leasing Agreement daied September 30, 1995 which was registered on January 6, 1995, as No. 95-106, between User Friendly Systems Incorporated and Ballastronix for the lease of computer equipment.

          (i) Leasing Agreement dated January 17, 1996, which lease was registered on February 5, 1996, as No.3943, between Royal Bank of Canada and Ballastronix for the lease of computer equipment.

          (j) Leasing Agreement dated July 19, 1996, which lease was registered on August 2, 1996, as No. 31068, between Royal Bank of Canada and Ballastronix for the lease of computer equipment.

          (k) Leasing Agreement dated September 16, 1996, which lease was registered on September 16,1996, as No. 37170, between Royal Bank of Canada and Ballastronix for the lease of computer equipment.

          (l) Leasing Agreement dated November 20, 1996, which lease was registered on November 28, 1996, as No. 46784, between Royal Bank of Canada and Ballastronix for the lease of computer equipment

          (m) Lease Agreement dated April 15, 1997, which lease was registered on April 24, 1997, as No. 15834, between Royal bank of Canada and Ballastronix for the lease of computer equipment and cellular phone.


We have searched the Assignment of Book Debts Registry as kept by the Cumberland County Registrar of Deeds and the Halifax County Registrar of Deeds and, subject to the accuracy thereof, there are four Assignments of Book Debts registered against Ballastronix - in order of registration tbey are:

          (a) General Assignment of Debts in favour of Toronto-Dominion Bank, dated April 29, 1993 and recorded in the Cumberland County Registry of Deeds on May 5, 1993, as Document No. 93-31. Discharged.

          (b) General Assignment of Debts in favour of Royal Bank Export Finance Company Limited, registered in Cumberland County, dated the 8th day of March, 1995, and registered on the 13th day of April, 1995, as No. 95-23.

          (c) General Assignrnent of Debts in favour of the Royal Bank of Canada, registered in Cumberland County, dated the 18th day of July, 1995, and registered on the 21st day of July, 1995 as No. 95A5, and in the County of Halifax on July 19, 1995, as No.872.

          (d) General Assignment of Debts in favour of the Royal Bank of Canada dated the 18th day of July, 1995, and registered on the 17th day of August, 1995, as No.9548. This is a reregistrattion of the GABD in (c) above.

          (e) General Assignment of Debts in favour of the Royal Bank of Canada, registered in Cumberland County, dated the 24th day of August, 1995, and registered on the 18th day of September, 1995, as No. 95-53.

3.       CORPORATION SECURITY REGISTRATION ACT

We have done a corporate search at the Registry of Joint Stock Companies in respect to the Corporations Security Registration Act, and subject to the accuracy thereof, we have found the following registered pursuant against
Ballastronix:

          (a) A Debenture to the Toronto-Dominion Bank in the amount of $4,000,000 filed at the Registry of Joint Stock Companies on May 3, 1993 as new debenture no.26866. This debenture is being shown as discharged on July 31, 1995;

          (b) a Debenture to the NSBDC In the amount of $1,450,000 dated April 29, 1993 and filed at the Registry of Joint Stock Companies on May 3, 1993 as new debenture no.26867;

          (c) a Supplement Debenture filed on July 19, 1995, in favour of NSBDC with respect to the above-mentioned debenture filed at the Registry of Joint Stock Companies:

          (d) a Debenture to the Royal Bank of Canada in the amount of $4,000,000 dated July 18, 1995 and registered at the Registry of Joint Stock Companies on July 19, 1995 as new debenture no. 28499.

          (e) a Priority Agreement filed on August 9, 1995, with respect to the above-mentioned Royal Bank of Canada Debenture arid NSBDC Debenture.

4.       PERSONAL PROPERTY SECURITY ACT SEARCH


          (a)       Ontario

                    Financing Statement with the Royal Bank registered as 950727202415295230 for all goods, wares and merchandise in Ballastronix's manufacturing, assembling and distribution business for electrical equipment and all goods, wares and merchandise purchased for resale.

          (b)       Nova Scotia

                    Financing Statement with General Electric Capital Leasing Incorporated registered at the Registry of Joint Stock Companies December 16, 1997 as No.134494 for two motor vehicles leased by Ballastronix (1996 Grand Caravan and 1995 Audi 100).

5.       JUDGMENT SEARCH

For greater certainty, we certify that, according to and subject to the accuracy of the records and indices of the Registrar of Deeds in and for the County of Cumberland and Halifax, there are no judgments recorded against Ballastronix.

6.       LITIGATION SEARCH

We have searched the records of the Prothonotary in the County of Cumberland and have located no actions or claims against Ballastronix.

We have also searched the records of the Prothonotary in the County of Halifax and have located no actions or claims against Ballastronix.

7.       SECTION 427 BANK ACT SEARCH

A Notice of Intention To Give Section 427 security to the Royal Bank of Canada was filed at the office of the Bank of Canada in Halifax, Nova Scotia, on July 19, 1995, as No.3994.



II.      CANADIAN LIGHTING SYSTEMS HOLDING LIMITED

1. CHATTEL SEARCH (BILLS OF SALE, CHATTEL MORTGAGES, CONDITIONAL SALES, ASSIGNMENTS OF BOOK DEBTS)

We have searched tile records of the Registrar of Deeds in and for the Counties of Cumberland and Halifax with respect to the Bills of Sale Act, the Conditional Sales Act, and the Assignment of Book Debts Act with respect to Canadian Lighting. Nil

2.       CORPORATION SECURITY REGISTRATION ACT

We have done a corporate search at the Registry of Joint Stock Companies in respect to the Corporations Security Registration Act: Nil

3.       PERSONAL PROPERTY SECURITY ACT SEARCH

We have done a corporate search under the Personal Property Security Act: and have found the following registered against Canadian Lighting: Nil

4.       JUDGMENT SEARCH


For greater certainty, we certify that, according to and subject to the accuracy of the records and indices of the Registrar of Deeds in and for the County of Cumberland and Halifax, there are no judgments recorded against Canadian Lighting.


5.       LITIGATION SEARCH

We have searched the records of the Prothonotary in the County of Cumberland and have located no actions or claims against Canadian Lighting.

We have also searched the records of the Prothonotary in the County of Halifax and have located no actions or claims against Canadian Lighting.


6.       SECTION 427 BANK ACT SEARCH

We have searched the records at the Bank of Canada in Halifax, Nova
Scotia: Nil

                                     ANNEX V

       DESCRIPTION OF EXISTING ADVANCES, LOANS, INVESTMENTS AND GUARANTEES









                        [DESCRIPTION FOLLOWS THIS PAGE.]

                                                                CONFIDENTIAL


ADVANCED LIGHTING TECHNOLOGIES, INC.                 ANNEX V PAGE 1 OF 2
                                                     LOAN AGREEMENT

Advances, Loans, Guarantees, 12/31/97



Company                          Advanced to                 Amount         Description
-------------------------------  ------------------          -------  -------------------------------
Lighting Resources International Lighting Resources India    254,077 Working capital advances
APL Engineered Materials         GLE                         48,323  Advanced payment for equipment
Ballastronix                     Vendor                      87,518  Advanced payment for materials
Ballastronix                     Vendor                      37,785  Advanced payment for materials
Metal Halide Technologies Intl.  Vendor                      94,000  Advanced payment for equipment


                                                        CONFIDENTIAL



ADVANCED LIGHTING TECHNOLOGIES, INC.                        ANNEX V PG 2 OF 2
                                                            LOAN AGREEMENT

Investments, 12/31/97


                                                         BOOK
         INVESTMENT                                      VALUE
----------------------------------------         ------------------
Ford Motor Credit Bond                              $ 4,075,320
Venture Lighting Japan                                3,840,077
Fiberstars, Inc.                                      3,080,773
Unison Fiber Optics Lighting System Joint Venture     2,204,614
Lighting Resources Holdings (BVI)                     1,003,734
Vietnam Advanced Lighting                               323,959
Al Amid IV                                              300,000
Metal Halide Technologies International (BVI)           218,381
Gesellschaft Fur Lichttschaft (GLE)                     205,962
Ruud International                                      175,782
Asian Lighting Resources                                131,893
Lighting Professionals Inc.                             115,725
Others (under $100,000)                                 580,012
                                                    -----------
                                                     16,256,232
                                                    ===========




Obligation to Lend

Pursuant to the terms of the Ruud Lighting transaction, each Ruud shareholder, upon notice delivered in 1999, can require Advanced Lighting to lend an amount related to income taxes above an agreed level. The shareholders have informed Advanced Lighting that they do not anticipate that any such requests will be made. The permitted loans will not exceed $5 million in the aggregate.

                                    ANNEX VI

              DESCRIPTION OF LETTERS OF CREDIT DEEMED ISSUED UNDER
                              THE CREDIT AGREEMENT







                                     -None-

                                    EXHIBIT A


                                 PROMISSORY NOTE


                                                                 Cleveland, Ohio
                                                                          , 1998


         FOR VALUE RECEIVED, the undersigned ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of ______________ (the "LENDER"), in lawful money of the United States of America, in the case of Loans denominated in Dollars, or in the Alternative Currency, in the case of Loans denominated in such Alternative Currency (such terms and certain other terms used herein without definition shall have the meanings ascribed thereto in the Agreement referred to below), in immediately available funds, at the Payment Office, on the Maturity Date, the aggregate principal amount of all Loans made by the Lender to the Borrower pursuant to the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Loan made by the Lender to the Borrower at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Agreement and in Dollars (in the case of Loans denominated in Dollars) or an Alternative Currency (in the case of Loans denominated in such Alternative Currency).

         This Note is one of the Notes referred to in the Credit Agreement, dated as of January 2, 1998, among the Borrower, the financial institutions from time to time party thereto (including the Lender), and National City Bank, as Administrative Agent (as from time to time in effect, the "AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.


                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                        By: ____________________________________
                                            Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

==========================================================================================================================
                      AMOUNT                                       AMOUNT
                        OF                                           OF
    DATE               LOAN            TYPE                       PRINCIPAL        UNPAID
     OF                 AND             OF          INTEREST       PAID OR        PRINCIPAL             MADE
  NOTATION           CURRENCY          LOAN          PERIOD        PREPAID         BALANCE               BY
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B-1

                               NOTICE OF BORROWING

                                                             [Date]


National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Commercial Loan Operations
                    --------------------------

         Re:      Notice of Borrowing under Credit Agreement,
                  dated as of January 2, 1998, with
                  Advanced Lighting Technologies, Inc.
                  ------------------------------------

Ladies and Gentlemen:

         The undersigned, Advanced Lighting Technologies, Inc. (the "BORROWER"), refers to the Credit Agreement, dated as of January 2, 1998 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and National City Bank, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to section 2.3(a) of the Credit Agreement, that the undersigned hereby requests one or more Borrowings under the Credit Agreement, and in that connection sets forth in the schedule attached hereto the information relating to each such Borrowing (collectively the "PROPOSED BORROWING") as required by section 2.3(a) of the Credit Agreement.

         The undersigned hereby specifies that the Proposed Borrowing will consist of Loans as indicated in the schedule attached hereto.

         The undersigned hereby certifies that to the best knowledge of the Borrower the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.


                                        Very truly yours,

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                        By: ____________________________________
                                            Title:

                               BORROWING SCHEDULE

PROPOSED BORROWING #1:

         NAME OF BORROWER: ______________________


=============================================================================================
   BUSINESS DAY                                                       INTEREST PERIOD
        OF                                 AGGREGATE AMOUNT             IF LOANS ARE
PROPOSED BORROWING       TYPE OF LOANS         OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                    One Month
_________________,      Loans
19____                                   $____________________        Two Months
                        Eurocurrency
                        Loans                       or                Three Months

                                         ______________________       Six Months
                        [Circle and or   [Alternative Currency]
                        complete one                                  [Circle one of above]
                        of Above]
---------------------------------------------------------------------------------------------


PROPOSED BORROWING #2:

         NAME OF BORROWER: ______________________


=============================================================================================
   BUSINESS DAY                                                       INTEREST PERIOD
        OF                                 AGGREGATE AMOUNT             IF LOANS ARE
PROPOSED BORROWING       TYPE OF LOANS         OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------

                        Prime Rate                                    One Month
_________________,      Loans
19____                                   $____________________        Two Months
                        Eurocurrency
                        Loans                    or                   Three Months

                                         ______________________       Six Months
                        [Circle and or   [Alternative Currency]
                        complete one                                  [Circle one of above]
                        of Above]
---------------------------------------------------------------------------------------------

PROPOSED BORROWING #3:

         NAME OF BORROWER: ______________________


=============================================================================================
   BUSINESS DAY                                                       INTEREST PERIOD
        OF                                 AGGREGATE AMOUNT             IF LOANS ARE
PROPOSED BORROWING       TYPE OF LOANS         OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                    One Month
_________________,      Loans
19____                                   $____________________        Two Months
                        Eurocurrency
                        Loans                       or                Three Months

                                         ______________________       Six Months
                        [Circle and or   [Alternative Currency]
                        complete one                                  [Circle one of above]
                        of Above]
---------------------------------------------------------------------------------------------


PROPOSED BORROWING #4:

         NAME OF BORROWER: ______________________


=============================================================================================
   BUSINESS DAY                                                       INTEREST PERIOD
        OF                                 AGGREGATE AMOUNT             IF LOANS ARE
PROPOSED BORROWING       TYPE OF LOANS         OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------

                        Prime Rate                                    One Month
_________________,      Loans
19____                                   $____________________        Two Months
                        Eurocurrency
                        Loans                    or                   Three Months

                                         ______________________       Six Months
                        [Circle and or   [Alternative Currency]
                        complete one                                  [Circle one of above]
                        of Above]
---------------------------------------------------------------------------------------------

                                   EXHIBIT B-2

                              NOTICE OF CONVERSION

                                                              [Date]


National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Commercial Loan Operations
                    --------------------------

         Re:      Notice of Conversion under Credit Agreement,
                  dated as of January 2, 1998, with
                  Advanced Lighting Technologies, Inc.
                  ------------------------------------

Ladies and Gentlemen:

         The undersigned, Advanced Lighting Technologies, Inc. (the "BORROWER"), refers to the Credit Agreement, dated as of January 2, 1998 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and National City Bank, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to section 2.6 of the Credit Agreement, that the undersigned hereby requests one or more conversions of Loans denominated in Dollars of one Type into Loans of another Type, pursuant to section 2.6 of the Credit Agreement, and in that connection sets forth in the schedule attached hereto the information relating to each such conversion.



                                        Very truly yours,

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                        By: ____________________________________
                                            Title:

                               CONVERSION SCHEDULE

PROPOSED CONVERSION #1
         [OF THE LOANS DESCRIBED IN THE FIRST TABLE BELOW
         INTO LOANS DESCRIBED IN THE SECOND TABLE BELOW]




=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                  AGGREGATE AMOUNT             IF LOANS ARE
       LOANS             TYPE OF LOANS          OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                     One Month
_________________,      Loans
19____                                    $____________________        Two Months
                        Eurocurrency
                        Loans                                          Three Months

                        [Circle One of                                 Six Months
                            Above]
                                                                       [Circle one of above]
---------------------------------------------------------------------------------------------



=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                  AGGREGATE AMOUNT             IF LOANS ARE
       LOANS             TYPE OF LOANS          OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                     One Month
_________________,      Loans
19____                                    $____________________        Two Months
                        Eurocurrency
                        Loans                                          Three Months

                        [Circle One of                                 Six Months
                            Above]
                                                                       [Circle one of above]
---------------------------------------------------------------------------------------------

PROPOSED CONVERSION #2
         [OF THE LOANS DESCRIBED IN THE FIRST TABLE BELOW
         INTO LOANS DESCRIBED IN THE SECOND TABLE BELOW]


=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                  AGGREGATE AMOUNT             IF LOANS ARE
       LOANS             TYPE OF LOANS          OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                     One Month
_________________,      Loans
19____                                    $____________________        Two Months
                        Eurocurrency
                        Loans                                          Three Months

                        [Circle One of                                 Six Months
                            Above]
                                                                       [Circle one of above]
---------------------------------------------------------------------------------------------


=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                  AGGREGATE AMOUNT             IF LOANS ARE
       LOANS             TYPE OF LOANS          OF LOANS              EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                     One Month
_________________,      Loans
19____                                    $____________________        Two Months
                        Eurocurrency
                        Loans                                          Three Months

                        [Circle One of                                 Six Months
                            Above]
                                                                       [Circle one of above]
---------------------------------------------------------------------------------------------

                                   EXHIBIT B-3



                            LETTER OF CREDIT REQUEST

No. ______________(1)

                                                             Dated __________(2)


National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
1900 East Ninth Street
Cleveland, Ohio 44114
Attention:        Commercial Loan Operations
                  and International Division
                  --------------------------

[Insert Name of applicable Letter
of Credit Issuer, if other than
National City Bank]

Ladies and Gentlemen:

         The undersigned, Advanced Lighting Technologies, Inc. (the "BORROWER"), refers to the Credit Agreement, dated as of January 2, 1998 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT", the capitalized terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and National City Bank, as Administrative Agent for such Lenders.

         The Borrower hereby requests that ____________________, as a Letter of Credit Issuer, issue a Letter of Credit on ____________________, 199_ (the "DATE OF ISSUANCE") in the aggregate amount of [U.S.$______] [amount in specified Alternative Currency], for the account of ____________________.

         The beneficiary of the requested Letter of Credit will be ____________________,(3) and such Letter of Credit will be in support of
____________________(4) and will have a stated termination date of
____________________.(5)

         The Borrower hereby certifies that after giving effect to the requested issuance of the Letter of Credit:


                  (i) $_________ principal amount of Loans will be outstanding; and

                  (ii) the Letter of Credit Outstandings will be $_________.

--------

(1)      Letter of Request Number.

(2) Date of Letter of Request (at least five Business Days prior to the Date of Issuance or such lesser number as may be agreed by the relevant Letter of Credit Issuer).

(3)      Insert name and address of beneficiary.

(4) Insert description of the supported obligations, name of agreement and/or the commercial transaction to which this Letter of Credit Request relates.

(5) Insert last date upon which drafts may be presented (which may not be beyond the 15th Business Day next preceding the Maturity Date).

         The undersigned hereby certifies that to the best knowledge of the Borrower the following statements are true on the date hereof, and will be true on the Date of Issuance:

                  (A) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the issuance of the Letter of Credit requested hereby, as though made on the Date of Issuance, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result after giving effect to the issuance of the Letter of Credit requested hereby.

         Copies of all documentation with respect to the supported transaction are attached hereto.


                                        Very truly yours,

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                        By: ____________________________________
                                            Title:

                                   EXHIBIT B-4

                            NOTICE OF REDENOMINATION

                                                              [Date]

National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Commercial Loan Operations
                    --------------------------

         Re:      Notice of Redenomination of Loans
                  under Credit Agreement, dated as
                  of January 2, 1997, with
                  Advanced Lighting Technologies, Inc.
                  ------------------------------------

Ladies and Gentlemen:

         The undersigned, Advanced Lighting Technologies, Inc. (the "BORROWER"), refers to the Credit Agreement, dated as of January 2, 1998 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and National City Bank, as Administrative Agent for such Lenders, and hereby gives you notice pursuant to section 2.6(b) of the Credit Agreement, that the undersigned hereby requests one or more Redenominations of Loans into Loans of another currency, and in that connection sets forth in the schedule attached hereto the information relating to each such Redenomination.



                                        Very truly yours,

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                        By: ____________________________________
                                            Title:

                             REDENOMINATION SCHEDULE

PROPOSED REDENOMINATION #1
         [OF THE LOANS DESCRIBED IN THE FIRST TABLE BELOW
         INTO LOANS DESCRIBED IN THE SECOND TABLE BELOW]



=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                    AGGREGATE AMOUNT          IF LOANS ARE
       LOANS            TYPE OF LOANS             OF LOANS           EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                    One Month
_________________,      Loans
19____                                    $____________________       Two Months
                        Eurocurrency
                        Loans             Alternative Currency        Three Months
                                          and Amount:__________
                        [Circle One of                                Six Months
                            Above]        [Complete one of above]
                                                                      [Circle one of above]
---------------------------------------------------------------------------------------------



=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                    AGGREGATE AMOUNT          IF LOANS ARE
       LOANS            TYPE OF LOANS             OF LOANS           EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                    One Month
_________________,      Loans
19____                                    $____________________       Two Months
                        Eurocurrency
                        Loans             Alternative Currency        Three Months
                                          and Amount:__________
                        [Circle One of                                Six Months
                            Above]        [Complete one of above]
                                                                      [Circle one of above]
---------------------------------------------------------------------------------------------

PROPOSED REDENOMINATION #2
         [OF THE LOANS DESCRIBED IN THE FIRST TABLE BELOW
         INTO LOANS DESCRIBED IN THE SECOND TABLE BELOW]




=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                    AGGREGATE AMOUNT          IF LOANS ARE
       LOANS            TYPE OF LOANS            OF LOANS            EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                    One Month
_________________,      Loans
19____                                    $____________________       Two Months
                        Eurocurrency
                        Loans             Alternative Currency        Three Months
                                          and Amount:__________
                        [Circle One of                                Six Months
                            Above]        [Complete one of above]
                                                                      [Circle one of above]
---------------------------------------------------------------------------------------------


=============================================================================================
       DATE                                                           INTEREST PERIOD
        OF                                    AGGREGATE AMOUNT          IF LOANS ARE
       LOANS            TYPE OF LOANS            OF LOANS            EUROCURRENCY LOANS
---------------------------------------------------------------------------------------------
                        Prime Rate                                    One Month
_________________,      Loans
19____                                    $____________________       Two Months
                        Eurocurrency
                        Loans             Alternative Currency        Three Months
                                          and Amount:__________
                        [Circle One of                                Six Months
                            Above]        [Complete one of above]
                                                                      [Circle one of above]
---------------------------------------------------------------------------------------------

                                    EXHIBIT C









                          ----------------------------

                                     FORM OF

                               SUBSIDIARY GUARANTY

                          ----------------------------

================================================================================




            THE SUBSIDIARIES OF ADVANCED LIGHTING TECHNOLOGIES, INC.
                                  NAMED HEREIN



                                      WITH


                               NATIONAL CITY BANK,
                             AS ADMINISTRATIVE AGENT








                          -----------------------------

                               SUBSIDIARY GUARANTY

                                   DATED AS OF
                                 JANUARY 2, 1998

                          -----------------------------







================================================================================

                               SUBSIDIARY GUARANTY


         SUBSIDIARY GUARANTY, dated as of January 2, 1998 (as amended, modified or supplemented from time to time, "THIS GUARANTY"), made by each of the undersigned (each, together with its successors and assigns, a "GUARANTOR" and collectively, the "GUARANTORS"), with NATIONAL CITY BANK, a national banking association, as Administrative Agent (herein, together with its successors and assigns in such capacity, the "ADMINISTRATIVE Agent") for itself and the other Lenders (defined below), for the benefit of (i) the Administrative Agent, (ii) the Lenders from time to time party to the Credit Agreement referred to below, and (iii) the Hedge Creditors referred to below:


         PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Guaranty is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Advanced Lighting Technologies, Inc., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the financial institutions named as lenders therein, and the Administrative Agent, as agent for the Lenders (as defined in the Credit Agreement), providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $85,000,000, with such loans or advances being evidenced by promissory notes (the "NOTES", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) The Borrower or any of its Subsidiaries may from time to time be party to one or more Designated Hedge Agreements (as defined in the Credit Agreement). Any institution that participates, and in each case their subsequent assigns, as a counterparty to any Designated Hedge Agreement (collectively, the "HEDGE CREDITORS," and the Hedge Creditors together with the Lenders, collectively the "CREDITORS"), shall benefit hereunder as herein provided. This Guaranty is made for the PRO RATA benefit of the Administrative Agent and the Creditors to guarantee the payment of the principal of and interest on the Notes and the payment and performance by the Borrower of its obligations under the Credit Agreement, the other Credit Documents to which the Borrower is a party, and the payment and performance by the Borrower or any of its Subsidiaries of its obligations under Designated Hedge Agreements. This Guaranty is one of the Credit Documents referred to in the Credit Agreement.

         (4) Each Guarantor is a direct or indirect Subsidiary of the Borrower.

         (5) It is a condition to the making of Loans and the issuance of and participation in, Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

         (6) Each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to, and to issue and participate in Letters of Credit for the account of, the Borrower or any of its Subsidiaries.

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent and the Creditors and hereby covenants and agrees with the Administrative Agent and each Creditor as follows:

         1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees:

                  (i) to the Administrative Agent and the Lenders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of

                           (x) the principal of and interest on the Notes issued
                  by, and the Loans made to, the Borrower under the Credit Agreement,

                           (y) all reimbursement obligations and Unpaid Drawings
                  with respect to Letters of Credit issued under the Credit Agreement and

                           (z) all other obligations (including obligations
                  which, but for any automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lenders under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon), now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS"); and

                  (ii) to each Hedge Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower or any of its Subsidiaries under any Designated Hedge Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower and any such Subsidiary with all terms, conditions and agreements contained therein (all such obligations and liabilities, the "HEDGE OBLIGATIONS", and the Hedge Obligations together with the Credit Document Obligations, collectively the "GUARANTEED OBLIGATIONS").

Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any Guarantor without proceeding against any other Guarantor, any Borrower or other person, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made in the same currency and type of funds as the Guaranteed Obligations to which such payments relate, and otherwise on the same basis as payments by the Borrower under sections 5.3 and
5.4 of the Credit Agreement.

         2. (a) Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors, whether or not due or payable by the obligor thereon, upon the occurrence in respect of the Borrower of any of the events specified in section 10.1(g) of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Administrative Agent, for the benefit of the Administrative Agent and the Creditors, on demand, in the same currency and type of funds as the Guaranteed Obligations to which such payments relate, and otherwise on the same basis as payments by the Borrower under sections 5.3 and 5.4 of the Credit Agreement.

         (b) As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent and the Creditors, that, should any amounts not be recoverable from the applicable obligor under section 1 for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or Designated Hedge Agreement or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by the Administrative Agent, any Creditor, any of their respective Affiliates, or any other person, at any time, each Guarantor as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Creditors and the Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Credit Documents or the documents governing the Hedge Obligations, as the case may be.

         3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other person, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other person, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other person as to the indebtedness of the Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (v) any payment made to any Creditor on the indebtedness which any Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower, or the Borrower, be joined in any such action or actions.

         5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Borrower).

         6. Any Creditor may at any time and from time to time without the consent of or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder upon or without any terms or conditions and in whole or in part (but, in each case, in accordance with the Credit Agreement or the Designated Hedge Agreement, as the case may be):

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (iii) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                  (v) apply any sums by whomsoever paid or whomsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (vi) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, any Designated Hedge Agreement or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents, any Designated Hedge Agreement or any of such other instruments or agreements; and/or

                  (vii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full reimbursement or indemnity for any payments made pursuant to this Guaranty.

         7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

         8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Administrative Agent or any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for the Administrative Agent or any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         9. Any Indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of the Borrower to the Administrative Agent and the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred so requests, shall be collected, enforced and received by such Guarantor as trustee for the Administrative Agent and the Creditors and be paid over to the Administrative Agent, for the benefit of the Administrative Agent and the Creditors, on account of the Indebtedness of the Borrower to the Administrative Agent and the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any Indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any of the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person; or (iii) pursue any other remedy in the Administrative Agent's or the Creditors' power whatsoever. Each Guarantor waives, to the extent permitted by applicable law, any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person other than payment in respect of the Guaranteed Obligations or that the Guaranteed Obligations are not yet due and payable, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in respect of the Guaranteed Obligations. The Administrative Agent and the Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or the Creditors may have against the Borrower or any other person, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid.

         (b) Each Guarantor waives, to the extent permitted by applicable law, all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

         (c) Until such time as the Guaranteed Obligations have been paid in full in cash or Cash Equivalents, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under section 509 of the Bankruptcy Code, or otherwise) to the claims of the Administrative Agent and the Creditors against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor which it may at any time otherwise have as a result of this Guaranty.

         11. If and to the extent that any Guarantor makes any payment to the Administrative Agent (for its own account or for the account of any or all of the Creditors) or any Creditor or to any other person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations to the Administrative Agent and each Creditor.

         12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when no Letter of Credit or Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

         13. Each Guarantor represents and warrants that:

                  (a) it is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage;

                  (b) it has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is party;

                  (c) it has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (d) neither the execution, delivery and performance by such Guarantor of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Guarantor or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents) upon any of the property or assets of such Guarantor pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or by-laws, or other charter documents of such Guarantor;

                  (e) no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by such Guarantor of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which such Guarantor is a party, other than filings and recordings necessary to establish or perfect any Liens or security interests purported to be granted by any of the Security Documents;

                  (f) there are no actions, suits or proceedings pending or, to, the knowledge of such Guarantor, threatened with respect to such Guarantor which question the validity or enforceability of any of the Credit Documents to which such Guarantor is a party, or of any action to be taken by such Guarantor pursuant to any of the Credit Documents to which it is a party; and

                  (g) as of the date such Guarantor has become a party to this Guaranty, (i) such Guarantor has received consideration which is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Administrative Agent and the Creditors under this Guaranty and the other Credit Documents to which such Guarantor is a party; (ii) such Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (iii) such Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (iv) such Guarantor is not entering into the Credit Documents to which it is a party with the intent to hinder, delay or defraud its creditors.

         14. The Guarantors hereby jointly and severally agree to pay, to the extent not paid pursuant to section 13.1 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent or any of the Creditors).

         15. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Creditors and their successors and assigns to the extent permitted under the Credit Agreement (or any Designated Hedge Agreement, in the case of an Hedge Creditor).

         16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Lenders (or to the extent required by section 13.12 of the Credit Agreement, with the written consent of each Lender) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).

         17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

         18. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean any "Event of Default" as defined in the Credit Agreement or any payment default under any Designated Hedge Agreement after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to such Guarantor or to any other person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not the Administrative Agent or such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to promptly notify the relevant Guarantor after any such set off and application, PROVIDED, HOWEVER that the failure to give such notice shall not affect the validity of such set off and application.

         19. All notices requests, demands or other communications pursuant hereto shall be made in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to any Guarantor, at the address specified for it in Annex II to the Credit Agreement, with a courtesy copy to the Borrower at its address specified in or pursuant to the Credit Agreement; if to the Administrative Agent or any Lender, as provided in the Credit Agreement; if to any Hedge Creditor, as provided in the Designated Hedge Agreement to which it is a party; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing. All such notices and communication shall be mailed, telegraphed, telexed, facsimile transmitted, or cabled or sent by overnight courier, and shall be effective when received.

         20. If claim is ever made upon the Administrative Agent or any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         21. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE ADMINISTRATIVE AGENT, THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OHIO. Any legal action or proceeding with respect to this Guaranty may be brought in the Courts of the State of Ohio, or of the United States of America for the Northern District of Ohio, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, return receipt requested, to each Guarantor at its address specified in or pursuant to this Guaranty, such service to become effective 30 days after such mailing, or such earlier time as may be provided by applicable law. Nothing herein shall affect the right of the Administrative Agent or any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

         (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document brought in the courts referred to in section 21(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH CREDITOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         22. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of section 9.2 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Credit Agreement, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this section
22).

         23. Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment PRO RATA among same based on their respective net fair value as enterprises, PROVIDED any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor's obligations in respect thereof). It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced AB INITIO to that maximum amount which would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

         24. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor.

         25. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "ORIGINAL CURRENCY") into another currency (the "OTHER CURRENCY") each Guarantor, the Administrative Agent and the Creditors, by their acceptance of the benefits hereof, agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at the Payment Office on the second Business Day preceding that on which final judgment is given.

         (b) The obligation of a Guarantor in respect of any sum due in the Original Currency from it to any Creditor or the Administrative Agent hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Creditor or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such Other Currency such Creditor or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase U.S. Dollars with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Creditor or the Administrative Agent (as the case may be) in the Original Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Creditor or the Administrative Agent (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Creditor or the Administrative Agent (as the case may be) in the Original Currency, such Creditor or the Administrative Agent (as the case may be) agrees to remit to such Guarantor such excess.

         26. For the avoidance of doubt, it is noted that Ruud Lighting, Inc. is executing this Guaranty as a Guarantor hereunder only after it has been acquired by the Borrower pursuant to the Ruud Acquisition Documents referred to in the Credit Agreement.

         27. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                                    *  *  *

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                                 APL ENGINEERED MATERIALS, INC.
                                 VENTURE LIGHTING INTERNATIONAL, INC.
                                 SPECIALTY DISCHARGE LIGHTING, INC.
                                 METAL HALIDE TECHNOLOGIES, INC.
                                 THE LIGHT SOURCE, INC.
                                 ENERGY-WISE LIGHTING, INC.
                                 HID DIRECT, INC.
                                 BRIGHT IDEAS ADVERTISING AND DESIGN, INC.
                                 METAL HALIDE CONTROLS, INC.
                                          A/K/A CURRENT INDUSTRIES, INC.
                                 HID RECYCLING, INC.
                                 MICROSUN TECHNOLOGIES, INC.
                                 ENERGY EFFICIENT PRODUCTS, INC.
                                 BIO LIGHT, INC.
                                 ADLT SERVICES, INC.
                                 ADVANCED ACQUISITIONS, INC.


                                 BY: ___________________________________
                                     NICHOLAS R. SUCIC, VICE PRESIDENT,
                                     ON BEHALF OF EACH OF THE ABOVE CORPORATIONS


                                 LIGHTING RESOURCES INTERNATIONAL, INC.
                                 BALLASTRONIX (DELAWARE), INC.
                                 ADVANCED LIGHTING SYSTEMS, INC.


                                 BY: ___________________________________
                                     LOUIS S. FISI, SECRETARY,
                                     ON BEHALF OF EACH OF THE ABOVE CORPORATIONS



                                 RUUD LIGHTING, INC.


                                 BY: ___________________________________
                                     ALAN J. RUUD, PRESIDENT

                                    EXHIBIT D









                          ----------------------------

                                     FORM OF

                               SECURITY AGREEMENT

                          ----------------------------

================================================================================




                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                   AS ASSIGNOR


                        THE OTHER ASSIGNORS NAMED HEREIN
                                  AS ASSIGNORS


                                      WITH


                               NATIONAL CITY BANK,
                               AS COLLATERAL AGENT








                           --------------------------

                               SECURITY AGREEMENT

                                   DATED AS OF

                                 JANUARY 2, 1998

                           --------------------------




================================================================================

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of January 2, 1998 (as amended, modified, or supplemented from time to time, "THIS AGREEMENT"), among each of the undersigned (each, together with its successors and assigns, an "ASSIGNOR" and collectively, the "ASSIGNORS"), and NATIONAL CITY BANK, a national banking association, as collateral agent (herein, together with its successors and assigns in such capacity, the "COLLATERAL AGENT"), for the benefit of the Secured Creditors (as defined below):


         PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Agreement is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Advanced Lighting Technologies, Inc., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the financial institutions named as lenders therein, and National City Bank, as the Administrative Agent for the Lenders (as defined in the Credit Agreement), providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $85,000,000, with such loans or advances being evidenced by promissory notes (the "NOTES", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) The Borrower or any of its Subsidiaries may from time to time be party to one or more Designated Hedge Agreements (as defined in the Credit Agreement). Any institution that participates, and in each case their subsequent assigns, as a counterparty to any Designated Hedge Agreement(collectively, the "HEDGE CREDITORS," and the Hedge Creditors together with the Lenders, collectively the "SECURED CREDITORS"), shall benefit hereunder as herein provided.

         (4) Pursuant to the Subsidiary Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty).

         (5) It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement.

         (6) Each Assignor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

         NOW, THEREFORE, in consideration of the benefit accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties and hereby covenants and agrees as follows:

         1. SECURITY INTERESTS.

         1.1. GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "COLLATERAL"):

                  (i) each and every Receivable,

                  (ii) all Contracts, together with all Contract Rights arising thereunder,

                  (iii) all Inventory,

                  (iv) all Equipment,

                  (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks,

                  (vi) all Patents and Copyrights,

                  (vii) all computer programs of such Assignor and all intellectual property rights therein and all other Proprietary Information of such Assignor, including, but not limited to, Trade Secrets,

                  (viii) all Permits,

                  (ix) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account,

                  (x) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Securities and Equity Interests, as defined in, and which are pledged, or not required to be pledged, pursuant to the Pledge Agreement), and

                  (xi) all Proceeds and products of any and all of the foregoing.

         (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

         1.2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

         2. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1. NECESSARY FILINGS. Assuming the filing in the appropriate filing offices of those UCC-1 financing statements delivered to the Collateral Agent pursuant to section 6.1(f) of the Credit Agreement and the filings of the patent, trademark and copyright security agreements with the United States Patent and Trademark Office and the United States Copyright Office, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein superior and prior to the rights of all other persons therein (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto (the "PERMITTED FILINGS")) and subject to no other Liens (except Permitted

Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, subject to compliance with the Assignment of Claims Act of 1940, as amended.

         2.2. NO LIENS. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any person (other than evidenced by the Permitted Filings and Liens permitted under the Credit Agreement), and such Assignor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

         2.3. OTHER FINANCING STATEMENTS. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and so long as the Total Commitment has not been terminated or any Letter of Credit remains outstanding or any of the Obligations remain unpaid or any Designated Hedge Agreement remains in effect, no Assignor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted by such Assignor herein or as otherwise permitted by the Credit Agreement.

         2.4. CHIEF EXECUTIVE OFFICE, ETC; RECORDS. The chief executive office (and the registered office of each Assignor which is a corporation) of each Assignor is located at the address indicated on Annex B hereto. The U.S. Federal Tax I.D. Number of each Assignor is set forth on Annex B hereto. No Assignor will move its chief executive office (or registered office in the case of an Assignor which is a corporation) except to such new location as such Assignor may establish in accordance with the last sentence of this section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, or at such new locations as such Assignor may establish in accordance with the last sentence of this section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above, or such new locations as such Assignor may establish in accordance with the last sentence of this section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice (or such lesser notice as shall be acceptable to the Collateral Agent in the case of a new record location to be established in connection with newly acquired Contracts) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.5. LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex C attached hereto. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to or from) any one of the locations shown on Annex C hereto, or such new location as such Assignor may establish in accordance with the last sentence of this section 2.5. An Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times in fully perfected and in full force and effect.

         2.6. TRADE NAMES; CHANGE OF NAME. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex D hereto. Each Assignor has only operated under each name set forth in Annex D in the jurisdiction or jurisdictions set forth opposite each such name on Annex D. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this section 2.6. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing in such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new name and/or new jurisdiction, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.7. RECOURSE. This Agreement is made with full recourse to the relevant Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the Designated Hedge Agreements and otherwise in writing in connection herewith or therewith.


         3. SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS.

         3.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its accounts receivable arises, each Assignor shall be deemed to have represented and warranted that, except in such respects as do not impair in any material respect the value or collectibility of its accounts receivable taken as a whole, and except in such other respects as may from time be disclosed by such Assignor to the Administrative Agent in writing: such receivable, and all records, papers and documents relating thereto (if any) are, to the best knowledge of the Assignor after due inquiry, genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto, to the best knowledge of the Assignor after due inquiry, (i) will represent the genuine, legal, valid and binding obligation of the account debtor, subject to adjustments customary in the business of such Assignor, and evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms, subject to adjustments customary in the business of such Assignor, and
(iv) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         3.2. MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon reasonable demand and upon reasonable advance notice. Each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, copies of all documents evidencing the Receivables and all Contracts, such copies, if requested by the Collateral Agent while an Event of Default is in existence, to be certified as true and complete by an appropriate officer of such Assignor) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor) at any time upon its reasonable demand. If the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.



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


         3.3. MODIFICATION OF TERMS; ETC. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except (i) as permitted by section 3.4 hereof and (ii) so long as no Event of Default is then in existence in respect of which the Collateral Agent has given notice that this exception is no longer applicable, the Assignor may rescind, cancel, modify, make adjustments with respect to, extend or renew any Contracts or indebtedness evidenced by any Receivable, or compromise or settle any such dispute, claim, suit, or legal proceeding, or sell any Receivable or Contract or interest therein, in the ordinary course of business. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to materially impair the rights of the Collateral Agent in the Receivables or Contracts.

         3.4. COLLECTION. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, so long as no Event of Default is then in existence in respect of which the Collateral Agent has given notice that this exception is no longer applicable, such Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable out-of-pocket costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

         3.5. DIRECTION TO ACCOUNT DEBTORS, ETC. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs the relevant Assignor, to the extent permitted by applicable law, such Assignor agrees (x) to cause all payments on account of the Receivables to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables to make payments with respect thereto as provided in preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and may adjust, settle or compromise the amount of payment thereof. The Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in section 7.4 of this Agreement. The reasonable out-of-pocket costs and expenses (including attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

         3.6. INSTRUMENTS. If any Assignor owns or acquires any Instrument, such Assignor will within 10 days notify the Collateral Agent thereof, and upon request by the Collateral Agent promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

         3.7. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to give effect to the purposes of this Agreement.


         4. SPECIAL PROVISIONS CONCERNING TRADEMARKS.

         4.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner or licensee of the Marks listed in Annex E attached hereto and that said listed Marks constitute all the marks registered in the United States Patent and Trademark Office that such Assignor now owns or uses in connection with its business. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses, and that it owns all of the registrations listed on Annex E. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark or service mark in a manner which could have a material effect on the financial condition, business or property of such Assignor.

         4.2. LICENSES AND ASSIGNMENTS. Each Assignor hereby agrees not to divest itself of any right under a Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent (which approval shall be given pursuant to instructions from the Required Lenders, which instructions shall not be unreasonably withheld).

         4.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Assignor's rights in and to any Mark that has a material effect on the financial condition, business or property of such Assignor taken as a whole (each such Mark, a "SIGNIFICANT MARK"), or with respect to any party claiming that such Assignor's use of any Significant Mark violates any property right of that party, to the extent that such infringement or violation could have a material effect on the financial condition, business or property of such Assignor. Each Assignor further agrees, unless otherwise directed by the Collateral Agent, diligently to prosecute any person infringing any Significant Mark in a manner consistent with its past practice and in the ordinary course of business.

         4.4. PRESERVATION OF MARKS. Each Assignor agrees to use or license the use of its Significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

         4.5. MAINTENANCE OF REGISTRATION. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 ET SEQ. to maintain trademark registration which would reasonably be expected to have a Material Adverse Effect, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

         4.6. FUTURE REGISTERED MARKS. If any mark registration issues hereafter to an Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

         4.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case such Assignor agrees to execute an assignment in form and substance reasonably satisfactory to the Collateral Agent, of all its rights, title and interest in and to the Marks to the Collateral Agent for the benefit of the Secured Creditors; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of the Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

         5. SPECIAL PROVISIONS CONCERNING PATENTS AND COPYRIGHTS.

         5.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner or licensee of all rights in the Patents listed in Annex F attached hereto and in the Copyright registrations listed in Annex G attached hereto, that said Patents constitute all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the registered United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyright registrations that it now owns, uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright in a manner which could have a material effect on the financial condition, business or property of such Assignor.

         5.2. LICENSES AND ASSIGNMENTS. Each Assignor hereby agrees not to divest itself of any right under a Patent or Copyright other than in the ordinary course of business absent prior written approval of the Collateral Agent (which approval shall be given pursuant to instructions from the Required Lenders, which instructions shall not be unreasonably withheld).

         5.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent that has a material effect on the financial condition, business or property of such Assignor taken as a whole (each such Patent, a "SIGNIFICANT PATENT") or Copyright, or with respect to any claim that practice of any Significant Patent or Copyright violates any property right of that party, to the extent that such infringement or violation could have a material effect on the financial condition, business or property of such Assignor. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any person infringing any Significant Patent or Copyright about which it has knowledge in a manner consistent with its past practice and in the ordinary course of business.

         5.4. MAINTENANCE OF PATENTS. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C.
Section 41 to maintain in force rights under each Patent.

         5.5. PROSECUTION OF PATENT APPLICATIONS. At its own expense, each Assignor shall diligently prosecute all applications for United States patents listed on Annex F hereto, and shall not abandon any such application, except in favor of a continuation application based on such application, prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, which such consent shall not be unreasonably withheld.

         5.6. OTHER PATENTS AND COPYRIGHTS. Within 30 days of acquisition of a United States Patent or Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

         5.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case such Assignor agrees to execute an assignment in form and substance reasonably satisfactory to the Collateral Agent of all its right, title, and interest to such Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors;
(ii) take and practice or sell the Patents and Copyrights; (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

         6. PROVISIONS CONCERNING ALL COLLATERAL.

         6.1. PROTECTION OF COLLATERAL AGENT'S SECURITY. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at its own expense, to the extent required by the Credit Agreement against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as an additional insured and loss payee) and copies thereof shall be delivered upon request to the Collateral Agent. If an Assignor shall fail to insure such Inventory and/or Equipment to the extent required by the Credit Agreement, or if such Assignor shall fail to so endorse all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds of such insurance in accordance with section 7.4, it being understood and agreed that the Assignor shall be permitted to first use any such proceeds to repair and/or replace the relevant Collateral. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         6.2. WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         6.3. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         6.4. FINANCING STATEMENTS. Each Assignor agrees to sign and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor.

         7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.

         7.1. REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;


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



                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent;

                  (iii) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                  (iv) withdraw any or all monies, securities and/or instruments in the Cash Collateral Account for application to the Obligations in accordance with section 7.4 hereof; and

                  (v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense;

                           (A) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                           (B) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in section 7.2, and

                           (C) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

         7.2. REMEDIES; DISPOSITION OF THE COLLATERAL. Upon the occurrence and continuance of an Event of Default, any Collateral repossessed by the Collateral Agent under or pursuant to section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to such Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of the relevant Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the city where such Collateral is located. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser (by bidding in Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this section without accountability to the relevant Assignor (except to the extent of surplus money received as provided in section 7.4). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral



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



Agent need give the relevant Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         7.3. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or wilful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights here-under; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the relevant Assignor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the relevant Assignor.

         7.4. APPLICATION OF PROCEEDS. (a) The proceeds of any Collateral obtained pursuant to section 7.1 or disposed of pursuant to section 7.2 shall be applied as follows:

                  (i) first, to the payment of all Obligations to the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations" contained in section 9 hereof;

                  (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Obligations to the Secured Creditors shall be paid to the Secured Creditors as provided in section 7.4(c) with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iii) third, to the extent remaining after the application pursuant to the preceding clauses (i) and (ii) or following the termination of this Agreement pursuant to section 10.9 hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such payment.

         (b) For purposes of this Agreement, "PRO RATA SHARE" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

         (c) All payments required to be made to the (i) Lenders hereunder shall be made to the Administrative Agent for the account of the respective Lenders and (ii) Hedge Creditors hereunder shall be made to the paying agent



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under the applicable Designated Hedge Agreement or, in the case of Designated
Hedge Agreements without a paying agent, directly to the applicable Hedge Creditor.

         (d) For purposes of applying payments received in accordance with this section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Collateral Agent) of the outstanding Credit Document Obligations and (ii) upon any Hedge Creditor for determination (which each Hedge Creditor agrees to provide upon request to the Collateral Agent) of the outstanding Hedge Obligations owed to such Hedge Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Lender and (y) no Designated Hedge Agreements or any Hedge Obligations with respect thereto are in existence.

         (e) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral and the amount of the sum referred to in clause
(a)(i) and (ii) of this section 7.4 and (y) the aggregate outstanding amount of the Obligations.

         7.5. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, any Designated Hedge Agreement or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

         7.7. COLLATERAL AGENT TO ACT ON BEHALF OF SECURED CREDITORS. The Secured Creditors agree by their acceptance of the benefits hereof that this Agreement may be enforced on their behalf only by the action of the Collateral Agent, acting upon the instructions of the Required Lenders (or, after all Credit Document Obligations have been paid in full, instructions of the holders of at least the majority of the outstanding Hedge Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent, for the benefit of the Secured Creditors, upon the terms of this Agreement.

         8. INDEMNITY.

         8.1. INDEMNITY. (a) The Assignors jointly and severally agree to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and its respective successors, assigns, employees, agents and servants (hereinafter in this section 8.1 referred to individually as "INDEMNITEE", and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments and any and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this section 8.1 the foregoing are collectively called "EXPENSES") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Designated Hedge Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any person (including any Indemnitee), or property damage), or contract claim; PROVIDED that no Indemnitee shall be indemnified pursuant to this section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or wilful misconduct of such person to be indemnified or of any other Indemnitee who is such person or an affiliate of such person. If any claim is asserted against any Indemnitee, such Indemnitee shall promptly notify the Assignor and each Indemnitee may, and if requested by the Assignor shall, in good faith, contest the validity, applicability and amount of such claim with counsel selected by such Indemnitee, and shall permit the Assignor to participate in such contest. In addition, in connection with any claim covered by this section 8.1 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel selected by such Indemnitees; PROVIDED, HOWEVER, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under the laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such defense or counterclaim, each Indemnitee shall be entitled to separate representation by a legal counsel selected by that Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of section 8.1(a), the Assignors jointly and severally agree to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because an Assignor shall have failed to comply with its obligations under this Agreement or any Credit Document), any and all out-of-pocket fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of section 8.1(a) or (b), the Assignors jointly and severally agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by an Assignor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

         (d) If and to the extent that the obligations of any Assignor under this section 8.1 are unenforceable for any reason, each Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignors contained in this section 8 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof.

         9. DEFINITIONS.

         The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "AGREEMENT" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "ASSIGNOR" shall have the meaning specified in the first paragraph of this Agreement.

         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which shall be at the Payment Office of the Administrative Agent a legal holiday or a day on which banking institutions are authorized by law to close.

         "CASH COLLATERAL ACCOUNT" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors (such cash collateral account shall be interest bearing if it is the general policy of the Collateral Agent in syndicated credit agreements in which it acts as collateral agent to establish such cash collateral accounts as interest bearing accounts; otherwise such cash collateral account shall be non-interest bearing).

         "CHATTEL PAPER" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Ohio.

         "COLLATERAL" shall have the meaning provided in section 1.1(a).

         "COLLATERAL AGENT" shall have the meaning specified in the first paragraph of this Agreement.

         "CONTRACT RIGHTS" shall mean all rights of an Assignor (including, without limitation, all rights to payment) under each Contract.

         "CONTRACTS" shall mean all contracts between an Assignor and one or more additional parties (but shall include Cash Equivalents).

         "COPYRIGHTS" shall mean any U.S. copyright to which an Assignor now or hereafter has title, as well as any application for a U.S. copyright hereafter made by such Assignor.

         "CREDIT AGREEMENT" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "DOCUMENTS" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Ohio.

         "EQUIPMENT" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Ohio, now or hereafter owned by an Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by an Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "EVENT OF DEFAULT" shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default, after any applicable grace period, under any Designated Hedge Agreement.

         "GENERAL INTANGIBLES" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Ohio.

         "GOODS" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Ohio.

         "HEDGE CREDITORS" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "INDEMNITEE" shall have the meaning provided in section 8.1.

         "INSTRUMENT" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Ohio (but shall not include Cash Equivalents).

         "INVENTORY" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from an Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Ohio, now or hereafter owned by the Assignor.

         "LENDER" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "MARKS" shall mean any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office, as well as any unregistered marks used by an Assignor in the United States and trade dress including logos and/or designs in connection with which any of these registered or unregistered marks are used.

         "OBLIGATIONS" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) of each Assignor to the Lenders, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents to which such Assignor is a party (including without limitation (x) in the case of the Borrower, all such obligations and indebtedness of the Borrower under the Credit Agreement and (y) in the case of each other Assignor, all such obligations and indebtedness under the Subsidiary Guaranty to which such Assignor is a party which relate to any of the foregoing), and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations and liabilities under this clause (i), being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Assignor or any other Subsidiary of the Borrower now existing or hereafter incurred under, arising out of or in connection with any Designated Hedge Agreement with any of the Secured Creditors including, in the case of Assignors other than the Borrower, all obligations of such Assignor under the Subsidiary Guaranty in respect of any Designated Hedge Agreement, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "HEDGE OBLIGATIONS"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; and (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of any Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "PATENTS" shall mean any U.S. patent to which an Assignor now or hereafter has title, as well as any application for a U.S. patent now or hereafter made by an Assignor.

         "PERMITS" shall mean, to the extent permitted to be assigned by the terms thereof of by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

         "PROCEEDS" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of Ohio on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or an Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to an Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "PROPRIETARY INFORMATION" means all information and know-how worldwide, including, without limitation, technical data; manufacturing data; research and development data; data relating to compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs; manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; engineering and computer data and databases; design and engineering specifications; catalogs; promotional literature; financial, business and marketing plans; inventions and invention disclosures.

         "RECEIVABLES" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Ohio, now or hereafter owned by an Assignor and, in any event, shall include, but shall not be limited to, all of an Assignor's rights to payment for goods sold or leased or services performed by an Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by an Assignor to secure the foregoing, (b) all of an Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

         "SECURED CREDITORS" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "SIGNIFICANT MARK" shall have the meaning provided in section 4.3 of this Agreement.

         "SIGNIFICANT PATENT" shall have the meaning provided in section 5.3 of this Agreement.

         "TRADE SECRETS" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.

         10. MISCELLANEOUS.

         10.1. NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (i) if to any Assignor, at its address specified in or pursuant to the Credit Agreement or the Subsidiary Guaranty, as the case may be;

                  (ii) if to the Collateral Agent, at:

                           National City Bank,
                                    as Collateral Agent
                           1900 East Ninth Street
                           Cleveland, Ohio 44114
                           Attn.:   Anthony J. DiMare
                                    Senior Vice President
                                    Tel. No.: (216) 575-3344
                                    Fax No.: (216) 575-9396;

                           with copies to:

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio 44114
                           Attn.:   John W. Sager, Esq.
                                    Tel. No.: (216) 586-7228
                                    Fax No.: (216) 579-0212

                  (iii) if to any Lender (other than the Collateral Agent), at such address as such Lender shall have specified in the Credit Agreement;

                  (iv) if to any Hedge Creditor, at such address as such Hedge Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

         10.2. WAIVER; AMENDMENT. (a) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the consent of the Required Lenders or, to the extent required by section 13.12 of the Credit Agreement, all of the Lenders), PROVIDED, HOWEVER, that no such change, waiver, modification or variance shall be made to section 7.4 hereof or this section 10.2 without the consent of each Secured Creditor adversely affected thereby, PROVIDED FURTHER that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "CLASS" shall mean each class of Secured Creditors, I.E., whether (x) the Lenders as holders of the Credit Document Obligations or (y) the Hedge Creditors as holders of the Hedge Obligations. For the purpose of this Agreement, the term "REQUISITE CREDITORS" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Hedge Obligations, the holders of 51% of all obligations outstanding from time to time under the Designated Hedge Agreements.

         (b) No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

         10.3. OBLIGATIONS ABSOLUTE. The obligations of each Assignor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Credit Documents or any Designated Hedge Agreement, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

                  (iii) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee;

                  (iv) any limitation on any person's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to an Assignor or any Subsidiary of an Assignor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not an Assignor shall have notice or knowledge of any of the foregoing.

         10.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns, PROVIDED that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Creditors on their behalf.

         10.5. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         10.6. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

         10.8. ASSIGNORS' DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of an Assignor under or with respect to any Collateral.

         10.9. TERMINATION: RELEASE. (a) After the termination of the Total Commitment and all Designated Hedge Agreements, when no Note nor Letter of Credit is outstanding and when all Loans and other Obligations have been paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignors, will execute and deliver to the relevant Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the relevant Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

         (b) So long as no payment default on any of the Obligations is in existence or would exist after the application of proceeds as provided below, the Collateral Agent shall, at the request of the relevant Assignor, release any or all of the Collateral, PROVIDED that (x) such release is permitted by the terms of the Credit Agreement (it being agreed for such purposes that a release will be deemed "PERMITTED BY THE TERMS OF THE CREDIT AGREEMENT" if the proposed transaction constitutes an exception contained in section 9.2 of the Credit Agreement) or otherwise has been approved in writing by the Required Lenders and
(y) the proceeds of such Collateral are to be applied as required pursuant to the Credit Agreement or any consent or waiver entered into with respect thereto.

         (c) At any time that an Assignor desires that the Collateral Agent take any action to give effect to any release of Collateral pursuant to the foregoing section 10.9(a) or (b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer stating that the release of the respective Collateral is permitted pursuant to section 10.9(a) or (b). In the event that any part of the Collateral is released as provided in section 10.9(b), the Collateral Agent, at the request and expense of an Assignor, will duly release such Collateral and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this section 10.9. Upon any release of Collateral pursuant to section 10.9(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

         10.10. COLLATERAL AGENT. By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in section 11 of the Credit Agreement. Notwithstanding anything to the contrary contained in section 10.2 of this Agreement or section 13.12 of the Credit Agreement, this section 10.10, and the duties and obligations of the Collateral Agent set forth in this section 10.10, may not be amended or modified without the consent of the Collateral Agent.

         11. EXECUTION BY RUUD LIGHTING, INC.

         For the avoidance of doubt, it is noted that Ruud Lighting, Inc. is executing this Agreement as an Assignor hereunder only after it has been acquired by the Borrower pursuant to the Ruud Acquisition Documents referred to in the Credit Agreement.

         12. WAIVER OF JURY TRIAL.

         EACH ASSIGNOR AND THE COLLATERAL AGENT EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                                     *  *  *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                ADVANCED LIGHTING TECHNOLOGIES, INC.
                                APL ENGINEERED MATERIALS, INC.
                                VENTURE LIGHTING INTERNATIONAL, INC.
                                SPECIALTY DISCHARGE LIGHTING, INC.
                                METAL HALIDE TECHNOLOGIES, INC.
                                THE LIGHT SOURCE, INC.
                                ENERGY-WISE LIGHTING, INC.
                                HID DIRECT, INC.
                                BRIGHT IDEAS ADVERTISING AND DESIGN, INC.
                                METAL HALIDE CONTROLS, INC.
                                         A/K/A CURRENT INDUSTRIES, INC.
                                HID RECYCLING, INC.
                                MICROSUN TECHNOLOGIES, INC.
                                ENERGY EFFICIENT PRODUCTS, INC.
                                BIO LIGHT, INC.
                                ADLT SERVICES, INC.
                                ADVANCED ACQUISITIONS, INC.


                                BY: ___________________________________
                                    NICHOLAS R. SUCIC, VICE PRESIDENT,
                                    ON BEHALF OF EACH OF THE ABOVE CORPORATIONS


                                LIGHTING RESOURCES INTERNATIONAL, INC.
                                BALLASTRONIX (DELAWARE), INC.
                                ADVANCED LIGHTING SYSTEMS, INC.


                                BY: ___________________________________
                                    LOUIS S. FISI, SECRETARY,
                                    ON BEHALF OF EACH OF THE ABOVE CORPORATIONS


                                RUUD LIGHTING, INC.


                                BY: ___________________________________
                                    ALAN J. RUUD, PRESIDENT


                                NATIONAL CITY BANK,
                                         AS COLLATERAL AGENT,


                                BY: ________________________________________
                                         SENIOR VICE PRESIDENT

                                     ANNEX A
                                       to
                               SECURITY AGREEMENT

                    SCHEDULE OF EXISTING FINANCING STATEMENTS





                           [See attached information.]

ADLT WHOLLY-OWNED SUBSIDIARIES
UCC FINANCING FIXTURES FILINGS - PERMITTED LIENS
===============================================================================
                                                                        12/30/97

ADVANCED LIGHTING TECHNOLOGIES, INC.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

Jurisdiction Searched    Date Filed   File Number    Item Type   Secured Party            Security
---------------------    ----------   ----------     ---------   -------------            ---------
OH Secretary of State     5/3/96       AM70326        UCC-1     Security Federal S & L  EDP Equipment Schedule: 3-GA P 5133
                                                                Ass                     Professional PC; 3-20" Vivitron
                                                                                        Color Monitor; 3-Office 95 on CD; 1-GA
                                                                                        P5-133 Professional PC; 1-17" Vivitron
                                                                                        Color Monitor; 1-Office 95 on CD; 5-GA
                                                                                        P5 133 Professional PC; 5-20 Vivitron
                                                                                        Color Monitor; 5 MSF etc



OH Secretary of State    7/9/96        AM86848        UCC-1     Dove Management         EDP Equipment Schedule: 3-GA P 5133
                                                                Services, Inc.          Professional PC; 3-20" Vivitron Color
                                                                                        Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                        Professional PC; 1-17" Vivitron Color
                                                                                        Monitor; 1-Office 95 on CD; 5-GA P5 133
                                                                                        Professional PC; 5-20 Vivitron Color
                                                                                        Monitor; 5 MSF etc


OH Secretary of State    7/9/96        AM86907         UCC-1     Dove Management        1-HP Envisex Base Unit 10MB RAM;
                                                                Services, Inc.          1-Mulltimedia 19" Color X Station; 1-ADD
                                                                                        8MB DRAM; 1-HP UX Keyboard; 1-Digitizing
                                                                                        Tablet; 1-Add HP 16 MB RAM; 1- ME 10
                                                                                        Unix; 1-GDBPENT 133P1B P5-133 Pro PC;
                                                                                        1-Office 95 Pro CD; 1-Monitor WW SON
                                                                                        2OVIV 19.1" View etc

OH Secretary of State    7/9/96        AM86908         UCC-1     Security Federal S & L 1-HP Envisex Base Unit 10MB RAM;
                                                                Ass                     1-Mulltimedia 19" Color X Station; 1-ADD
                                                                                        8MB DRAM; 1-HP UX Keyboard; 1-Digitizing
                                                                                        Tablet; 1-Add HP 16 MB RAM; 1-ME 10
                                                                                        Unix; 1-GDBPENT 133P1B P5-133 Pro PC;
                                                                                        1-Office 95 Pro CD; 1-Monitor WW SON
                                                                                        2OVIV 19.1" View etc

OH Secretary of State    7/12/96       AM87777         UCC-1     Dove Management         Model #R105, 1-3x5 Bulb Former (5x7)
                                                                Services, Inc.           potential; 1-Lathe Bed; 1-Control Unit

OH Secretary of State    7/15/96       AM88264         UCC-1     Security Federal S & L  Model #R105, 1-3x5 Bulb Former (5x7)
                                                                Ass                      potential; 1-Lathe Bed; 1-Control
                                                                                         Unit

OH Secretary of State    7/26/96       AM91047         UCC-1     Security Federal S & L 4-Model P5-166 Intel P5-166MHz, Tower
                                                                Ass                     Case, KBD, Mouse, 32MB EDO DRAM,
                                                                                        1.44M 3.5" DSHD Floppy...;
                                                                                        4-Soundblaster 16 Bit Sound Card
                                                                                        Speakers; 4-Ethernet Card 10/100;
                                                                                        4-Matrox Millenium Video Card 4MB WRAM,
                                                                                        17" Vivitron Monitor, Win '95 Installed
                                                                                        etc


                                                                                                                           12/30/97


OH Secretary of State     7/26/96     AM91046       UCC-1       Dove Management            4-Model P5-166 Intel P5-166MHz, Tower
                                                                Services, Inc.             Case, KBD, Mouse, 32MB EDO DRAM, 1.44M
                                                                                           3.5" DSHD Floppy...; 4-Soundblaster 16
                                                                                           Bit Sound Card Speakers; 4-Ethernet Card
                                                                                           10/100; 4-Matrox Millenium Video Card
                                                                                           4MB WRAM, 17" Vivitron Monitor, Win '95
                                                                                           Installed etc

OH Secretary of State     10/4/96     AN08067       UCC-1       Security Federal S & L     8-PS-166 Intel P5-166MHZ, Tower Case,
                                                                Ass                        KBD, Mouse; 8-32MB EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8 Ethenet Card 10/100;
                                                                                           8-Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95-Installed,
                                                                                           MS Office Prof etc


OH Secretary of State     10/4/96     AN08069       UCC-1       Dove Management            8-PS-166 Intel P5-166MHZ, Tower Case,
                                                                Services, Inc.             KBD, Mouse; 8-32MB  EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8 Ethenet Card 10/100;
                                                                                           8-Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95-Installed,
                                                                                           MS Office Prof etc


OH Secretary of State     10/7/96     AN08870       UCC-1       Dove Management            1-Rebuilt CHI-Fong Flare Machine Model
                                                                Services, Inc.             #CRFA-12-H; 1-Rebuilt Badalex Stem
                                                                                           Machine


OH Secretary of State     10/7/96     AN08872       UCC-1       Security Federal S & L     1-Rebuilt CHI-Fong Flare Machine Model
                                                                Ass                        #CRFA-12-H; 1-Rebuilt Badalex Stem
                                                                                           Machine


OH Secretary of State     12/4/96     AN23135       UCC-1       Security Federal S & L     1-CM Furnance 10-0022 34D, 346-36-1Z-
                                                                Ass                        240V-3PH 480V-3PE


OH Secretary of State     12/4/96     AN23138       UCC-1       Dove Management            1-CM Furnance 10-0022 34D,
                                                                Services, Inc.             346-36-1Z-240V-3PH 480V-3PE






OH Secretary of State     12/11/96    AN25035       UCC-1       Security Federal S & L     4-Allsteel Interchange Item APCF4130N
                                                                Ass                        Panel Complete, Non-Powered,
                                                                                           Dimensions 41"x30", Group 2 Avalon AV9V5
                                                                                           Northern Lights, Paint P92 Pumice, Tag
                                                                                           Warren/W459C; 12-Allsteel Interchange
                                                                                           Item APCF4148P Panel Complete, Powered,
                                                                                           Dimensions 41"x48", etc


OH Secretary of State     12/11/96    AN25032       UCC-1       Dove Management            4-Allsteel Interchange Item APCF4130N
                                                                Services, Inc.             Panel Complete, Non-Powered, Dimensions
                                                                                           41"x30", Group 2 Avalon AV9V5 Northern
                                                                                           Lights, Paint P92 Pumice, Tag
                                                                                           Warren/W459C; 12-Allsteel Interchange
                                                                                           Item APCF4148P Panel Complete, Powered,
                                                                                           Dimensions 41"x48", etc


OH Secretary of State     12/27/96    AN28794       UCC-1       Security Federal S & L     11 P5-166 Pentium PCs, GDBPENT166PIB
                                                                Ass                        Seiral Nos - #6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308, 3309;
                                                                                           11-MONO17010AAWW CrystalScan 700 Monitor
                                                                                           (15.9 viewable); 11-SWRKIT125ABUS Office
                                                                                           '95 Pro CD; 1-FFAH01; Freight &
                                                                                           Handling

                                                                                                                12/30/97

OH Secretary of State     12/27/96    AN28793       UCC-1       Dove Management            11 P5-166 Pentium PCs, GDBPENT166PIB
                                                                Services, Inc.             Seiral Nos - #6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308, 3309;
                                                                                           11-MONO17010AAWW CrystalScan 700 Monitor
                                                                                           (15.9 viewable); 11-SWRKIT125ABUS Office
                                                                                           '95 Pro CD: 1-FFAH01; Freight & Handling

OH Secretary of State     4/15/97     AN55732       UCC-1       Security Federal S & L     1-Allsteel Dedicated Truck for W459C,
                                                                Ass                        From Allsteel to Venture, Tag
                                                                                           Warren/W459R; 1-Sandglo Item 1/4" Plate
                                                                                           Glass w/Polished Edges (2 Pieces) Approx
                                                                                           Dim 168"x48", Tag Warren/WA624; 15-
                                                                                           Allsteel Interchange Item AEP Panel
                                                                                           Port, Color Black, Tag etc



OH Secretary of State     4/15/97     AN55733       UCC-1       Dove Management            1-Allsteel Dedicated Truck for W459C,
                                                                Services, Inc.             From Allsteel to Venture, Tag
                                                                                           Warren/W459R; 1-Sandglo Item 1/4" Plate
                                                                                           Glass w/Polished Edges (2 Pieces) Approx
                                                                                           Dim 168"x48", Tag Warren/WA624; 15-
                                                                                           Allsteel Interchange Item AEP Panel
                                                                                           Port, Color Black, Tag etc


OH Secretary of State     4/15/97     AN55775       UCC-1       Dove Management            10-P5-166 Pentium PC, S/N GDBPENT 166PIB;
                                                                Services, Inc.             10-P5-166 Midtower/GDB Ser#-6875988,
                                                                                           5989, 5990, 5991, 5992, 5993, 5994, 5995,
                                                                                           5996, 5997; 10-SWRKIT125AAUS/Microsoft
                                                                                           '95; 10-MONO21005AAWW Vivitron 1100
                                                                                           Viewable area


OH Secretary of State     4/15/97     AN55777       UCC-1       Security Federal S & L     10-P5-166 Professional Pentium PC,
                                                                Ass                        Serial No. GDBPENT166PIB 6875988, 5989,
                                                                                           5990, 5991, 5992, 5993, 5994, 5995,
                                                                                           5996, 5997; 10-SWRKIT125AAUS Microsoft
                                                                                           Office '95 Professional on CD; 10
                                                                                           MONO21005AAWW Vivitron 1100 with 19.7
                                                                                           Viewable area

OH Secretary of State     5/8/97      AN63212       UCC-1       The Croghan Colonial       1-Used 13"x25" Clausing Colchester
                                                                Bank                       Geared Head Tool Room Engine Lathe,
                                                                                           Model 8014, Serial No.5/0013/11963DD
                                                                                           Complete with Accessories; 1-2 Axis
                                                                                           AUC-RITE Tuenmate Digital Readout
                                                                                           Assembly Complete

OH Secretary of State     5/20/97     AN66607       UCC-1       Dove Management            10-P5-166 Professional PC Ser#
                                                                Services, Inc.             GDBPENT166PIH 7007797, 7798, 7799, 7800,
                                                                                           7801, 7802, 7803, 7804, 7805, 7806; 10-
                                                                                           MONO1700AAWW Vivitron 700 Monitor (15.9
                                                                                           viewable); 10-SWRKIT125AAUS Microsoft
                                                                                           Office 95 Professional on CD; 1-FFAH01

OH Secretary of State     5/20/97     AN66609       UCC-1       Security Federal S & L     10-P5-166 Professional PC Ser#
                                                                Ass                        GDBPENT166PIH 7007797, 7798, 7799,
                                                                                           7800, 7801, 7802, 7803, 7804, 7805, 7806;
                                                                                           10-MONO17008AAWW Vivitron 700 Monitor
                                                                                           (15.9 viewable); 10-SWRKIT125AAUS
                                                                                           Microsoft Office 95 Professional on CD;
                                                                                           1-FFAH01


OH Secretary of State     5/27/97     AN68135       UCC-1       Security Federal S & L     1-Electro Static Coater MDL SCO-4000,
                                                                Ass                        Ser 10687-C, Spec-XM 0007


                                                                                                                12/30/97

OH Secretary of State     5/27/97     AN68134       UCC-1       Dove Management            1-Electro Static Coater MDL SCO-4000,
                                                                Services, Inc.             Ser 10687-C, Spec-XM 0007

OH Secretary of State     6/27/97     AN76986       UCC-1       Security Federal S & L     3-Allsteel Item APCF-6524N Non-Powered
                                                                Ass                        Panel, Dimensions 65"x24", Fabric Grade 1
                                                                                           Roberts Ridge VV9RG, Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area
                                                                                           A/MKTING-Sales; 12-Allsteel Item
                                                                                           APCF-6536P Powered Panel, Dimensions
                                                                                           65"x36", Fabric Grade 1 etc

OH Secretary of State     6/27/97     AN76987       UCC-1       Dove Management            3-Allsteel Item APCF-6524N Non-Powered
                                                                Services, Inc.             Panel, Dimensions 65"x24", Fabric Grade
                                                                                           1 Roberts Ridge VV9RG. Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area
                                                                                           A/MKTING-Sales; 12-Allsteel Item
                                                                                           APCF-6536P Powered Panel, Dimensions
                                                                                           65"x36", Fabric Grade 1 etc

OH Secretary of State     7/21/97     AN82970       UCC-1       Dove Management            1-Electro Static Coater, MDL SCO-400 C
                                                                Services, Inc.             Ser 10687-E, Spec-KM 0007


OH Secretary of State     7/21/97     AN82972       UCC-1       Dove Management            Henredon Item C9386B Sofa-516B80252,
                                                                Services, Inc.             Dimen 76"L x39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair-189-75535, Dimen
                                                                                           36"Wx41"D x 38"H, Tag Warren/WA824;
                                                                                           Stanley Item 589-15-01 SQ Cocktail Table
                                                                                           356-87857, Dimen 40"W x 40"D x

OH Secretary of State     7/21/97     AN82968       UCC-1       Security Federal S & L     1-Electro Static Coater, MDL SCO-400
                                                                Ass                        C Ser 10687-E, Spec-KM 0007


OH Secretary of State     7/21/97     AN82965       UCC-1       Dove Management            15-SOFTW SYMIX V .40 User License;
                                                                Services, Inc.             1-SOFTW Migrate 8-Progress Users from
                                                                                           SCO to HP Enterprise Server & 8 Clients;
                                                                                           16-SOFTW Progress Users & Database
                                                                                           Servers; 1-SOFTW Progress 4GL
                                                                                           Development System; 1-HARDW HP
                                                                                           9000...Server, 128mb of Memory 2 etc

OH Secretary of State     7/21/97     AN82964       UCC-1       Security Federal S & L     15-SOFTW SYMIX V .40 User License;
                                                                Ass                        1-SOFTW Migrate 8-Progress Users from
                                                                                           SCO to HP Enterprise Server & 8 Clients;
                                                                                           16-SOFTW Progress Users & Database
                                                                                           Servers; 1-SOFTW Progress 4GL
                                                                                           Development System; 1-HARDW HP
                                                                                           9000...Server, 128mb of Memory 2 etc


OH Secretary of State     7/21/97     AN82971       UCC-1       Security Federal S & L     Henredon Item C9386B Sofa-516B80252,
                                                                Ass                        Dimen 76"L x39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair-189-75535, Dimen 36"W
                                                                                           x 41"D x 38"H, Tag Warren/WA824; Stanley
                                                                                           Item 589-15-01 SQ Cocktail Table 356-
                                                                                           87857, Dimen 40"W x 40"D x


OH Secretary of State     8/7/97      AN87472       UCC-1       Dove Management            12-GA-G5-200 Professional PC Ser#
                                                                Services, Inc.             7257128, 7129, 7130, 7131, 7132, 7133,
                                                                                           7134, 7135, 7136, 7137, 7138, 7139;
                                                                                           12-17" Vivitron Monitor; 12-MS Office
                                                                                           Professional '95 on CD

                                                                                                                12/30/97

OH Summit County          5/13/96     504472        UCC-1(FX)   Security Federal S & L     EDP Equipment Schedule: 3-GA P 5133
                                                                Ass                        Professional PC; 3-20" Vivitron Color
                                                                                           Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                           Professional PC; 1-17" Vivitron Color
                                                                                           Monitor; 1 Office 95 on CD; 5-GA P5 133
                                                                                           Professional PC; 5-20" Vivitron Color
                                                                                           Monitor; 5 MSF etc

OH Summit County          7/9/96      506341        UCC-1(FX)   Security Federal S & L     1-HP Envisex Base Unit, 10MB Ram;
                                                                Ass                        1-Multimedia 19" Color X Station; 1-ADD
                                                                                           8MB DRAM; 1-HP-UX Keyboard; 1-Digitizing
                                                                                           Tablet; 1-ADD HP 16 MB Ram; 1-ME 10
                                                                                           Unix; 1-GDBPent 133P1B P5-133 Pro PC;
                                                                                           1-Office 95 Pro CD; 1-Monitor WW SON 20
                                                                                           VIV, 19.1" View etc

OH Summit County          7/11/96     506390        UCC-1(FX)   Security Federal S & L     Model #R05, 1-3x5 Bulb Former 5x7
                                                                Ass                        potential; 1 Lathe Bed; 1-Control Unit

OH Summit County          7/12/96     506483        UCC-1(FX)   Dove Management            Model #R105, 1-3x5 Bulb Former 5x7
                                                                Services, Inc.             potential; 1 Lathe Bed; 1-Control Unit

OH Summit County          7/12/96     506484        UCC-1(FX)   Dove Management            EDP Equipment Schedule: 3-GA P 5133
                                                                Services, Inc.             Professional PC; 3-20" Vivitron Color
                                                                                           Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                           Professional PC; 1-17" Vivitron Color
                                                                                           Monitor; 1-Office 95 on CD; 5-GA P5 133
                                                                                           Professional PC; 5-20" Vivitron Color
                                                                                           Monitor; 5-MSF etc

OH Summit County          7/24/96     506906        UCC-1(FX)   Dove Management            4-Model P5-166 Intel P5-166MHz,
                                                                Services, Inc.             Tower Case, KBD, Mouse, 32MB EDO DRAM,
                                                                                           1.44M 3.5" DSHD Floppy, 2.56GB EIDE Hard
                                                                                           Drive, CDROM-8X; 4-Soundblaster 16Bit
                                                                                           Sound Card-Speakers; 4-Ethernet Card
                                                                                           10/100; 4-Matrox Millenium Video
                                                                                           Card-4MB WRAM, 17" Vivitro etc

OH Summit County          7/24/96     506905        UCC-1(FX)   Security Federal S & L     4-Model P5-166 Intel P5-166MHz, Tower
                                                                Ass                        Case, KBD, Mouse, 32MB EDO DRAM, 1.44M
                                                                                           3.5" DSHD Floppy, 2.56GB EIDE Hard
                                                                                           Drive, CDROM-8X; 4-Soundblaster l6Bit
                                                                                           Sound Card-Speakers; 4-Ethernet Card
                                                                                           10/100; 4-Matrox Milllenium Video
                                                                                           Card-4MB WRAM, 17" Vivitro etc

OH Summit County          10/1/96     509001        UCC-1(FX)   Security Federal S & L     1-Rebuilt CHI-Fong Flare Machine Model #
                                                                Ass                        CRFA-12-H, 1-Rebuilt Badalex Stem
                                                                                           Machine*

OH Summit County          10/1/96     509002        UCC-1(FX)   Dove Management            1-Rebuilt CHI-Fong Flare Machine Model #
                                                                Services, Inc.             CRFA-12-H, 1-Rebuilt Badalex Stem Machine

OH Summit County          10/2/96     509031        UCC-1(FX)   Security Federal S & L     8-PS-166 Intel P5-166 MHZ, Tower Case,
                                                                Ass                        KBD, Mouse; 8-32MB EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8-Ethenet Card 10/100; 8
                                                                                           Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95 Installed,
                                                                                           MS Office Prof etc

                                                                                                                           12/30/97

OH Summit County          10/2/96     509032        UCC-1(FX)   Dove Management            8-PS-166 Intel P5-166 MHZ, Tower Case,
                                                                Services, Inc.             KBD, Mouse; 8-32MB EDO DRAM, 1.44M 3.5
                                                                                           DSHD Floppy, 2.0GB EIDE WD Hard Drive,
                                                                                           CDROM-8X; 8-Ethenet Card 10/100;
                                                                                           8 Matrox Millenium Video Card-4MB WRAM,
                                                                                           17" Vivitron Monitor, WIN '95 Installed,
                                                                                           MS Office Prof etc


OH Summit County          12/5/96     510990        UCC-1(FX)   Security Federal S & L     1-CM Furnance 10-0022-34D,
                                                                Ass                        346-36-1Z-240V-3PH 480V-3PE


OH Summit County          12/5/96     510991        UCC-1(FX)   Dove Management            1 CM Furnance 10-0022-34D,
                                                                Services, Inc.             346-36-1Z-240V-3PH 480V-3PH


OH Summit County          12/6/96     511013        UCC-1(FX)   Security Federal S & L     Attachment missing
                                                                Ass

OH Summit County          12/6/96     511014        UCC-1(FX)   Dove Management            Attachment missing
                                                                Services, Inc.

OH Summit County          12/27/96    511756        UCC-1(FX)   Security Federal S & L     11-P5-166 Pentium PC GDBPent166PIB
                                                                Ass                        Serial Nos 6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308,
                                                                                           3309; 11-MONO17010AAWW CrystalScan 700
                                                                                           Monitor (15.9 viewable);
                                                                                           11-SWRKIT125ABUS Office '95 Pro CD;
                                                                                           1-FFAHO1; Freight & Handling

OH Summit County          12/27/96    511757        UCC-1(FX)   Dove Management            11-P5-166 Pentium PC GDBPent166PIB
                                                                Services, Inc.             Serial Nos 6223299, 3300, 3301, 3302,
                                                                                           3303, 3304, 3305, 3306, 3307, 3308,
                                                                                           3309; 11-MONO17010AAWW CrystalScan 700
                                                                                           Monitor (15.9 viewable);
                                                                                           11-SWRKIT125ABUS Office '95 Pro CD;
                                                                                           1-FFAHO1; Freight & Handling

OH Summit County           4/18/97    21001204      UCC-1(FX)   Dove Management            P5-166 Professional Pentium PC,
                                                                Services, Inc.             SN GDBPENT166PIB; 10-P5-166
                                                                                           Midtower/GDB Ser # 6875988, 5989, 5990,
                                                                                           5991, 5992, 5993, 5994, 5995, 5996,
                                                                                           5997; 10 SWRKIT125AAUS/Microsoft 95;
                                                                                           10-MONO21005AAWW Vivitron 1100 Viewable
                                                                                           Area

OH Summit County           4/18/97    21001202      UCC-1(FX)   Dove Management            1-Allsteel Dedicated Truck for W459C From
                                                                Services, Inc.             Allsteel to Venture, Tag Warren/W459R;
                                                                                           1-Sandglo Item 1/4" Plate Glass
                                                                                           w/Polished Edges (2 pieces), Approx Dim
                                                                                           168"x48", Tag Warren/WA624; 15-
                                                                                           Allsteel Interchange Item AEP Panel Port,
                                                                                           Color Black, Tag etc

OH Summit County           4/18/97    21001203      UCC-1(FX)   Security Federal S & L     1-Allsteel Dedicated Truck for W459C From
                                                                Ass                        Allsteel to Venture, Tag Warren/W459R;
                                                                                           1-Sandglo Item 1/4" Plate Glass
                                                                                           w/Polished Edges (2 pieces), Approx Dim
                                                                                           168"x48", Tag Warren/WA624; 15-Allsteel
                                                                                           Interchange Item AEP Panel Port, Color
                                                                                           Black, Tag etc




                                                                                                                         12/30/97

OH Summit County           5/20/97    21002537      UCC-1(FX)   Dove Management            10-166 PIH, P5-166 Professional PC Ser#
                                                                Services, Inc.             GDBPENT166PIH 700797, 7798, 7799, 7800,
                                                                                           7801, 7802, 7803, 7804, 7805, 7806;
                                                                                           10-MONO17008AAWW Vivitron 700 Monitor
                                                                                           (15.9 viewable); 10 SWRKIT125AAUS,
                                                                                           Microsoft Office 95 Professional on CD;
                                                                                           1-FFAH01

OH Summit County           5/20/97    21002538      UCC-1(FX)   Security Federal S & L     10-166 PIH, P5-166 Professional PC Ser#
                                                                Ass                        GDBPENT166PIH 7007797, 7798, 7799, 7800,
                                                                                           7801, 7802, 7803, 7804, 7805, 7806;
                                                                                           10-MONO17008AAWW Vivitron 700 Monitor
                                                                                           (15.9 viewable); 10 SWRKIT125AAUS,
                                                                                           Microsoft Office 95 Professional on CD;
                                                                                           1-FFAH01

OH Summit County           5/21/97    21002574      UCC-1(FX)   Security Federal S & L     1-Electro Static Coater, MDL SCO-4000,
                                                                Ass                        Ser 10687-C, Spec-XM 0007

OH Summit County           5/21/97    21002575      UCC-1 (FX) Dove Management             1-Electro Static Coater, MDL
                                                               Services, Inc.              SCO-4000, Ser 10687-C, Spec-XM
                                                                                           0007

OH Summit County           6/19/97    21003748      UCC-1 (FX)  Dove Management            3-Allsteel Item APCF-6524N Non-Powered
                                                                Services, Inc.             Panel, Dimensions 65"x24", Fabric Grade
                                                                                           1 Roberts Ridge VV9RG, Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area A/
                                                                                           MKTING-Sales; 12-Allsteel Item APCF-6536
                                                                                           Powered Panel, Dimensions 65"x36",
                                                                                           Fabric Grade etc

OH Summit County           6/19/97    21003749      UCC-1(FX)   Security Federal S & L     3-Allsteel Item APCF-6524N Non-Powered
                                                                Ass                        Panel, Dimensions 65"x24", Fabric Grade
                                                                                           1 Roberts Ridge VV9RG, Paint Green Non-
                                                                                           Metallic, Tag Warren/W602A/Area A/
                                                                                           MKTING-Sales; 12-Allsteel Item
                                                                                           APCF-6536 Powered Panel, Dimensions
                                                                                           65"x36", Fabric Grade etc

OH Summit County           7/18/97    21005101      UCC-1(FX)   Security Federal S & L     15-SOFTW SYMIX V.40 User License; 1 SOFTW
                                                                Ass                        Migrate 8-Progress Users from SCO to HP
                                                                                           Enterprise Server & 8 Clients; 16 SOFTW
                                                                                           Progress User & Database Servers; 1
                                                                                           SOFTW Progress 4GL Development System; 1
                                                                                           HARDW Hewlett-Packard 9000 D210 Server,
                                                                                           128mb etc

OH Summit County           7/18/97    21005100      UCC-1(FX)   Dove Management            15-SOFTW SYMIX V.40 User License; 1 SOFTW
                                                                Services, Inc.             Migrate 8-Progress Users from SCO to HP
                                                                                           Enterprise Server & 8 Clients; 16 SOFTW
                                                                                           Progress User & Database Servers; 1
                                                                                           SOFTW Progress 4GL Development System; 1
                                                                                           HARDW Hewlett-Packard 9000 D210 Server,
                                                                                           128mb etc

OH Summit County           7/23/97    21005340      UCC-1(FX)   Security Federal S & L     1-Electro Static Coater, MDL SCO-400 C,
                                                                Ass                        Ser 10687-E, Spec-KM 0007

OH Summit County           7/23/97    21005341      UCC-1(FX)   Dove Management            1-Electro Static Coater, MDL SCO-400 C,
                                                                Services, Inc.             Ser 10687-E, Spec-KM 0007*

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
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
OH Summit County           7/31/97    21005652      UCC-1(FX)   Security Federal S & L     Henredon Item C9386B Sofa-516B-80252,
                                                                Ass                        Dimen 76"L x 39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair 189-75535, Dimen 36"W
                                                                                           x 41"D x 38"H, Tag Warren/WA824; Stanley
                                                                                           Item 589-15-01 SQ Cocktail Table 356-
                                                                                           87857, Dimen 40"W x 40" etc

OH Summit County           7/31/97    21005653      UCC-1(FX)  Dove Management             Henredon Item C9386B Sofa-516B-80252,
                                                                Services, Inc.             Dimen 76"L x 39"D x 35"H, Tag
                                                                                           Warren/WA824; Key City Item 313 Lose
                                                                                           Pillow Back Chair 189-75535, Dimen 36"W
                                                                                           x 41"D x 38"H, Tag Warren/WA824; Stanley
                                                                                           Item 589-15-01 SQ Cocktail Table 356-
                                                                                           87857, Dimen 40"W x 40" etc

OH Summit County           8/13/97    21006106      UCC-1(FX)   Dove Management            12-GA G5-200 Professional PC
                                                                Services, Inc.             Ser# 7257128, 7129, 7130, 7131,
                                                                                           7132, 7133, 7134, 7135, 7136, 7137, 7138,
                                                                                           7139; 12-17" Vivitron Monitor; 12-MS
                                                                                           Office Professional 95 on CD

APL ENGINEERED MATERIALS, INC.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------

IL  Secretary of State     8/14/91    2883308       UCC-1       The Champaign National     Rents re real estate
                                                                Bank

IL  Secretary of State     11/17/95   3471524       UCC-1       Aldrich Chemical           Ownership interest of Debtor in
                                                                Company, Inc.              Aldrich- APL, LLC

IL  Secretary of State     7/9/96     3562595       CONT        BankIllinois, Successor    Rents re real estate
                                                                The Champaign National
                                                                Bank

OH  Secretary of State     1/24/96    AM45283       UCC-1       Levetz Investments, Inc.   1-Beechcraft King Air 300, aircraft,
                                                                                           all parts & accessories
                                                                                           thereto, all instruments, accounts &
                                                                                           chattel paper arising
                                                                                           therefrom (including leases & conditional
                                                                                           sales contracts), & the
                                                                                           proceeds of all of the foregoing,
                                                                                           including proceeds in the etc









                                       8
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
                                                                                                                12/30/97



ENERGY-WISE LIGHTING, INC.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
OH  Secretary of State     11/18/94   AL43453       UCC-1        General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc

OH  Secretary of State     5/24/96    05249617301   AMEND        General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc

OH  Summit County          11/15/94   487528        UCC-1(FX)    General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc

OH  Summit County          6/5/96     487528        AMEND(FX)    General Electric          Inventory consisting of lamps & light
                                                                 Company GE Lighting       bulbs (including w/o limitation,
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories & parts
                                                                                           relating thereto), lighting fixtures
                                                                                           including parts & components etc


LIGHTING RESOURCES INTERNATIONAL, INC.
3000 Seneca Industrial Pkwy
Bellevue, OH 44811
Huron County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
OH  Huron County           5/15/97    77266         UCC-1(FX)   AT & T Capital Leasing     Sharp SD2060, Sharp SF2214, Sharp FO6500,
                                                                Services, Inc.             Sharp FO5400, Equipment Lease No 620826,
                                                                                           This transaction is a true lease & is
                                                                                           not intended by the parties as a secured
                                                                                           transaction. Filing is only intended to
                                                                                           make the true lease a matter of public
                                                                                           rec etc

OH  Secretary of State     4/26/96    AM68503       UCC-1       AT & T Credit              Definity & Intuity under lease No.5618813
                                                                Corporation                [illegible] & all attachments,
                                                                                           accessories, additions, substitutions,
                                                                                           products, replacements & rentals & a
                                                                                           right to use license for any software
                                                                                           related to any of the foregoing, &
                                                                                           proceeds therefrom etc


                                       9
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

                                                                                                                12/30/97

OH  Secretary of State     1/8/97     AN31531       UCC-1       Brennan Leasing            Yale Industrial Fork Lift Truck Model
                                                                Company                    GLC050DENUAE083, Ser No. N546824

OH  Secretary of State     5/5/97     AN61511       UCC-1       AT & T Capital Leasing     Sharp SD2060, Sharp SF2214, Sharp FO6500,
                                                                Services, Inc.             Sharp FO5400 - Equipment Lease No
                                                                                           00620826. This transaction is a true
                                                                                           lease & is not intended by the parties
                                                                                           as a secured transaction. Filing is
                                                                                           only intended to make the true lease a
                                                                                           matter of public etc
MICROSUN Technologies, Inc.
2307 East Aurora Rd, Suite One
Twinsburg, OH 44087
Summit County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
OH  Cuyahoga County        11/17/97   1402406       UCC-1(FX)   Sanwa Business Credit      1-New Mitsubishi Forklift Model: FG15B-LP
                                                                Corporation                S/N: AF31-51256 including, but not
                                                                                           limited to, all replacements, parts,
                                                                                           repairs, attachments & accessories
                                                                                           incorporated herein or affixed thereto
                                                                                           now owned or hereafter acquired


OH  Secretary of State     11/19/97   AP0004062     UCC-1       Sanwa Business Credit      [Attachment missing- not available]
                                                                Corporation

RUUD LIGHTING, INC.
9201 Washington Ave
Racine, WI 54406
Racine County, WI
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY              SECURITY
---------------------      ---------- -----------   ---------   -------------              --------
WI  Secretary of State     5/11/95    7501507516    UCC-1       General Electric           Inventory consisting of lamps & light
                                                                Company, GE Lighting       bulbs now or hereafter sold
                                                                                           or consigned to the debtor by General
                                                                                           Electric Company & A/R, contracts rights,
                                                                                           chattel paper, & any other right to the
                                                                                           payment of money & security therefore,
                                                                                           now or hereafter etc










                                       10
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

                                                                                                                12/30/97

SPECIALTY DISCHARGE LIGHTING, INC.
101 Shawnee Dr
Bellevue, OH 44811
Huron County, OH
GS/CA: Yes / No

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY             SECURITY
---------------------      ---------- -----------   ---------   -------------             --------

OH  Huron County           6/17/96     75404         UCC-1(FX)   AT & T Capital Leasing   P5-133 Pro Gateway 2000, P5-150
                                                                 Services, Inc.           Gateway 2000. Equipment Lease
                                                                                          No.00561731. This transaction is a true
                                                                                          lease & is not intended by the parties
                                                                                          as a secured transaction. Filing is
                                                                                          only intended to make the true lease a
                                                                                          matter of public record. Etc

OH  Secretary of State     8/30/93     AK43106       UCC-1       AT & T Capital           HP-54600A Digital Oscilloscope
                                                                 Corporation              S/N 3227A07440; HP 54650A
                                                                                          HP-IB Interface S/N 3230A03925;
                                                                                          TEK P6015A High Voltage Probe S/N
                                                                                          B010117

OH  Secretary of State     6/17/96     AM81510       UCC-1       AT & T Capital Leasing   P5-133 Pro Gateway 2000, P5-150
                                                                 Services, Inc.           Gateway 2000. Equipment Lease No.
                                                                                          00561731. This transaction is a true
                                                                                          lease & is not intended by the parties
                                                                                          as a secured transaction. Filing is
                                                                                          only intended to make the true lease a
                                                                                          matter of public record. etc

THE LIGHT SOURCE, INC.
32000 Aurora Rd
Solon, OH 44139
Cuyahoga County, OH
GS/CA: Yes / No

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY             SECURITY
---------------------      ---------- -----------   ---------   -------------             --------
OH  Secretary of State     7/13/95    AM00017       UCC-1       Osram Sylvania, Inc.      All Osram Sylvania [illegible]...
                                                                                          manufactured and/or branded...
                                                                                          merchandise inventory including...
                                                                                          bulbs, flourscent lamps, headlamps..
                                                                                          carbide, glass, etc regardless of
                                                                                          type...or hereafter acquired & any A/R
                                                                                          created or proceeds received as a etc


VENTURE LIGHTING INTERNATIONAL, INC.
32000 Aurora Rd
Solon, OH 44139
Cuyahoga County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED      DATE FILED FILE NUMBER   ITEM TYPE   SECURED PARTY             SECURITY
---------------------      ---------- -----------   ---------   -------------             --------
OH  Cuyahoga County        5/17/91    1197400       CONT(FX)    Philips Lighting Co.     Computer print-out no detail


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
                                                                                                            12/30/97
OH Cuyahoga County         5/17/91    1023621       UCC-1(FX)   Philips Lighting Co.       Computer print-out no detail
OH Cuyahoga County          9/8/93    1259219       UCC-1(FX)   Yale Financial Serv. Inc.  Computer print-out no detail
OH Cuyahoga County        10/28/93    1263708       UCC-1(FX)   Xerox Corp.                Computer print-out no detail
OH Cuyahoga County        11/29/93    1266087       UCC-1(FX)   General Electric Co.       Computer print-out no detail
OH Cuyahoga County         6/30/94    1284365       CONT(FX)    Siemens Credit Corp.       Computer print-out no detail
OH Cuyahoga County         6/30/94    1149137       UCC-1(FX)   Siemens Credit Corp.       Computer print-out no detail
OH Cuyahoga County         2/24/95    1305407       UCC-1(FX)   IBM Credit Corp.           Computer print-out no detail
OH Cuyahoga County         2/24/95    1305420       UCC-1(FX)   IBM Credit Corp.           Computer print-out no detail
OH Cuyahoga County         4/14/95    1309620       UCC-1(FX)   General Electric Capital   Computer print-out no detail
                                                                Computer

OH Cuyahoga County         7/13/95    1317922       UCC-1(FX)   Osram Sylvania, Inc.       Computer print-out no detail
OH Cuyahoga County         9/13/95    1323196       UCC-1(FX)   American Financial         Computer print-out no detail
                                                                Resources, Inc.
OH Cuyahoga County         7/23/96    1349905       UCC-1(FX)   Security Federal S & L     1-HP Envisex Base Unit, 10MB RAM; 1-
                                                                Ass                        Multimedia 19" Color X Station;
                                                                                           1-ADD 8MB DRAM; 1-HP-UX
                                                                                           Keyboard; 1-Digitizing Tablet; 1-ADD HP
                                                                                           16 MB RAM; 1-ME 10 Unix; 1 GDBPent
                                                                                           133P1B P5-133 Pro PC; 1-Office 95 Pro CD;
                                                                                           1-Monitor WW SON 20 VIV, 19.1" View; etc

OH Cuyahoga County         7/23/96    1349902       UCC-1(FX)   Security Federal S & L     4-Model P5-166 Intel P5-166MHZ, Tower
                                                                Ass                        Case, KBD, Mouse, 32MB EDO DRAM, 1.44M,
                                                                                           3.5" DSHD Floppy, 2.5GB EIDE Hard Drive,
                                                                                           CDROM-8X; 4-Soundblaster 16 Bit Sound
                                                                                           Card-Speakers;4-Ethernet Card 10/100;
                                                                                           4-Matrox Millenium Video Card4-MB WRAM,
                                                                                           17" Vivitr etc

OH Cuyahoga County         7/23/96    1349903       UCC-1(FX)   Security Federal S & L     Model #R105, 1-3x5 Bulb Former 5x7
                                                                Ass                        potential; 1-Lathe Bed; 1-Control Unit

OH Cuyahoga County         7/23/96    1349904       UCC-1(FX)   Security Federal S & L     EDP Equipment Schedule: 3-GA P 5133
                                                                Ass                        Professional PC; 3-20" Vivitron Color
                                                                                           Monitor; 3-Office 95 on CD; 1-GA P5-133
                                                                                           Professional PC; 1-17" Vivitron Color
                                                                                           Monitor; 1-Office 95 on CD; 5-GA P5-133
                                                                                           Professional PC; 5-20" Vivitron Color
                                                                                           Monitor; 5-MSF etc.

OH Cuyahoga County         10/2/96    1355623       UCC-1(FX)   Security Federal S & L     8-PS-166 Intel P5-166MHZ; Tower Case,
                                                                Ass                        KBD; Mouse; 8-32MB EDO DRAM, 1.44M 3.5 DS
                                                                                           HD Floppy, 2.0GB Eide WD
                                                                                           Hard Drive, CDROM-8X; 8-Ethenet
                                                                                           Card 10/100; 8-Matrox Millenium
                                                                                           Video Card-4MB WRAM, 17" Vivitron
                                                                                           Monitor, WIN '95-Installed, MS Office
                                                                                           Prof etc


                                                                                                                        12/30/97
OH Cuyahoga County         10/7/96      1355917     UCC-1(FX)   Security Federal S & L     Rebuilt CHI-Fong Flare Machine Model
                                                                Ass                        #CRFA-12-H; Rebuilt Badalex Stem Machine

OH Cuyahoga County         11/27/96     1360246     UCC-1(FX)   American Financial         1-Ricoh 8680 Copier System, This is a
                                                                Resources                  lease transaction & is being filed for
                                                                                           notification purposes only

OH Cuyahoga County         12/3/96      1360566     UCC-1(FX)   Security Federal S & L     1-CM Furnance 10-0022-34D,
                                                                Ass                        346-36-1Z-240V-3PH 480V-3PE


OH Cuyahoga County         12/5/96      1360945     UCC-1(FX)   Security Federal S & L     Computer print-out no detail
                                                                Ass

OH Cuyahoga County          1/2/97      1363450     UCC-1(FX)   Security Federal S & L     11-P5-166 Pentium PC, GDBPENT166IB Serial
                                                                Ass                        Nos-6223299, 3300, 3301, 3302, 3303,
                                                                                           3304, 3305, 3306, 3307, 3308, 3309; 11-
                                                                                           MONO17010AAWW CrystalScan700 Monitor
                                                                                           (15.9 viewable); 11-SWRKIT125ABUS
                                                                                           Office 95 Pro CD; 1 FFAH01, Freight &
                                                                                           handling

OH Cuyahoga County        11/21/97      1402905     UCC-1(FX)   American Financial         1 Ricoh 8680 Copier, This is a lease
                                                                Resources                  transaction& is being filed for
                                                                                           notification purposes only.
                                                                                           LS#4557252

OH Secretary of State       9/7/93      AK44159     UCC-1       Yale Financial Services,   (1) Used Yale Forklift ERC030A w/battery
                                                                Inc.                       charger, & all accessions, additions,
                                                                                           replacements, & substitutions thereto &
                                                                                           therefor, & all proceeds including
                                                                                           insurance proceeds, thereof

OH Secretary of State     11/29/93      AK61791     UCC-1       General Electric           Inventory consisting of lamps & light
                                                                Company GE Lighting        bulbs (including w/o limitation
                                                                                           incandescent, fluorescent, high
                                                                                           intensity discharge, quartz, photo,
                                                                                           miniature, holiday & accessories &
                                                                                           parts relating thereto), lighting
                                                                                           fixtures including parts & components etc

OH Secretary of State      2/22/95      AL64948     UCC-1       IBM Credit Corp.           All computer, information processing, &
                                                                                           other peripheral equipment & goods
                                                                                           referenced on IBM Supplement # 205504
                                                                                           dated 2/16/95 Qty Description
                                                                                           017-Gateway 486DX-66 (2/17/95) 9405345
                                                                                           UCC Log No. CPQZ4205504

OH Secretary of State      2/22/95      AL65116      UCC-1      IBM Credit Corp.           All computer, information processing,
                                                                                           & other peripheral equipment & goods
                                                                                           referenced on IBM Supplement #205360
                                                                                           dated 2/16/95 Qty Description 001-Apple
                                                                                           Powerbook 520 160MB 008-Apple Quadra 630
                                                                                           33MHZ (2/17/95) 9405345 UCC Log No.
                                                                                           CPQZ4205360

OH Secretary of State      4/14/95      AL77868      UCC-1       General Electric Capital  Equipment Schedule 1 to Master Equipment
                                                                 Computer Leasing          Lease Agreement dated as of 1/20/95:
                                                                 Corporation               1-Hewlett Packard 9000/A4090A Base CPU,
                                                                                           1-Apple Powerbook Duo












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
                                                                                                               12/30/97
JUDSDICTION SEARCHED    DATE FILED   FILE NUMBER    ITEM TYPE   SECURED PARTY             SECURITY
--------------------    ----------   ----------     ---------   -------------             ---------

OH  Secretary of State   7/13/95      AM00016        UCC-1      Osram Sylvania, Inc.      All OSRAM Sylvania Inc. and/or affiliates
                                                                                          manufactured and/or branded (Sylvania
                                                                                          Osram/Sylvania Lighting Services
                                                                                          [illegible]...inventory including...
                                                                                          bulbs, flourescent lamps... wire...
                                                                                          received as a result of the sale of such
                                                                                          merchandise inventory

OH  Secretary of State   9/11/95      AM13649        UCC-1      American Financial        1-Ricoh 6655 Copier. This is a Lease
                                                                Resources                 Transaction & is being filed
                                                                                          for notification purposes only

OH  Secretary of State   1/24/96      AM45284        UCC-1      Levetz Investments, Inc.  1-Beechcraft King Air 300, aircraft, all parts & accessories thereto, all
                                                                                          instruments, accounts & chattel paper
                                                                                          arising therefrom (including leases &
                                                                                          conditional sales contracts) & the
                                                                                          proceeds of all the foregoing, including
                                                                                          proceeds in the etc

OH  Secretary of State   7/15/96      AM88264        UCC-1      Security Federal S & L    Model #R105, 1-3x5 Bulb Former 5x7
                                                                Ass                       Potential; 1-Lathe Bed; 1-Control Unit

OH  Secretary of State   7/26/96      AM91048        UCC-1      Security Federal S & L    4-Model P5-166 Intel...; 4-Soundblaster
                                                                Ass                       16 Bit...; 4-Ethenet Card 10/100;
                                                                                          4-Matrox Millenium Video Card 4MB
                                                                                          WRAM...; 4-21" Vivitron Upgrade;
                                                                                          4-NT Workstation Upgrade 3.51;
                                                                                          4-Shipping Configuration

OH  Secretary of State   10/4/96      AN08068        UCC-1      Security Federal S & L    8-PS-166 Intel P5-166MHZ, Tower Case, KBD,
                                                                Ass                       Mouse; 8-32MB EDO DRAM, 1.44M 3.5 DSHD
                                                                                          Floppy, 2.0GB...WD Hard Drive, CDROM
                                                                                          8X; 8 Ethenet Card 10/100; 8-Matrox
                                                                                          Millenium Video Card-4MB WRAM, 17"
                                                                                          Vivitron Monitor, WIN '95 Installed, MS
                                                                                          Office Prof etc.

OH  Secretary of State   10/7/96      AN08873        UCC-1      Security Federal S & L    Rebuilt CHI-FONG Flare Machine Model
                                                                Ass                       # CRFA-12-H; Rebuilt Badalex Stem
                                                                                          Machine

OH  Secretary of State   12/4/96      AN23136        UCC-1      Security Federal S & L    1-CM Furnance 10-0022-34D,
                                                                Ass                       346-36-1Z-240V-3PH 480V-3PE

OH  Secretary of State   12/10/96     AN24590
                                                     UCC-1      American Financial        1-Ricoh 8680 Copier System - This is a
                                                                Resources                 lease transaction & is being filed for
                                                                                          notification purposes only

OH  Secretary of State   12/11/96     AN25034
                                                     UCC-1      Security Federal S & L    4-Allsteel Interchange Item APCF4130N
                                                                Ass                       Panel Complete Non-Powered, dimensions
                                                                                          41"x30", Group 2 Avalon AV9V5 Northern
                                                                                          Lights, Paint P92 PUMICE, Tag
                                                                                          Warren/W459C; 12-ALLSteel Interchange
                                                                                          Item APCF4148P Panel Complete, Powered,
                                                                                          Dimensions 41"x48", etc

OH  Secretary of State   12/27/96     AN28792        UCC-1      Security Federal S & L    11-PS-166 Pentium PC, Serial Nos.
                                                                Ass                       GDBPENT166PIB 6223299, 3300, 3301, 3302,
                                                                                          3303, 3304, 3305, 3306, 3307, 3308,
                                                                                          3309; 11-MONO17010AAWW CrystalScan700
                                                                                          Monitor (15.9) viewable);
                                                                                          11-SWRKIT125ABUS Office '95 Pro CD;
                                                                                          1-FFAH01; Freight & Handling


                                                                                                                12/30/97

WEB DESIGN ASSOCIATES, INC.
275 Martinel Dr., Suite 2A
Kent, OH 44240
Portage County, OH
GS/CA: Yes / Yes

JURISDICTION SEARCHED    DATE FILED   FILE NUMBER    ITEM TYPE   SECURED PARTY             SECURITY
---------------------    ----------   ----------     ---------   -------------             ---------
OH  Portage County      2/11/93      113476         UCC-1(FX)    Dana Commercial Credit   SGI Iris Indigo 4000, Pro Engineer
                                                                 Corporation              Designer Package


OH  Secretary of State  2/13/93      AH98379        UCC-1        Dana Commercial Credit   SGI Iris Indigo 4000, Pro Engineer
                                                                 Corporation              Designer Package



                                     ANNEX B
                                       to
                               SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

====================================================================================================================================
ASSIGNOR                               TAX I.D. NO.                  ADDRESS
====================================================================================================================================
Advanced Lighting Technologies, Inc.                                 2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

APL Engineered Materials, Inc.                                       2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Venture Lighting International, Inc.                                 32000 Aurora Road
                                                                     Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

Specialty Discharge Lighting, Inc.                                   101 Shawnee Drive
                                                                     Bellevue, Ohio 44811
------------------------------------------------------------------------------------------------------------------------------------

Lighting Resources International, Inc.                               3000 Seneca Industrial Parkway
                                                                     Bellevue, Ohio 44811
------------------------------------------------------------------------------------------------------------------------------------

Metal Halide Technologies, Inc.                                      32000 Aurora Road
                                                                     Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

The Light Source, Inc.                                               32000 Aurora Road
                                                                     Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

Energy-Wise Lighting, Inc.                                           2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

HID Direct, Inc.                                                     2307 East Aurora Road
a/k/a Lampway                                                        Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Bright Ideas Advertising and Design, Inc.                            8500 Station Street, Suite 275
                                                                     Mentor, Ohio 44060
------------------------------------------------------------------------------------------------------------------------------------

Metal Halide Controls, Inc.                                          1893 E. Aurora Road
a/k/a Current Industries, Inc.                                       Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

HID Recycling, Inc.                                                  32000 Aurora Road
                                                                     Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

MICROSUN Technologies, Inc.                                          2307 E. Aurora Road
a/k/a Web Design                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Energy Efficient Products, Inc.                                      3000 Seneca Industrial Parkway
                                                                     Bellevue, Ohio 44811
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
ASSIGNOR                               TAX I.D. NO.                  ADDRESS
====================================================================================================================================
Bio Light, Inc.                                                      2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Ballastronix (Delaware), Inc.                                        c/o CT Corp. (Agent)
                                                                     1209 Orange Street
                                                                     Wilmington, Delaware 19801
------------------------------------------------------------------------------------------------------------------------------------

ADLT Services, Inc.                                                  2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Advanced Lighting Systems, Inc.                                      2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Advanced Acquisitions, Inc.                                          2307 East Aurora Road
                                                                     Suite One
                                                                     Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                                  9201 Washington Avenue
                                                                     Racine, Wisconsin 54406
------------------------------------------------------------------------------------------------------------------------------------

                                     ANNEX C
                                       to
                               SECURITY AGREEMENT



                              SCHEDULE OF EQUIPMENT
                             AND INVENTORY LOCATIONS



====================================================================================================================================
ASSIGNOR                                                                        ADDRESS
====================================================================================================================================
Advanced Lighting Technologies, Inc.                        2307 East Aurora Road
                                                            Suite One
                                                            Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

APL Engineered Materials, Inc.                              2307 East Aurora Road
                                                            Suite One
                                                            Twinsburg, Ohio 44087

                                                            2401 North Willow Road
                                                            Urbana, Illinois 61801-7332
------------------------------------------------------------------------------------------------------------------------------------

Venture Lighting International, Inc.                        32000 Aurora Road
                                                            Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

Specialty Discharge Lighting, Inc.                          101 Shawnee Drive
                                                            Bellevue, Ohio 44811
------------------------------------------------------------------------------------------------------------------------------------

Lighting Resources International, Inc.                      3000 Seneca Industrial Parkway
                                                            Bellevue, Ohio 44811
------------------------------------------------------------------------------------------------------------------------------------

Metal Halide Technologies, Inc.                             32000 Aurora Road
                                                            Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

The Light Source, Inc.                                      32000 Aurora Road
                                                            Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

Energy-Wise Lighting, Inc.                                  2307 East Aurora Road
                                                            Suite One
                                                            Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

DID Direct, Inc.                                            2307 East Aurora Road
                                                            Suite One
                                                            Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Bright Ideas Advertising and Design, Inc.                   8500 Station Street, Suite 275
                                                            Mentor, Ohio 44060
------------------------------------------------------------------------------------------------------------------------------------

Metal Halide Controls, Inc.                                 1893 E. Aurora Road
a/k/a Current Industries, Inc.                              Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

HID Recycling, Inc.                                         32000 Aurora Road
                                                            Solon, Ohio 44139
------------------------------------------------------------------------------------------------------------------------------------

MICROSUN Technologies, Inc.                                 1667 East 40th Street
                                                            Cleveland, Ohio 44103
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
ASSIGNOR                                                                        ADDRESS
====================================================================================================================================
Energy Efficient Products, Inc.                             3000 Seneca Industrial Parkway
                                                            Bellevue, Ohio 44811
------------------------------------------------------------------------------------------------------------------------------------

Bio Light, Inc.                                             2307 East Aurora Road
                                                            Suite One
                                                            Twinsburg, Ohio 44087
------------------------------------------------------------------------------------------------------------------------------------

Ballastronix (Delaware), Inc.                               None
------------------------------------------------------------------------------------------------------------------------------------

ADLT Services, Inc.                                         None
------------------------------------------------------------------------------------------------------------------------------------

Advanced Lighting Systems, Inc.                             7830 East Evans Road
                                                            Scottsdale, Arizona 85360
------------------------------------------------------------------------------------------------------------------------------------

Advanced Acquisitions, Inc.                                 None
------------------------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                         9201 Washington Avenue
                                                            Racine, Wisconsin 54406

                                                            CERTAIN INVENTORY
                                                            ALSO LOCATED ON PREMISES OF:
                                                            Accu-turn Incorporated
                                                            1375 Industrial Park Drive
                                                            P.O. Box 36
                                                            Union Grove, Wisconsin 53182
------------------------------------------------------------------------------------------------------------------------------------

                                     ANNEX D
                                       to
                               SECURITY AGREEMENT



                     SCHEDULE OF TRADE AND FICTITIOUS NAMES



Name                                                          Jurisdiction Where Used
----                                                          -----------------------
Metal Halide Controls, Inc.
a/k/a Current Industries, Inc.                                         Ohio

Bright Ideas Advertising and Design, Inc.
d/b/a Bright Ideas, Inc.                                               Ohio

HID Direct, Inc.
d/b/a Lampway                                                          Ohio

MICROSUN Technologies, Inc.
d/b/a Web Design                                                       Ohio

                                     ANNEX E
                                       to
                               SECURITY AGREEMENT



                                SCHEDULE OF MARKS


====================================================================================================================

          Registered Owner                               Mark                         U.S. Registration No.

--------------------------------------------------------------------------------------------------------------------
Advanced Lighting Technologies, Inc.                    PRO ARC                           Reg. 1,351,568
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                   VLI LOGO                           Reg. 1,357,882
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.               VENTURE LIGHTING                       Reg. 1,396,659
                                                    INTERNATIONAL
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                    VENTURE                           Reg. 1,707,980
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                 ENERGY MASTER                        Reg. 1,715,439
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                   WHITE LUX                          Reg. 1,730,895
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                 SUPER PRO-ARC                        Reg. 1,771,290
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                 Recycle Logo                         Reg. 1,965,660
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                   MICROSUN                           Reg. 2,099,921
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                 Microsun Logo                        Reg. 2,103,892
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting Technologies, Inc.                  WYNDAM HALL                         Reg. 2,104,141
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                  After Sunset                         Reg. 1,381,231
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                 B Beta Lighting                       Reg. 1,768,007
                                                     (and Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                    Deltagard                          Reg. 1,847,653
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.                                      Luma                             Reg. 1,317,963
--------------------------------------------------------------------------------------------------------------------

                                     ANNEX F
                                       to
                               SECURITY AGREEMENT





                      SCHEDULE OF PATENTS AND APPLICATIONS



====================================================================================================================
                                                               U. S. PATENT NO.             PATENT ISSUE DATE
                                                                     OR                             OR
          OWNER                          TITLE                   APPLICATION             APPLICATION FILING DATE
                                                                 SERIAL NO.
--------------------------------------------------------------------------------------------------------------------
Venture Lighting               Horizontal Burning Metal     Patent 5,055,740            October 8, 1991
International, Inc.            Halide Lamp
--------------------------------------------------------------------------------------------------------------------

Venture Lighting               Partially Frosted Lamp       Des. Patent 299,547         January 29, 1989
International, Inc.
--------------------------------------------------------------------------------------------------------------------

Venture Lighting               Electrodes for Single        Patent 5,051,655            September 34, 1991
International, Inc.            Ended Arch Discharge Tubes
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              A Fluorescent Lamp           S.N. 08/299,292             April 4, 1997
Technologies, Inc.             Containing a Mercury Zinc
                               Amalgam and A Method of
                               Manufacture
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              A Fluorescent Lamp           08/833,292                  September 1, 1994
Technologies, Inc.             Containing a Mercury Zinc    (Div. of 8/299,292)
                               Amalgam and A Method of
                               Manufacture
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Strengthening Agent For      S.N. 08/702,031             August 23, 1996
Technologies, Inc.             Metal Halide Particles And
                               Improved Lamp Fill Material
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Metal Halide Lamps And       S.N. 08/645,115             March 13, 1996
Technologies, Inc.             Method of Manufacture
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Methods of Strengthening     S.N. 08/702,038             October 9, 1996
Technologies, Inc.             Metal Halide Particles,
                               And Improved Lamp Fill
                               Material
--------------------------------------------------------------------------------------------------------------------

Venture Lighting               Horizontal Burning Metal     Patent 5,539,271            July 23, 1996
International, Inc.            Halide Lamp
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
                                                               U. S. PATENT NO.             PATENT ISSUE DATE
                                                                     OR                             OR
          OWNER                          TITLE                   APPLICATION             APPLICATION FILING DATE
                                                                 SERIAL NO.
--------------------------------------------------------------------------------------------------------------------
Venture Lighting               High Intensity Arc           Patent 5,550,422            August 27, 1996
International, Inc.            Discharge Lamp Having Clip
                               Member To Secure Base To
                               Outer Lamp Envelope
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Metal Halide Discharge       S.N. 08/457,570             June 1, 1995
Technologies, Inc.             Lamp Producing A Non-White
                               Color
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Metal Halide Arc Discharge   S.N. 08/600,262             February 12, 1996
Technologies, Inc.             Having Improved Operating
                               Circuitry
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Auxiliary Lighting Control   S.N. 08/899,881             July 24, 1997
Technologies, Inc.             Circuit And Method For A
                               HID Lamp Lighting System
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Unitary Socket/Electronics   S.N. 08/958,933             October 28, 1997
Technologies, Inc.             Assembly Module For A
                               Metal Halide Lamp
--------------------------------------------------------------------------------------------------------------------

Advanced Lighting              Lampholder Assembly With     S.N. 29/078,976             November 5, 1997
Technologies, Inc.             An Integral Ballast
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Floodlight                   Patent 4,689,729            August 25, 1987
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Floodlight With Improved     Patent 4,709,312            November 24, 1987
                               Reflector System
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Floodlight Structure         D 333,009                   February 2, 1993
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Floodlight Structure         D 340,304                   October 12, 1993
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Floodlight Structure         D 343,022                   January 4, 1994
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Improved Bollard Luminaire   Patent 5,105,347            April 14, 1992
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Floodlight (Design)          D 344,604                   February 22, 1994
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Optical System For           Patent 5,345,369            September 6, 1994
                               Lamp-Mounting Elongate
                               Roof Fixture
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
                                                               U. S. PATENT NO.             PATENT ISSUE DATE
                                                                     OR                             OR
          OWNER                          TITLE                   APPLICATION             APPLICATION FILING DATE
                                                                 SERIAL NO.
--------------------------------------------------------------------------------------------------------------------
Ruud Lighting, Inc.            Electrical Distribution      Patent 4,655,520            April 7, 1987
                               System And Connector
                               Therefor
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Outdoor Lighting Fixture     D 352,126                   November 1, 1994
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Improved Apparatus And       Patent 5,451,843            September 19, 1995
                               Method For Providing
                               Bilevel Illumination
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Lighting                     Patent 5,375,045            December 20, 1994
                               System/Illuminating Roof
                               Portions Having Disparate
                               Slopes
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Electrical Apparatus With    Patent 5,556,047            October 15, 1994
                               Noise-Suppressing Feature
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Replacement Transformer      D 383,114                   September 2, 1997
                               for Track Lighting (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Replacement Low Voltage      D 373,841                   September 17, 1996
                               Light for Track Lighting
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Replacement Low Voltage      D 373,206                   August 27, 1996
                               Light for Track Lighting
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Prismatic Area Light         D 382,363                   August 12, 1997
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Prismatic Area Light         D 386,275                   November 11, 1997
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Prismatic Area Light         D 385,053                   October 14, 1997
                               (Design)
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Improved Lighting-Fixture    S.N. 08/801,902             Amendment filed 2/14/97
                               Support Pole
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Improved In-Ground           S.N. 08/874,134             Filed 6/13/97
                               Lighting Apparatus And
                               Related Method
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.            Improved Canopy Light And    S.N. 08/899,350             Filed 7/24/97
                               Related Method
--------------------------------------------------------------------------------------------------------------------

                                     ANNEX G
                                       to
                               SECURITY AGREEMENT




                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS


Subject                                              Copyright No.         File Date        Grant Date        Expires
-------                                              -------------         ---------        ----------        -------
1989, 1990/91, 1993, 1996 &
1997 Ruud Catalogs                                                          9/22/97

Copyright for Ruud 1994-95
Catalog                                               TX4-226-140           3/13/96           3/25/96         1/21/69

                                   EXHIBIT E-1









                          ----------------------------

                                     FORM OF

                                PLEDGE AGREEMENT

                          ----------------------------

================================================================================




                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                  AS A PLEDGOR

                                       AND

                         THE OTHER PLEDGORS NAMED HEREIN

                                      WITH


                               NATIONAL CITY BANK,
                         AS COLLATERAL AGENT, AS PLEDGEE









                          -----------------------------

                                PLEDGE AGREEMENT

                                   DATED AS OF
                                 JANUARY 2, 1998

                          -----------------------------




================================================================================

                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT, dated as of January 2, 1998 (as amended, modified, or supplemented from time to time, "THIS AGREEMENT"), made by each of the undersigned (each, together with its successors and assigns, a "PLEDGOR" and collectively, the "PLEDGORS"), in favor of NATIONAL CITY BANK, a national banking association, as Collateral Agent (herein, together with its successors and assigns in such capacity, the "PLEDGEE"), for the benefit of the Secured Creditors (as defined below):


         PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Agreement is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Advanced Lighting Technologies, Inc., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the financial institutions named as lenders therein, and National City Bank, as the Administrative Agent for the Lenders (as defined in the Credit Agreement), providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $85,000,000, with such loans or advances being evidenced by promissory notes (the "NOTES", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) The Borrower or any of its Subsidiaries may from time to time be party to one or more Designated Hedge Agreements (as defined in the Credit Agreement). Any institution that participates, and in each case their subsequent assigns, as a counterparty to any Designated Hedge Agreement (collectively, the "HEDGE CREDITORS"; and the Hedge Creditors together with the Lenders, collectively the "SECURED CREDITORS"), shall benefit hereunder as herein provided.

         (4) Pursuant to the Subsidiary Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty).

         (5) It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement.

         (6) Each Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

         NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

         1. SECURITY FOR OBLIGATIONS.

         This Agreement is made by each Pledgor to the Pledgee, for the benefit of the Secured Creditors, to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) of such Pledgor to the Lenders, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit

         Documents to which such Pledgor is a party (including without limitation (x) in the case of the Borrower, all such obligations and indebtedness of the Borrower under the Credit Agreement and (y) in the case of each other Pledgor, all such obligations and indebtedness under the Subsidiary Guaranty to which such Pledgor is a party which relate to any of the foregoing), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations and liabilities under this clause (i), being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor or other Subsidiary of the Borrower now existing or hereafter incurred under, arising out of or in connection with any Designated Hedge Agreement with any of the Secured Creditors including, in the case of Pledgors other than the Borrower, all obligations of such Pledgor under the Subsidiary Guaranty in respect of any Designated Hedge Agreement, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "HEDGE OBLIGATIONS");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (to the extent provided for in the Credit Documents); and

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default (as such term is defined in the Security Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs.

All such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this section 1 being herein collectively called the "OBLIGATIONS", it being acknowledged and agreed that the "OBLIGATIONS" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.


         2. CERTAIN DEFINITIONS; INITIAL REPRESENTATIONS, ETC.

         2.1. DEFINITIONS. As used herein:

                  "BORROWER" shall have the meaning provided in the Preliminary Statements.

                  "CREDIT AGREEMENT" shall have the meaning provided in the Preliminary Statements.

                  "CREDIT DOCUMENT OBLIGATIONS" shall have the meaning provided in clause (i) of section 1.

                  "EQUITY INTERESTS" shall mean (i) all of the partnership interests in a general or limited partnership at any time owned or held by any Pledgor, and (ii) all of the membership interests in a limited liability company at any time owned or held by any Pledgor.

                  "FOREIGN CORPORATION" shall mean a corporation that is not organized under the laws of the United States or any State or territory thereof.

                  "HEDGE CREDITORS" shall have the meaning provided in the Preliminary Statements.

                  "HEDGE OBLIGATIONS" shall have the meaning provided in clause
         (ii) of section 1.

                  "INTERCOMPANY AND THIRD PARTY NOTES" shall mean all promissory notes from time to time issued to, or held by, any Pledgor.

                  "NOTICED EVENT OF DEFAULT" shall mean (i) an Event of Default specified in section 10.1(g) of the Credit Agreement and (ii) any other Event of Default under the Credit Agreement in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a Noticed Event of Default.

                  "OBLIGATIONS" shall have the meaning provided in section 1.

                  "PLEDGED ENTITY" shall mean the issuer of any Equity
         Interests.

                  "PLEDGED EQUITY INTERESTS" shall mean all Equity Interests at any time pledged or required to be pledged under this Agreement.

                  "PLEDGED NOTES" shall mean all Intercompany and Third Party Notes at any time pledged or required to be pledged under this Agreement.

                  "PLEDGED SECURITIES" shall mean all Pledged Stock and all Pledged Notes.

                  "PLEDGED STOCK" shall mean all Stock at any time pledged or required to be pledged under this Agreement.

                  "SECURED CREDITORS" shall have the meaning provided in the Preliminary Statements.

                  "SECURED DEBT AGREEMENT" shall have the meaning provided in section 5.

                  "SECURITIES" shall mean all of the Stock and Intercompany and Third Party Notes.

                  "STOCK" shall mean (i) all of the issued and outstanding shares of stock of any corporation (other than a Foreign Corporation) at any time directly owned by any Pledgor; and (ii) all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor, PROVIDED that such Pledgor shall not be required to pledge hereunder (and the term "STOCK" shall not include) more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

                  "TERMINATION DATE" shall have the meaning provided in section 18(a).

         2.2. REPRESENTATIONS AND WARRANTIES AS TO COLLATERAL INITIALLY PLEDGED HEREUNDER. Each Pledgor represents and warrants that on the date hereof:

                  (a) each Material Subsidiary of such Pledgor and the direct ownership thereof is listed on Annex A hereto;

                  (b) the Stock owned by it which is pledged hereunder consists of the number and type of shares of the stock of the corporations described in Annex B hereto as being owned by it;

                  (c) such Pledgor is the holder of record and sole beneficial owner of such Stock;

                  (d) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto;



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



                  (e) the Intercompany and Third Party Notes held by such Pledgor consist of the promissory notes described in Annex C hereto;

                  (f) the Equity Interests held by such Pledgor which is pledged hereunder constitutes that percentage of the entire interest of each Pledged Entity as is set forth on Annex D hereto; and

                  (g) on the date hereof, such Pledgor owns or possesses no other Securities or Equity Interests required to be pledged hereunder.


         3. PLEDGE OF SECURITIES, GRANT OF SECURITY INTERESTS, ETC.

         3.1. PLEDGE. To secure the Obligations and for the purposes set forth in section 1, each Pledgor hereby pledges and grants to the Pledgee a first priority continuing security interest in, and as part of such grant and pledge, hereby transfers and assigns to the Pledgee all of the following whether now existing or hereafter acquired (collectively, the "COLLATERAL"):

                  (a) such Pledgor's Equity Interest and all of such Pledgor's right, title and interest in each Pledged Entity, which is required to be pledged hereunder, including, without limitation:

                           (i) all the capital thereof and its interest in all
                  profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Equity Interest;

                           (ii) all other payments due or to become due to such
                  Pledgor in respect of such Equity Interest, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (iii) all of its claims, rights powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement or at law or otherwise in respect of such Equity Interest;

                           (iv) all present and future claims if any, of the
                  Pledgor against any Pledged Entity for moneys loaned or advanced, for services rendered or otherwise;

                           (v) all of such Pledgor's rights under any
                  partnership agreement, limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Equity Interest including any power to terminate, cancel or modify any partnership agreement or limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of the Equity Interest and any Pledged Entity, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                           (vi) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                           (vii) to the extent not otherwise included, all
                  proceeds of any or all of the foregoing;

                  (b) all Securities owned by such Pledgor on the date hereof, if any, which are required to be pledged hereunder, and such Pledgor hereby pledges and deposits as security with the Pledgee and delivers to the Pledgee certificates or instruments therefor duly endorsed in blank in the case of Intercompany and Third Party Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and

                  (c) all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), which such Pledgor hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee;

all of which Collateral is to be held and dealt with by the Pledgee upon the terms and conditions set forth in this Agreement.

         3.2. SUBSEQUENTLY ACQUIRED SECURITIES AND EQUITY INTERESTS. If a Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities and/or Equity Interests at any time or from time to time after the date hereof which are required to be pledged hereunder and represented by certificates or instruments, such Pledgor will forthwith pledge and deposit such Securities and/or Equity Interests as security with the Pledgee and deliver to the Pledgee certificates or instruments thereof, duly endorsed in blank in the case of Intercompany and Third Party Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, by such Pledgor or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Securities and/or Equity Interests and certifying that the same have been duly pledged with the Pledgee hereunder. No Pledgor shall be required at any time to pledge hereunder any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

         3.3. UNCERTIFICATED SECURITIES AND/OR EQUITY INTERESTS. Notwithstanding anything to the contrary contained in sections 3.1 and 3.2, if any Securities and/or Equity Interests (whether or not now owned or hereafter acquired) which are required to be pledged hereunder and are uncertificated securities, a Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under sections 8-313 and 8-321 of the Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated securities and/or Equity Interests promptly upon the request of the Pledgee.


         4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.

         The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

         5. VOTING, ETC. WHILE NO EVENT OF DEFAULT.

         Unless and until a Noticed Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in or be inconsistent with, any of the terms of this Agreement, any other Credit Document or any Designated Hedge Agreement (collectively, the "SECURED DEBT AGREEMENTS"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor therein. All such rights of such Pledgor to vote and to give consents waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing and section 7 hereof shall become applicable.

         6. DIVIDENDS AND OTHER DISTRIBUTIONS.

         Unless and until a Noticed Event of Default shall have occurred and be continuing, all cash dividends or other amounts payable in respect of the Collateral shall be paid to the relevant Pledgor, PROVIDED that all dividends, distributions or other amounts payable in respect of the Collateral which are reasonably determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends and/or distributions are applied to repay the Obligations pursuant to section 9 of this Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, other securities, partnership interests, membership interests or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, other securities, partnership interests, membership interests or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, other securities, partnership interests, membership interests or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate, partnership or limited liability company reorganization.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this section 6 or section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

         7. REMEDIES IN CASE OF AN EVENT OF DEFAULT.

         In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of Ohio, and the Pledgee shall be entitled, without limitation to exercise any or all of the following rights which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under section 6 to a Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor; each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted; at any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption; and neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

         8. REMEDIES CUMULATIVE; PLEDGEE TO ACT FOR SECURED CREDITORS.

         8.1. REMEDIES CUMULATIVE, ETC. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand upon any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice.

         8.2. PLEDGEE TO ACT ON BEHALF OF SECURED CREDITORS. The Secured Creditors agree by their acceptance of the benefits hereof that this Agreement may be enforced on their behalf only by the action of the Pledgee, acting upon the instructions of the Required Lenders (or, after all Credit Document Obligations have been paid in full, instructions of the holders of at least the majority of the outstanding Hedge Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee, for the benefit of the Secured Creditors, upon the terms of this Agreement.

         9. APPLICATION OF PROCEEDS.

         (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                  (i) first, to the payment of all Obligations owing to the Pledgee or any of the Secured Creditors of the type described in clauses (ii) and (iii) of section 1 of this Agreement;

                  (ii) second, to the extent monies remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in section 9(c), with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

                  (iii) third, to the extent monies remain after the application pursuant to the preceding clauses (i) and (ii) or following the termination of this Agreement pursuant to section 18(a) hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

         (b) For purposes of this Agreement, "PRO RATA SHARE" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction, the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

         (c) All payments required to be made to the (i) Lenders hereunder shall be made to the Administrative Agent for the account of the respective Lenders and (ii) Hedge Creditors hereunder shall be made to the paying agent under the applicable Designated Hedge Agreement or, in the case of Designated Hedge Agreements without a paying agent, directly to the applicable Hedge Creditor.

         (d) For purposes of applying payments received in accordance with this section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Pledgee) of the outstanding Credit Document Obligations (as defined in the Subsidiary Guaranty) and (ii) upon any Hedge Creditor for a determination (which each Hedge Creditor agrees to provide upon request to the Pledgee) of the outstanding Hedge Obligations (as defined in the Subsidiary Guaranty) owed to such Hedge Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Pledgee, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligation other than principal, interest and regularly accruing fees are owing to any Lender and (y) no Designated Hedge Agreements or Hedge Obligations with respect thereto are in existence.

         (e) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral applied pursuant to clause (i) of section 9(a) and (y) the aggregate outstanding amount of the Obligations.

         10. PURCHASERS OF COLLATERAL.

         Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11. INDEMNITY.

         Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and the Secured Creditors from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Pledgee and the Secured Creditors for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and
(ii) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof or thereof. If and to the extent that the obligations of each Pledgor under this section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         12. FURTHER ASSURANCES.

         Each Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

         13. THE PLEDGEE AS AGENT.

         The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in section 11 of the Credit Agreement.

         14. TRANSFER BY THE PLEDGORS.

         No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the Credit Documents).

         15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.

                  (a) Each Pledgor represents, warrants and covenants that:

                           (i) it is the legal, beneficial and record owner of,
                  and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

                           (ii) it has full power, authority and legal right to
                  pledge all the Securities pledged by it pursuant to this Agreement;

                           (iii) all the shares of the Stock pledged hereunder
                  have been duly and validly issued and are fully paid and nonassessable;

                           (iv) each of the Intercompany and Third Party Notes,
                  when executed by the obligor thereof and pledged hereunder, will be the legal, valid and binding obligation of the obligor thereof, enforceable in accordance with its terms;

                           (v) it will defend the Pledgee's right, title and
                  interest in and to the Equity Interests and in and to the Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto against the claims and demands of all other persons whomsoever, and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee;

                           (vi) it is the legal and beneficial owner of and has
                  good title to its Equity Interests and has good title to all of the other Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto, free and clear of all claims, pledges, liens, encumbrances and security interests of every nature whatsoever, except such as are created pursuant to this Agreement, and has the unqualified right to pledge and grant a security interest in the same as herein provided without the consent of any other person, firm, association or entity which has not been obtained;

                           (vii) it has full power, authority and legal right to
                  pledge the Equity Interests pledged by it pursuant to this Agreement and such Equity Interests have been validly acquired and are fully paid for and are duly and validly pledged hereunder;

                           (viii) it is not in default in the payment of any
                  portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party relating to any Equity Interests pledged hereunder, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party relating thereto, or otherwise in default or violation thereunder, no Equity Interest pledged hereunder is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto and as of the Initial Borrowing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements, limited liability company agreements, and certificates, if any, delivered to the Collateral Agent) which evidence any Equity Interest of such Pledgor pledged hereunder;

                           (ix) the pledge and assignment of the Equity
                  Interests pledged pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings and recordings have been made or obtained), creates a valid, perfected and continuing first security interest in such Equity Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;

                           (x) there are no currently effective financing
                  statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

                           (xi) it shall give the Pledgee prompt notice of any
                  written claim relating to the Collateral and shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof;

                           (xii) it shall not withdraw as a partner or member of
                  any Pledged Entity as to which Equity Interests have been pledged hereunder, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any such Pledged Entity or seek a partition of any property of any such Pledged Entity, except as permitted by the Credit Agreement; and

                           (xiii) a notice in the form set forth in Annex E
                  attached hereto and by this reference made a part hereof (such notice the "NOTICE OF PLEDGE"), appropriately completed, notifying each Pledged Entity as to which Equity Interests have been pledged hereunder of the existence of this Agreement and a certified copy of this Agreement have been delivered by such Pledgor to the relevant Pledged Entity, and such Pledgor has received and delivered to the Pledgee an acknowledgment in the form set forth in Annex E attached hereto (such acknowledgment, the "PLEDGED ENTITY ACKNOWLEDGMENT"), duly executed by the relevant Pledged Entity.

         (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral (including the proceeds thereof) against the claims and demands of all persons whomsoever.

         (c) Each Pledgor covenants and agrees that it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor under any Secured Debt Agreement except as permitted by the Credit Agreement.

         16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.

         The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Credit Documents or any other Secured Debt Agreement, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                  (iv) any limitation on any person's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to a Pledgor or any Subsidiary of a Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not a Pledgor shall have notice or knowledge of any of the foregoing.

         17. REGISTRATION, ETC.

         (a) If a Noticed Event of Default shall have occurred and be continuing and the relevant Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Stock of its Subsidiaries which is pledged hereunder, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, PROVIDED that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The relevant Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

         (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability to any Pledgor for selling all or any part of the Pledged Stock at a price which the Pledgee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

         18. TERMINATION; RELEASE.

         (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the relevant Pledgor, will execute and deliver to the relevant Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the relevant Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "TERMINATION DATE" shall mean the date upon which the Total Commitment and all Designated Hedge Agreements have been terminated, no Letter of Credit nor Note under the Credit Agreement is outstanding and all other Obligations have been paid in full.

         (b) In the event that any part of the Collateral is sold in connection with a sale permitted by section 9.2 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by section 13.12 of the Credit Agreement), and the proceeds of such sale or sales or from such release are to be applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor will release such Collateral from this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

         (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an executive officer stating that the release of the respective Collateral is permitted pursuant to section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this section 18.

         19. NOTICES, ETC.

         All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail postage prepaid, addressed:

                  (i) if to any Pledgor, at its address specified in or pursuant to the Subsidiary Guaranty;

                  (ii) if to the Pledgee, at:

                           National City Bank,
                                    as Administrative Agent
                           1900 East Ninth Street
                           Cleveland, Ohio 44114
                           Attn.:   Anthony J. DiMare
                                    Senior Vice President
                                    Tel. No.: (216) 575-3344
                                    Fax No.: (216) 575-9396;

                           with copies to:

                                    Jones, Day, Reavis & Pogue
                                    North Point
                                    901 Lakeside Avenue
                                    Cleveland, Ohio 44114
                                            Attn.:   John W. Sager, Esq.
                                                     Tel. No.: (216) 586-7228
                                                     Fax No.: (216) 579-0212

                  (ii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (iii) if to any Hedge Creditor, at such address as such Hedge Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

         20. WAIVER; AMENDMENT.

         None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee (with the consent of the Required Lenders or, to the extent required by section 13.12 of the Credit Agreement, all of the Lenders); PROVIDED, HOWEVER, that no such change, waiver, modification or variance shall be made to section 9 hereof or this section 20 without the consent of each Secured Creditor adversely affected thereby, PROVIDED FURTHER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "CLASS" shall mean each class of Secured Creditors, I.E., whether (x) the Lenders as holders of the Credit Document Obligations or (y) the Hedge Creditors as holders of the Hedge Obligations. For the purpose of this Agreement, the term "REQUISITE CREDITORS" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Hedge Obligations, the holders of 51% of all obligations outstanding from time to time under the Designated Hedge Agreements.

         21. PLEDGEE NOT BOUND.

         (a) Nothing herein shall be construed to make the Pledgee liable as a general partner or limited partner of any Pledged Entity or a shareholder of any corporation, and the Pledgee by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or a stockholder of any corporation. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of a Equity Interest or Stock pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee and/or a Pledgor.

         (b) Except as provided in the last sentence of section 21(a), the Pledgee, by accepting this Agreement, did not intend to become a general partner, limited partner or member of any Pledged Entity or a shareholder of any corporation or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Entity or a shareholder of any corporation either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or of a Pledgor.

         (c) The Pledgee shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

         (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

         22. MISCELLANEOUS.

         This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in section 18, (ii) be binding upon each Pledgor, its successors and assigns; PROVIDED, HOWEVER, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by section 13.12 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF OHIO. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         23. REQUIREMENTS OF CREDIT AGREEMENT WITH RESPECT TO PLEDGE OF ADDITIONAL COLLATERAL.

         As of the date hereof, all Equity Interests and Securities required to be pledged hereunder are described in Annexes B, C and D hereto. Subsequent to the date hereof, a Pledgor may be required pursuant to the provisions of section
8.11 of the Credit Agreement to pledge hereunder additional Equity Interests and Securities.

         24. WAIVER OF JURY TRIAL.

         EACH PLEDGOR AND THE PLEDGEE EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                                     *  *  *

         IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                       ADVANCED LIGHTING TECHNOLOGIES, INC.



                                       BY: ___________________________________
                                                CHIEF FINANCIAL OFFICER
                                                         & TREASURER



                                       VENTURE LIGHTING INTERNATIONAL, INC.



                                       BY: ___________________________________
                                                CHIEF FINANCIAL OFFICER
                                                         & TREASURER




                                       NATIONAL CITY BANK,
                                                AS COLLATERAL AGENT, AS PLEDGEE



                                       BY: ___________________________________
                                                SENIOR VICE PRESIDENT

                                     ANNEX A
                                       to
                                Pledge Agreement



                              LIST OF SUBSIDIARIES


            [The information included in Annex II to Credit Agreement is hereby incorporated herein by this reference thereto.]

                                     ANNEX B
                                       to
                                Pledge Agreement




                                  LIST OF STOCK



====================================================================================================================

       NAME OF                 NAME            TYPE         NUMBER
       ISSUING                  OF              OF            OF             CERTIFICATE          PERCENTAGE
     CORPORATION              PLEDGOR         SHARES        SHARES               NO.             OWNED/PLEDGED
--------------------------------------------------------------------------------------------------------------------
APL Engineered           Venture Lighting   common          68,515               68                100%/100%
Materials, Inc.          International,     stock
                         Inc.
--------------------------------------------------------------------------------------------------------------------

Venture Lighting         Advanced           common           6,000                3                100%/100%
International, Inc.      Lighting           stock
                         Technologies,
                         Inc.
--------------------------------------------------------------------------------------------------------------------

Lighting Resources       Venture            common            10                  5                100%/100%
International, Inc.      Lighting,          stock
                         International,
                         Inc.
--------------------------------------------------------------------------------------------------------------------

Ruud Lighting, Inc.      Advanced           common          10,500                                 100%/100%
                         Lighting           stock
                         Technologies,
                         Inc.
--------------------------------------------------------------------------------------------------------------------

                                     ANNEX C
                                       to
                                Pledge Agreement



                   LIST OF INTER-COMPANY AND THIRD PARTY NOTES

====================================================================================================================
     ISSUER                    PAYEE            PRINCIPAL AMOUNT         INTEREST RATE          MATURITY DATE
--------------------------------------------------------------------------------------------------------------------

Spectro Electric, Inc.   Advanced Lighting      Canadian Dollars (at
                         Technologies, Inc.     12/31/97, approx.
                                                U.S. $1,433,868, at
                                                current exchange
                                                rate)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

                                     ANNEX D
                                       to
                                Pledge Agreement




                            LIST OF PLEDGED ENTITIES


====================================================================================================================
                NAME OF PLEDGED ENTITY                                       TYPE OF ORGANIZATION
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

[None required to be pledged as of the Initial Borrowing
Date]
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

                                     ANNEX E
                                       to
                                Pledge Agreement


                                  PLEDGE NOTICE

                             [Letterhead of Pledgor]

                                                                   [Date]


TO:[NAME OF PLEDGED ENTITY]

         Notice is hereby given that, pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of January 2, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "PLEDGE AGREEMENT"), among the pledgors party thereto, including the undersigned (the "PLEDGOR") and National City Bank, as Collateral Agent, as Pledgee (herein, together with its successors and assigns in such capacity, the "PLEDGEE") for the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [limited] [general] [partner] [member] in [NAME OF PLEDGED ENTITY] (the "PLEDGED ENTITY"), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "GOVERNING AGREEMENT"), including, without limitation:

                           (i) all the capital of the Pledged Entity and the Pledgor's interest in all profits, losses and other distributions to which the Pledgor shall at any time be entitled in respect of such [partnership] [membership] interest;

                           (ii) all other payments due or to become due to the Pledgor in respect of such [partnership] [membership] interest, whether under the Governing Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Governing Agreement or at law or otherwise in respect of such [partnership] [membership] interest;

                           (iv) all present and future claims, if any, of the Pledgor against the Pledged Entity for moneys loaned or advanced, for services rendered or otherwise;

                           (v) all of the Pledgor's rights under the Governing Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the [partnership] [membership] interest, including any power to terminate, cancel or modify the Governing Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Equity Interest and the Pledged Entity, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                           (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                           (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

         Pursuant to the Pledge Agreement, the Pledged Entity is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Pledged Entity's books.

         The Pledgor and the Pledged Entity each hereby consents, notwithstanding anything to the contrary contained in the Governing Agreement or any other agreement for the benefit of the Pledgor or the Pledged Entity relating thereto, to (i) the grant by any other Pledgor of a security interest to the Pledgee in its Equity Interest, its interest in the Governing Agreement and its other rights and interests relating thereto, as described above, pursuant to the Pledge Agreement; and (ii) any sale, transfer or other disposition by the Pledgee of any Equity Interest of the Pledgee or any other Pledgor any or other rights or interests in connection with the foreclosure of such security interest or the exercise of any other remedies available to the Pledgee under or in connection with the Pledge Agreement in respect thereof.

         The Pledgor hereby requests the Pledged Entity to indicate the Pledged Entity's acceptance of this Notice and consent to and agreement with its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.




                                       [NAME OF PLEDGOR]



                                       By:______________________________________
                                          Title:

                                 ACKNOWLEDGMENT


         [NAME OF PLEDGED ENTITY] (the "PLEDGED ENTITY") hereby (i) acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] (the "PLEDGOR") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "GOVERNING AGREEMENT") pursuant to the terms of the Pledge Agreement, dated as of January 2, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "PLEDGE AGREEMENT"), among the Pledgors party thereto, including the Pledgor, and National City Bank, as Collateral Agent, as Pledgee (herein, together with its successors and assigns, the "PLEDGEE") on behalf of the Secured Creditors described therein; (ii) confirms its agreement to all of the terms and provisions of the letter to which this acknowledgment is attached; and
(iii) confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the Pledged Entity's books.



Dated: ____________, 199__


                                        [NAME OF PLEDGED ENTITY]



                                        By: ____________________________________
                                            Title:

                                   EXHIBIT E-2









                          ----------------------------

                          FORM OF MORTGAGE OF SHARES OF

                           PARRY POWER SYSTEMS LIMITED

                           ---------------------------

--------------------------------------------------------------------------------






                                 2 JANUARY 1998





                      ADVANCED LIGHTING TECHNOLOGIES, INC.





                               NATIONAL CITY BANK
                               AS COLLATERAL AGENT






--------------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                                                          PAGE
------                                                                                                          ----
1.       INTERPRETATION............................................................................................1

2.       MORTGAGE..................................................................................................2

3.       CONTINUING AND PRIMARY SECURITY...........................................................................3

4.       WARRANTIES AND UNDERTAKINGS...............................................................................4

5.       DIVIDENDS AND VOTING......................................................................................6

6.       POWER OF ATTORNEY.........................................................................................7

7.       SALE......................................................................................................7

8.       OTHER SECURITY, ETC.......................................................................................8

9.       REASSIGNMENT..............................................................................................9

10.      COME-ALONG REQUIREMENT....................................................................................9

11.      FURTHER PROVISIONS.......................................................................................10

         SCHEDULE 1...............................................................................................13

         SCHEDULE 2...............................................................................................14

A MORTGAGE is made on 2 January 1998

BETWEEN:

ADVANCED LIGHTING TECHNOLOGIES, INC. (the "MORTGAGOR"), a company incorporated under the laws of the State of Ohio, United States of America;

NATIONAL CITY BANK, as Lender and as the Collateral Agent (the "AGENT") under the Credit Agreement (as defined below), and for and on behalf of the Lenders party to the Credit Agreement.

WHEREAS:

(A) Pursuant to the Credit Agreement dated as of 2 January 1998 by and among the Mortgagor, as the borrower thereunder, the lenders from time to time a party thereto (collectively, the "LENDERS" and individually, a "LENDER") and the Agent (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "CREDIT AGREEMENT"), the Lenders have agreed, subject to the terms and conditions stated therein, to extend credit facilities to the Mortgagor.

(B) The Credit Agreement requires that the Mortgagor shall execute and deliver this Mortgage. This Mortgage is one of the Credit Documents referred to in the Credit Agreement.

IT IS AGREED as follows:

INTERPRETATION

1.1 Except where the context otherwise requires or where otherwise defined herein, words and expressions defined in the Credit Agreement bear the same meanings when used herein.

1.2 In this Mortgage:

(a) references to the Mortgagor, the Agent or the Lenders include references to any person for the time being deriving title under each of them respectively;

(b) references to this Mortgage, the Credit Agreement and the other Credit Documents are references to the same as from time to time varied supplemented or amended in any manner or respect whatsoever, and in particular by variations which increase or otherwise affect the liability of the Mortgagor or any of its Affiliates;

(c)      "COMPANY" means Parry Power Systems Limited (registered No. 33417889);

         "DEPOSIT SHARES" means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and which represent thirty-four percent (34%) of the issued share capital of the Company;

         "ORIGINAL SECURITIES" means the securities listed in Schedule 2 which are all registered in the name of the Mortgagor and which represent sixty-six percent (66%) of the issued share capital of the Company;

         "SALE EVENT" means any of the events mentioned in clause 7.1;

         "SECURED AMOUNTS" means all and any amounts of any kind now or in the future due and payable by the Mortgagor to any of the Agent and the Lenders under or in connection with the Credit Agreement, this Mortgage or the other Credit Documents and references to the Secured Amounts include (save in clauses 3.3 and 9.1) references to any part of them;

         "SECURITY SHARES" means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Agent and the Lenders pursuant to clause 2;

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien, right of set off or any security interest, howsoever created or arising;

         "SHARES" means the Deposit Shares and the Security Shares;

(d) references to the Original Securities or to the Security Shares or to the Deposit Shares include references to any of them; and

(e)      "MORTGAGE" includes a transfer or assignment by way of mortgage.

1.3 Clause headings are for ease of reference only.

MORTGAGE

2.1 In consideration of the Agent (in its individual capacity as a Lender) and the other Lenders acting under the Credit Agreement making or agreeing to make the Loans available to the Mortgagor, the Mortgagor, with full title guarantee, hereby assigns and transfers absolutely by way of first fixed mortgage and agrees to mortgage and charges and agrees to charge to the Agent and the Lenders as a continuing security for the payment and discharge of the Secured Amounts:

(a)      the Original Securities;

(b) any other securities which the Mortgagor may, with the prior written consent of the Agent, from time to time substitute for all or any of the Original Securities;

(c) all other securities and all rights, moneys (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrue on or be offered in respect of the Original Securities or the other securities referred to in clause 2.1(b) whether by way of redemption, exchange, conversion, rights, bonus, capital reorganization or otherwise howsoever.

but in each case so that the covenants implied by the Law of Property (Miscellaneous Provisions) Act 1994 ("THE LP (MP) ACT") in the mortgages and charges contained in or created pursuant to this Mortgage, are construed with the omission of:

(A) the words "other than" any charges, or rights which that person does not and could not reasonably be expected to know about" in section 3(1) LP (MP) Act; and

(B)      section 6(2) LP (MP) Act.

CONTINUING AND PRIMARY SECURITY

3.1 This Mortgage shall be a continuing security and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Agent and the Lenders are or will be entitled on such other security as may have been or may be deposited with or granted to the order of the Agent and the Lenders, which liens and other Security Interests shall remain in force independently of this Mortgage.

3.2 (a) The Security Shares are hereby deposited and mortgaged to the Agent and the Lenders as primary and not as collateral security.

           (b) The Deposit Shares are also hereby deposited with the Agent PROVIDED that, for the avoidance of doubt, the Deposit Shares so deposited, and any securities substituted therefor (or for such substitute securities) as permitted hereafter in this clause 3.2, are deposited for custody purposes only and are not, and, in the case of any such substitute securities, will not be, deposited by way of security, and in any event shall not be the subject of any Security Interest under this Mortgage. The Mortgagor may from time to time, with the prior written consent of the Agent, substitute any other securities for the Deposit Shares or for such other securities so substituted and the provisions of this clause 3.2 shall apply thereto.

           (c) Unless a Sale Event shall have occurred and be continuing, the Security Shares and the Deposit Shares delivered unto the custody of the Agent as hereinabove provided, and any securities substituted therefor which are likewise physically delivered to the Agent, and if requested by the Mortgagor shall be physically held in the possession of the Agent's solicitors, Jones, Day, Reavis & Pogue, in the City of London, England, at the principal office of such solicitors in London England, presently located at Bucklersbury House, 3 Queen Victoria Street, London EC4N 8NA, England (attention: Partner in Charge), for the benefit of the Agent and the Lenders in accordance with this Mortgage.

3.3 The liabilities and obligations of the Mortgagor under this Mortgage and the security constituted by this Mortgage shall remain in force notwithstanding any winding-up or dissolution of, or any change in constitution or corporate identity or loss of corporate identity by, the Mortgagor, or any other act, omission, neglect, event or matter whatsoever, except (i) the proper and valid payment and discharge of all the Secured Amounts, and (ii) subject to clause 3.4 below, the delivery of an absolute written discharge or release of the Mortgagor signed by the Agent on behalf of the Lenders.

3.4 Any such discharge or release referred to in clauses 3.3 or 9.1 and any composition or arrangement which the Mortgagor may effect with any of the Agent and the Lenders, shall be deemed to be made subject to the condition that it will be void, if any payment or security which any of the Agent and the Lenders (or any of them) may previously have received or may thereafter receive from any person in respect of the Secured Amounts is set aside under any applicable law or proves to have become or been for any reason invalid.

3.5 Without prejudice to the generality of clause 3.3, none of the liabilities or obligations of the Mortgagor under this Mortgage shall be impaired, and the security constituted by this Mortgage shall not be impaired, by the Agent and the Lenders (or any of them):

(a) agreeing with any of the Affiliates or the Mortgagor concerning any variation or departure (however substantial) of or from any of the other Credit Documents so that any such variation or departure (including any which may have been made before the execution of this Mortgage) shall, whatever its nature, be binding upon the Mortgagor in all circumstances, notwithstanding that it may increase or otherwise affect the liability of the Mortgagor or the Secured Amounts;

(b) releasing or granting any time or any indulgence whatsoever to any of the Affiliates of the Mortgagor or any other person and, in particular, waiving any of the preconditions for the making of the credit facilities under the Credit Agreement or any contravention by any of the Affiliates of the Mortgagor of any of the other Credit Documents (or any of them) or entering into any transaction or arrangements whatsoever with or in relation to any of the Affiliates of the Mortgagor and/or any third party;

(c) taking, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for or guaranty of the Secured Amounts in such manner as it or they think fit, or claiming, proving for, accepting or transferring any payment in respect of the Secured Amounts in any composition by, or winding up of; any of the Affiliates of the Mortgagor and/or or any third party or abstaining from so claiming, proving, accepting or transferring.

3.6 Rights may be exercised and demands may be made under this Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security contained in this Mortgage under this Mortgage may be exercised and enforced, irrespective of:

(a) whether any demands, steps or proceedings are being or have been taken against any of the Affiliates of the Mortgagor and/or any third party; or

(b) whether or in what order any security or guaranty to which the Agent or the Lenders may be entitled in respect of the Secured Amounts is enforced.

3.7 The rights of the Agent and the Lenders under this Mortgage shall be in all respects several, and references in this Mortgage to the Agent and the Lenders shall include references to any one or more of them. Should any one or more of them fail to perform obligations under or in connection with any of the Credit Agreement, the other Credit Documents or any other document, that shall in no way affect the rights of the others of them under this Mortgage or the security contained in this Mortgage.

WARRANTIES AND UNDERTAKINGS

4.1 The Mortgagor represents and warrants that:

(a) it is the sole legal and beneficial owner of all the Shares free of all Security Interests, encumbrances, trusts, equities and claims whatsoever (save under this Mortgage) and that all the Shares are fully paid up;

(b) it is or will be at such later time at which the relevant Security Shares (other than the Original Securities) become the subject of this Mortgage the sole legal and beneficial owner of all the Security Shares (other than the Original Securities) free from all Security Interests, encumbrances, trusts, equities and claims whatsoever (save under this Mortgage) and that all the Security Shares are or will at such date be fully paid-up;

(c) it is or will be at such later time at which any shares are substituted in accordance with the last sentence of clause 3.2 the sole legal and beneficial owner of such substitute shares free from all Security Interests, encumbrances, trusts, equities and claims whatsoever and that all such substitute shares are or will at such date be fully paid-up;

(d) the Original Securities are all currently registered in the name of the Mortgagor and represent sixty-six per cent (66%) of the issued share capital of the Company;

(e) the Deposit Shares are all currently registered in the name of the Mortgagor and represent thirty-four per cent (34%) of the issued share capital of the Company.

4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding, it shall:

(a) pay to the Agent, upon demand, the amount of all expenses, including all stamp duties and any other duties or levies, which it may reasonably incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security or the Deposit Shares, together with interest on the amount of any payments made by the Agent in respect of such expenses at the default rate described in the Credit Agreement from the date of payment until the date of repayment and as well after as before judgment and so that any amount payable hereunder may be debited to any account of the Mortgagor with the Agent;

(b) promptly pay all calls, installments and other payments which may be made or become due in respect of the Shares and so that, in the event of default by the Mortgagor, the Agent may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

(c) forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Agent may, in its absolute discretion, at any time and from time to time specify:

                  (i) for enabling or assisting the Agent to perfect its title to and security over the Security Shares;

                  (ii) to vest the Security Shares in the Agent or its nominee or nominees provided that the Agent shall not seek to so vest the Security Shares until an Event of Default occurs and is continuing;

                  (iii) subject to clause 5, to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Security Shares;

                  (iv) (after the occurrence of a Sale Event) to sell or dispose of the Security Shares; or

                  (v) otherwise to enforce any of the rights of the Agent and the Lenders under or in connection with this Mortgage;

(d)      not (without the written consent of the Agent):

                  (i) create or permit to exist over all or part of the Shares (or any interest therein) any Security Interest (other than, in respect of the Security Shares, this Mortgage or the Pledge Agreement referred to in clause 11.14 of this Agreement) whether ranking prior to, pari passu with or behind the security contained in this Mortgage;

                  (ii) sell, transfer or otherwise dispose of the Shares or any interest therein or attempt or agree to so dispose; or

                  (iii) permit any person other than the Mortgagor to be registered as or become the holder of the Shares;

(e) forward to the Agent all notices, reports, accounts, circulars and other documents relating to the Shares or which are sent to the holders of the Shares as soon as they are received;

(f) take such action as the Agent may in its absolute discretion direct, in respect of any proposed compromise, arrangement, capital reorganization, conversion, exchange, repayment or take-over offer affecting or in respect of the Shares or any of them or any proposal made for varying or abrogating any rights attaching to the Shares or any of them;

(g) indemnify each of the Agent and the Lenders (and any of their nominees) on demand from and against all losses, actions, claims and liabilities which any of them may incur in connection with the Deposit Shares or as holders of the Security Shares or any interest in the Security Shares, except for any such losses, actions, claims and liabilities which are determined by a final order of any court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct to the person to be indemnified hereunder; and

(h) ensure that the registered Shares which are not registered in the name of the Mortgagor or the Agent (or its nominee) are at all times registered in the names of persons who have executed declarations of trust in favour of the Mortgagor and the Agent in such forms as the Agent may specify, being (if at any time the Agent so requires) persons nominated by the Agent.

DIVIDENDS AND VOTING

5.1 Until an Event of Default shall have occurred and is continuing and the Mortgagor's rights under this clause 5.1 are terminated by notice to the Mortgagor, at the Agent's option, then:

(a) cash dividends paid in respect of the Security Shares or any of them received by the Mortgagor or, if the Agent shall become the registered holder of the Security Shares, received by the Agent (or its nominee) shall, if the Agent is the registered holder thereof, on request by the Mortgagor, be released to the Mortgagor or, if the Agent shall not be such registered holder, shall be retained by the Mortgagor only to the extent in either case that the Mortgagor is entitled to receive such dividends under the terms of the Credit Agreement; and

(b) subject to clause 4.2(f), the Agent will if the Security Shares are no longer registered in the name of the Mortgagor exercise all voting and other rights and powers attached to the Security Shares as the Mortgagor may from time to time in writing reasonably direct, and the Agent shall instruct any nominee for the time being registered as holder of the Security Shares accordingly.

5.2 If an Event of Default occurs and is continuing, then, subject to clause
5.1:

(a) all and any dividends and other distributions accruing on or deriving from the Security Shares (notwithstanding that they may have accrued in respect of an earlier period) shall:

                  (i) if received by the Mortgagor (or any nominee of the Mortgagor) be held on trust and forthwith paid and transferred to the Agent; and

                  (ii) when and if received by the Agent (or its nominee) shall form part of the Security Shares and be held by the Agent on trust for the Agent and the Lenders on the terms of this Mortgage as additional security (and, if cash, be paid into a cash collateral deposit account and may be applied by the Agent at any time and from time to time thereafter in or towards the discharge of the Secured Amounts as the Agent thinks fit);

(b) the Agent may from time to time exercise (and may from time to time direct the exercise of) all voting and other rights and powers (by statute or otherwise) attached to or conferred on the Security Shares in such manner as the Agent (in its absolute discretion) thinks fit and the Mortgagor shall, and shall procure that any nominee of the Mortgagor shall, comply with any such directions of the Agent; and

(c) the Mortgagor shall (and shall procure that any nominee of the Mortgagor shall) forthwith agree to accept short notice for and to attend all or any meetings or class meetings of the holders of the Security Shares, to appoint proxies and exercise all voting and other rights and powers which may at any time be exercisable by the holders of the Security Shares as the Agent may from time to time direct.

5.3 The rights and powers attached to the Security Shares shall, for the purposes of clause 5.2(b), include (without limitation) all powers given to trustees by sections 10(3) and 10(4) of the Trustee Act 1925 (as amended) in respect of securities subject to a trust and shall be exercisable without any need for any further consent or authority of the Mortgagor.

POWER OF ATTORNEY

6. The Mortgagor hereby irrevocably and by way of security for the payment by it and each of its Affiliates of the Secured Amounts and the performance of their obligations under the Credit Agreement, this Mortgage and the other Credit Documents appoints the Agent as its true and lawful attorney (with full power to appoint substitutes and to sub-delegate) on behalf of the Mortgagor and in the Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Agent may, in its sole and absolute discretion, consider to be necessary or advisable to perfect its security over the Security Shares or to give proper effect to the intent and purposes of this Mortgage or to enable or assist in any way in the exercise of any power of sale of the Security Shares (whether arising under this Mortgage or implied by statute or otherwise).

SALE

7.1 The following shall constitute Sale Events under this Mortgage:

(a)      if an Event of Default occurs and is continuing; or

(b) if any of the Loans is declared to be immediately due and payable under the Credit Agreement.

7.2 On or any time after the occurrence of a Sale Event and without prior notice to the Mortgagor, the Agent may exercise all the powers and rights of a mortgagee conferred by statute or otherwise and (without prejudice to the generality of the foregoing) may sell or otherwise dispose (and instruct any nominee of the Agent or the Mortgagor to sell or otherwise dispose) of all the title to and interest in the Security Shares or (as the Agent may elect and without prejudice to any later exercise of this power) the whole or part of the equitable interest divested of the legal title for such consideration (which may comprise or include shares or debentures), upon such terms and generally in such manner as the Agent may, in its sole and absolute discretion, think fit.

7.3 The provisions of the Law of Property Act 1925 (or any statutory re-enactment, variation or modification thereof or any law of similar effect in any jurisdiction) relating to the power of sale conferred by that Act are hereby varied so that Section 103 shall not apply, and such provisions are hereby extended as set out in clause 7.2.

7.4 None of the Agent and the Lenders shall be liable for any loss or damage occasioned by any sale or disposal of the Shares (or interest therein) or arising out of the exercise of or failure to exercise any of their powers under this Mortgage or for any neglect or default to pay any installment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Shares except to the extent that the loss or damage arises from the gross negligence or wilful misconduct of the Agent or any of the Lenders.

7.5 All moneys arising from the exercise of the powers of the Agent or the Lenders (subject to any claims ranking in priority to the Secured Amounts) shall be applied in or towards discharging, in the following order of priority:

(a) all costs, charges, expenses and liabilities paid or incurred by the Agent (including any amounts for which it is entitled to be indemnified and all stamp duties and any other duties or levies) in connection with or as a result of the exercise of its rights and powers under this Mortgage or in connection with the Security Shares, in such order as the Agent may from time to time determine;

(b) all other Secured Amounts in such order as may be provided in the Credit Agreement, or if not so provided, in such order as the Agent may from time to time determine; and

(c) (subject to any rights of set off; combination, or retention) the claims of those entitled to any surplus.

OTHER SECURITY, ETC.

8.1 Section 93 of the Law of Property Act 1925 (restricting rights of consolidation of mortgages) (or any statutory re-enactment, variation or modification thereof or any law of similar effect in any jurisdiction) shall not apply in relation to this Mortgage.

8.2 Subject to clause 11.14 of this Mortgage, this security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which any of the Agent and the Lenders may hold now or hereafter in connection with the Credit Agreement or the Subsidiary Guaranty or the obligations of any other person liable for any of the Secured Amounts.

REASSIGNMENT

9.1 At such time as the Mortgagor shall have no further obligations (actual or contingent, present or future, joint or several) under or in connection with the Credit Agreement or the other Credit Documents and none of the Secured Amounts remains outstanding, this Mortgage shall terminate and the Agent shall at the request and cost of the Mortgagor execute (and/or cause any of its nominees to execute) such documents as the Mortgagor may reasonably request and which may be required to evidence such termination and reassign (subject to the provisions of clause 3.4) all of the Agent's then right, title and interest in and to such of the Security Shares then held by the Agent (or its nominee) to the person entitled to the Security Shares.

9.2 If the Agent or its nominee or nominees shall be required to transfer the Security Shares pursuant to clause 9.1 or otherwise, the Agent may require the transferee to accept delivery, transfer or registration of other securities of the same type, class and denomination in lieu of the Security Shares and ensure that its nominees (if any) do likewise.

COME-ALONG REQUIREMENT

10.1 In the event that any of the Agent and the Lenders, (the "COME-ALONG TRANSFEROR") exercises its rights under this Agreement, and, in connection therewith, obtains an offer from a third party to acquire all, but not less than all, of the shares or interest of any issuer of the Shares, then the Come-Along Transferor shall have the right (the "COME-ALONG RIGHT") to compel the Mortgagor to sell and the Mortgagor hereby agrees to sell, within 30 days, all, but not less than all, of its shares of or interest in such issuer of the Shares, and further agrees to vote in favour of, and otherwise authorize and take all further action necessary or desirable to consummate the sale of all or substantially all of the assets of such issuer to such third party; PROVIDED, HOWEVER, that the Mortgagor shall receive consideration per share or percentage of interest owned identical to that received by the Come-Along Transferor pursuant to such transfer. This Come-Along Right may be exercised by the Come-Along Transferor by providing the Mortgagor with notice (the "COME-ALONG NOTICE") setting forth (i) the name and address of the third party, (ii) the time and place of the proposed closing of the Come-Along Right, which time and place shall not be less than 5 business days after the expiration of the 30 day period described in the first sentence of this clause 10.1, (iii) the terms and conditions of such transfer, and (iv) the expected compensation to be paid per share or percentage interest of the Shares at such closing.

10.2 At the closing of the Come-Along Right, if not previously done, the Mortgagor shall deliver certificates evidencing its title to the Shares, duly endorsed and with duly executed stock transfer forms, warranting as to good legal and beneficial title, free and clear of any liens and encumbrances (other than those of the Agent and the Lenders) and adverse claims, and the compliance with any other conditions of closing applicable to the Come-Along Transferor. The Mortgagor agrees to use all reasonable efforts to take, or cause to be taken and to do, or cause to be done, all things necessary, proper, or advisable to implement and make effective as promptly as practicable any Come-Along Right pursuant to the provisions hereof. Subject to the performance by the Mortgagor of the foregoing, the Come-Along Transferor shall remit to the Mortgagor any proceeds of the Mortgagor's shares or interest in such issuer of the Shares referred to in clause 10.1 received by the Come-Along Transferor which are not proceeds of the Security Shares.

10.3 Nothing in this clause 10 shall affect or prejudice the proviso in clause
3.2 of this Mortgage.

FURTHER PROVISIONS

11.1 Any Lender may at any time and from time to time without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any of its existing accounts including accounts in the name of that Bank or of the Mortgagor jointly with others and may set off or transfer any credit balance or any sum standing to the credit of any account (whether or not the same is due to the Mortgagor by that Lender and whether or not the credit balance and the account in debit or the Secured Amounts are expressed in the same currency) in or toward satisfaction of any of the Secured Amounts and may in its absolute discretion estimate the amount of any liability of the Mortgagor which is contingent or unascertained and thereafter set off such estimated amount and no amount shall be payable by that Lender to the Mortgagor unless and until all Secured Amounts have been ascertained and fully repaid or discharged.

11.2 If any amount is received or recovered by any Lender in respect of the Secured Amounts (whether pursuant to a judgment or otherwise) in a currency (the "OTHER CURRENCY") other than the currency in which the Secured Amounts are payable (the "ORIGINAL CURRENCY"), then that Lender may convert the other currency into the original currency and the Lender (l) shall calculate the amount of the original currency it would have received if the other currency was used to purchase the original currency on the date of receipt or recovery and if such amount is less than the amount payable by the Mortgagor in the original currency, the Mortgagor, as a separate and independent obligation shall indemnify that Lender against any loss sustained by that Lender as a result (including any premium, commission, transfer or other costs incurred or charged by that Lender).

11.3 All sums of whatsoever nature which are payable by the Mortgagor under this Mortgage and which are now or at any time hereafter become subject to value added tax or any similar tax shall be deemed to be exclusive of value added tax or any similar tax and the Mortgagor in addition to such sums will indemnify the Lender from and against all claims and liabilities whatsoever in respect thereof.

11.4 Any document required to be executed under the seal of any Lender under or in connection with this Mortgage shall be validly executed if executed under the seal of a duly authorized attorney of that Lender.

11.5 Any notice or demand under this Mortgage to or upon the Mortgagor shall be in writing and shall be deemed to have been properly served upon the Mortgagor if delivered personally or if sent by telex, rapifax or prepaid first-class letter post to its registered office for the time being or to any one of its principal places of business for the time being. Any such notice or demand:

(a) which is sent by telex or rapifax, shall be deemed to have been properly served upon the Mortgagor two hours after the time of despatch if such time is during regular business hours of the Mortgagor on a Business Day, otherwise it shall be deemed properly served upon the Mortgagor at 10.00 a.m. on the next succeeding Business Day;

(b) which is sent by first-class prepaid letter post and is posted before the last collection of letters from the letter box in which it was posted has been made on any day, shall be deemed to have been properly served upon the Mortgagor at 10.00 a.m. on the next succeeding day upon which a delivery of letters is made.

11.6 In any action, proceedings or claim relating to this Mortgage or the security contained in this Mortgage, a statement as to any amount due to a Lender or of the Secured Amounts or any part thereof which is certified as being correct by an officer of that Lender shall, save in the case of manifest error, be conclusive evidence that such an amount is in fact due and payable.

11.7 The rights of the Agent and the Lenders are cumulative, may be exercised as often as they consider appropriate and are in addition to their respective rights under general law; and the rights of the Agent and the Lenders (whether arising under this Mortgage or under the general law) shall not be capable of being waived or varied otherwise than by express waiver or variation in writing; and, in particular, any failure to exercise or any delay in exercising any such rights shall not operate as a variation or waiver of that or any other such right; any defective or partial exercise of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude it from exercising any such right or constitute a suspension or variation of any such right.

11.8 If any provisions of this Mortgage become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired but shall remain in full force and effect.

11.9 The Agent and the Lenders (or any of them) may assign all or any of their respective rights under this Mortgage and any successor to or assignee of any of the Agent or the Lenders shall be entitled to the full benefits of this Mortgage and this Mortgage shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of any of the Agent and the Lenders nor any amalgamation or consolidation with any other company.

11.10 This Mortgage is governed by, and shall be construed in accordance with, the laws of England and Wales.

11.11 Each of the Mortgagor, the Agent and the Lenders agree that the courts of England are to have non-exclusive jurisdiction over any matter which may be in dispute under this Mortgage, and the Mortgagor irrevocably submits to the jurisdiction of such courts.

11.12 The Mortgagor shall at all times maintain an agent for service of process in England. Such agent shall be Bristow Cooke & Carpmeal, 10 Lincoln's Inn Fields, London WC2A 3BP, England (attention of Managing Partner), and any writ, judgement or other notice of legal process shall be sufficiently served on the Mortgagor or delivered to such agent at its address for the time being. The Mortgagor undertakes not to revoke the authority of the above agent and if, for any reason, any such agent no longer serves as agent of the Mortgagor, the Mortgagor shall promptly appoint another such agent and advise the Agent thereof.

11.13 The Mortgagor at its cost shall cause its solicitors to prepare and file, within 21 days of the date of execution and delivery of this Mortgage, a Form 395, satisfactory in form and substance to the Agent, with the English Registrar of Companies to record the particulars of this Mortgage.

11.14 This Mortgage may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


                                     *  *  *

DULY DELIVERED AS A DEED by the Mortgagor on the date inserted above.

EXECUTED as a DEED under                                      )
the COMMON SEAL of                                            )
ADVANCED LIGHTING TECHNOLOGIES, INC.                          )
in the presence of:                                           )

                                    Director


                                    Secretary
















 ...............................................
for and on behalf of NATIONAL
CITY BANK for and on behalf of
itself, and as Collateral Agent for the Lenders

                                   SCHEDULE 1

AMOUNT OR NUMBER OF SECURITY                DESCRIPTION OF REGISTERED SECURITY
 .68 shares of nil par value each            Ordinary   Shares  in  the  capital  of  Parry  Power  Systems  Limited
                                            (Registered No. 33417889) held by the Mortgagor.

                                   SCHEDULE 2

AMOUNT OR NUMBER OF SECURITY                DESCRIPTION OF REGISTERED SECURITY
1.32 shares of nil par value each           Ordinary   Shares  in  the  capital  of  Parry  Power  Systems  Limited
                                            (Registered No. 33417889) held by the Mortgagor.

                                   EXHIBIT F-1









                          ----------------------------

                                     FORM OF

                                 LANDLORD WAIVER

                          ----------------------------

                                 LANDLORD WAIVER

                           Dated as of January 2, 1998


TO:      National City Bank,
                  as Collateral Agent
         National City Center
         1900 East Ninth Street
         Cleveland, Ohio 44114

         Attention:                 Anthony J. DiMare
                                    Senior Vice President
                                    Telephone: (216) 575-3344
                                    Facsimile: (216) 575-9396
                                    Metro-Ohio Division
                                    -------------------


         ____________________________________________ (the "TENANT"), is the
lessee under a lease between the Tenant and the undersigned landlord (the "LANDLORD") covering the premises located at:



(the "PREMISES") more fully described in the lease attached hereto as EXHIBIT "A" and as modified by any amendments, if any, attached thereto (collectively, the "LEASE"). The Landlord is the sole owner of the Premises.
The Tenant has certain of its assets located on the Premises.

         The Tenant has entered into a Security Agreement (the "SECURITY AGREEMENT") with National City Bank, as Collateral Agent (the "COLLATERAL AGENT") for itself and the other Secured Creditors ("SECURED CREDITORS") identified therein. As a condition to the Secured Creditors agreeing to make loans and other financial accommodations and extensions of credit, the Secured Creditors require, among other things, that the Tenant grant to the Collateral Agent, for the benefit of the Secured Creditors, liens on all of the Tenant's inventory, equipment, goods, furnishings and other tangible personal property located on the Premises (the "COLLATERAL"), and that, if required by the Secured Creditors, the Tenant grant a mortgage in favor of the Collateral Agent, for the benefit of the Secured Creditors, covering the Tenant's leasehold estate created by and under the Lease.

         In order to induce the Secured Creditors and the Collateral Agent (together with their agents, successors and assigns) to enter into said financing arrangements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

                  A. The Landlord hereby consents to the execution, delivery and performance by the Tenant of a leasehold mortgage as the same may be amended, supplemented or otherwise modified from time to time (the "LEASEHOLD MORTGAGE"), covering the Premises, and the Landlord agrees that the execution, delivery and performance of the Leasehold Mortgage will not constitute a breach or default under the Lease; PROVIDED that the terms and provisions of the Leasehold Mortgage shall not impair or otherwise affect the terms and provisions of the Lease or the rights, remedies and entitlements of the Landlord under the Lease and shall not create any obligation or duty on the part of the Landlord except as herein expressly stated. In the event of inconsistencies in the provisions of the Landlord's rights, remedies and entitlements under the Lease and any such Leasehold Mortgage, it is agreed that the provisions of the Lease shall control.

                  B. The Landlord hereby agrees not to modify or amend the Lease without the prior written consent of the Collateral Agent, which consent will not be unreasonably withheld or delayed.

                  C. The Landlord hereby certifies and agrees that:

                           1. The Lease is in full force and effect, all conditions to the commencement of the term of the Lease have been satisfied.

                           2. The Tenant is not in default under the Lease, nor are there any events or conditions which, by the passage of time or giving of notice or both, would constitute a default thereunder by the Tenant.

                           3. The Landlord is not aware of any disputes, action, suit, condemnation proceeding, claim, or right of setoff pending or threatened with respect to the Lease or the Premises.

                           4. None of the Collateral shall be deemed to be fixtures.

                           5. The Landlord will not assert against the Collateral any statutory, contractual or possessory liens including, without limitation, rights of levy or distraint for rent, all of which it hereby waives. The Landlord will not assert any claims or rights of surcharge against the Collateral of whatever nature, including, but not limited to, any claim or right under 11 U.S.C. section 506(c) or any similar statute, whether state or federal.

                           6. The Landlord will notify the Collateral Agent in writing if the Tenant defaults on its Lease obligations to the Landlord and allow the Collateral Agent fifteen (15) days from notice in which to cure or cause the Tenant to cure any such defaults as more specifically provided in the Lease.

                           7. If there is an Event of Default under the Security Agreement and the Collateral Agent undertakes to enforce its security interest in the Collateral and/or to foreclose on the Tenant's leasehold estate pursuant to the Leasehold Mortgage, the Collateral Agent may, at its option and by written notice to the Landlord, (a) lease the Premises from the Landlord on the same terms and for the same purposes only as set forth in the Lease and exercise the other rights as lessee thereunder as described therein and/or (b) assign the Lease and/or the attornment rights hereunder to, or enter into sublease with, a purchaser of all or any part of the Collateral, only with the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

                  D. If an Event of Default occurs under the Security Agreement and the Collateral Agent undertakes to enforce its security in the Collateral, but chooses not to exercise its attornment rights under paragraph C(7) above, the Landlord will permit the Collateral Agent to
         (a) remain on the Premises for forty-five (45) days after the Collateral Agent notifies the Landlord of the Event of Default, PROVIDED the Collateral Agent pays the rental payments due under the Lease for the period of time the Collateral Agent uses the Premises, or
         (b) at the Collateral Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed forty-five (45) days after the Collateral Agent notifies the Landlord of the Event of Default under the Security Agreement, PROVIDED the Collateral Agent pays the rental payments due under the Lease for the period of time the Collateral Agent uses the Premises, and will not hinder the Collateral Agent's actions in enforcing its liens on the Collateral. In the event the Collateral Agent does not exercise its attornment rights, the Landlord shall be entitled to show the Premises to prospective tenants or purchasers after reasonable notice to the Collateral Agent.

                  E. If the Collateral Agent or its successors and assigns invokes the provisions of paragraph C(7), the Collateral Agent agrees to pay the Landlord all reasonable costs, including attorneys' fees, which may be associated with the Collateral Agent's exercise of its rights under said provisions.

                  F. If requested by the Collateral Agent, the Landlord will execute an instrument, in recordable form, embodying the provisions of this agreement.

         Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein by certified mail, return receipt requested, and shall be deemed given when mailed.

         The agreements contained herein shall continue in force until the earlier of (1) the expiration or termination of the Lease (provided no provision is made for the extension or renewal of the Lease) or (2) the date on which all of the obligations and liabilities to the Secured Creditors are paid and satisfied in full and all financing arrangements secured by the Security Agreement have been terminated. Upon the termination of this agreement, the Collateral Agent shall within fifteen (15) days thereafter execute and deliver a release or satisfaction of the Leasehold Mortgage (if the same has been executed) in recordable form and such other documents as are necessary to allow the Landlord to freely use, transfer or encumber the property subject to this agreement. If the Collateral Agent fails to comply with this release requirement, the Collateral Agent agrees that the undersigned as Landlord shall be entitled to the remedy of specific performance and agrees to pay reasonable attorneys' fees incident to securing release of any such Leasehold Mortgage.

         The Landlord will notify all successor owners, transferees, purchasers and mortgagees of the existence of this agreement. This agreement may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the Landlord, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the Landlord.

         If the person signing this agreement on behalf of the Landlord is signing as agent or in another representative capacity, such person represents that such person is authorized to, and that this agreement does, bind the owner of the Premises.

         This agreement shall be construed and enforced under the laws of the State in which the Premises are located.

         This agreement shall be effective only when the acknowledgement hereinafter set forth has been signed by a duly authorized representative of National City Bank on behalf of itself and as Collateral Agent for the other Secured Creditors.

         THE LANDLORD AGREES THAT NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS AN ASSUMPTION BY THE COLLATERAL AGENT OR ANY OF THE OTHER SECURED CREDITORS OF ANY OBLIGATIONS OF THE TENANT CONTAINED IN THE LEASE.

         THIS AGREEMENT SHALL NOT IMPAIR OR OTHERWISE AFFECT THE TENANT'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY THE TENANT OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LANDLORD PURSUANT TO THE TERMS OF THE LEASE NOR SHALL ANY PROVISION OF THE LEASEHOLD MORTGAGE IMPAIR OR AFFECT THE TERMS AND PROVISIONS OF THE LEASE EXCEPT AS SET FORTH HEREIN.

         IN WITNESS WHEREOF, this agreement has been executed and delivered this _____ day of _____________, 1998.

Witnesses:                                _____________________________________
                                                   [Name of Landlord]
_________________________
Print Name:
                                          By:__________________________________
_________________________                    Name:
Print Name:                                  Title:



                                          LANDLORD'S ADDRESS:






                            CORPORATE ACKNOWLEDGMENT


STATE OF _____________     )
                           ) ss.:
COUNTY OF _______________  )


         On this ____ day of _______________, 1998, before me, the undersigned Notary Public in and for the above State, personally appeared ___________________________________, to me personally known, who being by me duly sworn, did say that he is the __________________________ of _____________________________, a corporation, and that the instrument was signed on behalf of the corporation by authority of its board of directors and by him as an officer of the corporation and that the instrument is his free act and deed and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this ____ day of __________, 1998 at _______________,
_____________.




                                          ______________________________________
                                                     Notary Public


                                          My commission expires: _______________


[Notarial Seal]

                       ACKNOWLEDGMENT BY COLLATERAL AGENT

         NATIONAL CITY BANK, as Collateral Agent for itself and for the other Secured Creditors, hereby acknowledges that the consent by the above-named Landlord to the placement of a Leasehold Mortgage on the Tenant's interest as Lessee, shall not impair or otherwise affect the terms and provisions of the Lease or the rights, remedies and entitlements of the Landlord under the Lease and shall not create any obligation or duty on the part of the Landlord except as expressly stated in this agreement. It is further acknowledged that in the event of any inconsistency in the provisions of the Landlord's rights, remedies and entitlements under the Lease and any such Leasehold Mortgage, the provisions of the Lease shall be deemed to control.


                                                    NATIONAL CITY BANK,
                                                             as Collateral Agent



                                                    By:_________________________
                                                            Vice President


                      ACKNOWLEDGMENT AND CONSENT BY TENANT


         The undersigned hereby acknowledges and consents to the foregoing agreement. The undersigned further acknowledges and agrees that it will pay the Landlord's reasonable legal fees incident to this Landlord Agreement.

         THE UNDERSIGNED FURTHER ACKNOWLEDGES AND CONFIRMS THAT NOTHING CONTAINED IN THE AGREEMENT RELIEVES THE UNDERSIGNED OF ANY OF ITS DUTIES OR OBLIGATIONS UNDER OR PURSUANT TO THE LEASE.


                                             ___________________________________
                                                            [Tenant]


                                             By:________________________________
                                                             Title:

                                   EXHIBIT "A"
                                       to
                                 Landlord Waiver



                                      Lease

                                (attached hereto)

                                   EXHIBIT F-2









                          ----------------------------

                                     FORM OF

                                MORTGAGEE WAIVER

                          ----------------------------

                                MORTGAGEE WAIVER


                           Dated as of January 2, 1998


TO:      National City Bank,
                  as Collateral Agent
         National City Center
         1900 East Ninth Street
         Cleveland, Ohio 44114

         Attention:                 Anthony J. DiMare
                                    Senior Vice President
                                    Telephone: (216) 575-3344
                                    Facsimile: (216) 575-9396
                                    Metro-Ohio Division
                                    -------------------



         ______________________________________ (the "COMPANY") is the mortgagor under a first mortgage from the Company in favor of the undersigned (the "MORTGAGE HOLDER") covering the premises (the "PREMISES") more fully described in such first mortgage, which was recorded in the official mortgage records of indicated below (such first mortgage, as from time to time amended, supplemented or otherwise modified, including any first mortgage entered into in replacement thereof or in substitution therefor in connection with any refinancing thereof, the "FIRST MORTGAGE"):


Location of Premises: ________________________________________________________.


First Mortgage recorded: _____________________________________________________.


         The Company has certain of its assets located on the Premises.

         The Company has entered into a Security Agreement (the "SECURITY AGREEMENT") with National City Bank, as Collateral Agent (the "COLLATERAL AGENT") for itself and the other Secured Creditors ("SECURED CREDITORS") identified therein. As a condition to the Secured Creditors agreeing to make loans and other financial accommodations and extensions of credit, the Secured Creditors require, among other things, that the Company grant to the Collateral Agent, for the benefit of the Secured Creditors, liens on all of the Company's:

                  (i) inventory, and

                  (ii) goods, manufacturing, office and similar equipment and other items of tangible personal property, all of which can be physically removed from the Premises without undue difficulty or damage which is not fully repaired, located on the Premises (collectively, the "COLLATERAL").

         In order to induce the Secured Creditors and the Collateral Agent (together with their agents, successors and assigns) to enter into said financing arrangements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgage Holder hereby certifies and agrees that:

                  1. If requested by the Collateral Agent, the Mortgagor Holder will promptly furnish to the Collateral Agent a copy of any amendment to or other modification of the First Mortgage or any of the other documents referred to therein relating to the indebtedness secured thereby.

                  2. The Mortgagor Holder will use reasonable efforts to notify the Collateral Agent of the commencement of any foreclosure or similar proceedings under the First Mortgage.

                  3. The First Mortgage Holder is not aware of any default by the Company under the First Mortgage, nor is the Mortgage Holder aware of any events or conditions which, by the passage of time or giving of notice or both, would constitute a default thereunder by the Company.

                  4. None of the Collateral shall be deemed to be fixtures or other property subjected to the lien of the First Mortgage. Any such lien of the First Mortgage on any of the Collateral is hereby waived and released.

                  5. The Mortgage Holder will not assert against the Collateral any statutory, contractual or possessory liens, all of which it hereby waives. The Mortgage Holder will not assert any claims or rights of surcharge against the Collateral of whatever nature, including, but not limited to, any claim or right under 11 U.S.C. section 506(c) or any similar statute, whether state or federal.

                  6. The Mortgage Holder will notify the Collateral Agent in writing if the Company defaults on its payment or other material obligations to the Mortgage Holder under the First Mortgage as a consequence of which the Mortgage Holder intends to exercise any remedies under the First Mortgage, and allow the Collateral Agent fifteen (15) days from notice in which to cure or cause the Company to cure any such defaults as more specifically provided in the First Mortgage.

                  7. If (i) an Event of Default under the Security Agreement occurs and is continuing and the Collateral Agent undertakes to enforce its security in the Collateral through foreclosure proceedings or otherwise, and (ii) the Mortgage Holder is a "mortgagee in possession" or has through foreclosure, deed in lieu of foreclosure or otherwise obtained possession of the Premises, then the Mortgage Holder will permit the Collateral Agent to enter onto and remain on the Premises for forty-five (45) days after the Collateral Agent so notifies the Mortgagor that it intends to enter the Premises for the purpose of realizing upon the Collateral, without interference from the Mortgage Holder, PROVIDED (1) the Collateral Agent removes the Collateral from the Premises within such forty-five (45) day period, (2) the Collateral Agent repairs any damage to the Premises and improvements located thereon caused by such removal, and (3) the Collateral Agent pays to the Mortgage Holder a fair market rental for the period of time the Collateral Agent is in possession of the Premises for such removal purposes.

                  8. If the Collateral Agent or its successors and assigns invokes the provisions of paragraph 7, the Collateral Agent agrees to pay the Mortgage Holder all reasonable costs, including attorneys' fees, which may be associated with the Collateral Agent's exercise of its rights under said provisions.

         Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein by certified mail, return receipt requested, and shall be deemed given when mailed.

         The agreements contained herein shall continue in force until the earliest of (1) the satisfaction and discharge of the First Mortgage (provided no provision is made for the extension, renewal or replacement of the First Mortgage by a mortgage held by the Mortgage Holder), (2) sixty (60) days after the Mortgage Holder notifies the Collateral Agent that the Mortgage Holder is a "mortgagee in possession" or has taken title to the Premises through a deed in lieu of foreclosure, and (3) the date on which all of the obligations and liabilities secured by the Security Agreement are paid and satisfied in full and all financing arrangements secured by the Security Agreement have been terminated. Upon the termination of this agreement as provided in clause (3) above, or notice from the Mortgage Holder to the Collateral Agent of termination of this agreement as provided in clause (1) or (2) above, the Collateral Agent shall within fifteen (15) days thereafter execute and deliver to the Mortgage Holder a release or satisfaction of this agreement. If the Collateral Agent fails to comply with this release requirement, the Collateral Agent agrees that the undersigned as Mortgage Holder shall be entitled to the remedy of specific performance and agrees to pay reasonable attorneys' fees incident to securing such release.

         The undersigned Mortgage Holder will notify all transferees and purchasers of its rights under the First Mortgage of the existence of this agreement. This agreement may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, and upon any transferee of the rights of the Mortgage Holder under the First Mortgage.

         This agreement shall be construed and enforced under the laws of the State in which the Premises are located.

         This agreement shall be effective only when the acknowledgements hereinafter set forth have been signed by (i) a duly authorized representative of National City Bank on behalf of itself and as Collateral Agent for the other Secured Creditors, and (ii) a duly authorized representative of the Company.

         THE MORTGAGE HOLDER AGREES THAT NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS AN ASSUMPTION BY THE COLLATERAL AGENT OR ANY OF THE OTHER SECURED CREDITORS OF ANY OBLIGATIONS OF THE COMPANY CONTAINED IN THE FIRST MORTGAGE OR ANY OTHER NOTE OR OTHER DOCUMENT REFERRED TO THEREIN EVIDENCING THE INDEBTEDNESS SECURED THEREBY.

         THIS AGREEMENT SHALL NOT IMPAIR OR OTHERWISE AFFECT THE COMPANY'S OBLIGATIONS TO PAY PRINCIPAL OR INTEREST OR ANY OTHER SUMS PAYABLE BY THE COMPANY OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE MORTGAGE HOLDER PURSUANT TO THE TERMS OF THE FIRST MORTGAGE.



               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, this agreement is executed and delivered this _____ day of _____________, 1998.


Witnesses:                               _______________________________________
                                              Name of First Mortgage Holder
_________________________
Print Name:
                                         By:____________________________________
_________________________                   Name:
Print Name:                                 Title:



                                         ADDRESS:






                            CORPORATE ACKNOWLEDGMENT


STATE OF _____________     )
                           ) ss.:
COUNTY OF _______________  )


         On this ____ day of _______________, 1998, before me, the undersigned Notary Public in and for the above State, personally appeared ___________________________________, to me personally known, who being by me duly sworn, did say that he is the __________________________ of _____________________________, a corporation, and that the instrument was signed on behalf of the corporation by authority of its board of directors and by him as an officer of the corporation and that the instrument is his free act and deed and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this ____ day of __________, 1998 at ____________________,
__________.




                                                   _________________________
                                                          Notary Public


                                           My commission expires: ______________


[Notarial Seal]

                       ACKNOWLEDGMENT BY COLLATERAL AGENT

         NATIONAL CITY BANK, as Collateral Agent for itself and for the other Secured Creditors hereby acknowledges and agrees to the provisions of the foregoing Mortgagee Waiver intended to be binding on the Collateral Agent.


                                         NATIONAL CITY BANK,
                                              as Collateral Agent


                                         By:____________________________________
                                            Vice President




                           ACKNOWLEDGMENT AND CONSENT


         The undersigned hereby acknowledges and consents to the foregoing Mortgagee Waiver.

         THE UNDERSIGNED FURTHER ACKNOWLEDGES AND CONFIRMS THAT NOTHING CONTAINED IN THE FOREGOING MORTGAGEE WAIVER RELIEVES THE UNDERSIGNED OF ANY OF ITS DUTIES OR OBLIGATIONS UNDER OR PURSUANT TO THE FIRST MORTGAGE OR ANY NOTE, LOAN AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH.


                                         _______________________________________
                                                   [Name of Company]


                                         By:____________________________________
                                            Vice President

                                    EXHIBIT G









                          ----------------------------

                                     FORM OF

                                  BAILEE LETTER

                          ----------------------------

                                  BAILEE LETTER

                           Dated as of January 2, 1998



TO:      National City Bank,
                  as Collateral Agent
         National City Center
         1900 East Ninth Street
         Cleveland, Ohio 44114

         Attention:                 Anthony J. DiMare
                                    Senior Vice President
                                    Telephone: (216) 575-3344
                                    Facsimile: (216) 575-9396
                                    Metro-Ohio Division
                                    -------------------


         __________________________________________________ (the "COMPANY"),
stores goods at the undersigned's premises located at the following address (the "PREMISES"):



                      _____________________________________
                                    [Address]


         The Company has entered into a Security Agreement (the "SECURITY AGREEMENT") with National City Bank, as Collateral Agent (the "COLLATERAL AGENT") for itself and the other Secured Creditors ("SECURED CREDITORS") identified therein. As a condition to the Secured Creditors agreeing to make loans and other financial accommodations and extensions of credit, the Secured Creditors require, among other things, that the Company grant to the Collateral Agent, for the benefit of the Secured Creditors, liens on all of the Company's inventory, equipment, goods, furnishings and other tangible personal property located on the Premises (the "COLLATERAL").

         In order to induce the Secured Creditors and the Collateral Agent (together with their agents, successors and assigns) to enter into said financing arrangements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

                  I. The undersigned will notify the Collateral Agent in writing if (i) the storage of the Company's goods at the Premises has been terminated by the Company; (ii) the Company is more than 60 days in arrears in any storage or other charges payable to the undersigned; or (iii) the Company defaults on its storage or other obligations to the undersigned and, in such event, allow the Collateral Agent fifteen (15) days from notice in which to cure or cause the Company to cure any such defaults.

                  II. If an Event of Default under the Security Agreement shall have occurred and be continuing and the Collateral Agent undertakes to enforce its security interest in the Collateral, the Collateral Agent may, at its option and by written notice to the undersigned with reference to this paragraph II, store the items of the Collateral located at the Premises for the account of the Collateral Agent (and not the Company), on the same terms and for the same purposes only as the Company could have done, with any charges to accrue for the account of the Collateral Agent from the last date paid by the Company.

                  III. If an Event of Default under the Security Agreement shall have occurred and be continuing and the Collateral Agent notifies the undersigned thereof in writing with reference to this paragraph III, the undersigned will hold the items of Collateral located at the Premises for the benefit of the Collateral Agent and will act only on the written instructions of the Collateral Agent with respect thereto, to the exclusion of any instructions from the Company, until the Collateral Agent notifies the undersigned in writing to the contrary.

                  IV. If the Collateral Agent or its successors and assigns invokes the provisions of paragraph II or III, the Collateral Agent agrees to pay the undersigned all reasonable costs, including attorneys' fees, which may be associated with the Collateral Agent's exercise of its rights under said provisions.

         Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein by certified mail, return receipt requested, and shall be deemed given when mailed.

         The agreements contained herein shall continue in force until the earlier of (1) the expiration or termination of the storage of the Company's goods at the Premises or (2) the date on which all of the obligations and liabilities to the Secured Creditors are paid and satisfied in full and all financing arrangements secured by the Security Agreement have been terminated. Upon the termination of this agreement as provided in clause (2) above, the Collateral Agent shall so notify the undersigned.

         This agreement may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned.

         This agreement shall be construed and enforced under the laws of the jurisdiction in which the Premises are located.

         This agreement shall be effective only when the acknowledgements hereinafter set forth have been signed by (i) a duly authorized representative of National City Bank on behalf of itself and as Collateral Agent for the other Secured Creditors, and (ii) the Company.


                                   Very truly yours,

                                   _____________________________________________
                                                  [Name of Bailee]



                                   By:__________________________________________
                                      Name:
                                      Title:

                       ACKNOWLEDGMENT BY COLLATERAL AGENT

         NATIONAL CITY BANK, as Collateral Agent for itself and for the other Secured Creditors, hereby accepts and agrees to the foregoing.


                                   NATIONAL CITY BANK,
                                        as Collateral Agent



                                   By:__________________________________________
                                      Vice President




                            ACKNOWLEDGMENT BY COMPANY


         The undersigned hereby accepts and agrees to the foregoing.



                                   _____________________________________________



                                   By:__________________________________________
                                      Title:

                                   EXHIBIT H







                             ----------------------

                                    FORM OF

                             COMPLIANCE CERTIFICATE

                             ----------------------

                 QUARTER/ANNUAL COVENANT COMPLIANCE CERTIFICATE
                        CERTIFIED ON ______ ("THIS DATE")
                       AS OF _______ (THE "REPORT DATE")
                PURSUANT TO SUBSECTION (c) OF SECTION 8.1 OF THE
                      CREDIT AGREEMENT (REFERRED TO BELOW)



         Reference is made to the Credit Agreement (the "CREDIT AGREEMENT"), dated as of January 2, 1998, among ADVANCED LIGHTING TECHNOLOGIES, INC. (the "BORROWER"), the financial institutions named therein as Lenders, and NATIONAL CITY BANK, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders thereunder. Each term that is defined in the Credit Agreement shall have the same meaning in this certificate as is ascribed thereto by the Credit Agreement.

         Pursuant to subsection (c) of Section 8.1 of the Credit Agreement, I certify to the Lenders that I am the Borrower's Chief Financial Officer and further certify to the Lenders, to the best of my knowledge and belief, as follows:

         1. Enclosed herewith are ________. These financial statements have been prepared in accordance with the Credit Agreement and fairly present, in all material respects, the financial condition of the Company as at the closing date thereof (the "REPORT DATE") and the results of operations for the fiscal period then ending, all in accordance with the GAAP.

         2. No Event of Default nor Default existed at the report date, nor does any exist at this date.

         3. The calculations attached hereto indicate compliance or non-compliance with certain sections of the Credit Agreement.



By: Advanced Lighting Technologies, Inc.



    ________________________                           ________________________
    Nicholas R. Sucic                                  Date
    Chief Financial Officer

Advanced Lighting Technologies, Inc.
Covenant Compliance Certificate
Rolling Four Quarter Basis


I. SECTION 9.7 - TOTAL INDEBTEDNESS/EBITDA RATIO

Total Indebtedness                                                                      $____

EBITDA:
         Consolidated Net Income                                       $____
         Plus Provision for Income Taxes                               $____
         Plus Total Net Cash Interest Expense                          $____
         Plus Depreciation and Amortization                            $____
         Plus Extraordinary and other Non-recurring
                 Non-Cash Losses and Non-Cash Charges                  $____
         Less Gain on Sales of Assets and Extraordinary Gains         ($____)
                 Equals EBITDA                                                          $____

Ratio of Total Indebtedness/EBITDA                                                      0.00 to 1.00

Maximum Allowed (4.00x through 12/31/98; 3.75 to 1.00 thereafter through 12/31/99; and 3.50x thereafter)

IN COMPLIANCE?                                                                          YES/NO

II. SECTION 9.8 - INTEREST COVERAGE RATIO

EBIT plus Amortization
         Consolidated Net Income                                      $____
         Plus Provision for Income Taxes                              $____
         Plus Total Net Cash Interest Expense                         $____
         Plus Amortization                                            $____
                 Total                                                $____
                                                                                        $____

Total Net Cash Interest Expense                                                         $____

Interest Coverage Ratio (EBIT plus Amortization to
         Total Net Cash Interest Expense)                                               0.00 to 1.00

Minimum Required (4.00 to 1.00)

IN COMPLIANCE?                                                                          YES/NO

Advanced Lighting Technologies, Inc.
Covenant Compliance Certificate
Roiling Four Quarter Basis

III. Section 9.9 - Capital Expenditures

Capital Expenditures for FQE or FYE __/__/__                                            $____

Maximum Allowed
         FQE 3/31/98                $6,500,000
         FQE 6/30/98                $6,500,000
         FYE 6/30/99                $26,000,000
         FYE 6/30/00                $20,000,000
         Any FYE thereafter         $15,000,000

IN COMPLIANCE?                                                                          YES/NO


IV. SECTION 9 10 - CERTAIN LEASES

Payments on Leases                                                                      $____
         Exclude:
              Capital Leases                                           $____
              Leases of Corporate HQ
              & other Real Property
              referred to in Section 9.3(1)                            $____

Total                                                                                   $____

Maximum Allowed ($2,500,000)

IN COMPLIANCE?                                                                          Yes/No

V. SECTION 9.11- MINIMUM CONSOLIDATED TANGIBLE NET WORTH

Consolidated Tangible Net Worth                                                         $____

Minimum Required
         Base Amount                                                   $100,800,000
         Plus 75% of Quarterly Net Income
                 for each FQ starting 3/31/98
                 FQE                                                   $____
                 FQE                                                   $____
                 FQE                                                   $____

         Plus Cash Stock Proceeds                                      $____

         Plus 90% impact of Stock Issued
                 in Acquisitions                                       $____

Total Minimum Required                                                                  $____

IN COMPLIANCE?                                                                          YES/NO

Advanced Lighting Technologies, Inc.
Covenant Compliance Certificate
Rolling Four Quarter Basis


VI. SECTION 9.4(b) - INDEBTEDNESS OF CANADIAN SUBSIDIARIES

Indebtedness of Canadian Subsidiaries                                                   $____

Maximum Allowed (U.S.$10,000,000)
                 $10,000,000

IN COMPLIANCE?                                                                          YES/NO

VII. SECTION 9.4(c) - CAPITAL LEASE INDEBTEDNESS

Capitalized Lease Obligations                                                           $____

Maximum Allowed (together with Indebtedness referred to in Section 9.4(e), $15,000.000)

IN COMPLIANCE?                                                                          YES/NO

VIII. SECTION 9.4(d) - INDEBTEDNESS OF LIGHTING RESOURCES

Indebtedness of Lighting Resources - Eximbank Financing                                 $____

Maximum Allowed ($10.000.000)

IN COMPLIANCE?                                                                          YES/NO

IX. SECTION 9.4(e) - INDEBTEDNESS SUBJECT TO LIENS PERMITTED BY SECTION 9.3(k)

Outstanding Indebtedness Permitted by Section 9.3(e)                                    $____

Maximum Allowed ($10,000,000)

IN COMPLIANCE?                                                                          YES/NO

X. SECTION 9.4(f) - INDEBTEDNESS RELATED TO A CORPORATE HEADQUARTERS AND CERTAIN OTHER REAL PROPERTY

Indebtedness Related to Corporate Headquarters                         $____
Indebtedness Related to Other Real Property                            $____
      Total                                                                             $____
Maximum Allowed ($45,000,000)

IN COMPLIANCE?                                                                          YES/NO

Advanced Lighting Technologies, Inc.
Covenant Compliance Certificate
Roiling Four Quarter Basis

XI. SECTION 9. 4(g) - INDEBTEDNESS OF OTHER FOREIGN SUBSIDIARIES

Indebtedness of Other Foreign Subsidiaries                             $____

Maximum Allowed ($8,000,000)

IN COMPLIANCE?                                                                          YES/NO

XII. APPLICABLE EUROCURRENCY MARGIN AND COMMITMENT FEE RATE

Total Indebtedness/EBITDA (from above)                                                  0.00 to 1.00

Corresponding Pricing Grid Level
  Greater Than or Equal to                                             0.00 to 1.00
  But Less Than                                                        0.00 to 1.00

Applicable Eurocurrency Margin for period (in basis points)                             _____

Applicable Commitment Fee Rate for period (in basis points)                             _____

                                    EXHIBIT I


                   FORM OF OPINION OF COUNSEL TO THE BORROWER




                                                               ________ __, 1998


The Administrative Agent, the Collateral Agent and each of the Lenders party to the Credit Agreement referred to below
c/o National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114

                  Re: Credit Agreement, dated as of January 2, 1998, with Advanced Lighting Technologies, Inc.
                           -----------------------------------------


Ladies and Gentlemen:

         We have acted as special counsel to Advanced Lighting Technologies, Inc., a Delaware corporation (the "BORROWER"), in connection with (i) the execution and delivery of the Credit Agreement, dated as of January 2, 1998 (the "CREDIT AGREEMENT"), among the Borrower, the financial institutions party thereto (the "LENDERS"), and National City Bank, as Administrative Agent, and
(ii) the transactions contemplated thereby. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion letter is delivered by us to you at the request of the Borrower in accordance with the requirements of section 6.1(j) of the Credit Agreement.

         As such special counsel, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records and matters of law as we have considered necessary as a basis for the opinions set forth herein, including without limitation the following:

                  (a)      the Credit Agreement;

                  (b)      the Notes delivered today pursuant to the Credit
                           Agreement;

                  (c)      the Pledge Agreement;

                  (d)      the Security Agreement; and

                  (e)      the Subsidiary Guaranty.

The documents referred to in clauses (a) through (e) above are herein sometimes referred to as the "CREDIT DOCUMENTS" and the documents referred to in clauses
(c) and (d) above are herein sometimes referred to as the "SECURITY DOCUMENTS".

         In our examination we have assumed the genuineness of all signatures (other than as to any Credit Party), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to questions of fact not independently verified by us we have relied, to the extent we deemed appropriate, upon representations and certificates of officers of the respective Credit Parties, public officials and other appropriate persons, as well as the representations and warranties set forth in the Credit Documents. All assumptions and statements of reliance as to factual matters herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon. We have also assumed the due authorization of all parties executing documents and instruments, other than the Credit Parties, and that such documents and instruments constitute the legal, valid and binding undertaking of each such other party, enforceable against each such other party in accordance with their respective terms. We have also assumed that the Administrative Agent, the Collateral Agent and each of the Lenders will enforce their rights under the Credit Documents, in a commercially reasonable manner, consistent with good faith and fair dealing. This opinion letter is subject to, and is to be construed in accordance with, the principles and limitations set forth in the Special Report by the TriBar Opinion Committee, U.C.C. Security Interest Opinions, 49 Bus. Law. 362 (1993).

         We understand that you have considered the applicability of fraudulent transfer laws to the transactions contemplated by the Credit Documents, as to which laws we express no opinion, and have satisfied yourself with respect thereto.

         Our examination of matters of law in connection with the opinions expressed herein has been limited to the present federal laws of the United States, the present laws of the State of Ohio, the present corporate laws of the State of Delaware, and the present UCC (as hereinafter defined) of certain other jurisdictions as reported in CCH Secured Transactions Guide, to present judicial interpretations thereof, and to the facts as they presently exist. In rendering this opinion, we assume no obligations to revise or supplement this opinion should the present laws of any jurisdiction mentioned above be changed by legislative action, judicial decision, or otherwise, or should the facts as they presently exist change. No opinions expressed herein shall be deemed to cover any other laws.

         We have neither examined nor requested an examination of the indices or records of any court or governmental or other agency, authority, instrumentality or entity, nor have we made inquiry of any person or entity, except as expressly set forth in this opinion letter. In addition, we have not independently verified or investigated the accuracy or completeness of any factual information and, because the scope of our examination did not include such verification, we assume no responsibility for the accuracy or completeness of any such information.

         As used herein, to our knowledge, shall mean, to the actual knowledge of the lawyers who have been actively involved in the negotiation of the Credit Documents and the lawyers who are the current primary contacts for the Borrower at the firm.

         Based upon the foregoing and subject to the qualifications, assumptions and limitations contained in this opinion letter, we are of the opinion that:

                  1. CORPORATE STATUS, ETC. (a) The Borrower and each of its Material Subsidiaries which is a Credit Party, other than Ruud Lighting, Inc., a Wisconsin corporation ("RLI"), (i) is a validly existing corporation under the laws of the jurisdiction of its formation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposed to engage and (ii) to our knowledge, is duly qualified and is authorized to do business and is in good standing in each jurisdiction where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.(6)

                  (b) RLI is a corporation existing under the laws of the State of Wisconsin and, based solely on a certificate of the Department of Financial Institutions of the State of Wisconsin (the "DEPARTMENT OF FINANCIAL INSTITUTIONS"), (i) has filed with the Department of Financial Institutions during its most recently


--------

(6) An appropriate qualification to clause (ii) may be included as to the good standing of a particular Subsidiary as a foreign corporation in a specified jurisdiction.

         completed report year the required annual report; (ii) is not the subject of a proceeding under the Wisconsin Business Corporation Law to cause its administrative dissolution; (iii) no determination has been made by the Department of Financial Institutions that grounds exist for such action with respect to RLI; (iv) no filing has been made with the Department of Financial Institutions of a decree of dissolution with respect to RLI; and (v) no Certificate of Dissolution of RLI has been filed with the Department of Financial Institutions. RLI has the corporate power and authority to own its properties and assets and to carry on its business as currently being conducted.

                  2. MATERIAL SUBSIDIARIES. To our knowledge, Annex II to the Credit Agreement correctly sets forth each Material Subsidiary of the Borrower and the direct and indirect ownership interest of the Borrower therein.

                  3. CORPORATE POWER AND AUTHORITY, ETC. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party.

                  4. CREDIT DOCUMENTS. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document to which it is a party constitutes the legal, valid and binding agreement or obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent or preferential transfer, moratorium or similar laws, and related judicial doctrines, including but not limited to equitable subordination, from time to time in effect affecting creditors' rights and remedies generally, (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits on the availability of equitable remedies), whether such principles are considered in a proceeding at law or in equity, and
         (iii) the qualification that certain other provisions of such Credit Documents may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of Ohio or other applicable jurisdictions, but the inclusion of such provisions does not affect the validity as against any Credit Party of any of such Credit Documents as a whole, and such Credit Documents contain adequate provisions for enforcing payment of the obligations governed or secured thereby and for the realization of the principal rights and benefits afforded thereby, subject to the other qualifications and limitations contained in this opinion letter.

                  5. NO VIOLATION. Neither the execution, delivery or performance at the date hereof by any Credit Party of the Credit Documents to which it is a party, nor compliance with the terms and provisions thereof at the date hereof, (i) will contravene any provision of any State of Ohio or United States federal law, statute, rule, regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or, to our knowledge, any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Borrower or its properties and assets, (ii) will conflict or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of any material indenture, mortgage, deed of trust, agreement or other instrument of which we have knowledge to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject and such conflict, breach or default results in a Material Adverse Effect or
         (iii) will violate any provision of the charter, by-laws or code of regulations of any Credit Party.

                  6. GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Ohio or United States federal governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any such Credit

         Document, except that we note that filings and recordings with governmental authorities will be required to establish and perfect certain Liens and security interests granted pursuant to the Security Documents.

                  7. LITIGATION. To our knowledge, there are no actions, suits or proceedings pending or, to, our knowledge, threatened with respect to the Borrower or any other Credit Party (i) that have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by any Credit Party pursuant to any of the Credit Documents to which it is a party.

                  8. INVESTMENT COMPANY ACT, ETC. Neither the Borrower nor any of the other Credit Parties is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable state public utility law.

                  9. PLEDGED STOCK AND PLEDGED NOTES. After giving effect to the delivery to the Pledgee of the Pledged Stock and Pledged Notes (as each such term is defined in the Pledge Agreement) listed on Annex A and B of the Pledge Agreement, and assuming the continued exclusive possession by the Pledgee of such Pledged Stock and Pledged Notes in the State of Ohio, the security interest created in favor of the Pledgee under the Pledge Agreement constitutes a valid and enforceable perfected security interest in such Pledged Stock and Pledged Notes, except as follows:

                           (a) in the case of the issuance of additional shares
                  or other distributions in respect of such Pledged Shares of additional instruments (as such term is defined in Article 9 of the Uniform Commercial Code (the "UCC"), the security interest of the Pledgee therein will be perfected only if exclusive possession thereof is obtained in accordance with the provisions of the Pledge Agreement and sections 9-308 and 9-309 of the UCC; and

                           (b) in the case of non-identifiable cash proceeds,
                  continuation of perfection of the Pledgee's security interest therein is limited to the extent set forth in section 9-306 of the UCC.

         No filings or recordings are required under the UCC of any applicable jurisdiction in order to perfect the security interest created under the Pledge Agreement with respect to such Pledged Stock and Pledged Notes.

                  10. SECURITY AGREEMENT. We have examined the financing statements (the "FINANCING STATEMENTS") to be filed in the filing offices listed for each Credit Party on Schedule A attached hereto (the "FILING OFFICES"). Upon the filing of the Financing Statements in the Filing Offices, assuming that the representations made by the relevant Credit Party in the Security Agreement with respect to the location of its chief executive office and the location of its Collateral (as defined in the Security Agreement) are and remain true and correct, all filings, registrations and recordings necessary to create and perfect the security interests granted by each Credit Party which is a party to the Security Agreement in and to the Collateral thereunder will have been accomplished and the security interests granted to the Collateral Agent pursuant to the Security Agreement in and to such Collateral will constitute a perfected security interest therein, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC as in effect in the State of Ohio and the other jurisdictions in which the Filing Offices are located.

                  11. PATENTS, TRADEMARKS AND COPYRIGHTS. The recordation of the Security Agreement in the United States Patent and Trademark Office will be effective, under United States federal law, to perfect the security interest granted to the Collateral Agent in the patents and trademarks specifically identified in Annexes E and F of the Security Agreement, and the filing of the Security Agreement with the United States Copyright Office will be effective, under United States federal law, to perfect the security interest granted to the Collateral Agent in the copyrights specifically identified in Annex G to the Security Agreement.

                                 *  *  *  *  *


         The opinions set forth above are subject to the following assumptions, qualifications and limitations:

                  (a) We express no opinion as to the enforceability of any provision in the Credit Documents:

                           (i) permitting the secured party or any other person
                  to sell or otherwise dispose of, or purchase, any collateral subject thereto, or enforce any other right or remedy thereunder (including without limitation any self-help or taking-possession remedy), except in compliance with the UCC and other applicable laws;

                           (ii) establishing standards for the performance of
                  the obligations of good faith, diligence, reasonableness and care prescribed by the UCC or of any of the obligations referred to in section 9-501(3) of the UCC;

                           (iii) limiting the ability of any debtor or any other
                  person to transfer voluntarily or involuntarily (by way of sale, creation of a security interest, attachment, levy, garnishment or other judicial process) its right, title or interest in or to any collateral subject thereto, to the extent any such provision would not be given effect under section 9-311 of the UCC;

                           (iv) relating to forum selection to the extent the
                  forum is a federal court;

                           (v) relating to forum selection to the extent that
                  the enforceability of any such provision is to be determined by any court other than a court of the State of Ohio;

                           (vi) specifying that provisions thereof may be waived
                  only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of such Credit Documents; or

                           (vii) purporting to provide that matters provided in
                  the Credit Documents are in the sole or uncontrolled discretion of Lenders, the Administrative Agent or the Collateral Agent or subject to the exclusive judgment of Lenders, the Administrative Agent or the Collateral Agent;

                  (b) We express no opinion as to the enforceability of (i) any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a "WAIVER") by any Credit Party under any of the Credit Documents to the extent limited by sections 1-102(3) or 9-501(3) of the UCC or other provisions of applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty, defense or ground for discharge otherwise existing or occurring as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under section 9-501 of the UCC or other provisions of applicable law (including judicial decisions), or (ii) any Waiver by a guarantor or other surety insofar as it relates to causes or circumstances that would operate as a discharge or release of, or defense available to, a guarantor or other surety thereunder as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under applicable law (including judicial decisions).

                  (c) We express no opinion as to the enforceability of the security interests under the Security Documents in any item of the Collateral (as such term is defined respectively in the Security Agreement and the Pledge Agreement) which is subject to any restriction on or prohibition against transfer contained in any security, instrument or document evidencing or relating to such item.

                  (d) Our opinions with respect to security interests are subject to the effect on such security interests of the provisions of sections 9-301 (persons who take priority over unperfected security interests;

         rights of "lien creditor"), 9-307 (protection of buyers of goods), 9-308 (protection of purchasers of chattel paper or instruments), 9-309 (protection of purchasers of instruments, documents and securities), 9-310 (priority of certain liens arising by operation of law), 9-312 (priorities among conflicting security interests in the same collateral), 9-313 (priority of security interests in fixtures), 9-314 (accessions), 9-315 (priority when goods are commingled or processed), and 9-318 (defenses against assignee, etc.), of the UCC.

                  (e) We express no opinion with respect to any security interest created under the Credit Documents which purports to secure any present or future obligations that are determined, in the case of obligations and liabilities created in the future, not to constitute "future advances" within the meaning of UCC section 9-204(3), because such advance is determined not to have been within the contemplation of the parties at the time the Credit Documents were executed, or is determined not to be of the same character or class as the obligations or liabilities created or arising under the Credit Documents.

                  (f) We express no opinion as to the validity or enforceability of any provisions which may be contained in a guarantee or other suretyship document made by a guarantor or other surety, to the effect that amendments or other waivers or modifications of provisions of documents governing the underlying primary obligations will not affect the obligations of the guarantor or other surety, in circumstances where such any such amendment, waiver or other modification so radically changes the essential nature of the terms and conditions of the underlying primary obligations that, in effect, a new contract has arisen between the primary obligor and any person for whose benefit the underlying primary obligation was originally undertaken.

                  (g) We have assumed that each Credit Party has rights in the collateral in which such Credit Party purports to grant a security interest pursuant to the Security Documents.

                  (h) We have assumed that (A) none of the Collateral (as defined in the Security Agreement) is or will become fixtures, (B) any Financing Statement that does not bear a notation that it is to be filed in a local filing office is to be filed with the secretary of state or equivalent state office in the applicable state, and (C) all applicable filing or recording fees or taxes, including, but not limited to, recording taxes, documentary taxes, and stamp taxes, have been or will be timely paid.

                  (i) We express no opinion as to the right, title or interest of any entity to any real or personal property or other assets.

                  (j) We express no opinion as to (A) the rank or priority of any security interest, or (B) the accuracy or completeness of any descriptions of the Collateral contained in the Security Agreement or the Financing Statements.

                  (k) Article 9 of the UCC requires the filing of continuation statements within the period of six months before the expiration of a specified period from the date of the original filing of the applicable Financing Statement. We also call to your attention that the perfection of any security interest in any of the following Collateral will be terminated to the extent that security interests therein are perfected under the UCC by the filing of the Financing Statements: (i) as to any Collateral acquired by a debtor more than four months after such debtor changes its name, identity or corporate structure so as to make the Financing Statements seriously misleading, unless new appropriate UCC-1 financing statements indicating the new name, identity or corporate structure of such debtor are properly filed before the expiration of such four-month period and (ii) as to any personal property consisting of mobile goods (as defined in the UCC), four months after the relevant debtor changes its chief executive office to a new jurisdiction outside the state in which such debtor is now located (or, if earlier, when perfection under the laws of the state in which such debtor is now located would have ceased as set forth in the preceding sentence) unless such security interests in mobile goods are perfected in such new jurisdiction before that termination. If such new filing is not made, the security interest is deemed unperfected against a person who becomes a purchaser after the change.

                  (l) We call to your attention that the perfection of any security interest in personal property consisting of ordinary goods (as defined in the UCC) will be terminated to the extent that security interests therein are perfected under the UCC by the filing of the Financing Statements four months after such ordinary goods are moved to a new jurisdiction outside the state in which such ordinary goods were located at the time the Financing Statements were filed with respect thereto unless such security interests in ordinary goods are perfected in such new jurisdiction before such termination. Similarly, in those jurisdictions in which Financing Statements are filed in local filing offices at the county level because the applicable debtor has only one place of business in the jurisdiction or such local filing is otherwise required, the perfection by means of the filing of such Financing Statements of any security interest in personal property consisting of ordinary goods (as defined in the applicable UCC) located in such jurisdiction may be terminated if the debtor establishes a different place of business in another county in such jurisdiction or such ordinary goods are moved outside of the county in which a Financing Statement was initially filed to another county in the same state unless such security interest is perfected in such new county.

                  (m) We express no opinion with respect to proceeds as to (i) the effect of limitations under section 9-306 of the UCC on the perfection of a security interest in proceeds, (ii) the rights of a person in possession of proceeds consisting of money or instruments (as defined in section 9-105 of the UCC), and (iii) the rights of a purchaser of negotiable instruments or chattel paper (as defined in section 9-105 of the UCC) to the extent provided in sections 9-308 and 9-309 of the UCC.

                  (n) We express no opinion, with respect to any collateral subject to the security interest of the Pledge Agreement or the Security Agreement after the date hereof, as to (i) interests created by predecessors in title to such property, or (ii) section 552 of the Bankruptcy Code, under which a bankruptcy court has discretion as to the extent to which postpetition proceeds may be subject to a lien arising from a security agreement entered into by a debtor before the commencement of its bankruptcy case.

                  (o) We express no opinion with respect to (i) any Collateral consisting of crops (growing or to be grown), timber, minerals, equipment used in farming operations, farm products or accounts or general intangibles arising from or relating to the sale of farm products by a farmer, or (ii) the effect on the perfection of the security interest purported to be created by the Security Agreement of any statute or treaty of the United States that provides for national or international registration or national or international certification of title, or (except as provided in paragraph 11 above with respect to patents, trademarks and copyrights) that specifies a place of filing or method of perfection different from that specified in the UCC.

                  (p) Except as provided in paragraph 5 above with respect to compliance with Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, we express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of any of the addressees or their assigns or participants with any state or federal laws or regulations applicable to any of them by reason of their status as or affiliation with a federally insured depository institution.

                  (q) We note for your information that, as a matter of public policy, provisions of documents obligating a party to pay costs and expenses of enforcement may not be given effect in a proceeding brought in the courts of the State of Ohio.

                  (r) We express no opinion as to any Material Subsidiary or Credit Party that is a Foreign Subsidiary.

                  (s) We express no opinion as to (i) the payment of attorneys' fees under any of the foregoing instruments; (ii) any "self-help" remedies exercised by a Lender, the Administrative Agent or the Collateral Agent; (iii) any ex parte judicial brought by a Lender, the Administrative Agent or the Collateral Agent permitting it to act as attorney-in-fact for any Credit Party; (iv) provisions purporting to establish as to third parties nonculpability for actions taken on behalf of a Lender, the Administrative Agent or the Collateral Agent; or (v) provisions purporting to permit a Lender, the Administrative Agent or the Collateral Agent to act as attorney-in-fact for any Credit Party.

                  (t) We express no opinion as to any impact on the Credit Parties or Lenders, the Administrative Agent or the Collateral Agent or any of the Credit Documents, and other instruments and agreements executed in connection with the Credit Documents of any existing statutes, laws, regulations and ordinances respecting environmental or wetlands matters, including, but not limited to, those issued by, under, or in connection with the United States Army Corps of Engineers, the United States Environmental Protection Agency or any similar agency instituted or created by or under the authority of any agency of any state.

                  (u) We have assumed:

                           (i) that to the extent that perfection of a security
                  interest in the property covered by such agreements requires a filing, registration or recording in any of the Filing Offices, any such filings, registrations or recordings have been properly made;

                           (ii) that the Lenders have given value to each Credit
                  Party; and

                           (iii) the security interest in that portion of the
                  Collateral consisting of instruments (as defined in section 9-309 of the UCC) will be a valid and perfected security interest under the UCC if and to the extent the secured party takes possession of and holds the instruments.

                  (v) We express no opinion as to the validity, perfection or priority of the security interests as they relate to (i) any Collateral covered by a true lease naming a Credit party as lessee or (ii) any interest or any claim in or under any policy of insurance.

                  (w) In rendering the opinions expressed in paragraphs 1 and 3 relating to RLI, we have relied upon the opinion of Reinhart Boerner Van Deuren Norris & Rieselbach, S. C. dated the date hereof, as limited by the qualifications set forth therein.

         This opinion letter is being furnished only to the addressees and is solely for their benefit and the benefit of their participants and assigns in connection with the transactions contemplated by the Credit Documents. This opinion letter may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                           Very truly yours,

                                           COWDEN, HUMPHREY & SARLSON CO, L.P.A.

                                    EXHIBIT J









                          ----------------------------

                                     FORM OF

                              ASSIGNMENT AGREEMENT

                          ----------------------------

                              ASSIGNMENT AGREEMENT

                               DATE:_____________


         Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined.

         _____________ (the "ASSIGNOR") and ______________ (the "ASSIGNEE")
hereby agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "ASSIGNED SHARE") of all of Assignor's outstanding rights and obligations under the Credit Agreement indicated in Item 4 of Annex I, including, without limitation, all rights and obligations with respect to the Assigned Share of the Assignor's Commitment and of the Loans, Unpaid Drawings and the Notes held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Item 4 of Annex I.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement;
(iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vi) to the extent legally entitled to do so, attaches the forms described in section 5.4(b)(ii) of the Credit Agreement.(7)

         4. Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor, the Assignee and the consent hereof by the Administrative Agent and the receipt by the Administrative Agent of the administrative fee referred to in section 13.4(b) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "SETTLEMENT DATE").


--------

(7) If the Assignee is organized under the laws of a jurisdiction outside the United States.

         5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

         6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, (y) all Facility Fee (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I, and
(z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Facility Fee and Letter of Credit Fees, to be paid by the Administrative Agent, upon receipt thereof from the Borrower, directly to the Assignee. It is further agreed that all payments of principal made by the Borrower on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

         7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.


                                  *     *     *


         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


     [NAME OF ASSIGNOR],                                  [NAME OF ASSIGNEE],
         as Assignor                                         as Assignee


By:____________________________                  By:____________________________
   Title:                                           Title:


Acknowledged and Agreed:

National City Bank,
         as Administrative Agent


By: ______________________________
         Vice President

                                                                         ANNEX I




                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I




1. The Borrower:

2. Name and Date of Credit Agreement:

         Credit Agreement, dated as of January 2, 1998, among Advanced Lighting Technologies, Inc., the Lenders from time to time party thereto, and National City Bank, as Administrative Agent.

3. Date of Assignment Agreement:

                              _________ __, ____

4. Amounts (as of date of item #3 above):


                           Commitments               Loans

a.  Aggregate Amount
    for all Lenders        $_________             $_________

b.  Assigned Share          _________%             _________%

c.  Amount of Assigned
    Share                  $_________             $_________

5. Settlement Date:

                              _________ __, ____

6. Rate of Interest
   to the Assignee:           As set forth in section 2.7 of the Credit
                              Agreement (unless otherwise agreed to by the Assignor and the Assignee).(8)


--------

(8) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in section
         2.7 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

7. Commitment
   Fee: As set forth in section 4.1(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee).(9)

8. Letter of
   Credit Fees:               As set forth in section 4.1(b) of the Credit
                              Agreement (unless otherwise agreed to by the Assignor and the Assignee).(10)


9. Notices:

ASSIGNOR:                                            ASSIGNEE:

----------------------                               ----------------------

----------------------                               ----------------------

----------------------                               ----------------------
Attention:                                           Attention:
Telephone No.:                                       Telephone No.:
Facsimile No.:                                       Facsimile No.:


10. Payment Instructions:

ASSIGNOR:                                            ASSIGNEE:

----------------------                               ----------------------

----------------------                               ----------------------

----------------------                               ----------------------
ABA No.:                                             ABA No.:
Account No.:                                         Account No.:
Reference:                                           Reference:
Attention:                                           Attention:


--------

(9) The Borrower and the Administrative Agent shall direct the entire amount of the Commitment Fee to the Assignee at the rate set forth in section 4.1(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Commitment Fee through payment by the Assignee to the Assignor.

(10) The Borrower and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in section 4.1(b) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Letter of Credit Fees through payment by the Assignee to the Assignor.

                                    EXHIBIT K

                         SECTION 5.4(b)(ii) CERTIFICATE


                  Reference is hereby made to the Credit Agreement dated as of January 2, 1998, among Advanced Lighting Technologies, Inc., the financial institutions party thereto from time to time, and National City Bank, as Administrative Agent (the "CREDIT AGREEMENT"). Pursuant to the provisions of section 5.4(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                                [Name of Bank]

                                                By: ____________________________
                                                    Title


Dated: __________